AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON

February 25, 2021

Registration Nos. 2-92633

811-04087

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [  ]

Post-Effective Amendment No. 217[X]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [  ]

Amendment No. 218 [X]

MANNING & NAPIER FUND, INC.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive

Fairport, NY 14450

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code)

(585) 325-6880

Paul J. Battaglia

c/o Manning & Napier Fund, Inc.

290 Woodcliff Drive

Fairport, NY 14450

(Name and Address of Agent for Service)

Copies to:

Timothy W. Levin, Esquire

Morgan, Lewis & Bockius, LLP

1701 Market St.

Philadelphia, PA 19103

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b)

/X/ on February 28, 2021 pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(1)

/ / on (date) pursuant to paragraph (a)(1)

/ / 75 days after filing pursuant to paragraph (a)(2)

/ / on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Investment Company Shares

Prospectus
March 1, 2021
www.manning-napier.com
Manning & Napier Fund, Inc.	Class S	Class I	Class W	Class Z
Disciplined Value Series	MDFSX	MNDFX	MDVWX	MDVZX
Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.
Additionally, if you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Manning & Napier Fund, Inc.

Disciplined Value Series
Summary Section
Investment Goal
To provide competitive returns consistent with the broad equity market while also providing a level of capital protection during market downturns.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
CLASS	S	I	W	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.25%	None	None	None
Other Expenses	0.21%	0.25%	0.15%	0.15%
Previously Waived Fees and/or Reimbursed Expenses Recovered[1]	None	None	0.01%	0.01%
Other Operating Expenses	0.21%	0.25%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.76%	0.55%	0.45%	0.45%
Less Fee Waiver and/or Expense Reimbursement[1]	None	None	(0.30)%	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.76%	0.55%	0.15%	0.45%
[1]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.60% of the average daily net assets of the Class I and Class S shares, 0.45% of the average daily net assets of the Class Z shares, and 0.15% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual waivers ). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
CLASS	S	I	W	Z
1 Year	$78	$56	$15	$46
3 Years	$243	$176	$48	$144
5 Years	$422	$307	$85	$252
10 years	$942	$689	$192	$567
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 29% of the average value of its portfolio.
Principal Investment Strategies
The Series will, under normal circumstances, invest at least 80% of its assets in dividend-paying common stocks. The Series principally invests in the common stocks of mid- to large- capitalization companies (generally companies with market capitalizations at the time of purchase within the market capitalization range of the companies comprising the Russell 1000® Value Index). The Advisor constructs a portfolio consisting primarily of U.S. companies trading on U.S. stock exchanges that it believes will provide competitive returns consistent with the broad equity market while also providing a level of capital protection during sustained market downturns.

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In selecting securities for the Series, the Advisor uses a systematic process to identify stocks of companies that it believes are undervalued in the market, based on factors such as free cash flow generation and earnings power, and that meet other investment criteria relating to minimum dividend yield, dividend sustainability, and financial health. The Series’ investment strategy may involve allocating large portions of the Series’ portfolio to industry sectors which meet the Advisor’s investment criteria. Although stocks may be added to or removed from the Series’ portfolio at any time during the year, the Advisor expects that modifications to the Series’ portfolio will primarily take place once a year during the Advisor’s annual portfolio review and rebalancing.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Market risk — Because the Series invests in stocks, the value of your investment will fluctuate in response to stock market movements. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. stock markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
•	An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.
Investment style risk — Investing primarily in dividend-paying common stocks may cause the Series to underperform funds that do not limit their investments to dividend-paying common stocks during periods when dividend-paying stocks underperform other types of stocks. In addition, if stocks held by the Series reduce or stop paying dividends, the Series’ ability to generate income may be affected.
The Advisor’s judgments regarding the systematic approach used to select stocks may prove to be incorrect. In addition, the Advisor’s approach to value investing, or value investing in general, may go in and out of favor in the market. These risks may cause the Series to underperform its benchmark or funds with other investment styles.
The Advisor will make modifications to the Series’ portfolio primarily once a year. Accordingly, the Advisor does not intend to make frequent changes to the Series’ portfolio in response to market movements (positive or negative). The Series may perform differently than funds that more actively rebalance their portfolios in response to market movements.

Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Series' performance could be reduced to the extent its portfolio is holding large-cap stocks.

Mid-cap risk — The Series may also have special risks due to its investments in stocks of mid-size companies. These risks include the following:
•	The stocks of mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
Sector focus risk — The Series’ investment strategy may involve allocating large portions of the Series’ portfolio to industry sectors which meet the Advisor’s investment criteria. As a result, poor performance or adverse economic events affecting one or more of these sectors could have a greater impact on the Series than it would if the Series’ investments were allocated across a broader range of industry sectors.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.

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Summary of Past Performance

The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class I shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index. The Series’ Class S Shares commenced operation on March 1, 2012 and the Series’ Class Z Shares and Class W Shares commenced operations on March 1, 2019, and all returns shown for each such class include the returns of the Series’ Class I Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.

Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 06/30/2020): 15.16%
Lowest (quarter ended 03/31/2020): (25.06)%
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2020
	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	2.49%	11.69%	11.14%
Return After Taxes on Distributions	1.95%	9.21%	9.13%
Return After Taxes on Distributions and Sale of Series Shares	1.76%	8.90%	8.77%
Class S Shares – Return Before Taxes	2.28%	11.43%	10.86%
Class W Shares – Return Before Taxes	2.79%	11.85%	11.23%
Class Z Shares – Return Before Taxes	2.62%	11.73%	11.17%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	2.80%	9.74%	10.50%
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ Portfolio Management Team:
Kelly Covley, CFA®, CAIA
Analyst, has managed the Series since 2021.
Alex Gurevich, CFA®
Senior Analyst, has managed the Series since 2018.
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Christopher F. Petrosino, CFA®
Senior Analyst/Managing Director of Quantitative Strategies Group, has managed the Series since 2008.
Richard J. Schermeyer, III, CFA®
Senior Analyst, has managed the Series since 2012.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment for the Class S shares of the Series is $2,000. The minimum initial investment for the Class I and Class Z shares of the Series is $1,000,000. There is no minimum initial investment for the Class W shares. The minimum initial investments of the Class S, Class I and Class Z shares are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the Class S shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc. P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Series’
Principal Investment Strategies and Principal Risks
The Series’ Investment Methodology
In managing the Series’ portfolio, the Advisor uses a systematic process to seek to identify stocks of companies that meet the following investment criteria at the time of purchase:
•	Attractive valuation, based on factors such as free cash flow yield (i.e., cash generated by a company that is available to equity holders) and underlying earnings power.
•	Dividend yield equal to or exceeding the dividend yield of the broad equity market.
•	A high likelihood of being able to maintain its dividend.
•	Strong financial health, based on factors such as profitability and leverage.
On an annual basis, the Advisor reviews the Series’ portfolio holdings against the investment criteria set forth above, and will sell those holdings that no longer meet such criteria. Although stocks may be added to or removed from the Series’ portfolio at any time during the year, the Advisor expects that modifications to the Series’ portfolio will primarily take place once a year during the Advisor’s annual portfolio review and rebalancing.
More Information About the Series’ Principal Investments
Equity securities — Equity securities are primarily common stocks of U.S. companies traded on U.S. exchanges.
More Information About the Series’ Principal Risks
Market risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. The Series’ net asset value (NAV) per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which the Series invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests, which in turn could negatively impact the Series’ performance and cause losses on your investment in the Series. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Investment style risk — Investing primarily in dividend-paying common stocks may cause the Series to underperform funds that do not limit their investments to dividend-paying common stocks during periods when dividend-paying stocks underperform other types of stocks. In addition, if stocks held by the Series reduce or stop paying dividends, the Series’ ability to generate income may be affected.
Large- and mid-cap risk — Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap stocks underperform other types of investments — small-cap stocks, for instance — a Series’ performance may also lag these investments. Investments in mid-cap stocks are also subject to liquidity risk, which is described below.
Sector focus risk — To the extent a Series focuses or concentrates its investments in a particular sector or sectors, the Series will be more susceptible to events or factors affecting companies in those sectors. For example, the values of securities of companies in the same sector may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates,

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competition from new entrants, and other economic, market or political developments specific to the particular sector or sectors.
Liquidity risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The Series' investments in illiquid securities may reduce the returns of the Series because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in a Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force a Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
Defensive Investing
The Series may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During such times, the Series may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. If the Series takes a temporary defensive position, it may be unable to achieve its investment goal.
Investment Strategy and Goal
The investment strategy of the Series is to invest, under normal circumstances, at least 80% of its assets in dividend-paying common stocks. The Series will notify its shareholders at least sixty days prior to any change in its investment strategy.
The Series’ Board of Directors may change the Series’ investment goal of providing competitive returns consistent with the broad equity market while also providing a level of capital protection during market downturns without obtaining the approval of shareholders. If there is a material change in the Series’ investment goal, shareholders will be notified thirty days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs. The Series may not succeed in achieving its goal.
Management
The Advisor
The Series’ advisor is Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450 (“Manning & Napier” or the “Advisor”). Manning & Napier is registered as an investment advisor with the SEC. The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) with respect to the Series. Therefore, the Series is not subject to registration or regulation under the CEA.
As of December 31, 2020, Manning & Napier managed $20.1 billion for individual and institutional investors. The Advisor is responsible for the day-to-day portfolio management of the Series and generally oversees the Series’ overall business affairs, service providers and officers.
Portfolio Managers
The Series’ Portfolio Management Team is jointly and primarily responsible for managing the Series’ portfolio. The following investment professionals serve on the Series’ Portfolio Management Team.
Kelly Covley, CFA®, CAIA, Analyst
Joined the Advisor in 2015. Analyst since 2021. Previous positions held in the last five years: Senior Associate, 2018 – 2020; Associate, 2017 – 2018; Assistant, 2015 – 2017. Member of the Series’ Portfolio Management Team since 2021.
Alex Gurevich, CFA®, Senior Analyst
Joined the Advisor in 2007. Senior Analyst since 2021. Previous positions held in the last five years: Analyst, 2019 – 2020; Junior Analyst, 2017 – 2019; Director, Manager Analytics, 2013 – 2017. Member of the Series' Portfolio Management Team since 2018.
Christopher F. Petrosino, CFA®, Senior Analyst/Managing Director of Quantitative Strategies Group
Joined the Advisor in 2001. Senior Analyst since 2009. Managing Director since 2012. Member of the Series' Portfolio Management Team since 2008.
Richard J. Schermeyer, III, CFA®, Senior Analyst
Joined the Advisor in 2004. Senior Analyst since 2016. Previous positions held in last five years: Analyst, 2014 – 2016. Member of the Series' Portfolio Management Team since 2012.
The Statement of Additional Information (SAI) contains additional information about the Series’ management team, including the structure of their compensation, their role in managing other accounts, and their ownership of securities in the Series.
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Discretionary Investment Accounts
The Advisor and its affiliates may use the Series within discretionary investment accounts. From time to time, these discretionary accounts may hold a substantial portion of the outstanding shares of the Series, and transactions in shares of the Series for such accounts may have an impact upon the size and operations of the Series. For instance, transactions in shares of the Series for these accounts may cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect fund performance and increase the likelihood of capital gain distributions. In addition, the Series’ assets may be significantly less during times when these discretionary accounts are not invested in the Series, which would cause the Series’ remaining shareholders to bear greater portions of the Series’ fixed operating expenses, subject to any fee waiver then in effect.
Management Fees
In return for the services it provides to the Series, the Advisor receives an annual management fee of 0.30% of the Series’ average daily net assets, which is computed daily and payable monthly by the Series. The Advisor has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit total direct annual fund operating expenses, exclusive of Rule 12b-1 Fees (as defined below) and waived Class W management fees (collectively, “excluded expenses”), to 0.60% of the average daily net assets of the Class I and Class S shares, 0.45% of the average daily net assets of the Class Z shares, and 0.15% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment. Due to fee waivers and expense reimbursements, the Advisor received a management fee of 0.20% for the Series for the fiscal year ended October 31, 2020 .
A discussion regarding the basis for the Board of Directors’ approval of the Series’ investment advisory agreement is available in the Series’ annual report dated October 31, 2020, which covers the period November 1, 2019 through October 31, 2020.
The Distributor
The Class S, Class I, Class W and Class Z shares of the Series are offered on a continuous basis through the Fund’s principal underwriter, Manning & Napier Investor Services, Inc. (the Distributor).
Payments to Broker-Dealers and Other Financial Intermediaries
Distribution and Service (12b-1) Fees
Class S shares of the Series are subject to an annual distribution and shareholder services fee (a Rule 12b-1 Fee) of up to 0.25% of the Class’s average daily net assets in accordance with a distribution and shareholder services plan (the Rule 12b-1 Plan) adopted by the Fund’s Board of Directors pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Rule 12b-1 Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Class S shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class S shares of the Series. Generally, the Rule 12b-1 Fee will not be retained by the Distributor but will instead be reallowed to financial intermediaries who provide these services.
Expenses and services for which the Distributor or another intermediary or agent may be compensated include, without limitation, expenses (including overhead and telephone expenses) of, and compensation to, employees of the Distributor or of intermediaries who engage in distribution or servicing of Class S shares, printing of prospectuses and reports for other than existing Class S shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Fund to such persons. The Rule 12b-1 Plan is of the type known as a “compensation” plan. This means that the fees are payable to compensate the Distributor or intermediary for services rendered even if the amount paid exceeds the Distributor’s or intermediary’s expenses. Because these fees are paid out of the Series’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.
Class I shares, Class W shares and Class Z shares of the Series are not subject to a Rule 12b-1 Fee.
Other Payments by the Fund
The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series.
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Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Rule 12b-1 Fee payable under the Rule 12b-1 Plan of the Fund.
Payments by the Advisor and/or its Affiliates
The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any payments made to financial intermediaries by the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.
The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by a Series or its shareholders. Such payments may provide an incentive for the financial intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend a Series over another investment.
Choosing a Share Class
The Series offers four classes of shares to investors: Class S, Class I, Class W, and Class Z shares. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class S, Class I, Class W and Class Z shares. Contact your financial intermediary or the Fund for more information about the Series’ share classes and how to choose among them.
CLASS NAME	ELIGIBLE INVESTORS	INVESTMENT MINIMUMS	RULE 12B-1 FEE
Class S	Individual or institutional investors; employee benefit plans, such as defined benefit plans, defined contribution plans, and 401(k) plans; and certain financial intermediaries.	Initial – $2,000 Minimum Balance Requirement – $1,000	0.25%
Class I	Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts; individual investors; employee benefit plans; and certain financial intermediaries.	Initial – $1,000,000 Minimum Balance Requirement – $1,000,000*	None
Class W	Discretionary investment accounts and other funds managed by the Advisor.	Initial – None Minimum Balance Requirement – None	None
Class Z	Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts; individual investors; employee benefit plans; individual investors; and certain financial intermediaries.	Initial – $1,000,000 Minimum Balance Requirement – $1,000,000	None
*Shareholders holding Class I shares of the Series prior to February 29, 2012 are not subject to the minimum balance requirement.
The minimum initial investment and minimum balance requirements for Class I, Class S, and Class Z shares are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the minimum investment and minimum balance requirements of the Class S shares are waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. The

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Fund reserves the right to change or waive a Class’s investment minimums in its sole discretion.
Class I, Class S, and Class Z shares are offered to investors who purchase shares directly from the Distributor or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you are purchasing your shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.
If you purchase your shares through an intermediary, your financial intermediary may impose different or additional conditions than the Series on purchases, redemptions and exchanges of shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, and trading restrictions. Your financial intermediary may independently establish and charge you fees, which may include commissions, transaction fees and account fees in addition to the fees charged by the Series. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your financial intermediary directly for information regarding these conditions and fees. The Series is not responsible for the failure of your financial intermediary to carry out its responsibilities.
You or your financial intermediary may request that the shares in your account be converted to another share class with lower total expenses if you meet the eligibility requirements of the other share class. In addition, certain financial intermediaries have arranged for the Fund to automatically implement such conversions in specified circumstances for shares held through the financial intermediary or in an account established directly with the Fund through the financial intermediary.
The Fund reserves the right to determine which potential investors qualify as eligible investors for each share class. Shares of a class held by a non-eligible investor are subject to involuntary redemption by the Fund.
If your account no longer meets the minimum balance requirement for a share class, the Fund may automatically convert the shares in the account to another share class or redeem your shares, as appropriate. The Fund will notify you in writing before any mandatory conversion or redemption occurs.
How to Buy, Exchange, and Redeem Shares
Actions by Authorized Representative
Shareholders who establish an account directly with the Fund through a financial intermediary have authorized the registered representative of such intermediary indicated on the account application or subsequent documentation to perform transactions in the Series’ shares and certain account maintenances on behalf of the shareholders.
Discretionary Investment Accounts
For discretionary investment account clients of the Advisor or its affiliates, investment decisions pertaining to purchases and sales of Fund shares are made at the Advisor’s discretion.
All orders to purchase and redeem shares on behalf of discretionary investment account clients of the Advisor and its affiliates will be processed at the NAV next determined after receipt by the transfer agent of a duly completed purchase or redemption order transmitted by the Advisor to the transfer agent. There is no minimum initial investment for discretionary investment account clients.
The instructions provided below apply to all other investors.
How to Obtain Forms
You can obtain the forms referenced in the following sections by going to the Fund’s website at www.manning-napier.com/fundapps or by calling 1-800-466-3863.
How to Buy Shares
Shareholders investing through a financial intermediary should contact their intermediary to learn how to place orders to buy shares. Shareholders investing directly with the Fund may purchase shares as described below.
The minimum initial investment for the Class S shares of the Series is $2,000. The minimum initial investment for the Class I and Class Z shares of the Series is $1,000,000. There is no minimum initial investment for the Series’ Class W shares. The minimum initial investments of the Class S, Class I and Class Z shares are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the Class S shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum for subsequent investments. Employees, officers and directors of the Advisor or its affiliates, and immediate family members of such persons, are not subject to any minimum initial investment in the Series.
The Fund reserves the right to change or waive the Series’ investment minimums in its sole discretion. The Fund also
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reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders. The Fund does not generally accept investments by non-U.S. persons or certain U.S. persons living outside the U.S. Such persons may be permitted to invest in the Fund under certain limited circumstances.
Check Acceptance Policy
The Fund maintains a check acceptance policy for share purchases. Investments that are received in an unacceptable form will be returned. The Fund reserves the right to reject certain forms of payment for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks or money orders.
Customer Identification Policy
Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. Please review your account application for additional information.
The Fund will not accept a P.O. Box as a primary address. A physical address must be used. A P.O. Box may be used as a mailing address only.
By Mail
Opening an account
•	Send a check payable to Manning & Napier Fund, Inc., with the completed original account application.
The address is:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
•	To request an account application, refer to the section How to Obtain Forms.
Adding to an account
•	Send a check payable to Manning & Napier Fund, Inc. and a letter of instruction with the name of the Series and share class to be purchased and the account name and number to the above address.
By Wire
Opening or adding to an account
•	After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, call
1-800-466-3863 for wire instructions. Wire instructions are also available at www.manning-napier.com/
fundapps under the General Forms section. Refer to the “Delivery Instructions.”
By Telephone
Adding to an Account
•	You may use the Telephone Purchase feature to add to an existing account. To use this service, call
1-800-466-3863 to request a debit from your pre-authorized checking account. Your bank must be a member of the Automated Clearing House (ACH) to use this feature. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your call that both the NYSE and banks are open).
Through the Internet
Adding to an Account
•	If you are a registered user of the Fund’s website, you may use the Internet to add to an existing account by requesting a debit from your bank account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your order that both the NYSE and banks are open).
Automatic Investment Plan
You may participate in the Automatic Investment Plan by completing the applicable section of the account application (for new accounts) or by completing the appropriate section of the form titled “Account Maintenance Form – Financial EFT Bank Change” (for existing accounts). Through the plan, you can authorize transfers of a specified amount from your bank account into the Series on a regular basis. The minimum amount of each investment is $25. If you have insufficient funds in your account to complete a transfer, your bank may charge you a fee. To request an account application or form, refer to the section How to Obtain Forms.
How to Exchange Shares
Subject to the conditions discussed in the “Excessive Trading” section below, shareholders may exchange shares of the Series for a class of shares of any other Series of the Fund currently available for investment if the registration of both accounts is identical and the exchange order and shareholder meet the minimum investment and other requirements for the
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Series and class into which they are exchanging. Please read the prospectus of the Series into which you wish to exchange prior to requesting the exchange. The Fund may alter, limit or suspend its exchange privilege on 60 days’ notice.
The Fund’s exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”
An exchange involves a redemption of shares surrendered in the exchange, and therefore it may cause the shareholder to realize a gain that may be subject to income tax. However, an exchange between share classes in the same Series is not reported as a taxable sale.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to exchange shares. Shareholders holding shares directly with the Fund may exchange shares directly with the Fund, as described below.
By Mail
•	Send a letter of instruction or a completed “Fund Exchange Request Form” to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear on the account registration.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
By Telephone
•	Unless you have declined telephone privileges, call the Fund at 1-800-466-3863.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to exchange shares between Series. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Any exchanges made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
How to Redeem Shares
The Fund typically expects to pay out redemption proceeds to redeeming shareholders within one business day following receipt of shareholder redemption requests. The Fund may, however, postpone payment of redemption proceeds for up to seven days. In addition, the Fund may suspend redemptions or postpone payment of redemption proceeds for longer than seven days when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).
The Fund may sell portfolio assets, hold cash or cash equivalents, draw on a line of credit, use short-term borrowings from its custodian, and/or redeem shares in-kind (as described below), as necessary, to meet redemption requests.
A Medallion Signature Guarantee may be required for certain redemption requests, such as redemption requests over $100,000 sent to an address other than a pre-designated bank account. Likewise, certain types of account maintenance, such as address changes, result in a thirty calendar day hold on your account during which any redemption requests via check to the new address must include a Medallion Guarantee.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to redeem shares. Shareholders holding shares directly with the Fund may place redemption orders directly with the Fund, as described below.
By Mail
•	Complete the applicable form or send a letter of instruction to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear in the account registration.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	To obtain a form, refer to the section How to Obtain Forms.
•	Additional documentation, including Medallion Guarantees, may be required (call the Fund for details).
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By Telephone
•	Unless you have declined telephone privileges, call us at 1-800-466-3863.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
•	Redemption proceeds from sales requested by telephone will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account.
•	Amounts over $100,000 may only be sent to a pre-designated bank account.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to redeem shares from your account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Proceeds from redemptions requested over the Internet will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account. Amounts over $100,000 may only be sent to a pre-designated bank account. Any redemptions made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
Investment and Account Information
More About Purchases, Exchanges, and Redemptions
All orders to purchase, exchange, or redeem shares must be sent to the transfer agent at the address found in the section How To Buy and Redeem Shares - Opening An Account or to an authorized financial intermediary.
Transaction requests received in good order (i.e., with all required information, and, as relevant, signatures, documentation and upon verification by the Fund (or its agent) of ACH information) before the close of regular trading on the NYSE on a business day will be executed at that day’s share price. The close of regular trading is typically 4:00 p.m. Eastern time, although it may be earlier. Transaction requests received in good order after the close of regular trading will be processed at the NAV next determined after receipt. The Fund is open for business each day the NYSE is open. All orders must include the required documentation and signatures, and all purchase orders must be accompanied by proper payment.
The Fund has authorized a number of financial intermediaries to accept purchase and redemption orders on its behalf, and those intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.
The Series’ distributor imposes no sales charge on purchases and redemptions of shares of the Series. However, your financial intermediary may charge you a transaction fee on purchases and redemptions.
Excessive Trading
The Series is intended for long-term investment purposes only. Do not invest in the Fund if you are a market timer. The Fund’s Board of Directors has adopted policies and procedures designed to detect and deter “market timing” or other types of excessive short-term trading by shareholders. Excessive trading into and out of the Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Series’ investment strategies, triggering the recognition of taxable gains and losses on the sale of the Series’ investments, requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, the Fund may, in its sole discretion, reject or limit purchase orders (including purchases by exchange) by an investor or group of investors for any reason without prior notice, including when it believes in its sole discretion that the trading activity in the account(s) would be detrimental to the Series. For purposes of applying these policies, the Fund and its service providers may consider the trading history of accounts under common ownership or control.
Shareholders may make up to 2 “round trips” during any 90 day period. A “round trip” is defined as a purchase or exchange into a Series followed by a redemption or exchange out of the same Series. After the second “round trip”, the Fund may block for a period of 90 days additional purchases and exchange purchases into the Fund from your account or any account with the same tax identification number or broker identification number.
The following types of transactions will be exempted from these procedures:
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•	Transactions under certain monetary thresholds that have been determined by the Fund, in its sole discretion, not to be harmful or disruptive to the Series
•	Systematic withdrawals
•	Automatic investments (including investments made by payroll deduction)
•	Mandatory distributions from IRAs and retirement plans
•	IRA transfers and rollovers
•	Roth IRA conversions and re-characterizations
•	Reinvestments of dividends and capital gains
The Fund’s ability to monitor trades that are placed by individual shareholders through omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that the Fund does not have direct access to the underlying shareholder account information. However, the Fund and/or its service providers monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund and/or its service providers have entered into agreements with such financial intermediaries that require the financial intermediaries to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may require the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Series. Transactions placed by shareholders through financial intermediaries in violation of the Fund’s excessive trading policy may be cancelled or the shares purchased may be redeemed by the Fund.
The Fund may also defer to a financial intermediary’s frequent trading policies with respect to those shareholders who invest in a Series through such intermediary. The Fund will defer to an intermediary’s policies only after the Fund determines that the intermediary’s frequent trading policies adequately protect Series shareholders. Transactions by Series shareholders investing through such intermediaries will be subject to the restrictions of the intermediary’s frequent trading policies, which may differ from those of the Fund. Shareholders who invest through financial intermediaries should consult with their intermediaries to determine the frequent trading restrictions that apply to their Series transactions.
The Fund and its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board of Directors.
Despite these efforts, however, the Fund and its service providers may not be able to detect or prevent all instances of short-term trading in the Series, and, as a result, frequent trading could adversely affect the Series and its long-term shareholders as discussed above. For example, certain investors who engage in market timing and other short-term trading activities may employ a variety of techniques to avoid detection. Further, the detection of frequent trading patterns and the blocking of further trading are inherently subjective and therefore involve some selectivity in their application. The Fund and its service providers, however, seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Series’ long-term shareholders.
The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.
Telephone and Internet Transactions
We will employ steps reasonably designed to ensure that purchase, exchange, or redemption orders placed by telephone or through the Internet are genuine, which may include recording telephone calls and requesting personally identifiable information prior to acting upon instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. We are not responsible for any losses that may occur as long as we follow procedures reasonably designed to prevent fraudulent orders. Interruptions in service may mean that a shareholder will be unable to effect a telephone or Internet order when desired. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
Accounts with Low Balances
Discretionary Investment Clients — The Fund does not impose a minimum balance requirement for discretionary investment accounts managed by the Advisor or its affiliates.
Other Shareholders — If your account falls below the minimum balance requirement for your share class (see table above) due to the redemption of shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below the minimum balance requirement after 60 days, the Fund may redeem your shares and send you the redemption proceeds, or, if shares are held directly with the Fund, automatically convert the shares in the account to another share class, as appropriate.
Inactive Accounts
Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s
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transfer agent as undeliverable, also known as “RPO”), or a combination of both inactivity and RPO. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder's account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder's location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder's financial intermediary (if shares are not held directly with the Fund).
For more information on unclaimed property and how to maintain an active account, please call us at 1-800-466-3863.
In-Kind Purchases and Redemptions
Securities you own may be used to purchase shares of the Series. The Advisor will determine if acquiring the securities is consistent with the Series’ goals and policies. If accepted, the securities will be valued the same way the Series values securities it already owns.
The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold.
An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued.
Medallion Guarantees and Notary Stamps
Financial transactions:
A Medallion Guarantee may be required for certain redemption requests, account transfers and other types of financial transactions. A Medallion Guarantee is a type of signature guarantee that can be obtained from most brokers, banks, savings institutions or credit unions. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic.
Non-financial transactions:
Although the Fund will accept a Medallion Guarantee for non-financial transactions, such as changing banking instructions, the Fund will also accept a notary stamp for non-financial transactions. A notary stamp can be obtained from a Notary Public, which is an official appointed by state government to serve the public as an impartial witness in performing a variety of official fraud deterrent acts related to the signing of important documents.
Please contact the Fund at 1-800-466-3863 for more information.
Valuation of Shares
The Series offers its shares at the NAV per share of the Series. The Series calculates its NAV once daily as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each day the exchange is open. If the exchange closes early, the Series will accelerate the calculation of its NAV and transaction deadlines to that time.
The Series generally values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Advisor reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the close of the relevant market, the Series will price those securities at fair value as determined in good faith using methods approved by the Board of Directors. The Series’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Series assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
Although the Series invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Series would price these securities at fair value — for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Series calculated its NAV.
Communicating with the Manning & Napier Fund
By Phone: You can reach us at 1-800-466-3863 business days from 8:00 a.m. to 6:00 p.m. Eastern time. Telephone calls may be recorded.
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By Mail:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
By Overnight Mail:
Manning & Napier Fund, Inc.
4400 Computer Drive
Westborough, MA 01584
Automated account information: You can obtain automated account information, such as share prices and account balances, 24 hours a day, 7 days a week, by calling
1-800-466-3863 or by logging into your account at www.manning-napier.com.
Disclosure of the Series’ Portfolio Holdings
The Series discloses its complete portfolio holdings in each Annual and Semi-Annual Report and, following the first and third fiscal quarters, in a quarterly holdings report filed with the Securities and Exchange Commission (SEC) as exhibits to Form N-PORT. Annual and Semi-Annual Reports are distributed to Series shareholders, and the most recent Reports are available on the Fund’s website at www.manning-napier.com. Quarterly holdings reports filed with the SEC are not distributed to Series shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov. In addition, the Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website. This information is provided with a lag of at least eight days. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to an exhibit to Form N-PORT). The Series may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Series or its portfolio holdings to third parties if such disclosure is deemed to be for a legitimate business purpose and the information is deemed to be non-material. A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.
Dividends, Distributions, and Taxes
Dividends and Distributions
The Series generally:
•	Pays dividends quarterly, in March, June, September, and December.
•	Makes capital gains distributions, if any, once a year, typically in December.
The Series may pay additional distributions and dividends at other times if necessary for the Series to avoid incurring a federal tax.
Unless you have instructed the Fund otherwise, capital gain distributions and dividends are reinvested in additional shares of the same Series and Class that you hold. Alternatively, you can instruct the Fund in writing or by telephone to have your capital gains and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent after the record date will not be effective until the next distribution or dividend is made. If you have elected to receive your distributions by check, all capital gain distributions and dividends less than $10 will be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Taxes
Dividends are paid from income earned on the Series’ portfolio holdings as well as from interest on its cash investments. Distributions of capital gain will be treated as long-term or short-term gain depending on how long the Series held the securities sold, without regard to how long you have owned your shares of the Series. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Series distributions; however, distributions from tax-deferred arrangements are generally subject to federal taxation.
TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually taxable as capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Taxable as long-term capital gain
Short-term capital gain distributions	Generally taxable as ordinary income
Dividends	Taxable as ordinary income unless they qualify for treatment as qualified dividend income
Distributions of investment income reported by the Series as derived from qualified dividend income may qualify to be taxed to non-corporate shareholders at the lower rate applicable to long-term capital gains, which is currently set at a maximum rate of 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.
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If you are a taxable investor, you may want to avoid buying shares when the Series is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.
When you sell or redeem your Series shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your shares for shares of another Series is treated the same as a sale. An exchange between share classes in the same Series is not reported as a taxable sale.
After the end of each year, the Series will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. In calculating your gain or loss on any sale of shares, note that your tax basis in your shares is increased by the amounts of dividends and distributions that you have reinvested in the Series. If you have owned your shares of the Series for more than one year, any net long-term capital gains from the sale of shares will generally qualify for the reduced rates of federal income taxation on long-term capital gains for non-corporate shareholders. Dividends and distributions are taxable as described above whether received in cash or reinvested.
The Series is required to report to you and the Internal Revenue Service annually on Form 1099-B the gross proceeds of Series shares you sell or redeem and also their cost basis for shares. Cost basis will be calculated using the Series’ default method of average cost, unless you instruct the Series to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Series and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held through a financial intermediary (such as a financial advisor or broker), please contact the financial intermediary with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
If the Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).
If you do not provide the Series with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 24% of your distributions, dividends and redemption proceeds.
This discussion is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Series. Additional information about the tax consequences of investing in the Series may be found in the SAI.
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Financial Highlights
The financial highlights tables are intended to help you understand the Series' financial performance for the past five fiscal years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned, or lost, on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the Series’ annual report, which is available upon request.
	FOR THE YEAR ENDED
Disciplined Value Series - Class S	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$7.67	$8.77	$11.42	$10.16	$11.64
Income (loss) from investment operations:
Net investment income[1]	0.16	0.16	0.16	0.20	0.22
Net realized and unrealized gain (loss) on investments	(0.68)	0.54	0.72	1.89	0.53
Total from investment operations	(0.52)	0.70	0.88	2.09	0.75
Less distributions to shareholders:
From net investment income	(0.14)	(0.19)	(0.27)	(0.33)	(0.32)
From net realized gain on investments	(0.23)	(1.61)	(3.26)	(0.50)	(1.91)
Total distributions to shareholders	(0.37)	(1.80)	(3.53)	(0.83)	(2.23)
Net asset value - End of year	$6.78	$7.67	$8.77	$11.42	$10.16
Net assets - End of year (000’s omitted)	$64,205	$83,332	$72,088	$30,940	$15,022
Total return[2]	(7.09%)	11.11%	8.14%	21.52%	7.99%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.76%	0.82%	0.85%	0.82%	0.82%
Net investment income	2.26%	2.14%	1.71%	1.91%	2.19%
Series portfolio turnover	29%	35%	96%	34%	39%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	N/A	0.04%	N/A	N/A
[1]	Calculated based on average shares outstanding during the years.
[2]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.
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	FOR THE YEAR ENDED
Disciplined Value Series - Class I	10/31/20[1]	10/31/19[1]	10/31/18[1]	10/31/17[1]	10/31/16[1]
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.07	$8.31	$9.58	$8.31	$8.97
Income (loss) from investment operations:
Net investment income[2]	0.18	0.19	0.17	0.20	0.20
Net realized and unrealized gain (loss) on investments	(0.71)	0.61	0.59	1.56	0.43
Total from investment operations	(0.53)	0.80	0.76	1.76	0.63
Less distributions to shareholders:
From net investment income	(0.16)	(0.12)	(0.17)	(0.20)	(0.20)
From net realized gain on investments	(0.23)	(0.92)	(1.86)	(0.29)	(1.09)
Total distributions to shareholders	(0.39)	(1.04)	(2.03)	(0.49)	(1.29)
Net asset value - End of year	$7.15	$8.07	$8.31	$9.58	$8.31
Net assets - End of year (000’s omitted)	$120,221	$137,296	$88,864	$117,357	$152,751
Total return[3]	(6.89%)	11.44%	8.35%	21.86%	8.24%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%	0.58%	0.60%	0.57%	0.57%
Net investment income	2.45%	2.38%	2.05%	2.24%	2.46%
Series portfolio turnover	29%	35%	96%	34%	39%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	N/A	0.04%	N/A	N/A
[1]	Per share amounts have been adjusted to reflect a 1.75-for-1 stock split effective after the close of business on December 5, 2019.
[2]	Calculated based on average shares outstanding during the years.
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

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Disciplined Value Series - Class W	FOR THE YEAR ENDED 10/31/20	FOR THE PERIOD 3/1/19[1] to 10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$7.69	$7.36
Income (loss) from investment operations:
Net investment income[2]	0.20	0.13
Net realized and unrealized gain (loss) on investments	(0.68)	0.35
Total from investment operations	(0.48)	0.48
Less distributions to shareholders:
From net investment income	(0.18)	(0.15)
From net realized gain on investments	(0.23)	—
Total distributions to shareholders	(0.41)	(0.15)
Net asset value - End of period	$6.80	$7.69
Net assets - End of period (000’s omitted)	$116,106	$76,322
Total return[3]	(6.45%)	6.58%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.14%[4]	0.15%[5]
Net investment income	2.84%	2.63%[5]
Series portfolio turnover	29%	35%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.30%	0.32%[5]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[4]	Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have decreased by less than 0.01%.
[5]	Annualized.

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Disciplined Value Series - Class Z	FOR THE YEAR ENDED 10/31/20[1]	FOR THE PERIOD 3/1/19[2] to 10/31/19[1]
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.07	$7.67
Income (loss) from investment operations:
Net investment income[3]	0.19	0.12
Net realized and unrealized gain (loss) on investments	(0.72)	0.36
Total from investment operations	(0.53)	0.48
Less distributions to shareholders:
From net investment income	(0.16)	(0.08)
From net realized gain on investments	(0.23)	—
Total distributions to shareholders	(0.39)	(0.08)
Net asset value - End of period	$7.15	$8.07
Net assets - End of period (000’s omitted)	$15,781	$18,454
Total return[4]	(6.77%)	6.31%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%[5]	0.45%[6]
Net investment income	2.55%	2.35%[6]
Series portfolio turnover	29%	35%
*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	0.02%[6]
[1]	Per share amounts have been adjusted to reflect a 1.75-for-1 stock split effective after the close of business on December 5, 2019.
[2]	Commencement of operations.
[3]	Calculated based on average shares outstanding during the periods.
[4]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.
[5]	Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have decreased by 0.01%.
[6]	Annualized.
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Manning & Napier Fund, Inc.
Disciplined Value Series
Class S, Class I, Class W and Class Z shares
Shareholder Reports and the Statement of
Additional Information (SAI)
Annual and semi-annual reports to shareholders provide additional information about the Series’ investments. These reports discuss the market conditions and investment strategies that significantly affected the Series’ performance during its last fiscal year. The SAI provides more detailed information about the Series. It is incorporated by reference into this prospectus, making it legally part of the prospectus.
How to Obtain the Shareholder Reports,
SAI, and Additional Information
•	You may obtain shareholder reports and the SAI or other information about the Series without charge, by calling 1-800-466-3863 or sending written requests to Manning & Napier Fund, Inc., P.O. Box 805, Fairport, New York 14450. Note that this address should not be used for transaction requests. These documents are also available at www.manning-napier.com.
•	Shareholder reports, the prospectus, the SAI and other information about the Series are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov.
Shareholder Mailings
The Fund may send only one copy of the Series’ prospectus and annual and semi-annual reports to certain shareholders residing at the same “household” for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your “householding” option, please call 1-800-466-3863 or contact your financial intermediary.
The Fund also offers electronic delivery of certain documents. Direct shareholders can elect to receive shareholder reports, prospectus updates, and statements via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.manning-napier.com.
If someone makes a statement about the Series that is not in this prospectus, you should not rely upon that information. Neither the Series nor its distributor is offering to sell shares of the Series to any person to whom the Series may not lawfully sell its shares.
Investment Company Act File No. 811-04087
MDFSX03/01/2021

Prospectus
March 1, 2021
www.manning-napier.com
Manning & Napier Fund, Inc.	Class S	Class W
Equity Series	EXEYX	MEYWX
Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.
Additionally, if you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Manning & Napier Fund, Inc.

Equity Series
Summary Section
Investment Goal
The Series’ investment objective is to provide long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
EQUITY SERIES	CLASS S	CLASS W
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.31%	0.31%
Total Annual Fund Operating Expenses	1.31%	1.06%
Less Fee Waiver and/or Expense Reimbursement[1]	(0.26)%	(1.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	0.05%
1	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of the Shareholder Services Fee and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.80% of the average daily net assets of the Class S shares, and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
Class S	$107	$334	$579	$1,283
Class W	$5	$16	$28	$64
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 49% of the average value of its portfolio.
Principal Investment Strategies
The Series will, under normal circumstances, invest at least 80% of its assets in equity securities. The Series principally invests in common stocks of U.S. issuers. The Advisor uses a “bottom-up” strategy, focusing on individual security selection to identify companies that it believes will make attractive long-term investments. The Series may invest in stocks of small-, large-, or mid-size companies.
The Series may purchase shares of exchange-traded funds (ETFs), including to establish a diversified position in a particular sector of the market or to manage cash flows. The Advisor believes that purchasing ETFs may allow it to manage the Series’ portfolio more efficiently than would otherwise be possible.
In selecting individual securities, the Advisor uses fundamental analysis and looks for one or more of the following characteristics:
•	Strong strategic profiles (e.g., strong market position, benefits from technology, capital appreciation in a mature market and high barriers to entry).
•	Improving market share in consolidating industries.
•	Low price relative to fundamental or breakup value.

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The Advisor will consider selling a security if:
•	it no longer fits the Series’ investment strategies or valuation discipline;
•	it has reached the Advisor’s target sell price; or
•	a more attractive investment opportunity is identified.
There are no prescribed limits on the sector allocation of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in stocks, the value of your investment will fluctuate in response to stock market movements. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. stock markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
•	An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Series' performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:
•	The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
•	Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.
Risks related to ETFs — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Series will also bear its proportionate share of the expenses of the purchased ETF in addition to its own expenses.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Class S shares of the Series by showing changes in the performance of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to
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those of a broad-based securities index. The Series’ Class W Shares commenced operations on March 1, 2019 and all returns shown for Class W Shares include the returns of the Series’ Class S Shares for periods prior to its inception date. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 06/30/2020): 22.84%
Lowest (quarter ended 03/31/2020): (16.89)%
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2020
	1 Year	5 Years	10 Years
Class S Shares
Return Before Taxes	23.62%	17.17%	12.45%
Return After Taxes on Distributions	21.32%	14.33%	8.89%
Return After Taxes on Distributions and Sale of Series Shares	15.57%	13.03%	8.93%
Class W Shares – Return Before Taxes	24.89%	17.60%	12.66%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	20.89%	15.43%	13.79%
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share class. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ Portfolio Management Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, Head of U.S. Equity Core Team, has managed the Series since 2002.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, Head of Non-U.S. Equity Core Team, Managing Director of Global Strategies Group, has managed the Series since 2019.
Jay M. Welles, CFA®
Senior Analyst/Managing Director of Technology Group, has managed the Series since 2015.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment for the Class S shares of the Series is $2,000. This minimum is waived for certain qualified retirement plans, discretionary investment accounts of the Advisor, and participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum initial investment for the Class W shares. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone
(1-800-466-3863) or by wire. Shareholders holding shares
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through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Series’
Principal Investment Strategies and Principal Risks
More Information About the Series’ Principal Investments
Equity securities — Equity securities are primarily common stocks of U.S. companies traded on U.S. exchanges.
ETFs — ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index.
More Information About the Series’ Principal Risks
Management risk — The investment performance of a Series depends largely on the skill of key personnel and investment professionals of the Advisor. The Advisor will apply investment techniques and risk analyses in making investment decisions for a Series and there can be no guarantee that these will produce the desired results. The Series’ investment strategies permit investments to be made in a broad range of issuers, securities and transactions. Within these parameters, the Advisor will make investment decisions for a Series as it deems appropriate. No assurance can be given that a Series will be successful in obtaining suitable investments, or that if such investments are made, the objectives of the Series will be achieved.
Market risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. The Series’ net asset value (NAV) per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which the Series invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests, which in turn could negatively impact the Series’ performance and cause losses on your investment in the Series. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the
COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. The returns on large-cap stocks may underperform other types of investments, such as small- or mid-cap stocks.
Small- and mid-cap risk — Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies. As a result, the prices of smaller companies owned by a Series may be volatile.
Risks related to ETFs — ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Series invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.
Sector focus risk — To the extent a Series focuses or concentrates its investments in a particular sector or sectors, the Series will be more susceptible to events or factors affecting companies in those sectors. For example, the values of securities of companies in the same sector may be negatively affected by the common characteristics they share,

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the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market or political developments specific to the particular sector or sectors.
Liquidity risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Series' investments in illiquid securities may reduce the returns of that Series because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of a Series’ shares. Redemptions by these institutions or individuals in a Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force a Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
Defensive Investing
The Series may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During such times, the Series may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. If the Series takes a temporary defensive position, it may be unable to achieve its investment goal.
Investment Strategy and Goal
The investment strategy of the Series is to invest, under normal circumstances, at least 80% of its assets in equity securities. The Series will notify its shareholders at least sixty days prior to any change in its investment strategy.
The Series’ Board of Directors may change the Series’ investment goal of providing long-term growth of capital without obtaining the approval of the Series’ shareholders. If there is a material change in the Series’ investment goal, shareholders will be notified thirty days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs. The Series may not succeed in achieving its goal.
Management
The Advisor
The Series’ advisor is Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450 (“Manning & Napier” or the “Advisor”). Manning & Napier is registered as an investment advisor with the SEC. The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) with respect to the Series. Therefore, the Series is not subject to registration or regulation under the CEA.
As of December 31, 2020, Manning & Napier managed $20.1 billion for individual and institutional investors. The Advisor is responsible for the day-to-day portfolio management of the Series and generally oversees the Series’ overall business affairs, service providers and officers.
Portfolio Managers
The Series’ Portfolio Management Team is jointly and primarily responsible for managing the Series’ portfolio. The following investment professionals serve on the Series’ Portfolio Management Team.
Christian A. Andreach, CFA®, Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, Head of U.S. Equity Core Team
Joined the Advisor in 1999. Senior Analyst since 1999. Managing Director since 2002. Co-Head of Global Equities since 2010. Head of U.S. Equity Core Team since 2015. Member of Senior Research Group and Global Core Team since 2002. Member of the Series' Portfolio Management Team since 2002.
Ebrahim Busheri, CFA®, Director of Investments
Joined the Advisor in 2011. Director of Investments since 2015. Previous positions held with the Advisor: Senior Analyst, Emerging Growth Group, 2011 – 2015; Managing Director, Emerging Growth Group, 2012 – 2015. Previously worked for Manning & Napier from 1988 to 2001 in multiple capacities including the Co-Director of Research and the Managing Director of the Technology and Consumer Groups. Member of the Series' Portfolio Management Team since 2012.
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Marc Tommasi, Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, Head of Non-U.S. Equity Core Team, Managing Director of Global Strategies Group
Joined the Advisor in 1986. Senior Analyst since 1988. Co-Head of Global Equities since 2015. Chief Investment Strategist since 2016. Head of Non-U.S. Equity Core Team since 2015. Managing Director of Global Strategies Group since 2019 and from 1992 – 2015. Previous positions held in the last five years: Co-Chief Investment Strategist, 2015 – 2016. Member of the Series' Portfolio Management Team since 2019.
Jay M. Welles, CFA®, Senior Analyst/Managing Director of Technology Group
Joined the Advisor in 2000. Senior Analyst since 2004. Managing Director since 2015. Member of the Series' Portfolio Management Team since 2015.
The Statement of Additional Information (SAI) contains additional information about the Series’ management team, including the structure of their compensation, their role in managing other accounts, and their ownership of securities in the Series.
Discretionary Investment Accounts
The Advisor and its affiliates may use the Series within discretionary investment accounts. From time to time, these discretionary accounts may hold a substantial portion of the outstanding shares of the Series, and transactions in shares of the Series for such accounts may have an impact upon the size and operations of the Series. For instance, transactions in shares of the Series for these accounts may cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect fund performance and increase the likelihood of capital gain distributions. In addition, the Series’ assets may be significantly less during times when these discretionary accounts are not invested in the Series, which would cause the Series’ remaining shareholders to bear greater portions of the Series’ fixed operating expenses, subject to any fee waiver then in effect.
Management Fees
In return for the services it provides to the Series, the Advisor receives an annual management fee of 0.75% of the Series’ average daily net assets, which is computed daily and payable monthly by the Series. The Advisor has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit total direct annual fund operating expenses, exclusive of the Shareholder Services Fee (as defined below) and waived Class W management fees (collectively, “excluded expenses”), to 0.80% of the average daily net assets of the Class S shares and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment. Due to fee waivers and expense reimbursements, the Advisor received a management fee of 0.49% for the Series for the fiscal year ended October 31, 2020.
A discussion regarding the basis for the Board of Directors’ approval of the Series’ investment advisory agreement is available in the Series’ annual report dated October 31, 2020, which covers the period November 1, 2019 through October 31, 2020.
The Distributor
The Class S and Class W shares of the Series are offered on a continuous basis through the Fund’s principal underwriter, Manning & Napier Investor Services, Inc. (the Distributor).
Payments to Broker-Dealers and Other Financial Intermediaries
Shareholder Services Fees
Class S shares of the Series are subject to a shareholder services fee (the “Shareholder Services Fee”) in the amount of 0.25% of the Class’s average daily net assets, in accordance with a shareholder services plan adopted by the Fund’s Board of Directors. The Shareholder Services Fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class S shares of the Series. The Shareholder Services Fee paid to a particular financial intermediary is calculated at the annual rate set forth above and is based on the average daily NAV of the Class S shares owned by the shareholders holding shares through such financial intermediary.
Class W shares of the Series are not subject to a Shareholder Services Fee.
Payments by the Advisor and/or its Affiliates
The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide
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services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any Shareholder Services Fee payable under the shareholder services plan of the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.
The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by a Series or its shareholders. Such payments may provide an incentive for the financial intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend a Series over another investment.
Choosing a Share Class
The Series offers two classes of shares: Class S and Class W shares. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class S and Class W shares. Contact your financial intermediary or the Fund for more information about the Series’ share classes and how to choose among them.
CLASS NAME	ELIGIBLE INVESTORS	INVESTMENT MINIMUMS	SHAREHOLDER SERVICES FEE
Class S	Individual or institutional investors; employee benefit plans, such as defined benefit plans, defined contribution plans, and 401(k) plans; and certain financial intermediaries.	Initial – $2,000 Minimum Balance Requirement $1,000	0.25%
Class W	Discretionary investment accounts and other funds managed by the Advisor.	Initial – None Minimum Balance Requirement None	None
The minimum initial investment and minimum balance requirements for Class S shares are waived for certain qualified retirement plans, discretionary investment accounts of the Advisor, and participants in an automatic investment program who invest at least $1,000 in a 12-month period. The Fund reserves the right to change or waive a Class’s investment minimums in its sole discretion.
Class S shares are available for direct investment from the Fund or through certain financial intermediaries that have entered into an agreement with the Fund’s Distributor. Financial intermediaries include financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you are purchasing your shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.
If you purchase your shares through an intermediary, your financial intermediary may impose different or additional conditions than the Series on purchases, redemptions and exchanges of shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, and trading restrictions. Your financial intermediary may independently establish and charge you fees, which may include commissions, transaction fees and account fees in addition to the fees charged by the Series. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your financial intermediary directly for information regarding these conditions and fees. The Series is not responsible for the failure of your financial intermediary to carry out its responsibilities.
The Fund reserves the right to determine which potential investors qualify as eligible investors for each share class. Shares of a class held by a non-eligible investor are subject to involuntary redemption by the Fund.
If your account no longer meets the minimum balance requirement for a share class, the Fund may automatically redeem your shares. The Fund will notify you in writing before any mandatory redemption occurs.

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How to Buy, Exchange, and Redeem Shares
Actions by Authorized Representative
Shareholders who establish an account directly with the Fund through a financial intermediary have authorized the registered representative of such intermediary indicated on the account application or subsequent documentation to perform transactions in the Series’ shares and certain account maintenances on behalf of the shareholders.
Discretionary Investment Accounts
For discretionary investment account clients of the Advisor or its affiliates, investment decisions pertaining to purchases and sales of Fund shares are made at the Advisor’s discretion.
All orders to purchase and redeem shares on behalf of discretionary investment account clients of the Advisor and its affiliates will be processed at the NAV next determined after receipt by the transfer agent of a duly completed purchase or redemption order transmitted by the Advisor to the transfer agent. There is no minimum initial investment for discretionary investment account clients.
The instructions provided below apply to all other investors.
How to Obtain Forms
You can obtain the forms referenced in the following sections by going to the Fund’s website at www.manning-napier.com/fundapps or by calling 1-800-466-3863.
How to Buy Shares
Shareholders holding shares through a financial intermediary should contact their intermediary to learn how to place orders to buy shares. Shareholders holding shares directly with the Fund may purchase shares directly from the Fund, as described below.
The initial minimum investment for the Series’ Class S shares is $2,000. The minimum initial investment of Class S shares is waived for certain qualified retirement plans, discretionary investment accounts of the Advisor, and participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum initial investment for the Series’ Class W shares. Employees, officers and directors of the Advisor or its affiliates, and immediate family members of such persons, are not subject to any minimum initial investment in the Series.
The Fund reserves the right to change or waive the Series’ investment minimums in its sole discretion. The Fund also reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders. The Fund does not generally accept investments by non-U.S. persons or certain
U.S. persons living outside the U.S. Such persons may be permitted to invest in the Fund under certain limited circumstances.
Check Acceptance Policy
The Fund reserves the right to reject certain forms of payment for share purchases. Investments that are received in an unacceptable form will be returned. The Fund maintains a check acceptance policy for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks or money orders.
Customer Identification Policy
Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. Please review your account application for additional information.
The Fund will not accept a P.O. Box as a primary address. A physical address must be used. A P.O. Box may be used as a mailing address only.
By Mail
Opening an account
•	Send a check payable to Manning & Napier Fund, Inc., with the completed original account application.
The address is:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
•	To request an account application, refer to the section How to Obtain Forms.
Adding to an account
•	Send a check payable to Manning & Napier Fund, Inc. and a letter of instruction with the name of the Series and share class to be purchased and the account name and number to the above address.
By Wire
Opening or adding to an account
•	After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, call
1-800-466-3863 for wire instructions. Wire instructions are also available at www.manning-napier.com/fundapps under the General Forms section. Refer to the “Delivery Instructions.”
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By Telephone
Adding to an Account
•	You may use the Telephone Purchase feature to add to an existing account. To use this service, call
1-800-466-3863 to request a debit from your pre-authorized checking account. Your bank must be a member of the Automated Clearing House (ACH) to use this feature. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your call that both the NYSE and banks are open).
Through the Internet
Adding to an Account
•	If you are a registered user of the Fund’s website, you may use the Internet to add to an existing account by requesting a debit from your bank account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your order that both the NYSE and banks are open).
Automatic Investment Plan
You may participate in the Automatic Investment Plan by completing the applicable section of the account application (for new accounts) or by completing the appropriate section of the form titled “Account Maintenance Form – Financial EFT Bank Change” (for existing accounts). Through the plan, you can authorize transfers of a specified amount from your bank account into the Series on a regular basis. The minimum amount of each investment is $25. If you have insufficient funds in your account to complete a transfer, your bank may charge you a fee. To request an account application or form, refer to the section How to Obtain Forms.
How to Exchange Shares
Subject to the conditions discussed in the “Excessive Trading” section below, shareholders may exchange shares of the Series for a class of shares of any other Series of the Fund currently available for investment if the registration of both accounts is identical and the exchange order and shareholder meet the minimum investment and other requirements for the Series and class into which they are exchanging. Please read the prospectus of the Series into which you wish to exchange prior to requesting the exchange. The Fund may alter, limit or suspend its exchange privilege on 60 days’ notice.
The Fund’s exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”
An exchange involves a redemption of shares surrendered in the exchange, and therefore it may cause the shareholder to realize a gain that may be subject to income tax. However, an exchange between share classes in the same Series is not reported as a taxable sale.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to exchange shares. Shareholders holding shares directly with the Fund may exchange shares directly with the Fund, as described below.
By Mail
•	Send a letter of instruction or a completed “Fund Exchange Request Form” to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear on the account registration.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
By Telephone
•	Unless you have declined telephone privileges, call the Fund at 1-800-466-3863.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to exchange shares between Series. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Any exchanges made through this feature
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prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
How to Redeem Shares
The Fund typically expects to pay out redemption proceeds to redeeming shareholders within one business day following receipt of shareholder redemption requests. The Fund may, however, postpone payment of redemption proceeds for up to seven days. In addition, the Fund may suspend redemptions or postpone payment of redemption proceeds for longer than seven days when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).
The Fund may sell portfolio assets, hold cash or cash equivalents, draw on a line of credit, use short-term borrowings from its custodian, and/or redeem shares in-kind (as described below), as necessary, to meet redemption requests.
A Medallion Signature Guarantee may be required for certain redemption requests, such as redemption requests over $100,000 sent to an address other than a pre-designated bank account. Likewise, certain types of account maintenance, such as address changes, result in a thirty calendar day hold on your account during which any redemption requests via check to the new address must include a Medallion Guarantee.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to redeem shares. Shareholders holding shares directly with the Fund may place redemption orders directly with the Fund, as described below.
By Mail
•	Complete the applicable form or send a letter of instruction to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear in the account registration.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	To obtain a form, refer to the section How to Obtain Forms.
•	Additional documentation, including Medallion Guarantees, may be required (call the Fund for details).
By Telephone
•	Unless you have declined telephone privileges, call us at 1-800-466-3863.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
•	Redemption proceeds from sales requested by telephone will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account.
•	Amounts over $100,000 may only be sent to a pre-designated bank account.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to redeem shares from your account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Proceeds from redemptions requested over the Internet will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account. Amounts over $100,000 may only be sent to a pre-designated bank account. Any redemptions made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
Investment and Account Information
More About Purchases, Exchanges, and Redemptions
All orders to purchase, exchange, or redeem shares must be sent to the transfer agent at the address found in the section How To Buy and Redeem Shares - Opening An Account or to an authorized financial intermediary.
Transaction requests received in good order (i.e., with all required information, and, as relevant, signatures, documentation and upon verification by the Fund (or its agent) of ACH information) before the close of regular trading on the NYSE on a business day will be executed at that day’s share price. The close of regular trading is typically 4:00 p.m. Eastern time, although it may be earlier. Transaction requests received in good order after the close of regular trading will be processed at the NAV next determined after receipt. The Fund is open for business each day the NYSE is open. All orders must include the required documentation and signatures, and all purchase orders must be accompanied by proper payment.
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The Fund has authorized a number of financial intermediaries to accept purchase and redemption orders on its behalf, and those intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.
The Series’ distributor imposes no sales charge on purchases and redemptions of shares of the Series. However, your financial intermediary may charge you a transaction fee on purchases and redemptions.
Excessive Trading
The Series is intended for long-term investment purposes only. Do not invest in the Fund if you are a market timer. The Fund’s Board of Directors has adopted policies and procedures designed to detect and deter “market timing” or other types of excessive short-term trading by shareholders. Excessive trading into and out of the Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Series’ investment strategies, triggering the recognition of taxable gains and losses on the sale of the Series’ investments, requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, the Fund may, in its sole discretion, reject or limit purchase orders (including purchases by exchange) by an investor or group of investors for any reason without prior notice, including when it believes in its sole discretion that the trading activity in the account(s) would be detrimental to the Series. For purposes of applying these policies, the Fund and its service providers may consider the trading history of accounts under common ownership or control.
Shareholders may make up to 2 “round trips” during any 90 day period. A “round trip” is defined as a purchase or exchange into a Series followed by a redemption or exchange out of the same Series. After the second “round trip”, the Fund may block for a period of 90 days additional purchases and exchange purchases into the Fund from your account or any account with the same tax identification number or broker identification number.
The following types of transactions will be exempted from these procedures:
•	Transactions under certain monetary thresholds that have been determined by the Fund, in its sole discretion, not to be harmful or disruptive to the Series
•	Systematic withdrawals
•	Automatic investments (including investments made by payroll deduction)
•	Mandatory distributions from IRAs and retirement plans
•	IRA transfers and rollovers
•	Roth IRA conversions and re-characterizations
•	Reinvestments of dividends and capital gains
The Fund’s ability to monitor trades that are placed by individual shareholders through omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that the Fund does not have direct access to the underlying shareholder account information. However, the Fund and/or its service providers monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund and/or its service providers have entered into agreements with such financial intermediaries that require the financial intermediaries to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may require the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Series. Transactions placed by shareholders through financial intermediaries in violation of the Fund’s excessive trading policy may be cancelled or the shares purchased may be redeemed by the Fund.
The Fund may also defer to a financial intermediary’s frequent trading policies with respect to those shareholders who invest in a Series through such intermediary. The Fund will defer to an intermediary’s policies only after the Fund determines that the intermediary’s frequent trading policies adequately protect Series shareholders. Transactions by Series shareholders investing through such intermediaries will be subject to the restrictions of the intermediary’s frequent trading policies, which may differ from those of the Fund. Shareholders who invest through financial intermediaries should consult with their intermediaries to determine the frequent trading restrictions that apply to their Series transactions.
The Fund and its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board of Directors.
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Despite these efforts, however, the Fund and its service providers may not be able to detect or prevent all instances of short-term trading in the Series, and, as a result, frequent trading could adversely affect the Series and its long-term shareholders as discussed above. For example, certain investors who engage in market timing and other short-term trading activities may employ a variety of techniques to avoid detection. Further, the detection of frequent trading patterns and the blocking of further trading are inherently subjective and therefore involve some selectivity in their application. The Fund and its service providers, however, seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Series’ long-term shareholders.
The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.
Telephone and Internet Transactions
We will employ steps reasonably designed to ensure that purchase, exchange, or redemption orders placed by telephone or through the Internet are genuine, which may include recording telephone calls and requesting personally identifiable information prior to acting upon instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. We are not responsible for any losses that may occur as long as we follow procedures reasonably designed to prevent fraudulent orders. Interruptions in service may mean that a shareholder will be unable to effect a telephone or Internet order when desired. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
Accounts with Low Balances
Discretionary Investment Clients — The Fund does not impose a minimum balance requirement for discretionary investment accounts managed by the Advisor or its affiliates.
Other Shareholders — If your account falls below the minimum balance requirement for your share class (see table above) due to the redemption of shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below the minimum balance requirement after 60 days, the Fund may redeem your shares and send you the redemption proceeds.
Inactive Accounts
Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable, also known as “RPO”), or a combination of both inactivity and RPO. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder's account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder's location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder's financial intermediary (if shares are not held directly with the Fund).
For more information on unclaimed property and how to maintain an active account, please call us at 1-800-466-3863.
In-Kind Purchases and Redemptions
Securities you own may be used to purchase shares of the Series. The Advisor will determine if acquiring the securities is consistent with the Series’ goals and policies. If accepted, the securities will be valued the same way the Series values securities it already owns.
The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold.
An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued.
Medallion Guarantees and Notary Stamps
Financial transactions:
A Medallion Guarantee may be required for certain redemption requests, account transfers and other types of financial transactions. A Medallion Guarantee is a type of signature guarantee that can be obtained from most brokers, banks, savings institutions or credit unions. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic.
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Non-financial transactions:
Although the Fund will accept a Medallion Guarantee for non-financial transactions, such as changing banking instructions, the Fund will also accept a notary stamp for non-financial transactions. A notary stamp can be obtained from a Notary Public, which is an official appointed by state government to serve the public as an impartial witness in performing a variety of official fraud deterrent acts related to the signing of important documents.
Please contact the Fund at 1-800-466-3863 for more information.
Valuation of Shares
The Series offers its shares at the NAV per share of the Series. The Series calculates its NAV once daily as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each day the exchange is open. If the exchange closes early, the Series will accelerate the calculation of its NAV and transaction deadlines to that time.
The Series generally values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Advisor reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the close of the relevant market, the Series will price those securities at fair value as determined in good faith using methods approved by the Board of Directors. The Series’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Series assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
Although the Series’ stock holdings consist primarily of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Series would price these securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Series calculated its NAV.
Communicating with the Manning & Napier Fund
By Phone: You can reach us at 1-800-466-3863 business days from 8:00 a.m. to 6:00 p.m. Eastern time. Telephone calls may be recorded.
By Mail:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
By Overnight Mail:
Manning & Napier Fund, Inc.
4400 Computer Drive
Westborough, MA 01584
Automated account information: You can obtain automated account information, such as share prices and account balances, 24 hours a day, 7 days a week, by calling
1-800-466-3863 or by logging into your account at www.manning-napier.com.
Disclosure of the Series’ Portfolio Holdings
The Series discloses its complete portfolio holdings in each Annual and Semi-Annual Report and, following the first and third fiscal quarters, in a quarterly holdings report filed with the Securities and Exchange Commission (SEC) as exhibits to Form N-PORT. Annual and Semi-Annual Reports are distributed to Series shareholders, and the most recent Reports are available on the Fund’s website at www.manning-napier.com. Quarterly holdings reports filed with the SEC are not distributed to Series shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov. In addition, the Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website. This information is provided with a lag of at least eight days. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to an exhibit to Form N-PORT). The Series may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Series or its portfolio holdings to third parties if such disclosure is deemed to be for a legitimate business purpose and the information is deemed to be non-material. A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.
Dividends, Distributions, and Taxes
Dividends and Distributions
The Series generally:
•	Pays dividends once a year, in December.
•	Makes capital gains distributions, if any, once a year, typically in December.
The Series may pay additional distributions and dividends at other times if necessary for the Series to avoid incurring a federal tax.
Unless you have instructed the Fund otherwise, capital gain distributions and dividends are reinvested in additional shares of the same Series and Class that you hold. Alternatively, you can instruct the Fund in writing or by telephone to have your
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capital gains and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent after the record date will not be effective until the next distribution or dividend is made. If you have elected to receive your distributions by check, all capital gain distributions and dividends less than $10 will be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Taxes
Dividends are paid from income earned on the Series’ portfolio holdings as well as from interest on its cash investments. Distributions of capital gain will be treated as long-term or short-term gain depending on how long the Series held the securities sold, without regard to how long you have owned your shares of the Series. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Series distributions; however, distributions from tax-deferred arrangements are generally subject to federal taxation.
TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually taxable as capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Taxable as long-term capital gain
Short-term capital gain distributions	Generally taxable as ordinary income
Dividends	Taxable as ordinary income unless they qualify for treatment as qualified dividend income
Distributions of investment income reported by the Series as derived from qualified dividend income may qualify to be taxed to non-corporate shareholders at the lower rate applicable to long-term capital gains, which is currently set at a maximum rate of 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.
If you are a taxable investor, you may want to avoid buying shares when the Series is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.
When you sell or redeem your Series shares, you will generally realize a capital gain or loss for federal and state tax purposes.
For tax purposes, an exchange of your shares for shares of another Series is treated the same as a sale. An exchange between share classes in the same Series is not reported as a taxable sale.
After the end of each year, the Series will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. In calculating your gain or loss on any sale of shares, note that your tax basis in your shares is increased by the amounts of dividends and distributions that you have reinvested in the Series. If you have owned your shares of the Series for more than one year, any net long-term capital gains from the sale of shares will generally qualify for the reduced rates of federal income taxation on long-term capital gains for non-corporate shareholders. Dividends and distributions are taxable as described above whether received in cash or reinvested.
The Series is required to report to you and the Internal Revenue Service annually on Form 1099-B the gross proceeds of Series shares you sell or redeem and also the cost basis for shares. Cost basis will be calculated using the Series’ default method of average cost, unless you instruct the Series to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Series and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held through a financial intermediary (such as a financial advisor or broker), please contact the financial intermediary with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
If the Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).
If you do not provide the Series with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 24% of your distributions, dividends and redemption proceeds.
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This discussion is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Series. Additional information about the tax consequences of investing in the Series may be found in the SAI.
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Financial Highlights
The financial highlights tables are intended to help you understand the Series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned, or lost, on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the Series’ annual report, which is available upon request.
	FOR THE YEAR ENDED
Equity Series - Class S*	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.89	$14.28	$14.27	$12.20	$16.62
Income from investment operations:
Net investment income (loss)[1]	0.01	0.02	(0.02)	0.01	(0.07)
Net realized and unrealized gain (loss) on investments	1.81	1.86	1.07	2.63	0.64
Total from investment operations	1.82	1.88	1.05	2.64	0.57
Less distributions to shareholders:
From net investment income	(0.03)	(0.01)	—	—	(0.00)[2]
From net realized gain on investments	(1.36)	(2.26)	(1.04)	(0.57)	(4.99)
Total distributions to shareholders	(1.39)	(2.27)	(1.04)	(0.57)	(4.99)
Net asset value - End of year	$14.32	$13.89	$14.28	$14.27	$12.20
Net assets - End of year (000’s omitted)	$59,789	$63,701	$69,562	$83,355	$98,470
Total return[3]	14.00%[4]	16.88%	7.67%	22.68%[5]	6.16%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	0.04%	0.12%	(0.17%)	0.10%	(0.55%)
Series portfolio turnover	49%	48%	45%	71%	40%

*Effective March 1, 2017, Class A shares of the Series have been designated as Class S shares.
**The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.26%	0.24%	0.17%	0.15%	0.09%
[1]	Calculated based on average shares outstanding during the years.
[2]	Less than $(0.01).
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.
[4]	Includes litigation proceeds. Excluding this amount, the Class’ total return is 13.76%.
[5]	Includes litigation proceeds. Excluding this amount, the Class’ total return is 21.48%.

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Equity Series - Class W	FOR THE YEAR ENDED 10/31/20	FOR THE PERIOD 3/1/19[1] to 10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.98	$12.53
Income from investment operations:
Net investment income[2]	0.14	0.09
Net realized and unrealized gain (loss) on investments	1.82	1.36
Total from investment operations	1.96	1.45
Less distributions to shareholders:
From net investment income	(0.16)	—
From net realized gain on investments	(1.36)	—
Total distributions to shareholders	(1.52)	—
Net asset value - End of period	$14.42	$13.98
Net assets - End of period (000’s omitted)	$358	$369
Total return[3]	15.15%[4]	11.57%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%[5]
Net investment income	1.03%	1.04%[5]
Series portfolio turnover	49%	48%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	1.01%	1.00%[5]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[4]	Includes litigation proceeds. Excluding this amount, the Class’ total return is 14.99%.
[5]	Annualized.
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Manning & Napier Fund, Inc.
Equity Series – Class S & Class W Shares
Shareholder Reports and the Statement of
Additional Information (SAI)
Annual and semi-annual reports to shareholders provide additional information about the Series’ investments. These reports discuss the market conditions and investment strategies that significantly affected the Series’ performance during its last fiscal year. The SAI provides more detailed information about the Series. It is incorporated by reference into this prospectus, making it legally part of the prospectus.
How to Obtain the Shareholder Reports,
SAI, and Additional Information
•	You may obtain shareholder reports and the SAI or other information about the Series without charge, by calling 1-800-466-3863 or sending written requests to Manning & Napier Fund, Inc., P.O. Box 805, Fairport, New York 14450. Note that this address should not be used for transaction requests. These documents are also available at www.manning-napier.com.
•	Shareholder reports, the prospectus, the SAI and other information about the Series are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov.
Shareholder Mailings
The Fund may send only one copy of the Series’ prospectus and annual and semi-annual reports to certain shareholders residing at the same “household” for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your “householding” option, please call 1-800-466-3863 or contact your financial intermediary.
The Fund also offers electronic delivery of certain documents. Direct shareholders can elect to receive shareholder reports, prospectus updates, and statements via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.manning-napier.com.
If someone makes a statement about the Series that is not in this prospectus, you should not rely upon that information. Neither the Series nor its distributor is offering to sell shares of the Series to any person to whom the Series may not lawfully sell its shares.
Investment Company Act File No. 811-04087
EXEYX03/01/2021

Prospectus
March 1, 2021
www.manning-napier.com
Manning & Napier Fund, Inc.	Class I	Class S	Class W	Class Z
Overseas Series	EXOSX	MNOSX	MNOWX	MNOZX
Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.
Additionally, if you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Manning & Napier Fund, Inc.

Overseas Series
Summary Section
Investment Goal
The Series’ investment objective is to provide long-term growth.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
CLASS	I	S	W	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.19%	0.26%	0.11%	0.11%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	0.80%	1.12%	0.72%	0.72%
Less Fee Waiver and/or Expense Reimbursement [2]	(0.04)%	(0.06)%	(0.66)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.76%	1.06%	0.06%	0.66%
[1]	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in the prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.75% of the average daily net assets of the Class I shares, 0.80% of the average daily net assets of the Class S shares, 0.65% of the average daily net assets of the Class Z shares, and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
CLASS	I	S	W	Z
1 Year	$78	$108	$6	$67
3 Years	$243	$337	$19	$211
5 Years	$422	$585	$34	$368
10 Years	$942	$1,294	$77	$822
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 66% of the average value of its portfolio.
Principal Investment Strategies
The Series invests primarily in common stocks of issuers from outside the United States. The Series will, under normal circumstances, invest at least 80% of its assets in securities of issuers from countries outside the United States; typically, the actual percentage will be considerably higher. The Series may invest in securities denominated in foreign currencies and American Depository Receipts (ADRs) and other U.S. dollar denominated securities of foreign issuers. The Series may invest in stocks of companies both in developed countries and in emerging market countries. The maximum allocation to any

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one country, measured at the time of purchase, is the higher of 15% or double the country’s weighting in the MSCI EAFE Index. Total holdings in emerging market countries are limited to 35% of the portfolio measured at the time of purchase. The Series may invest in small-, large-, or mid-size companies.
The Series may purchase shares of exchange-traded funds (ETFs), including to establish a diversified position in a particular sector of the market or to manage cash flows. The Advisor believes that purchasing ETFs may allow it to manage the Series’ portfolio more efficiently than would otherwise be possible.
The Series may, but is not required to, undertake hedging activities and may invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.
The Advisor uses a “bottom-up” strategy, focusing on individual security selection to choose stocks from companies around the world. The Advisor analyzes factors such as the management, financial condition, and market position of individual companies to select companies that it believes will make attractive long-term investments.
In selecting individual securities, the Advisor uses fundamental analysis and looks for one or more of the following characteristics:
•	Strong strategic profiles (e.g., strong market position, benefits from technology, market-share gains in a mature market and high barriers to entry).
•	Improving market share in consolidating industries.
•	Low price relative to fundamental or break-up value.
The Advisor will consider selling a security if:
•	it no longer fits the Series’ investment strategies or valuation discipline;
•	it has reached the Advisor’s target sell price; or
•	a more attractive investment opportunity is identified.
There are no prescribed limits on the sector allocation of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in stocks, the value of your investment will fluctuate in response to stock market movements. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	Foreign stock markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
•	An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar. The Advisor’s attempt to manage the currency risk described above may not accurately predict movements in currency exchange rates, which could cause the Series to sustain losses. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Series to sell such investments at inopportune times or prevent an investment the Advisor otherwise believes is attractive, each of which could result in losses to the Series. These restrictions may also negatively impact the market for securities of issuers that are similar to those directly impacted by the restrictions resulting in reduced liquidity and price declines in those securities as well.
Emerging markets risk — The Series may also have special risks due to its investments in emerging market countries. In addition to the risks discussed above relating to investments in foreign companies located in developed countries, the Series’ investments in emerging market countries are subject to the following risks:
•	Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.
•	Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.
2

•	It is sometimes difficult to obtain and enforce court judgments in emerging market countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.
•	There will tend to be an increased risk of price volatility associated with the Series’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Series' performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:
•	The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
•	Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.
Forward contracts risk — The Series is subject to the following risks due to its ability to invest in forward contracts:
•	Forwards, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of a forward contract may not correlate perfectly with the underlying investment.
•	The Series may not be able to receive amounts payable to it under its forward contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.
•	The Series’ use of forwards is also subject to the risk that the counterparty to the forward contract will default or otherwise become unable to honor its obligation to the Series.
Risks related to ETFs — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Series will also bear its proportionate share of the expenses of the purchased ETF in addition to its own expenses.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class I shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compared to those of a broad-based securities index. The Series’ Class Z Shares, Class S Shares and Class W Shares commenced operations on May 1, 2018, September 21, 2018 and March 1, 2019, respectively, and all returns shown for each such class include the returns of the Series’ Class I Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. The Series’ performance in calendar year 2020 includes the impact of the Fund’s receipt of a one-time payment of litigation settlement proceeds relating to a prior portfolio investment. This one-time payment was received during the third quarter of 2020 and contributed approximately
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3.6% to the Series’ performance in 2020. The impact of this contribution to the Series’ average annual total returns will vary by timeframe. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 06/30/2020): 22.64%
Lowest (quarter ended 09/30/2011): (23.70)%
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2020
	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	27.06%	11.45%	5.94%
Return After Taxes on Distributions	26.91%	11.25%	5.36%
Return After Taxes on Distributions and Sale of Series Shares	16.32%	9.22%	4.71%
Class S Shares – Return Before Taxes	26.69%	11.13%	5.63%
Class W Shares – Return Before Taxes	27.96%	11.75%	6.08%
Class Z Shares – Return Before Taxes	27.20%	11.53%	5.98%
MSCI ACWI ex USA (reflects no deduction for fees, expenses or taxes)	10.65%	8.93%	4.92%
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ Portfolio Management Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, Head of U.S. Equity Core Team, has managed the Series since 2019.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
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Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, Head of Non-U.S. Equity Core Team, Managing Director of Global Strategies Group, has managed the Series since 2002.
Jay M. Welles, CFA®
Senior Analyst/Managing Director of Technology Group, has managed the Series since 2019.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment for the Class S shares of the Series is $2,000. The minimum initial investment for the Class I and Class Z shares of the Series is $1,000,000. There is no minimum initial investment for the Class W shares. The minimum initial investments of the Class S, Class I and Class Z shares are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the Class S shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc.,P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Series’
Principal Investment Strategies and Principal Risks
More Information About the Series’ Principal Investments
Equity securities — Equity securities are primarily common stocks of non-U.S. companies.
Foreign securities — Foreign securities include foreign stocks and ADRs and other U.S. dollar and non-U.S. dollar denominated securities of foreign issuers, including those in emerging markets. ADRs are securities that are listed and traded in the United States but represent an ownership interest in securities issued by a foreign issuer. ADRs are subject to many of the risks associated with investing directly in foreign securities, which are described below.
ETFs — ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index.
Currency hedging — In order to attempt to manage the currency risk associated with owning and trading foreign securities, a Series may, but is not required to, hedge against changes in the value of foreign currencies relative to the U.S. dollar primarily through the use of forward foreign currency exchange contracts. These derivatives may be used to hedge against changes in the value of foreign currencies relative to the U.S. dollar in connection with specific transactions or portfolio positions.
More Information About the Series’ Principal Risks
Management risk — The investment performance of a Series depends largely on the skill of key personnel and investment professionals of the Advisor. The Advisor will apply investment techniques and risk analyses in making investment decisions for a Series and there can be no guarantee that these will produce the desired results. The Series’ investment strategies permit investments to be made in a broad range of issuers, securities and transactions. Within these parameters, the Advisor will make investment decisions for a Series as it deems appropriate. No assurance can be given that a Series will be successful in obtaining suitable investments, or that if such investments are made, the objectives of the Series will be achieved.
Market risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. The Series’ net asset value (NAV) per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which the Series invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests, which in turn could negatively impact the Series’ performance and cause losses on your investment in the Series. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. The returns on large-cap stocks may underperform other types of investments, such as small- or mid-cap stocks.
Small- and mid-cap risk — Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than

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the securities of larger, more established companies. As a result, the prices of smaller companies owned by a Series may be volatile.
Foreign securities risk — Investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The securities of foreign companies may also experience more rapid or extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments — U.S. securities, for instance — the performance of a Series that holds foreign securities may lag these investments. A Series’ investments in foreign securities may be subject to foreign withholding and other taxes. Although in some countries all or a portion of these taxes are recoverable, the non-recovered portion will reduce the income received by the Series. In addition, a Series’ investments in foreign securities may increase or accelerate the Series’ recognition of ordinary income or may affect the timing or amount of the Series’ distributions. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in the Series having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Series to incur losses.
Emerging markets risk — Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.
Currency risk — Investments in securities denominated in, and/or receiving revenues in, foreign currencies will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the security would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad.
Risks related to currency hedging and use of forward contracts — A hedging strategy relies upon the ability of the Advisor to accurately predict movements in currency exchange rates. In addition, a Series could be exposed to risk if the counterparty to a forward contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably relative to the U.S. dollar. Also, there may not be an exact relationship between changes in the prices of a forward foreign currency exchange contract and the underlying currency. A Series' use of forward contracts is also subject to liquidity risk, which is discussed below.
Risks related to ETFs — ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Series invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.
Sector focus risk — To the extent a Series focuses or concentrates its investments in a particular sector or sectors, the Series will be more susceptible to events or factors affecting companies in those sectors. For example, the values of securities of companies in the same sector may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates,
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competition from new entrants, and other economic, market or political developments specific to the particular sector or sectors.
Liquidity risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Series' investments in illiquid securities may reduce the returns of that Series because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of a Series’ shares. Redemptions by these institutions or individuals in a Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force a Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
Defensive Investing
The Series may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During such times, the Series may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. If the Series takes a temporary defensive position, it may be unable to achieve its investment goal.
Investment Strategy and Goal
The investment strategy of the Series is to invest, under normal circumstances, at least 80% of its assets in securities of issuers from countries outside the United States. The Series will notify its shareholders at least sixty days prior to any change in its investment strategy.
The Series’ Board of Directors may change the Series’ investment goal of providing long-term growth without obtaining the approval of the Series’ shareholders. If there is a material change in the Series’ investment goal, shareholders will be notified thirty days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs. The Series may not succeed in achieving its goal.
Management
The Advisor
The Series’ advisor is Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450 (“Manning & Napier” or the “Advisor”). Manning & Napier is registered as an investment advisor with the SEC. The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) with respect to the Series. Therefore, the Series is not subject to registration or regulation under the CEA.
As of December 31, 2020, Manning & Napier managed $20.1 billion for individual and institutional investors. The Advisor is responsible for the day-to-day portfolio management of the Series and generally oversees the Series’ overall business affairs, service providers and officers.
Portfolio Managers
The following investment professionals serve on the Series’ Portfolio Management Team, and are jointly and primarily responsible for making investment decisions for the Series.
Christian A. Andreach, CFA®, Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, Head of U.S. Equity Core Team
Joined the Advisor in 1999. Senior Analyst since 1999. Managing Director since 2002. Co-Head of Global Equities since 2010. Head of U.S. Equity Core Team since 2015. Member of Senior Research Group and Global Core Team since 2002. Member of the Series’ Portfolio Management Team since 2019.
Ebrahim Busheri, CFA®, Director of Investments
Joined the Advisor in 2011. Director of Investments since 2015. Previous positions held with the Advisor: Senior Analyst, Emerging Growth Group, 2011 – 2015; Managing Director, Emerging Growth Group, 2012 – 2015. Previously worked for Manning & Napier from 1988 to 2001 in multiple capacities including the Co-Director of Research and the Managing Director of the Technology and Consumer Groups. Member of the Series’ Portfolio Management Team since 2012.
Marc Tommasi, Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, Head of Non-U.S. Equity Core Team, Managing Director of Global Strategies Group
Joined the Advisor in 1986. Senior Analyst since 1988. Co-Head of Global Equities since 2015. Chief Investment Strategist since 2016. Head of Non-U.S. Equity Core Team since 2015. Managing Director of Global Strategies Group since 2019 and from 1992 – 2015. Previous positions held in the last five years: Co-Chief Investment Strategist, 2015 – 2016. Member of the Series' Portfolio Management Team since 2002.
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Jay M. Welles, CFA®, Senior Analyst/Managing Director of Technology Group
Joined the Advisor in 2000. Senior Analyst since 2004. Managing Director since 2015. Member of the Series’ Portfolio Management Team since 2019.
The Statement of Additional Information (SAI) contains additional information about the Series’ management team, including the structure of their compensation, their role in managing other accounts, and their ownership of securities in the Series.
Discretionary Investment Accounts
The Advisor and its affiliates may use the Series within discretionary investment accounts. From time to time, these discretionary accounts may hold a substantial portion of the outstanding shares of the Series, and transactions in shares of the Series for such accounts may have an impact upon the size and operations of the Series. For instance, transactions in shares of the Series for these accounts may cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect fund performance and increase the likelihood of capital gain distributions. In addition, the Series’ assets may be significantly less during times when these discretionary accounts are not invested in the Series, which would cause the Series’ remaining shareholders to bear greater portions of the Series’ fixed operating expenses, subject to any fee waiver then in effect.
Management Fees
In return for the services it provides to the Series, the Advisor receives an annual management fee of 0.60% of the Series’ average daily net assets, which is computed daily and payable monthly by the Series. The Advisor has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit total direct annual fund operating expenses, exclusive of Rule 12b-1 Fees (as defined below) and waived Class W management fees (collectively, “excluded expenses”), to 0.75% of the average daily net assets of the Class I shares, 0.80% of the average daily net assets of the Class S shares, 0.65% of average daily net assets of the Class Z shares, and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment. Due to fee waivers and expense reimbursements, the Advisor received a management fee of 0.27% for the Series for the fiscal year ended October 31, 2020.
A discussion regarding the basis for the Board of Directors’ approval of the Series’ investment advisory agreement is available in the Series’ annual report dated October 31, 2020, which covers the period November 1, 2019 through October 31, 2020.
The Distributor
The Class I, Class S, Class W, and Class Z shares of the Series are offered on a continuous basis through the Fund’s principal underwriter, Manning & Napier Investor Services, Inc. (the Distributor).
Payments to Broker-Dealers and Other Financial Intermediaries
Distribution and Shareholder Service (12b-1) Fees
Class S shares of the Series are subject to an annual distribution and shareholder services fee (a Rule 12b-1 Fee) of up to 0.25% of the Class’s average daily net assets in accordance with a distribution and shareholder services plan (the Rule 12b-1 Plan) adopted by the Fund’s Board of Directors pursuant to Rule 12b-1 under the 1940 Act. The Rule 12b-1 Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Class S shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class S shares of the Series. Generally, the Rule 12b-1 Fee will not be retained by the Distributor but will instead be reallowed to financial intermediaries who provide these services.
Expenses and services for which the Distributor or another intermediary or agent may be compensated include, without limitation, expenses (including overhead and telephone expenses) of, and compensation to, employees of the Distributor or of intermediaries who engage in distribution or servicing of Class S shares, printing of prospectuses and reports for other than existing Class S shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Fund to such persons. The Rule 12b-1 Plan is of the type known as a “compensation” plan. This means that the fees are payable to compensate the Distributor or intermediary for services rendered even if the amount paid exceeds the Distributor’s or intermediary’s expenses. Because these fees are paid out of the Series’ assets on an ongoing basis, over time these fees will increase
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the cost of your investment and may cost you more than other types of sales charges.
Class I shares, Class W shares and Class Z shares of the Series are not subject to a Rule 12b-1 Fee.
Other Payments by the Fund
The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Rule 12b-1 Fee payable under the Rule 12b-1 Plan of the Fund.
Payments by the Advisor and/or its Affiliates
The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any payments made to financial intermediaries by the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.
The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by a Series or its shareholders.Such payments may provide an incentive for the financial intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend a Series over another investment.
Choosing a Share Class
The Series offers four classes of shares: Class I, Class S, Class W, and Class Z shares. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class I, Class S, Class W, and Class Z shares. Contact your financial intermediary or the Fund for more information about the Series’ share classes and how to choose among them.
CLASS NAME	ELIGIBLE INVESTORS	INVESTMENT MINIMUMS	RULE12b-1 FEE
Class I	Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts; employee benefit plans; individual investors; and certain financial intermediaries.	Initial – $1,000,000 Minimum Balance Requirement $1,000,000	None
Class S	Individual or institutional investors; employee benefit plans, such as defined benefit plans, defined contribution plans, and 401(k) plans; and certain financial intermediaries.	Initial – $2,000 Minimum Balance Requirement $1,000	0.25%
Class W	Discretionary investment accounts and other funds managed by the Advisor.	Initial – None Minimum Balance Requirement None	None
Class Z	Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts; employee benefit plans; individual investors; and certain financial intermediaries.	Initial – $1,000,000 Minimum Balance Requirement $1,000,000	None
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The minimum initial investment and minimum balance requirements for Class I, Class S, and Class Z shares are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the minimum investment and minimum balance requirements of the Class S shares are waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. The Fund reserves the right to change or waive a Class’s investment minimums in its sole discretion.
Class I, Class S, and Class Z shares are available for direct investment from the Fund or through certain financial intermediaries that have entered into an agreement with the Fund’s Distributor. Financial intermediaries include financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you are purchasing your shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.
If you purchase your shares through an intermediary, your financial intermediary may impose different or additional conditions than the Series on purchases, redemptions and exchanges of shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, and trading restrictions. Your financial intermediary may independently establish and charge you fees, which may include commissions, transaction fees and account fees in addition to the fees charged by the Series. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your financial intermediary directly for information regarding these conditions and fees. The Series is not responsible for the failure of your financial intermediary to carry out its responsibilities.
You or your financial intermediary may request that the shares in your account be converted to another share class with lower total expenses if you meet the eligibility requirements of the other share class. In addition, certain financial intermediaries have arranged for the Fund to automatically implement such conversions in specified circumstances for shares held through the financial intermediary or in an account established directly with the Fund through the financial intermediary.
The Fund reserves the right to determine which potential investors qualify as eligible investors for each share class. Shares of a class held by a non-eligible investor are subject to involuntary redemption by the Fund.
If your account no longer meets the minimum balance requirement for a share class, the Fund may automatically convert the shares in the account to another share class or redeem your shares, as appropriate. The Fund will notify you in writing before any mandatory conversion or redemption occurs.
How to Buy, Exchange, and Redeem Shares
Actions by Authorized Representative
Shareholders who establish an account directly with the Fund through a financial intermediary have authorized the registered representative of such intermediary indicated on the account application or subsequent documentation to perform transactions in the Series’ shares and certain account maintenances on behalf of the shareholders.
Discretionary Investment Accounts
For discretionary investment account clients of the Advisor or its affiliates, investment decisions pertaining to purchases and sales of Fund shares are made at the Advisor’s discretion.
All orders to purchase and redeem shares on behalf of discretionary investment account clients of the Advisor and its affiliates will be processed at the NAV next determined after receipt by the transfer agent of a duly completed purchase or redemption order transmitted by the Advisor to the transfer agent. There is no minimum initial investment for discretionary investment account clients.
The instructions provided below apply to all other investors.
How to Obtain Forms
You can obtain the forms referenced in the following sections by going to the Fund’s website at www.manning-napier.com/fundapps or by calling 1-800-466-3863.
How to Buy Shares
Shareholders holding shares through a financial intermediary should contact their intermediary to learn how to place orders to buy shares. Shareholders holding shares directly with the Fund may purchase shares directly from the Fund, as described below.
The initial minimum investment for the Series’ Class S shares is $2,000. The initial minimum investment for the Series’ Class I and Class Z shares is $1,000,000. There is no minimum initial investment for the Series’ Class W shares. The minimum initial investments of the Class S, Class I and Class Z shares are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the Class S shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. Employees, officers and directors of the Advisor or its affiliates, and immediate family members of such persons, are not subject to any minimum initial investment in the Series.
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The Fund reserves the right to change or waive the Series’ investment minimums in its sole discretion. The Fund also reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders. The Fund does not generally accept investments by non-U.S. persons or certain U.S. persons living outside the U.S. Such persons may be permitted to invest in the Fund under certain limited circumstances.
Check Acceptance Policy
The Fund reserves the right to reject certain forms of payment for share purchases. Investments that are received in an unacceptable form will be returned. The Fund maintains a check acceptance policy for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks or money orders.
Customer Identification Policy
Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. Please review your account application for additional information.
The Fund will not accept a P.O. Box as a primary address. A physical address must be used. A P.O. Box may be used as a mailing address only.
By Mail
Opening an account
•	Send a check payable to Manning & Napier Fund, Inc., with the completed original account application.
The address is:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
•	To request an account application, refer to the section How to Obtain Forms.
Adding to an account
•	Send a check payable to Manning & Napier Fund, Inc. and a letter of instruction with the name of the Series and share class to be purchased and the account name and number to the above address.
By Wire
Opening or adding to an account
•	After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, call
1-800-466-3863 for wire instructions. Wire instructions
are also available at www.manning-napier.com/fundapps under the General Forms section. Refer to the “Delivery Instructions.”
By Telephone
Adding to an Account
•	You may use the Telephone Purchase feature to add to an existing account. To use this service, call
1-800-466-3863 to request a debit from your pre-authorized checking account. Your bank must be a member of the Automated Clearing House (ACH) to use this feature. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your call that both the NYSE and banks are open).
Through the Internet
Adding to an Account
•	If you are a registered user of the Fund’s website, you may use the Internet to add to an existing account by requesting a debit from your bank account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your order that both the NYSE and banks are open).
Automatic Investment Plan
You may participate in the Automatic Investment Plan by completing the applicable section of the account application (for new accounts) or by completing the appropriate section of the form titled “Account Maintenance Form – Financial EFT Bank Change” (for existing accounts). Through the plan, you can authorize transfers of a specified amount from your bank account into the Series on a regular basis. The minimum amount of each investment is $25. If you have insufficient funds in your account to complete a transfer, your bank may charge you a fee. To request an account application or form, refer to the section How to Obtain Forms.
How to Exchange Shares
Subject to the conditions discussed in the “Excessive Trading” section below, shareholders may exchange shares of the Series for a class of shares of any other Series of the Fund currently available for investment if the registration of both accounts is identical and the exchange order and shareholder
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meet the minimum investment and other requirements for the Series and class into which they are exchanging. Please read the prospectus of the Series into which you wish to exchange prior to requesting the exchange. The Fund may alter, limit or suspend its exchange privilege on 60 days’ notice.
The Fund’s exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”
An exchange involves a redemption of shares surrendered in the exchange, and therefore it may cause the shareholder to realize a gain that may be subject to income tax. However, an exchange between share classes in the same Series is not reported as a taxable sale.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to exchange shares. Shareholders holding shares directly with the Fund may exchange shares directly with the Fund, as described below.
By Mail
•	Send a letter of instruction or a completed “Fund Exchange Request Form” to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear on the account registration.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
By Telephone
•	Unless you have declined telephone privileges, call the Fund at 1-800-466-3863.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to exchange shares between Series. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund”
to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Any exchanges made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
How to Redeem Shares
The Fund typically expects to pay out redemption proceeds to redeeming shareholders within one business day following receipt of shareholder redemption requests. The Fund may, however, postpone payment of redemption proceeds for up to seven days. In addition, the Fund may suspend redemptions or postpone payment of redemption proceeds for longer than seven days when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).
The Fund may sell portfolio assets, hold cash or cash equivalents, draw on a line of credit, use short-term borrowings from its custodian, and/or redeem shares in-kind (as described below), as necessary, to meet redemption requests.
A Medallion Signature Guarantee may be required for certain redemption requests, such as redemption requests over $100,000 sent to an address other than a pre-designated bank account. Likewise, certain types of account maintenance, such as address changes, result in a thirty calendar day hold on your account during which any redemption requests via check to the new address must include a Medallion Guarantee.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to redeem shares. Shareholders holding shares directly with the Fund may place redemption orders directly with the Fund, as described below.
By Mail
•	Complete the applicable form or send a letter of instruction to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear in the account registration.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	To obtain a form, refer to the section How to Obtain Forms.
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•	Additional documentation, including Medallion Guarantees, may be required (call the Fund for details).
By Telephone
•	Unless you have declined telephone privileges, call us at 1-800-466-3863.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
•	Redemption proceeds from sales requested by telephone will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account.
•	Amounts over $100,000 may only be sent to a pre-designated bank account.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to redeem shares from your account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Proceeds from redemptions requested over the Internet will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account. Amounts over $100,000 may only be sent to a pre-designated bank account. Any redemptions made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
Investment and Account Information
More About Purchases, Exchanges, and Redemptions
All orders to purchase, exchange, or redeem shares must be sent to the transfer agent at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account or to an authorized financial intermediary.
Transaction requests received in good order (i.e., with all required information, and, as relevant, signatures, documentation and upon verification by the Fund (or its agent) of ACH information) before the close of regular trading on the NYSE on a business day will be executed at that day’s share price. The close of regular trading is typically 4:00 p.m. Eastern time, although it may be earlier. Transaction requests received in good order after the close of regular trading will be processed at the NAV next determined after receipt. The Fund is open for business each day the NYSE is open. All orders must include the required documentation and signatures, and all purchase orders must be accompanied by proper payment.
The Fund has authorized a number of financial intermediaries to accept purchase and redemption orders on its behalf, and those intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.
The Series’ distributor imposes no sales charge on purchases and redemptions of shares of the Series. However, your financial intermediary may charge you a transaction fee on purchases and redemptions.
Excessive Trading
The Series is intended for long-term investment purposes only. Do not invest in the Fund if you are a market timer. The Fund’s Board of Directors has adopted policies and procedures designed to detect and deter “market timing” or other types of excessive short-term trading by shareholders. Excessive trading into and out of the Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Series’ investment strategies, triggering the recognition of taxable gains and losses on the sale of the Series’ investments, requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, the Fund may, in its sole discretion, reject or limit purchase orders (including purchases by exchange) by an investor or group of investors for any reason without prior notice, including when it believes in its sole discretion that the trading activity in the account(s) would be detrimental to the Series. For purposes of applying these policies, the Fund and its service providers may consider the trading history of accounts under common ownership or control.
Shareholders may make up to 2 “round trips” during any 90 day period. A “round trip” is defined as a purchase or exchange into a Series followed by a redemption or exchange out of the same Series. After the second “round trip”, the Fund may block for a period of 90 days additional purchases and exchange
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purchases into the Fund from your account or any account with the same tax identification number or broker identification number.
The following types of transactions will be exempted from these procedures:
•	Transactions under certain monetary thresholds that have been determined by the Fund, in its sole discretion, not to be harmful or disruptive to the Series
•	Systematic withdrawals
•	Automatic investments (including investments made by payroll deduction)
•	Mandatory distributions from IRAs and retirement plans
•	IRA transfers and rollovers
•	Roth IRA conversions and re-characterizations
•	Reinvestments of dividends and capital gains
The Fund’s ability to monitor trades that are placed by individual shareholders through omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that the Fund does not have direct access to the underlying shareholder account information. However, the Fund and/or its service providers monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund and/or its service providers have entered into agreements with such financial intermediaries that require the financial intermediaries to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may require the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Series. Transactions placed by shareholders through financial intermediaries in violation of the Fund’s excessive trading policy may be cancelled or the shares purchased may be redeemed by the Fund.
The Fund may also defer to a financial intermediary’s frequent trading policies with respect to those shareholders who invest in a Series through such intermediary. The Fund will defer to an intermediary’s policies only after the Fund determines that the intermediary’s frequent trading policies adequately protect Series shareholders. Transactions by Series shareholders investing through such intermediaries will be subject to the restrictions of the intermediary’s frequent trading policies, which may differ from those of the Fund. Shareholders who invest through financial intermediaries should consult with their intermediaries to determine the frequent trading restrictions that apply to their Series transactions.
The Fund and its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board of Directors. Despite these efforts, however, the Fund and its service providers may not be able to detect or prevent all instances of short-term trading in the Series, and, as a result, frequent trading could adversely affect the Series and its long-term shareholders as discussed above. For example, certain investors who engage in market timing and other short-term trading activities may employ a variety of techniques to avoid detection. Further, the detection of frequent trading patterns and the blocking of further trading are inherently subjective and therefore involve some selectivity in their application. The Fund and its service providers, however, seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Series’ long-term shareholders.
The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.
Telephone and Internet Transactions
We will employ steps reasonably designed to ensure that purchase, exchange, or redemption orders placed by telephone or through the Internet are genuine, which may include recording telephone calls and requesting personally identifiable information prior to acting upon instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. We are not responsible for any losses that may occur as long as we follow procedures reasonably designed to prevent fraudulent orders. Interruptions in service may mean that a shareholder will be unable to effect a telephone or Internet order when desired. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
Accounts with Low Balances
Discretionary Investment Clients — The Fund does not impose a minimum balance requirement for discretionary investment accounts managed by the Advisor or its affiliates.
Other Shareholders — If your account falls below the minimum balance requirement for your share class (see table above) due to the redemption of shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below the minimum balance requirement after 60 days, the Fund may redeem your shares and send you the redemption proceeds, or, if shares are held directly with the Fund,
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automatically convert the shares in the account to another share class, as appropriate.
Inactive Accounts
Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable, also known as “RPO”), or a combination of both inactivity and RPO. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder's account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder's location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder's financial intermediary (if shares are not held directly with the Fund).
For more information on unclaimed property and how to maintain an active account, please call us at 1-800-466-3863.
In-Kind Purchases and Redemptions
Securities you own may be used to purchase shares of the Series. The Advisor will determine if acquiring the securities is consistent with the Series’ goals and policies. If accepted, the securities will be valued the same way the Series values securities it already owns.
The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold.
An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued.
Medallion Guarantees and Notary Stamps
Financial transactions:
A Medallion Guarantee may be required for certain redemption requests, account transfers and other types of financial transactions. A Medallion Guarantee is a type of signature guarantee that can be obtained from most brokers, banks, savings institutions or credit unions. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic.
Non-financial transactions:
Although the Fund will accept a Medallion Guarantee for non-financial transactions, such as changing banking instructions, the Fund will also accept a notary stamp for non-financial transactions. A notary stamp can be obtained from a Notary Public, which is an official appointed by state government to serve the public as an impartial witness in performing a variety of official fraud deterrent acts related to the signing of important documents.
Please contact the Fund at 1-800-466-3863 for more information.
Valuation of Shares
The Series offers its shares at the NAV per share of the Series. The Series calculates its NAV once daily as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each day the exchange is open. If the exchange closes early, the Series will accelerate the calculation of its NAV and transaction deadlines to that time.
The Series generally values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Advisor reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the close of the relevant market, the Series will price those securities at fair value as determined in good faith using methods approved by the Board of Directors. The Series’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Series assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of securities owned by a Series may be significantly affected on days when investors cannot buy or sell shares of the Series. In addition, due to the difference in times between the close of the international markets and the time a Series prices its shares, the value the Series assigns to securities may not be the same
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as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices of non-U.S. securities, the Series may consider the performance of securities on their primary exchanges, factors influencing specific foreign markets or issuers, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.
Communicating with the Manning & Napier Fund
By Phone: You can reach us at 1-800-466-3863 business days from 8:00 a.m. to 6:00 p.m. Eastern time. Telephone calls may be recorded.
By Mail:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
By Overnight Mail:
Manning & Napier Fund, Inc.
4400 Computer Drive
Westborough, MA 01584
Automated account information: You can obtain automated account information, such as share prices and account balances, 24 hours a day, 7 days a week, by calling
1-800-466-3863 or by logging into your account at www.manning-napier.com.
Disclosure of the Series’ Portfolio Holdings
The Series discloses its complete portfolio holdings in each Annual and Semi-Annual Report and, following the first and third fiscal quarters, in a quarterly holdings report filed with the Securities and Exchange Commission (SEC) as exhibits to Form N-PORT. Annual and Semi-Annual Reports are distributed to Series shareholders, and the most recent Reports are available on the Fund’s website at www.manning-napier.com. Quarterly holdings reports filed with the SEC are not distributed to Series shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov. In addition, the Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website. This information is provided with a lag of at least eight days. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to an exhibit to Form N-PORT). The Series may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Series or its portfolio holdings to third parties if such disclosure is deemed to be for a legitimate business purpose and the information is deemed to be non-material. A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.
Dividends, Distributions, and Taxes
Dividends and Distributions
The Series generally:
•	Pays dividends once a year, in December.
•	Makes capital gains distributions, if any, once a year, typically in December.
The Series may pay additional distributions and dividends at other times if necessary for the Series to avoid incurring a federal tax.
Unless you have instructed the Fund otherwise, capital gain distributions and dividends are reinvested in additional shares of the same Series and Class that you hold. Alternatively, you can instruct the Fund in writing or by telephone to have your capital gains and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent after the record date will not be effective until the next distribution or dividend is made. If you have elected to receive your distributions by check, all capital gain distributions and dividends less than $10 will be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Taxes
Dividends are paid from income earned on the Series’ portfolio holdings as well as from interest on its cash investments. Distributions of capital gain will be treated as long-term or short-term gain depending on how long the Series held the securities sold, without regard to how long you have owned your shares of the Series. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Series distributions; however, distributions from tax-deferred arrangements are generally subject to federal taxation.
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TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually taxable as capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Taxable as long-term capital gain
Short-term capital gain distributions	Generally taxable as ordinary income
Dividends	Taxable as ordinary income unless they qualify for treatment as qualified dividend income
Distributions of investment income reported by the Series as derived from qualified dividend income may qualify to be taxed to non-corporate shareholders at the lower rate applicable to long-term capital gains, which is currently set at a maximum rate of 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.
If you are a taxable investor, you may want to avoid buying shares when the Series is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.Dividends and interest received by the Series may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Series’ securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Series’ total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible to, and may, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Series. Pursuant to the election (if made), the Series will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If the Series makes the election, it will report annually to its shareholders the respective amounts per share of the Series’ income from sources within, and taxes paid to, foreign countries and United States possessions.
When you sell or redeem your Series shares, you will generally realize a capital gain or loss for federal and state tax purposes. For tax purposes, an exchange of your shares for shares of another Series is treated the same as a sale. An exchange between share classes in the same Series is not reported as a taxable sale.
After the end of each year, the Series will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. In calculating your gain or loss on any sale of shares, note that your tax basis in your shares is increased by the amounts of dividends and distributions that you have reinvested in the Series. If you have owned your shares of the Series for more than one year, any net long-term capital gains from the sale of shares will generally qualify for the reduced rates of federal income taxation on long-term capital gains for non-corporate shareholders. Dividends and distributions are taxable as described above whether received in cash or reinvested.
The Series is required to report to you and the Internal Revenue Service annually on Form 1099-B the gross proceeds of Series shares you sell or redeem and also the cost basis for shares. Cost basis will be calculated using the Series’ default method of average cost, unless you instruct the Series to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Series and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held through a financial intermediary (such as a financial advisor or broker), please contact the financial intermediary with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
If the Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).
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If you do not provide the Series with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 24% of your distributions, dividends and redemption proceeds.
This discussion is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Series. Additional information about the tax consequences of investing in the Series may be found in the SAI.
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Financial Highlights
The financial highlights tables are intended to help you understand the Series' financial performance for the past five years, or, if shorter, the period of a Class's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned, or lost, on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the Series’ annual report, which is available upon request.
	FOR THE YEAR ENDED
Overseas Series - Class I*	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$24.22	$22.18	$24.73	$20.88	$21.34
Income (loss) from investment operations:
Net investment income[1]	0.27	0.42	0.41	0.26	0.32
Net realized and unrealized gain (loss) on investments	3.34[2]	1.81	(2.51)	3.94	(0.41)
Total from investment operations	3.61	2.23	(2.10)	4.20	(0.09)
Less distributions to shareholders:
From net investment income	(0.44)	(0.19)	(0.45)	(0.35)	(0.37)
Net asset value - End of year	$27.39	$24.22	$22.18	$24.73	$20.88
Net assets - End of year (000’s omitted)	$52,357	$74,325	$140,653	$755,482	$933,605
Total return[3]	15.02%[2]	10.18%	(8.69%)	20.49%[4]	(0.35%)
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.10%	1.86%	1.62%	1.16%	1.54%
Series portfolio turnover	66%	43%	34%	44%	37%
*Effective March 1, 2017, Class A shares of the Series have been redesignated as Class I shares.
**For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.04%	0.05%	0.02%	0.02%	N/A
[1]	Calculated based on average shares outstanding during the years.
[2]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.60. Excluding the proceeds from the settlement, the total return would have been 10.57%.
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.
[4]	Includes litigation proceeds. Excluding this amount, the Class’ total return is 20.10%.

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	FOR THE YEAR ENDED		FOR THE PERIOD 9/21/18[1] to 10/31/18
Overseas Series - Class S	10/31/20	10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$24.14	$22.17	$24.72
Income (loss) from investment operations:
Net investment income[2]	0.19	0.35	0.01
Net realized and unrealized gain (loss) on investments	3.34[3]	1.81	(2.56)
Total from investment operations	3.53	2.16	(2.55)
Less distributions to shareholders:
From net investment income	(0.31)	(0.19)	—
Net asset value - End of period	$27.36	$24.14	$22.17
Net assets - End of period (000’s omitted)	$190,201	$272,760	$500,950
Total return[4]	14.70%[3]	9.88%	(10.32%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%	1.05%	1.05%[5]
Net investment income	0.77%	1.55%	0.38%[5]
Series portfolio turnover	66%	43%	34%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.06%	0.04%	0.06%[5]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.39. Excluding the proceeds from the settlement, the total return would have been 10.21%.
[4]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[5]	Annualized.

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	FOR THE YEAR ENDED	FOR THE PERIOD
Overseas Series - Class W	10/31/20	3/1/19[1] to 10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$24.31	$22.95
Income from investment operations:
Net investment income[2]	0.45	0.35
Net realized and unrealized gain (loss) on investments	3.36[3]	1.01
Total from investment operations	3.81	1.36
Less distributions to shareholders:
From net investment income	(0.53)	—
Net asset value - End of period	$27.59	$24.31
Net assets - End of period (000’s omitted)	$267,777	$107,192
Total return[4]	15.80%[3]	5.93%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%[5]
Net investment income	1.78%	2.23%[5]
Series portfolio turnover	66%	43%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.66%	0.67%[5]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.35. Excluding the proceeds from the settlement, the total return would have been 11.44%.
[4]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[5]	Annualized.

22

	FOR THE YEAR ENDED		FOR THE PERIOD 5/1/18[1] to 10/31/18
Overseas Series - Class Z	10/31/20	10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$24.24	$22.19	$24.85
Income (loss) from investment operations:
Net investment income[2]	0.29	0.44	0.13
Net realized and unrealized gain (loss) on investments	3.34[3]	1.82	(2.79)
Total from investment operations	3.63	2.26	(2.66)
Less distributions to shareholders:
From net investment income	(0.46)	(0.21)	—
Net asset value - End of period	$27.41	$24.24	$22.19
Net assets - End of period (000’s omitted)	$72,614	$50,566	$104,538
Total return[4]	15.11%[3]	10.36%	(10.71%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%	0.65%	0.65%[5]
Net investment income	1.14%	1.95%	1.04%[5]
Series portfolio turnover	66%	43%	34%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.06%	0.07%	0.09%[5]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.34. Excluding the proceeds from the settlement, the total return would have been 11.91%.
[4]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[5]	Annualized.
23

Manning & Napier Fund, Inc.
Overseas Series – Class I, Class S, Class W, and Class Z Shares
Shareholder Reports and the Statement of
Additional Information (SAI)
Annual and semi-annual reports to shareholders provide additional information about the Series’ investments. These reports discuss the market conditions and investment strategies that significantly affected the Series’ performance during its last fiscal year. The SAI provides more detailed information about the Series. It is incorporated by reference into this prospectus, making it legally part of the prospectus.
How to Obtain the Shareholder Reports,
SAI, and Additional Information
•	You may obtain shareholder reports and the SAI or other information about the Series without charge, by calling 1-800-466-3863 or sending written requests to Manning & Napier Fund, Inc., P.O. Box 805, Fairport, New York 14450. Note that this address should not be used for transaction requests. These documents are also available at www.manning-napier.com.
•	Shareholder reports, the prospectus, the SAI and other information about the Series are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov.
Shareholder Mailings
The Fund may send only one copy of the Series’ prospectus and annual and semi-annual reports to certain shareholders residing at the same “household” for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your “householding” option, please call 1-800-466-3863 or contact your financial intermediary.
The Fund also offers electronic delivery of certain documents. Direct shareholders can elect to receive shareholder reports, prospectus updates, and statements via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.manning-napier.com.
If someone makes a statement about the Series that is not in this prospectus, you should not rely upon that information. Neither the Series nor its distributor is offering to sell shares of the Series to any person to whom the Series may not lawfully sell its shares.
Investment Company Act File No. 811-04087
EXOSX03/01/2021

Prospectus
March 1, 2021
www.manning-napier.com
Manning & Napier Fund, Inc.	Class S	Class I	Class R	Class L	Class W	Class Z
Pro-Blend® Conservative Term Series	EXDAX	MNCIX	MNCRX	MNCCX	MNCWX	NO TICKER SYMBOL
Pro-Blend® Moderate Term Series	EXBAX	MNMIX	MNMRX	MNMCX	MNMWX	NO TICKER SYMBOL
Pro-Blend® Extended Term Series	MNBAX	MNBIX	MNBRX	MNECX	MNBWX	NO TICKER SYMBOL
Pro-Blend® Maximum Term Series	EXHAX	MNHIX	MNHRX	MNHCX	MNHWX	NO TICKER SYMBOL
Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.
Additionally, if you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Manning & Napier Fund, Inc.

Pro-Blend®
Conservative Term Series
Summary Section
Investment Goal
The Series’ primary objective is to provide preservation of capital, and its secondary objectives are to provide income and long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
CLASS	S	I	R	L	W	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.25%	None	0.50%	1.00%	None	None
Other Expenses	0.22%	0.20%	0.14%	0.15%	0.09%	0.09%[1]
Total Annual Fund Operating Expenses	0.87%	0.60%	1.04%	1.55%	0.49%	0.49%
Less Fee Waiver and/or Expense Reimbursement [2]	None	None	None	None	(0.40)%	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87%	0.60%	1.04%	1.55%	0.09%	0.49%
[1]	Other expenses are based on estimated amounts for the current fiscal year.
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.65% of the average daily net assets of the Class S, Class I, Class R, and Class L shares, 0.50% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
CLASS	S	I	R	L	W	Z
1 Year	$89	$61	$106	$158	$9	$50
3 Years	$278	$192	$331	$490	$29	$157
5 Years	$482	$335	$574	$845	$51	$274
10 Years	$1,073	$750	$1,271	$1,845	$115	$616
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A

1

higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 108% of the average value of its portfolio.
Principal Investment Strategies
In pursuit of the Series’ primary goal, the Advisor seeks to protect capital while generating income and seeking growth opportunities as secondary priorities.
The Series invests primarily in fixed income securities, including U.S. Treasury securities and U.S. and foreign mortgage-backed and asset-backed securities and corporate bonds. The Series invests primarily in fixed income securities with short- to intermediate-term maturities of 3 to 5 years but may also invest in longer term securities (such as bonds with maturities of 10 years or more). The Series invests primarily in investment grade securities, those securities rated BBB- or above by S&P or Baa3 or above by Moody’s (or determined to be of equivalent quality by the Advisor), but may also invest in non-investment grade securities (junk bonds). The Series may also invest in U.S. and foreign stocks, including those in emerging markets, American Depository Receipts (ADRs), and derivative instruments (as described below). There are no prescribed limits on the sector allocations of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
The Series may invest in stocks of small-, large-, or mid-size companies, and the Series’ investments in stocks may be focused on dividend-paying common stocks. With respect to the portion of the Series that is invested in dividend-paying common stocks, the Advisor uses a systematic process to construct a portfolio consisting primarily of companies trading on U.S. stock exchanges that it believes will provide competitive returns consistent with the broad equity market while also providing a level of capital protection during sustained market downturns. The Series may also invest in securities of U.S. and foreign issuers in the real estate industry, including equity and mortgage real estate investment trusts (REITs) and real estate operating companies (REOCs).
When the Advisor wishes to purchase or sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) options on the underlying security.
In addition, the Series may buy and sell futures contracts based on fixed income securities, interest rates, and currencies, to seek to enhance returns, manage duration, hedge interest rate risk, and reduce volatility.
The Advisor will consider selling a security if:
•	it no longer fits the Series’ investment strategies or valuation discipline;
•	it has reached the Advisor’s target sell price; or
•	a more attractive investment opportunity is identified.
The words “Conservative Term” in the Series’ name describe the investment horizon of those investors who may want to consider investing in the Series and do not reflect the Series’ maturity restrictions with respect to its investments in fixed income securities.
Please see the “More Information About the Series’ Principal Investment Strategies and Principal Risks” section of the prospectus for the historical high and low equity exposures of the Series.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Because a portion of the Series’ portfolio is selected using a systematic process, the Series is subject to the additional risk that the Advisor’s judgments regarding the investment criteria underlying the systematic process may prove to be incorrect.
Market risk — Because the Series invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign stock or bond markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
•	The issuer of a bond owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for lower-rated investment grade securities and junk bonds.
•	Interest rates rise, credit spreads widen, and/or repayment spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds will experience greater fluctuations than shorter-term bonds given their greater sensitivity to interest rate changes.
•	Market volatility and/or prepayment spreads change to such a degree that prepayment uncertainty/risks are
2

reassessed; the greater the uncertainty/risk, the wider the requisite prepayment spread.
•	An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.
Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are near historic lows, changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
Real estate investment risk — The Series’ holdings in securities of issuers in the real estate industry, including its investments in REITs and REOCs, may subject it to additional risks, even though the Series does not invest directly in real estate. These risks include, but are not limited to, the following: fluctuations in the value of real estate properties and interest rates, defaults by borrowers or tenants, extended vacancies and declining rents, a lack of ability to obtain mortgage financing or other limits to accessing the credit or capital markets, increased competition and overbuilding and increases in real estate or operating taxes. Any geographic concentration of the Series’ real estate related investments could result in the Series being subject to the above risks to a greater degree.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. In addition, investments in emerging market countries may be more volatile than investments in more developed countries. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar. In addition, periodic U.S. Government restrictions on investment in issuers from certain foreign countries may require the Series to sell such investments at inopportune times or prevent an investment the Advisor otherwise believes is attractive, each of which could result in losses to the Series. These restrictions may also negatively impact the market for securities of issuers that are similar to those directly impacted by the restrictions resulting in reduced liquidity and price declines in those securities as well.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Series' performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:
•	The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
•	Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.
Risks of dividend-paying common stocks — Dividend-paying common stocks may be subject to additional risk that may cause them to underperform other types of stocks. In addition, if stocks held by a Series reduce or stop paying dividends, the Series’ ability to generate income may be affected.
High-yield securities risk — The Series is subject to additional risks due to its ability to invest in high-yield securities (junk bonds):
•	High-yield securities may underperform other sectors of the bond market, or the market as a whole.
•	The performance of high-yield securities tends to be more volatile than that of other sectors of the bond market.
•	Given the total size of the high-yield securities market, high-yield securities can be less liquid than investment grade securities.
•	The Series’ investments in high-yield securities will subject it to a substantial degree of credit risk because the prospect for repayment of principal and interest of many of these bonds is speculative.
3

Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.
U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources, and, therefore, such obligations are not backed by the full faith and credit of the United States government.
Mortgage- and asset-backed securities risks — The Series' investments in mortgage-backed and asset-backed securities may subject it to the following additional risks:
•	Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
•	Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Options and futures risk — The Series is subject to the following risks due to its ability to invest in options and futures:
•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	The Series may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.
Portfolio turnover risk — The Series is subject to portfolio turnover risk because it may engage in active and frequent trading of portfolio securities. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Series. Shareholders may pay tax on such capital gains.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index and a blended index. For periods through May 31, 2012, the Conservative Term Composite Benchmark consisted of the Russell 3000® Index (15%), MSCI ACWI ex USA Index (5%) and Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (80%); effective June 1, 2012, it consists of the Russell 3000® Index (22%), MSCI ACWI ex USA Index (8%) and Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (70%) to reflect a change in strategy of the Series. The Conservative Term Composite Benchmark is provided because it better reflects the asset allocation of the Series as compared with the broad-based index. Because the Series’
4

asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative indices’ portfolios. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 06/30/2020): 8.35%
Lowest (quarter ended 03/31/2020): (5.23)%
Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class S Shares
Return Before Taxes	10.49%	6.74%	5.32%
Return After Taxes on Distributions	6.98%	5.18%	3.97%
Return After Taxes on Distributions and Sale of Series Shares	6.82%	4.77%	3.80%
Class I Shares – Return Before Taxes	10.92%	7.00%	5.55%
Class R Shares – Return Before Taxes	10.42%	6.47%	5.03%
Class L Shares – Return Before Taxes	9.78%	5.93%	4.50%
Class W Shares – Return Before Taxes	11.45%	7.05%	5.47%
Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Indices: (reflect no deduction for fees, expenses, or taxes)
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	5.60%	3.46%	3.10%
Conservative Term Composite Benchmark	9.99%	6.73%	5.84%
The Series’ Class R Shares, Class L Shares and Class W Shares commenced operation on June 30, 2010, January 4, 2010 and April 1, 2019, respectively, and all returns shown for each such class include the returns of the Series’ Class S Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. No performance is shown for the Class Z Shares because they were not active prior to the date of this prospectus. Except for differences in returns resulting from differences in expenses, the classes would have substantially similar returns because each class invests in the same portfolio of securities.
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team is jointly and primarily responsible for managing the overall asset allocation of the Series, approving the Series’ equity investments, and working with the Advisor’s other groups, including the Fixed Income Group, to construct the Series’ portfolio. The members of the Global Core Team and the head of the Fixed Income Group are listed below.
Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, Head of U.S. Equity Core Team, has managed the Series since 2002.
5

Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, Head of Non-U.S. Equity Core Team, Managing Director of Global Strategies Group, has managed the Series since 1995.
Head of Fixed Income Group:
Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2015.
Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 22 in this prospectus.
6

Pro-Blend®
Moderate Term Series
Summary Section
Investment Goal
The Series’ investment objective is to provide equal emphasis on long-term growth of capital and preservation of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
CLASS	S	I	R	L	W	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None	0.50%	1.00%	None	None
Other Expenses	0.22%	0.26%	0.26%	0.17%	0.13%	0.13%[1]
Total Annual Fund Operating Expenses	1.07%	0.86%	1.36%	1.77%	0.73%	0.73%
Less Fee Waiver and/or Expense Reimbursement [2]	None	(0.01)%	(0.01)%	None	(0.63)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.07%	0.85%	1.35%	1.77%	0.10%	0.70%
[1]	Other expenses are based on estimated amounts for the current fiscal year.
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.85% of the average daily net assets of the Class S, Class I, Class R, and Class L shares, 0.70% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
CLASS	S	I	R	L	W	Z
1 Year	$109	$87	$137	$180	$10	$72
3 Years	$340	$271	$428	$557	$32	$224
5 Years	$590	$471	$739	$959	$56	$390
10 Years	$1,306	$1,049	$1,624	$2,084	$128	$871

7

Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 105% of the average value of its portfolio.
Principal Investment Strategies
The Advisor seeks to balance conflicting goals of growth of capital and preservation of capital in order to generate a more stable rate of return for this portfolio relative to an investment in the general stock market.
The Series invests primarily in common stocks and intermediate to long-term fixed income securities. The Series may invest in U.S. and foreign stocks, including those in emerging markets, American Depository Receipts (ADRs), and derivative instruments (as described below). The Series may invest in stocks of small-, large-, or mid-size companies. In the fixed income portion of the portfolio, the Series invests primarily in U.S. Treasury securities, and U.S. and foreign mortgage-backed and asset-backed securities and corporate bonds. The Series invests primarily in fixed income securities with maturities of 5 to 10 years but may invest in securities of any maturity. The Series invests primarily in investment grade securities, those securities rated BBB- or above by S&P or Baa3 or above by Moody’s (or determined to be of equivalent quality by the Advisor), but may also invest in non-investment grade securities (junk bonds). There are no prescribed limits on the sector allocations of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
When the Advisor wishes to purchase or sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) options on the underlying security.
In addition, the Series may buy and sell futures contracts based on fixed income securities, interest rates, and currencies, to seek to enhance returns, manage duration, hedge interest rate risk, and reduce volatility.
The Advisor will consider selling a security if:
•	it no longer fits the Series’ investment strategies or valuation discipline;
•	it has reached the Advisor’s target sell price; or
•	a more attractive investment opportunity is identified.
The words “Moderate Term” in the Series’ name describe the investment horizon of those investors who may want to consider investing in the Series and do not reflect the Series’
maturity restrictions with respect to its investments in fixed income securities.
Please see the “More Information About the Series’ Principal Investment Strategies and Principal Risks” section of the prospectus for the historical high and low equity exposures of the Series.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign stock or bond markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
•	The issuer of a bond owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for lower-rated investment grade securities and junk bonds.
•	Interest rates rise, credit spreads widen, and/or repayment spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds will experience greater fluctuations than shorter-term bonds given their greater sensitivity to interest rate changes.
•	Market volatility and/or prepayment spreads change to such a degree that prepayment uncertainty/risks are reassessed; the greater the uncertainty/risk, the wider the requisite prepayment spread.
•	An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.
Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are near historic lows,
8

changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. In addition, investments in emerging market countries may be more volatile than investments in more developed countries. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Series to sell such investments at inopportune times or prevent an investment the Advisor otherwise believes is attractive, each of which could result in losses to the Series. These restrictions may also negatively impact the market for securities of issuers that are similar to those directly impacted by the restrictions resulting in reduced liquidity and price declines in those securities as well.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Series' performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:
•	The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
•	Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.
High-yield securities risk — The Series is subject to additional risks due to its ability to invest in high-yield securities (junk bonds):
•	High-yield securities may underperform other sectors of the bond market, or the market as a whole.
•	The performance of high-yield securities tends to be more volatile than that of other sectors of the bond market.
•	Given the total size of the high-yield securities market, high-yield securities can be less liquid than investment grade securities.
•	The Series’ investments in high-yield securities will subject it to a substantial degree of credit risk because the prospect for repayment of principal and interest of many of these bonds is speculative.
Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.
U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources, and, therefore, such obligations are not backed by the full faith and credit of the United States government.
Mortgage- and asset-backed securities risks — The Series' investments in mortgage-backed and asset-backed securities may subject it to the following additional risks:
•	Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
•	Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed
9

securities may not have the benefit of any security interest in the related assets.
Options and futures risk — The Series is subject to the following risks due to its ability to invest in options and futures:
•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	The Series may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.
Portfolio turnover risk — The Series is subject to portfolio turnover risk because it may engage in active and frequent trading of portfolio securities. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Series. Shareholders may pay tax on such capital gains.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index and a 30/10/30/30 Blended Index, 30% of which is the Russell 3000® Index, 10% of which is the MSCI ACWI ex USA Index, 30% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, and 30% of which is the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index. The 30/10/30/30 Blended Index is provided because it better reflects the asset allocation of the Series as compared with the broad-based index. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative indices’ portfolios. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 06/30/2020): 10.81%
Lowest (quarter ended 09/30/2011): (8.78)%
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Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class S Shares
Return Before Taxes	14.92%	8.19%	6.27%
Return After Taxes on Distributions	12.77%	6.73%	4.97%
Return After Taxes on Distributions and Sale of Series Shares	9.48%	6.05%	4.66%
Class I Shares – Return Before Taxes	15.27%	8.46%	6.53%
Class R Shares – Return Before Taxes	14.62%	7.91%	6.01%
Class L Shares – Return Before Taxes	14.06%	7.40%	5.49%
Class W Shares – Return Before Taxes	16.01%	8.54%	6.45%
Indices: (reflect no deduction for fees, expenses, or taxes)
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%
30/10/30/30 Blended Index	11.99%	8.13%	6.91%
The Series’ Class R Shares, Class L Shares and Class W Shares commenced operation on June 30, 2010, January 4, 2010 and April 1, 2019, respectively, and all returns shown for each such class include the returns of the Series’ Class S Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. No performance is shown for the Class Z Shares because they were not active prior to the date of this prospectus. Except for differences in returns resulting from differences in expenses, the classes would have substantially similar returns because each class invests in the same portfolio of securities.
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax returns are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team is jointly and primarily responsible for managing the overall asset allocation of the Series, approving the Series’ equity investments, and working with the Advisor’s other groups, including the Fixed Income Group, to construct the Series’ portfolio. The members of the Global Core Team and the head of the Fixed Income Group are listed below.
Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, Head of U.S. Equity Core Team, has managed the Series since 2002.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, Head of Non-U.S. Equity Core Team, Managing Director of Global Strategies Group, has managed the Series since 1993.
Head of Fixed Income Group:
Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2015.
Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 22 in this prospectus.
11

Pro-Blend®
Extended Term Series
Summary Section
Investment Goal
The Series’ primary objective is to provide long-term growth of capital, and its secondary objective is to provide preservation of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
CLASS	S	I	R	L	W	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None	0.50%	1.00%	None	None
Other Expenses	0.17%	0.21%	0.21%	0.17%	0.12%	0.12%[1]
Total Annual Fund Operating Expenses	1.02%	0.81%	1.31%	1.77%	0.72%	0.72%
Less Fee Waiver and/or Expense Reimbursement [2]	None	None	None	None	(0.62)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.02%	0.81%	1.31%	1.77%	0.10%	0.70%
[1]	Other expenses are based on estimated amounts for the current fiscal year.
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.85% of the average daily net assets of the Class S, Class I, Class R, and Class L shares, 0.70% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
CLASS	S	I	R	L	W	Z
1 Year	$104	$83	$133	$180	$10	$72
3 Years	$325	$259	$415	$557	$32	$224
5 Years	$563	$450	$718	$959	$56	$390
10 Years	$1,248	$1,002	$1,579	$2,084	$128	$871

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Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 120% of the average value of its portfolio.
Principal Investment Strategies
By focusing on growth of capital and to a lesser extent on preservation of capital, the Advisor seeks to participate, over the long term, in the growth of the stock market, but with less volatility than is typically associated with an investment in the general stock market.
The Series invests primarily in common stocks and long-term fixed income securities. The Series may invest in U.S. and foreign stocks, including those in emerging markets, American Depository Receipts (ADRs), and derivative instruments (as described below). The Series may invest in stocks of small-, large-, or mid-size companies. In the fixed income portion of the portfolio, the Series invests primarily in U.S. Treasury securities, and U.S. and foreign mortgage-backed and asset-backed securities and corporate bonds. The Series invests primarily in fixed income securities with maturities of 7 to 20 years but may invest in securities of any maturity. The Series invests primarily in investment grade securities, those securities rated BBB- or above by S&P or Baa3 or above by Moody’s (or determined to be of equivalent quality by the Advisor), but may also invest in non-investment grade securities (junk bonds). There are no prescribed limits on the sector allocations of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
When the Advisor wishes to purchase or sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) options on the underlying security.
In addition, the Series may buy and sell futures contracts based on fixed income securities, interest rates, and currencies, to seek to enhance returns, manage duration, hedge interest rate risk, and reduce volatility.
The Advisor will consider selling a security if:
•	it no longer fits the Series’ investment strategies or valuation discipline;
•	it has reached the Advisor’s target sell price; or
•	a more attractive investment opportunity is identified.
The words “Extended Term” in the Series’ name describe the investment horizon of those investors who may want to consider investing in the Series and do not reflect the Series’
maturity restrictions with respect to its investments in fixed income securities.
Please see the “More Information About the Series’ Principal Investment Strategies and Principal Risks” section of the prospectus for the historical high and low equity exposures of the Series.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign stock or bond markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
•	The issuer of a bond owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for lower-rated investment grade securities and junk bonds.
•	Interest rates rise, credit spreads widen, and/or repayment spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds will experience greater fluctuations than shorter-term bonds given their greater sensitivity to interest rate changes.
•	Market volatility and/or prepayment spreads change to such a degree that prepayment uncertainty/risks are reassessed; the greater the uncertainty/risk, the wider the requisite prepayment spread.
•	An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.
Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are near historic lows,
13

changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. In addition, investments in emerging market countries may be more volatile than investments in more developed countries. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Series to sell such investments at inopportune times or prevent an investment the Advisor otherwise believes is attractive, each of which could result in losses to the Series. These restrictions may also negatively impact the market for securities of issuers that are similar to those directly impacted by the restrictions resulting in reduced liquidity and price declines in those securities as well.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Series' performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:
•	The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
•	Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.
High-yield securities risk — The Series is subject to additional risks due to its ability to invest in high-yield securities (junk bonds):
•	High-yield securities may underperform other sectors of the bond market, or the market as a whole.
•	The performance of high-yield securities tends to be more volatile than that of other sectors of the bond market.
•	Given the total size of the high-yield securities market, high-yield securities can be less liquid than investment grade securities.
•	The Series’ investments in high-yield securities will subject it to a substantial degree of credit risk because the prospect for repayment of principal and interest of many of these bonds is speculative.
Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.
U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources, and, therefore, such obligations are not backed by the full faith and credit of the United States government.
Mortgage- and asset-backed securities risks — The Series' investments in mortgage-backed and asset-backed securities may subject it to the following additional risks:
•	Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
•	Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed
14

securities may not have the benefit of any security interest in the related assets.
Options and futures risk — The Series is subject to the following risks due to its ability to invest in options and futures:
•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	The Series may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.
Portfolio turnover risk — The Series is subject to portfolio turnover risk because it may engage in active and frequent trading of portfolio securities. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Series. Shareholders may pay tax on such capital gains.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index and a 40/15/45 Blended Index, 40% of which is the Russell 3000® Index, 15% of which is the MSCI ACWI ex USA Index, and 45% of which is the Bloomberg Barclays U.S. Aggregate Bond Index. The 40/15/45 Blended Index is provided because it better reflects the asset allocation of the Series as compared with the broad-based index. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative indices’ portfolios. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 06/30/2020): 12.83%
Lowest (quarter ended 09/30/2011): (11.44)%
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AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2020
	1 Year	5 Years	10 Years
Class S Shares
Return Before Taxes	17.60%	9.88%	7.59%
Return After Taxes on Distributions	15.41%	8.43%	6.25%
Return After Taxes on Distributions and Sale of Series Shares	11.17%	7.43%	5.75%
Class I Shares – Return Before Taxes	17.96%	10.14%	7.86%
Class R Shares – Return Before Taxes	17.41%	9.61%	7.32%
Class L Shares – Return Before Taxes	16.77%	9.05%	6.79%
Class W Shares – Return Before Taxes	18.72%	10.24%	7.77%
Indices: (reflect no deduction for fees, expenses, or taxes)
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%
40/15/45 Blended Index	14.10%	9.77%	8.20%
The Series’ Class R Shares, Class L Shares and Class W Shares commenced operation on June 30, 2010, January 4, 2010 and April 1, 2019, respectively, and all returns shown for each such class include the returns of the Series’ Class S Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. No performance is shown for the Class Z Shares because they were not active prior to the date of this prospectus. Except for differences in returns resulting from differences in expenses, the classes would have substantially similar returns because each class invests in the same portfolio of securities.
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax returns are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team is jointly and primarily responsible for managing the overall asset allocation of the Series, approving the Series’ equity investments, and working with the Advisor’s other groups, including the Fixed Income Group, to construct the Series’ portfolio. The members of the Global Core Team and the head of the Fixed Income Group are listed below.
Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, Head of U.S. Equity Core Team, has managed the Series since 2002.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, Head of Non-U.S. Equity Core Team, Managing Director of Global Strategies Group, has managed the Series since 1993.
Head of Fixed Income Group:
Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2015.
Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 22 in this prospectus.
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Pro-Blend®
Maximum Term Series
Summary Section
Investment Goal
The Series’ objective is to provide long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
CLASS	S	I	R	L	W	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None	0.50%	1.00%	None	None
Other Expenses	0.25%	0.29%	0.20%	0.21%	0.16%	0.16%[1]
Total Annual Fund Operating Expenses	1.10%	0.89%	1.30%	1.81%	0.76%	0.76%
Less Fee Waiver and/or Expense Reimbursement [2]	None	(0.04)%	None	None	(0.66)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	0.85%	1.30%	1.81%	0.10%	0.70%
[1]	Other expenses are based on estimated amounts for the current fiscal year.
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.85% of the average daily net assets of the Class S, Class I, Class R, and Class L shares, 0.70% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
CLASS	S	I	R	L	W	Z
1 Year	$112	$87	$132	$184	$10	$72
3 Years	$350	$271	$412	$569	$32	$224
5 Years	$606	$471	$713	$980	$56	$390
10 Years	$1,340	$1,049	$1,568	$2,127	$128	$871

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Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 88% of the average value of its portfolio.
Principal Investment Strategies
The Advisor seeks to generate the high level of long-term capital growth typically associated with a long-term investment in the general stock market.
The Series invests primarily in common stocks and in long-term fixed income securities. The Series may invest in U.S. and foreign stocks, including those in emerging markets, American Depository Receipts (ADRs), and derivatives instruments (as described below). The Series may invest in stocks of small-, large-, or mid-size companies. In the fixed income portion of the portfolio, the Series invests primarily in U.S. Treasury securities, and U.S. and foreign mortgage-backed and asset-backed securities and corporate bonds. The Series invests primarily in fixed income securities with maturities of 7 to 20 years, but may invest in securities of any maturity. The Series invests primarily in investment grade securities, those securities rated BBB- or above by S&P or Baa3 or above by Moody’s (or determined to be of equivalent quality by the Advisor), but may also invest in non-investment grade securities (junk bonds). There are no prescribed limits on the sector allocations of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
When the Advisor wishes to purchase or sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) options on the underlying security.
In addition, the Series may buy and sell futures contracts based on fixed income securities, interest rates, and currencies, to seek to enhance returns, manage duration, hedge interest rate risk, and reduce volatility.
The Advisor will consider selling a security if:
•	it no longer fits the Series’ investment strategies or valuation discipline;
•	it has reached the Advisor’s target sell price; or
•	a more attractive investment opportunity is identified.
The words “Maximum Term” in the Series’ name describe the investment horizon of those investors who may want to consider investing in the Series and do not reflect the Series’ maturity restrictions with respect to its investments in fixed income securities.
Please see the “More Information About the Series’ Principal Investment Strategies and Principal Risks” section of the prospectus for the historical high and low equity exposures of the Series.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign stock or bond markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
•	The issuer of a bond owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for lower-rated investment grade securities and junk bonds.
•	Interest rates rise, credit spreads widen, and/or repayment spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds will experience greater fluctuations than shorter-term bonds given their greater sensitivity to interest rate changes.
•	Market volatility and/or prepayment spreads change to such a degree that prepayment uncertainty/risks are reassessed; the greater the uncertainty/risk, the wider the requisite prepayment spread.
•	An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.
Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are near historic lows, changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will
18

continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. In addition, investments in emerging market countries may be more volatile than investments in more developed countries. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar. In addition, periodic U.S. Government restrictions on investment in issuers from certain foreign countries may require the Series to sell such investments at inopportune times or prevent an investment the Advisor otherwise believes is attractive, each of which could result in losses to the Series. These restrictions may also negatively impact the market for securities of issuers that are similar to those directly impacted by the restrictions resulting in reduced liquidity and price declines in those securities as well.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Series' performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:
•	The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
•	Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.
High-yield securities risk — The Series is subject to additional risks due to its ability to invest in high-yield securities (junk bonds):
•	High-yield securities may underperform other sectors of the bond market, or the market as a whole.
•	The performance of high-yield securities tends to be more volatile than that of other sectors of the bond market.
•	Given the total size of the high-yield securities market, high-yield securities can be less liquid than investment grade securities.
•	The Series’ investments in high-yield securities will subject it to a substantial degree of credit risk because the prospect for repayment of principal and interest of many of these bonds is speculative.
Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.
U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources, and, therefore, such obligations are not backed by the full faith and credit of the United States government.
Mortgage- and asset-backed securities risks — The Series' investments in mortgage-backed and asset-backed securities may subject it to the following additional risks:
•	Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
•	Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
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Options and futures risk — The Series is subject to the following risks due to its ability to invest in options and futures:
•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	The Series may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index and a 65/20/15 Blended Index, 65% of which is the Russell 3000® Index, 20% of which is the MSCI ACWI ex USA Index, and 15% of which is the Bloomberg Barclays U.S. Aggregate Bond Index. The 65/20/15 Blended Index is provided because it better reflects the asset allocation of the Series as compared with the broad-based index. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative indices’ portfolios. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 06/30/2020): 20.63%
Lowest (quarter ended 09/30/2011): (16.86)%
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Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class S Shares
Return Before Taxes	22.08%	13.63%	9.94%
Return After Taxes on Distributions	21.14%	12.08%	8.51%
Return After Taxes on Distributions and Sale of Series Shares	13.72%	10.52%	7.68%
Class I Shares – Return Before Taxes	22.30%	13.90%	10.20%
Class R Shares – Return Before Taxes	21.80%	13.36%	9.66%
Class L Shares – Return Before Taxes	21.10%	12.79%	9.12%
Class W Shares – Return Before Taxes	23.27%	14.02%	10.13%
Indices: (reflect no deduction for fees, expenses, or taxes)
Russell 3000® Index	20.89%	15.43%	13.79%
65/20/15 Blended Index	17.23%	12.63%	10.63%
The Series’ Class R Shares, Class L Shares and Class W Shares commenced operation on June 30, 2010, January 4, 2010 and April 1, 2019, respectively, and all returns shown for each such class include the returns of the Series’ Class S Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. No performance is shown for the Class Z Shares because they were not active prior to the date of this prospectus. Except for differences in returns resulting from differences in expenses, the classes would have substantially similar returns because each class invests in the same portfolio of securities.
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team is jointly and primarily responsible for managing the overall asset allocation of the Series, approving the Series’ equity investments, and working with the Advisor’s other groups, including the Fixed Income Group, to construct the Series’ portfolio. The members of the Global Core Team and the head of the Fixed Income Group are listed below.
Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, Head of U.S. Equity Core Team, has managed the Series since 2002.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, Head of Non-U.S. Equity Core Team, Managing Director of Global Strategies Group, has managed the Series since 1995.
Head of Fixed Income Group:
Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2015.
Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 22 in this prospectus.
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Additional Series Summary Information
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment of the Class S, Class R and Class L shares of each Series is $2,000. The minimum initial investment of the Class I shares and Class Z shares of each Series is $1,000,000. There is no minimum initial investment for the Series’ Class W shares. The minimum initial investments of the Class S, Class I, Class R, Class L and Class Z shares are waived for certain qualified retirement accounts and discretionary investment accounts of the Advisor. In addition, the Class S, Class R and Class L shares investment minimums are waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and their related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Series’
Principal Investment Strategies and Principal Risks
The Advisor’s Investment Strategies
The Pro-Blend Conservative Term Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, and Pro-Blend Maximum Term Series are asset allocation funds. Each invests in a combination of equity, fixed income and cash investments and is managed according to specific goals discussed in each Series’ Summary Section of this prospectus. Equity investments include derivatives with equity characteristics and fixed income investments include derivatives with fixed income characteristics.
The Advisor’s Global Core Team allocates each Series’ assets to equity, fixed income and cash investments based on the Series’ investment goals and objectives, as well as the team’s assessment of equity valuations and other market and economic factors. For instance, the Global Core Team will generally increase the Series’ equity exposures during periods of lower market valuations, and decrease the Series’ equity exposures during periods of higher market valuations. The Global Core Team will generally adjust the Series’ derivatives holdings based on its expectations regarding interest rates, market volatility and the derivatives markets.
The following sections provide additional information regarding the Advisor’s asset allocation and security selection processes.
How the Advisor Allocates Assets within Each Series
The Series offer a range of investment strategies from fairly conservative to fairly aggressive. As you move along the investment risk spectrum, the emphasis on growth increases while the focus on income and capital preservation declines. This movement toward growth usually involves a higher percentage of the portfolio being invested in equity investments and a lower percentage invested in fixed income investments.
The pie charts below illustrate how the allocation of each Series' portfolio has varied in the past. The Advisor believes that the most important factor affecting portfolio performance is asset allocation. A Series’ actual asset allocation will vary and may not fall within the ranges shown below depending primarily on current or anticipated market trends.

HISTORICAL HIGH AND LOW EQUITY EXPOSURES (as measured on calendar quarters)
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THE SERIES’ ASSET ALLOCATIONS AS OF DECEMBER 31, 2020
The Series’ asset allocations as of December 31, 2020 were as follows:
Series	Equity	Fixed Income	Cash
Pro-Blend Conservative Term Series	31.35%	67.32%	1.33%
Pro-Blend Moderate Term Series	45.32%	53.43%	1.25%
Pro-Blend Extended Term Series	59.64%	39.19%	1.17%
Pro-Blend Maximum Term Series	90.16%	7.80%	2.04%
Each Series’ asset allocation varies over time depending primarily on current or anticipated market trends. Accordingly, a Series’ current or future asset allocation may not match its historical asset allocation.
Equity Selection Process
The Global Core Team selects equity investments for each Series from among stocks of companies that are recommended by the Advisor’s equity analysts and have one or more of the following characteristics:
•	Strong strategic profiles (e.g., strong market position, benefits from technology, market share gains in a mature market and high barriers to entry).
•	Improving market share in consolidating industries.
•	Low price relative to fundamental or breakup value.
In managing the portion of the Pro-Blend Conservative Term Series invested in dividend-paying common stocks, the Quantitative Strategies Group uses a systematic process to identify stocks of companies that it believes meet the following investment criteria:
•	Attractive valuation, based on factors such as free cash flow yield (i.e., cash generated by a company that is available to equity holders) and underlying earnings power.
•	Dividend yield equal to or exceeding the dividend yield of the broad equity market.
•	A high likelihood of being able to maintain its dividend.
•	Strong financial health, based on factors such as profitability and leverage.
On an annual basis, the Quantitative Strategies Group reviews the portfolio holdings in this portion of the Series’ portfolio against the investment criteria set forth above, and will recommend selling those holdings that no longer meet such criteria. Although stocks may be added to or removed from this portion of the Series’ portfolio at any time during the year, modifications to this portion of the portfolio are expected to primarily take place once a year.
Fixed Income Selection Process
The Global Core Team works with the Advisor’s Fixed Income Group to manage the Series’ fixed income investments.
The Fixed Income Group selects individual bonds, emphasizing bond market sectors and securities that it believes offer yields sufficient to compensate the investor for the risks specific to the sector or security. In evaluating bonds, this group considers:
•	Interest rate sensitivity of particular sectors and securities.
•	Narrowing or widening of interest rate spreads between sectors, securities of different credit quality or securities of different maturities.
•	For mortgage-backed and asset-backed securities, anticipated changes in prepayment rates.
Derivatives Selection Processes:
In managing the Series’ options positions, the Global Core Team works with the Advisor’s equity analysts to target options with premiums that are believed to offer sufficient income to compensate the Series for the risks associated with the option. Options are written only on stocks that the Global Core Team is planning to buy (in the case of puts) or sell (in the case of calls). The following factors are considered with respect to options:
•	The proximity of the stock’s price to the Global Core Team’s target buy or sell price for the stock.
•	The attractiveness of the option based on factors such as its exercise price (strike price), time to expiration (duration) and implied volatility.
•	Factors specific to the stock, such as the expected release of company news and announcements.
The Global Core Team works with the Fixed Income Group to target fixed income futures that are believed to offer the Series the opportunity to more efficiently manage duration and gain exposure to certain markets. The factors considered in selecting fixed income futures are similar to the factors considered in selecting fixed income securities, as described above.
More Information About the Series’ Principal Investments
Equity securities — Equity securities are primarily common stocks of U.S. and foreign companies.
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Foreign securities — Foreign securities include foreign stocks and ADRs and other U.S. dollar and non-U.S. dollar denominated securities of foreign issuers, including those in emerging markets. ADRs are securities that are listed and traded in the United States but represent an ownership interest in securities issued by a foreign issuer. ADRs are subject to many of the risks associated with investing directly in foreign securities, which are described below.
Fixed income securities — Fixed income securities may be issued by the U.S. Government or any of its agencies or instrumentalities, foreign governments or any of their agencies or instrumentalities, supranational entities such as the World Bank, and U.S. and foreign companies. Certain U.S. and foreign fixed income securities are not guaranteed or insured by the U.S. or foreign government. These securities may be backed solely by their issuers’ ability to borrow from their government or by the credit of their issuers.
Investments in fixed income securities may have all types of interest rate payment and reset terms and may include mortgage-backed and asset-backed securities.
High-yield securities (junk bonds) — High-yield securities are lower-rated debt securities often referred to as “junk bonds.” These securities offer a higher yield compared to investment grade securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. In addition, foreign countries with political or economic instability may issue high-yield securities. Issuers of high-yield securities may, therefore, have more difficulty making scheduled payments of principal and interest. Compared to investment grade securities, high-yield securities are influenced more by changes in the financial and business position of the issuer than by changes in interest rates.
Mortgage-backed securities — Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include residential mortgages and commercial mortgages.
Asset-backed securities — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.
Real estate companies (RECs) — RECs (including REITs and REOCs) are companies — trusts in the case of REITs — that invest primarily in commercial real estate or real estate-related loans. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. REOCs are real estate companies that engage in the development, management or financing of real estate. They typically provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that are taxed at the corporate level, unlike REITs.
Options — An option is the right to buy or sell an instrument at a specific price before a specific date. When the Advisor wishes to sell a security at a specified price, it may seek to generate additional gains for a Series by writing (selling) “covered” call options on the underlying security. When the Advisor wishes to purchase a security at a specified price, it may seek to generate additional gains for a Series by writing (selling) “naked” put options on the underlying security. A call option is “covered” if the Series either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security, whereas a put option is “naked” if the Series has no position in the underlying security.
Futures — Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset on a specified date and at a specified price. In order to attempt to enhance returns and manage duration and the risk associated with rising interest rates and/or market volatility, a Series may trade different types of futures contracts, including contracts based on fixed income securities, interest rates and currencies.
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More Information About the Series’ Principal Risks
In addition to the principal risks discussed in the individual Series' summary sections, certain Series are subject to additional risks as illustrated by the following table. The degree to which each risk applies to a specific Series depends on the holdings of that Series. More information on each risk is provided below the table.
	Pro-Blend Conservative Term Series	Pro-Blend Moderate Term Series	Pro-Blend Extended Term Series	Pro-Blend Maximum Term Series
Management risk	x	x	x	x
Market risk	x	x	x	x
Equity risk	x	x	x	x
Large-cap risk	x	x	x	x
Small- and mid-cap risk	x	x	x	x
Foreign securities risk	x	x	x	x
Emerging markets risk	x	x	x	x
Currency risk	x	x	x	x
Risks of dividend-paying common stocks	x
Real estate investment risk	x
Risks related to real estate companies	x
Interest rate risk	x	x	x	x
Credit risk	x	x	x	x
Portfolio turnover risk	x	x	x
Prepayment and extension risk	x	x	x	x
High-yield securities risk	x	x	x	x
Risks of lower-rated investment grade securities	x	x	x	x
U.S. Government securities risk	x	x	x	x
Mortgage-backed securities risk	x	x	x	x
Asset-backed securities risk	x	x	x	x
Options risk	x	x	x	x
Futures risk	x	x	x	x
Sector focus risk	x	x	x	x
Liquidity risk	x	x	x	x
Large redemption risk	x	x	x	x
Management risk — The investment performance of a Series depends largely on the skill of key personnel and investment professionals of the Advisor. The Advisor will apply investment techniques and risk analyses in making investment decisions for a Series and there can be no guarantee that these will produce the desired results. The Series’ investment strategies permit investments to be made in a broad range of issuers, securities and transactions. Within these parameters, the Advisor will make investment decisions for a Series as it deems appropriate. No assurance can be given that a Series will be successful in obtaining suitable investments, or that if such investments are made, the objectives of the Series will be achieved.
Market risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. The Series’ net asset value (NAV) per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which the Series invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests, which in turn could negatively impact the Series’ performance and cause losses on your investment in the Series. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the

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COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. The returns on large-cap stocks may underperform other types of investments, such as small- or mid-cap stocks.
Small- and mid-cap risk — Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies. As a result, the prices of smaller companies owned by a Series may be volatile.
Foreign securities risk — Investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The securities of foreign companies may also experience more rapid or extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments — U.S. securities, for instance — the performance of a Series that holds foreign securities may lag these investments. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in the Series having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Series to incur losses.
Emerging markets risk — Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.
Currency risk — Investments in securities denominated in, and/or receiving revenues in, foreign currencies will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the security would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad.
Risks of dividend-paying common stocks — Dividend-paying common stocks may be subject to additional risk that may cause them to underperform other types of stocks. In addition, if stocks held by a Series reduce or stop paying dividends, the Series’ ability to generate income may be affected.
Real estate investment risk — Real estate securities are subject to the risks associated with the direct ownership of real estate, including, among others, declines in the value of real
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estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.
Risks related to real estate companies — The following risks may apply to all real estate companies (RECs) or specifically to real estate investment trusts (REITs):
•	Investments in RECs are subject to the risks associated with the direct ownership of real estate, which are described above.
•	RECs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type.
•	RECs are subject to heavy cash flow dependency and defaults by borrowers.
•	REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940 (1940 Act). The failure of a company to qualify as a REIT under federal tax law or to maintain its exemption from registration under the 1940 Act may have adverse consequences.
•	In the event of a default by a borrower or lessee, a REC may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
•	RECs have their own expenses, and a Series will bear a proportionate share of those expenses.
•	RECs may be affected by changes in the value of the underlying properties in their portfolios. Mortgage REITs may also be affected by the credit quality of any loans in their portfolios.
•	REITs are subject to substantial dividend requirements which may result in a need to raise additional capital or face self-liquidation.
Interest rate risk — Investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a Series’ yield will change over time. During periods when interest rates are low, a Series’ yield (and total return) also may be low. Changes in interest rates also may affect a Series’ share price: a sharp rise in interest rates could cause a Series’
share price to fall. This risk is greater when a Series holds bonds with longer maturities, and is heightened given that interest rates in the U.S. are near historic lows. To the extent that the Advisor anticipates interest rate trends imprecisely, a Series’ share price could fall.
Credit risk — Investments in fixed income securities are subject to the risk of a decline in the credit quality of the issuer and the risk that the issuer or guarantor of the security fails to make timely principal or interest payments or otherwise honor its obligations. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.
Prepayment and extension risk — Investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause a Series to hold securities paying lower-than-market rates of interest, which could hurt a Series' yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Series may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of a Series because it will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.
High-yield securities risk—High-yield securities (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade securities, high-yield securities are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high-yield securities (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high-yield securities and may be near default. High-yield securities rated D are in default. Market developments and the financial and business conditions of the issuers of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade securities.
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Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions. If a security purchased by a Series is downgraded below investment grade after purchase, the Advisor will review the security to determine if it remains an appropriate investment.
U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources and, therefore, such obligations are not backed by the full faith and credit of the United States government. Also, any government guarantees on securities a Series owns do not extend to the shares of the Series itself.
Mortgage-backed securities risk — Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a Series’ mortgage-backed securities and, therefore, to assess the volatility risk of the Series. Commercial mortgage-backed securities are less susceptible to prepayment risk because commercial mortgages may have prepayment penalties or prepayment lock out periods. The repayment of loans secured by income-producing properties, however, is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate or the existence of independent income or assets of the borrower. The privately issued mortgage-backed securities in which a Series invests are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.
Asset-backed securities risk— Repayment of asset-backed securities depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Series will be unable to possess and sell the underlying collateral and that the Series' recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Series may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.
Options risk — A Series’ use of options involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Risks associated with a Series’ use of options transactions include: (i) there may be an imperfect or no correlation between the movement in prices of options and the securities underlying them; (ii) while the Series will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security; (iii) while the Series will receive a premium when it writes naked put options, it may lose money if it must purchase the underlying security at a price above market value; and (iv) there may not be a liquid secondary market for options. Liquidity risk is further described below.
Futures risk — A Series’ use of futures involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Risks associated with a Series’ use of futures contracts include: (i) futures involve a high degree of leverage because they require only a small initial investment in the form of a deposit or margin; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Series and the prices of futures; (iii) there may not be a liquid secondary market for a futures contract; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts. Liquidity risk is further described below.
Sector focus risk — To the extent a Series focuses or concentrates its investments in a particular sector or sectors, the Series will be more susceptible to events or factors affecting companies in those sectors. For example, the values of securities of companies in the same sector may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common
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regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market or political developments specific to the particular sector or sectors.
Liquidity risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Series' investments in illiquid securities may reduce the returns of that Series because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of a Series’ shares. Redemptions by these institutions or individuals in a Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force a Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
Portfolio turnover risk — Active and frequent trading of portfolio securities often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by a Series. Shareholders may pay tax on such capital gains.
Defensive Investing
Each Series may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During such times, a Series may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. If a Series takes a temporary defensive position, it may be unable to achieve its investment goal.
Investment Strategy and Goal
The Series’ Board of Directors may change each Series’ investment goal (described in the “Investment Goal” section of each Series’ summary section) without obtaining the approval of the Series’ shareholders. If there is a material change in a Series’ investment goal, shareholders will be notified thirty days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs. The Series may not succeed in achieving their goals.
Management
The Advisor
The Series’ advisor is Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450 (“Manning & Napier” or the “Advisor”). Manning & Napier is registered as an investment advisor with the SEC. The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) with respect to the Series. Therefore, the Series are not subject to registration or regulation under the CEA.
As of December 31, 2020, Manning & Napier managed $20.1 billion for individual and institutional investors. The Advisor is responsible for the day-to-day portfolio management of the Series and generally oversees the Series’ overall business affairs, service providers and officers.
Portfolio Managers
The Advisor’s Global Core Team is jointly and primarily responsible for managing the overall asset allocation of the Series, approving the Series’ equity investments, and working with the Advisor’s other groups, including the Fixed Income Group, to construct the Series’ portfolio. The members of the Global Core Team and the head of the Fixed Income Group are listed below.
Global Core Team:
Christian A. Andreach, CFA®, Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, Head of U.S. Equity Core Team
Joined the Advisor in 1999. Senior Analyst since 1999. Managing Director since 2002. Co-Head of Global Equities since 2010. Head of U.S. Equity Core Team since 2015. Member of Senior Research Group and Global Core Team since 2002. Member of the Series' Portfolio Management Team since 2002.
Ebrahim Busheri, CFA®, Director of Investments
Joined the Advisor in 2011. Director of Investments since 2015. Previous positions held with the Advisor: Senior Analyst, Emerging Growth Group, 2011 – 2015; Managing Director, Emerging Growth Group, 2012 – 2015. Previously worked for Manning & Napier from 1988 to 2001 in multiple capacities including the Co-Director of Research and the Managing Director of the Technology and Consumer Groups. Member of the Series’ Portfolio Management Team since 2012.
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Marc Tommasi, Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, Head of Non-U.S. Equity Core Team, Managing Director of Global Strategies Group
Joined the Advisor in 1986. Senior Analyst since 1988. Co-Head of Global Equities since 2015. Chief Investment Strategist since 2016. Head of Non-U.S. Equity Core Team since 2015. Managing Director of Global Strategies Group since 2019 and from 1992 – 2015. Previous positions held in the last five years: Co-Chief Investment Strategist, 2015 – 2016. Member of the Series' Portfolio Management Team since 2002.
Head of Fixed Income Group:
Marc Bushallow, CFA®, Managing Director of Fixed Income
Joined the Advisor in 2008. Managing Director of Fixed Income since 2015. Member of the Series’ Portfolio Management Team since 2015.
The Statement of Additional Information (SAI) contains additional information about the Series’ management team, including the structure of their compensation, their role in managing other accounts, and their ownership of securities in the Series.
Discretionary Investment Accounts
The Advisor and its affiliates may use the Series within discretionary investment accounts. From time to time, these discretionary accounts may hold a substantial portion of the outstanding shares of the Series, and transactions in shares of the Series for such accounts may have an impact upon the size and operations of the Series. For instance, transactions in shares of the Series for these accounts may cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect fund performance and increase the likelihood of capital gain distributions. In addition, the Series’ assets may be significantly less during times when these discretionary accounts are not invested in the Series, which would cause the Series’ remaining shareholders to bear greater portions of the Series’ fixed operating expenses, subject to any fee waiver then in effect.
Management Fees
In return for the services it provides to the Series, the Advisor receives an annual management fee, which is computed daily and payable monthly by each Series as described below. The Advisor has contractually agreed to waive the management fee for the Class W shares. In addition, the Advisor has contractually agreed to limit total direct annual fund operating expenses, exclusive of Rule 12b-1 Fees (as defined below) and waived Class W management fees (collectively, “excluded expenses”) as shown below. These contractual limitations are expected to continue indefinitely and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
A discussion regarding the basis for the Board of Directors’ approval of each Series’ investment advisory agreement is available in the Series’ annual report dated October 31, 2020, which covers the period November 1, 2019 through October 31, 2020.
Annual Management Fees (As a Percentage of Average Daily Net Assets)
	Contractual Management Fee	Contractual Expense Limitation		Actual Management Fee Paid for Year Ended 10/31/2020[1]
Series
Pro-Blend Conservative Term Series	0.40%	S, I, R, L - Z - W -	0.65% 0.50% 0.10%	0.40%
Pro-Blend Moderate Term Series	0.60%	S, I, R, L - Z - W -	0.85% 0.70% 0.10%	0.60%
Pro-Blend Extended Term Series	0.60%	S, I, R, L - Z - W -	0.85% 0.70% 0.10%	0.60%
Pro-Blend Maximum Term Series	0.60%	S, I, R, L - Z - W -	0.85% 0.70% 0.10%	0.59%
1 Reflects the actual amount paid, including the effects of fee waivers and expense reimbursements.
The Distributor
The Class S, Class I, Class R, Class L, Class Z, and Class W shares of the Series are offered on a continuous basis through the Fund’s principal underwriter, Manning & Napier Investor Services, Inc. (the Distributor).
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Payments to Broker-Dealers and Other Financial Intermediaries
Distribution and Shareholder Service (12b-1) Fees
Class S, Class R and Class L shares of each Series are subject to an annual distribution and shareholder services fee (a Rule 12b-1 Fee) of up to 0.25%, 0.50% and 1.00% of the Class’s average daily net assets, respectively, in accordance with a distribution and shareholder services plan (the Rule 12b-1 Plan) adopted by the Fund’s Board of Directors pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Rule 12b-1 Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Class S, Class R and Class L shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class S, Class R and Class L shares of the Series. Generally, the Rule 12b-1 Fee will not be retained by the Distributor but will instead be reallowed to financial intermediaries who provide these services.
Expenses and services for which the Distributor or another intermediary or agent may be compensated include, without limitation, expenses (including overhead and telephone expenses) of, and compensation to, employees of the Distributor or of intermediaries who engage in distribution or servicing of Class S, Class R and Class L shares, printing of prospectuses and reports for other than existing Class S, Class R and Class L shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Fund to such persons. The Rule 12b-1 Plan is of the type known as a “compensation” plan. This means that the fees are payable to compensate the Distributor or intermediary for services rendered even if the amount paid exceeds the Distributor’s or intermediary’s expenses. Because these fees are paid out of each Series’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.
Class I, Class W, and Class Z shares of each Series are not subject to a Rule 12b-1 Fee.
Other Payments by the Fund
The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I, Class S, Class R and Class L shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Rule 12b-1 Fee payable under the Rule 12b-1 Plan of the Fund.
Payments by the Advisor and/or its Affiliates
The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any payments made to financial intermediaries by the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.
The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by a Series or its shareholders. Such payments may provide an incentive for the financial intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend a Series over another investment.
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Choosing a Share Class
Each Series offers six classes of shares: Class S, Class I, Class R, Class L, Class W, and Class Z shares. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class S, Class I, Class R, Class L, Class W, and Class Z shares. Contact your financial intermediary or the Fund for more information about the Series’ share classes and how to choose among them.
CLASS NAME	ELIGIBLE INVESTORS	INVESTMENT MINIMUMS	RULE 12B-1 FEE
Class S	Individual or institutional investors; employee benefit plans, such as defined benefit plans, defined contribution plans, and 401(k) plans; and certain financial intermediaries.	Initial – $2,000 Minimum Balance Requirement $1,000	0.25%
Class I	Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts; employee benefit plans; individual investors; and certain financial intermediaries.	Initial – $1,000,000 Minimum Balance Requirement $1,000,000	None
Class R	Individual or institutional investor clients of financial intermediaries.	Initial – $2,000 Minimum Balance Requirement $1,000	0.50%
Class L	Individual or institutional investor clients of financial intermediaries.	Initial – $2,000 Minimum Balance Requirement $1,000	1.00%
Class W	Discretionary investment accounts and other funds managed by the Advisor.	Initial – None Minimum Balance Requirement None	None
Class Z	Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts; employee benefit plans; individual investors; and certain financial intermediaries.	Initial – $1,000,000 Minimum Balance Requirement $1,000,000	None
The minimum initial investment and minimum balance requirements for Class S, Class I, Class R, Class L, and Class Z shares are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the minimum initial investment and minimum balance requirements for the Class S, Class R, and Class L shares are waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. The Fund reserves the right to change or waive a Class’s investment minimums in its sole discretion.
Class S, Class I, Class R, Class L, and Class Z shares are available for direct investment from the Fund or through certain financial intermediaries that have entered into an agreement with the Fund’s Distributor. Financial intermediaries include financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you are purchasing your shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.
If you purchase your shares through an intermediary, your financial intermediary may impose different or additional conditions than the Series on purchases, redemptions and

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exchanges of shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, and trading restrictions. Your financial intermediary may independently establish and charge you fees, which may include commissions, transaction fees and account fees in addition to the fees charged by the Series. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your financial intermediary directly for information regarding these conditions and fees. The Series are not responsible for the failure of your financial intermediary to carry out its responsibilities.
You or your financial intermediary may request that the shares in your account be converted to another share class with lower total expenses if you meet the eligibility requirements of the other share class. In addition, certain financial intermediaries have arranged for the Fund to automatically implement such conversions in specified circumstances for shares held through the financial intermediary or in an account established directly with the Fund through the financial intermediary.
The Fund reserves the right to determine which potential investors qualify as eligible investors for each share class. Shares of a class held by a non-eligible investor are subject to involuntary redemption by the Fund.
If your account no longer meets the minimum balance requirement for a share class, the Fund may automatically convert the shares in the account to another share class or redeem your shares, as appropriate. The Fund will notify you in writing before any mandatory conversion or redemption occurs.
How to Buy, Exchange, and Redeem Shares
Actions by Authorized Representative
Shareholders who establish an account directly with the Fund through a financial intermediary have authorized the registered representative of such intermediary indicated on the account application or subsequent documentation to perform transactions in the Series’ shares and certain account maintenances on behalf of the shareholders.
Discretionary Investment Accounts
For discretionary investment account clients of the Advisor or its affiliates, investment decisions pertaining to purchases and sales of Fund shares are made at the Advisor’s discretion.
All orders to purchase and redeem shares on behalf of discretionary investment account clients of the Advisor and its affiliates will be processed at the NAV next determined after receipt by the transfer agent of a duly completed purchase or redemption order transmitted by the Advisor to the transfer agent. There is no minimum initial investment for discretionary investment account clients.
The instructions provided below apply to all other investors.
How to Obtain Forms
You can obtain the forms referenced in the following sections by going to the Fund’s website at www.manning-napier.com/fundapps or by calling 1-800-466-3863.
How to Buy Shares
Shareholders holding shares through a financial intermediary should contact their intermediary to learn how to place orders to buy shares. Shareholders holding shares directly with the Fund may purchase shares directly from the Fund, as described below.
The minimum initial investment for each Series’ Class S, Class R and Class L shares is $2,000. The initial minimum investment for each Series’ Class I and Class Z shares is $1,000,000. There is no minimum initial investment for the Series’ Class W shares. The minimum initial investments of the Class S, Class I, Class R, Class L and Class Z shares are waived for certain qualified retirement accounts and discretionary investment accounts of the Advisor. In addition, the Class S, Class R and Class L shares investment minimums are waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. Employees, officers and directors of the Advisor or its affiliates, and immediate family members of such persons, are not subject to any minimum initial investment in the Series.
The Fund reserves the right to change or waive the Series’ investment minimums in its sole discretion. The Fund also reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders. The Fund does not generally accept investments by non-U.S. persons or certain U.S. persons living outside the U.S. Such persons may be permitted to invest in the Fund under certain limited circumstances.
Check Acceptance Policy
The Fund reserves the right to reject certain forms of payment for share purchases. Investments that are received in an unacceptable form will be returned. The Fund maintains a check acceptance policy for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks or money orders.
Customer Identification Policy
Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the
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Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. Please review your account application for additional information.
The Fund will not accept a P.O. Box as a primary address. A physical address must be used. A P.O. Box may be used as a mailing address only.
By Mail
Opening an account
•	Send a check payable to Manning & Napier Fund, Inc., with the completed original account application.
The address is:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
•	To request an account application, refer to the section How to Obtain Forms.
Adding to an account
•	Send a check payable to Manning & Napier Fund, Inc. and a letter of instruction with the name of the Series and share class to be purchased and the account name and number to the above address.
By Wire
Opening or adding to an account
•	After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, call
1-800-466-3863 for wire instructions. Wire instructions are also available at www.manning-napier.com/fundapps under the General Forms section. Refer to the “Delivery Instructions.”
By Telephone
Adding to an Account
•	You may use the Telephone Purchase feature to add to an existing account. To use this service, call
1-800-466-3863 to request a debit from your pre-authorized checking account. Your bank must be a member of the Automated Clearing House (ACH) to use this feature. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your call that both the NYSE and banks are open).
Through the Internet
Adding to an Account
•	If you are a registered user of the Fund’s website, you may use the Internet to add to an existing account by requesting a debit from your bank account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your order that both the NYSE and banks are open).
Automatic Investment Plan
You may participate in the Automatic Investment Plan by completing the applicable section of the account application (for new accounts) or by completing the appropriate section of the form titled “Account Maintenance Form – Financial EFT Bank Change” (for existing accounts). Through the plan, you can authorize transfers of a specified amount from your bank account into the Series on a regular basis. The minimum amount of each investment is $25. If you have insufficient funds in your account to complete a transfer, your bank may charge you a fee. To request an account application or form, refer to the section How to Obtain Forms.
How to Exchange Shares
Subject to the conditions discussed in the “Excessive Trading” section below, shareholders may exchange shares of a Series for a class of shares of any other Series of the Fund currently available for investment if the registration of both accounts is identical and the exchange order and shareholder meet the minimum investment and other requirements for the Series and class into which they are exchanging. Please read the prospectus of the Series into which you wish to exchange prior to requesting the exchange. The Fund may alter, limit or suspend its exchange privilege on 60 days’ notice.
The Fund’s exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”
An exchange involves a redemption of shares surrendered in the exchange, and therefore it may cause the shareholder to realize a gain that may be subject to income tax. However, an exchange between share classes in the same Series is not reported as a taxable sale.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to exchange shares. Shareholders holding shares
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directly with the Fund may exchange shares directly with the Fund, as described below.
By Mail
•	Send a letter of instruction or a completed “Fund Exchange Request Form” to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear on the account registration.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
By Telephone
•	Unless you have declined telephone privileges, call the Fund at 1-800-466-3863.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to exchange shares between Series. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Any exchanges made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
How to Redeem Shares
The Fund typically expects to pay out redemption proceeds to redeeming shareholders within one business day following receipt of shareholder redemption requests. The Fund may, however, postpone payment of redemption proceeds for up to seven days. In addition, the Fund may suspend redemptions or postpone payment of redemption proceeds for longer than seven days when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).
The Fund may sell portfolio assets, hold cash or cash equivalents, draw on a line of credit, use short-term borrowings from its custodian, and/or redeem shares in-kind (as described below), as necessary, to meet redemption requests.
A Medallion Signature Guarantee may be required for certain redemption requests, such as redemption requests over $100,000 sent to an address other than a pre-designated bank account. Likewise, certain types of account maintenance, such as address changes, result in a thirty calendar day hold on your account during which any redemption requests via check to the new address must include a Medallion Guarantee.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to redeem shares. Shareholders holding shares directly with the Fund may place redemption orders directly with the Fund, as described below.
By Mail
•	Complete the applicable form or send a letter of instruction to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear in the account registration.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	To obtain a form, refer to the section How to Obtain Forms.
•	Additional documentation, including Medallion Guarantees, may be required (call the Fund for details).
By Telephone
•	Unless you have declined telephone privileges, call us at 1-800-466-3863.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
•	Redemption proceeds from sales requested by telephone will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account.
•	Amounts over $100,000 may only be sent to a pre-designated bank account.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to redeem shares from your
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account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Proceeds from redemptions requested over the Internet will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account. Amounts over $100,000 may only be sent to a pre-designated bank account. Any redemptions made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
Investment and Account Information
More About Purchases, Exchanges, and Redemptions
All orders to purchase, exchange, or redeem shares must be sent to the transfer agent at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account or to an authorized financial intermediary.
Transaction requests received in good order (i.e., with all required information, and, as relevant, signatures, documentation and upon verification by the Fund (or its agent) of ACH information) before the close of regular trading on the NYSE on a business day will be executed at that day’s share price. The close of regular trading is typically 4:00 p.m. Eastern time, although it may be earlier. Transaction requests received in good order after the close of regular trading will be processed at the NAV next determined after receipt. The Fund is open for business each day the NYSE is open. All orders must include the required documentation and signatures, and all purchase orders must be accompanied by proper payment.
The Fund has authorized a number of financial intermediaries to accept purchase and redemption orders on its behalf, and those intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.
The Series’ distributor imposes no sales charge on purchases and redemptions of shares of the Series. However, your financial intermediary may charge you a transaction fee on purchases and redemptions.
Excessive Trading
The Series are intended for long-term investment purposes only. Do not invest in the Fund if you are a market timer. The Fund’s Board of Directors has adopted policies and procedures designed to detect and deter “market timing” or other types of excessive short-term trading by shareholders. Excessive trading into and out of a Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Series’ investment strategies, triggering the recognition of taxable gains and losses on the sale of the Series’ investments, requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, the Fund may, in its sole discretion, reject or limit purchase orders (including purchases by exchange) by an investor or group of investors for any reason without prior notice, including when it believes in its sole discretion that the trading activity in the account(s) would be detrimental to the Series. For purposes of applying these policies, the Fund and its service providers may consider the trading history of accounts under common ownership or control.
Shareholders may make up to 2 “round trips” during any 90 day period. A “round trip” is defined as a purchase or exchange into a Series followed by a redemption or exchange out of the same Series. After the second “round trip”, the Fund may block for a period of 90 days additional purchases and exchange purchases into the Fund from your account or any account with the same tax identification number or broker identification number.
The following types of transactions will be exempted from these procedures:
•	Transactions under certain monetary thresholds that have been determined by the Fund, in its sole discretion, not to be harmful or disruptive to the Series
•	Systematic withdrawals
•	Automatic investments (including investments made by payroll deduction)
•	Mandatory distributions from IRAs and retirement plans
•	IRA transfers and rollovers
•	Roth IRA conversions and re-characterizations
•	Reinvestments of dividends and capital gains
The Fund’s ability to monitor trades that are placed by individual shareholders through omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that the Fund does not have direct access to the underlying shareholder account information. However, the Fund and/or its service providers monitor aggregate trades placed in omnibus accounts
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and seek to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund and/or its service providers have entered into agreements with such financial intermediaries that require the financial intermediaries to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may require the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Series. Transactions placed by shareholders through financial intermediaries in violation of the Fund’s excessive trading policy may be cancelled or the shares purchased may be redeemed by the Fund.
The Fund may also defer to a financial intermediary’s frequent trading policies with respect to those shareholders who invest in a Series through such intermediary. The Fund will defer to an intermediary’s policies only after the Fund determines that the intermediary’s frequent trading policies adequately protect Series shareholders. Transactions by Series shareholders investing through such intermediaries will be subject to the restrictions of the intermediary’s frequent trading policies, which may differ from those of the Fund. Shareholders who invest through financial intermediaries should consult with their intermediaries to determine the frequent trading restrictions that apply to their Series transactions.
The Fund and its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board of Directors. Despite these efforts, however, the Fund and its service providers may not be able to detect or prevent all instances of short-term trading in the Series, and, as a result, frequent trading could adversely affect a Series and its long-term shareholders as discussed above. For example, certain investors who engage in market timing and other short-term trading activities may employ a variety of techniques to avoid detection. Further, the detection of frequent trading patterns and the blocking of further trading are inherently subjective and therefore involve some selectivity in their application. The Fund and its service providers, however, seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Series’ long-term shareholders.
The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.
Telephone and Internet Transactions
We will employ steps reasonably designed to ensure that purchase, exchange, or redemption orders placed by telephone or through the Internet are genuine, which may include recording telephone calls and requesting personally identifiable information prior to acting upon instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. We are not responsible for any losses that may occur as long as we follow procedures reasonably designed to prevent fraudulent orders. Interruptions in service may mean that a shareholder will be unable to effect a telephone or Internet order when desired. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
Accounts with Low Balances
Discretionary Investment Clients — The Fund does not impose a minimum balance requirement for discretionary investment accounts managed by the Advisor or its affiliates.
Other Shareholders — If your account falls below the minimum balance requirement for your share class (see table above) due to the redemption of shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below the minimum balance requirement after 60 days, the Fund may redeem your shares and send you the redemption proceeds, or, if shares are held directly with the Fund, automatically convert the shares in the account to another share class, as appropriate.
Inactive Accounts
Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable, also known as “RPO”), or a combination of both inactivity and RPO. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder's account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder's location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if shares are held directly with
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the Fund) or to the shareholder's financial intermediary (if shares are not held directly with the Fund).
For more information on unclaimed property and how to maintain an active account, please call us at 1-800-466-3863.
In-Kind Purchases and Redemptions
Securities you own may be used to purchase shares of a Series. The Advisor will determine if acquiring the securities is consistent with the Series’ goals and policies. If accepted, the securities will be valued the same way the Series values securities it already owns.
The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold.
An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued.
Medallion Guarantees and Notary Stamps
Financial transactions:
A Medallion Guarantee may be required for certain redemption requests, account transfers and other types of financial transactions. A Medallion Guarantee is a type of signature guarantee that can be obtained from most brokers, banks, savings institutions or credit unions. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic.
Non-financial transactions:
Although the Fund will accept a Medallion Guarantee for non-financial transactions, such as changing banking instructions, the Fund will also accept a notary stamp for non-financial transactions. A notary stamp can be obtained from a Notary Public, which is an official appointed by state government to serve the public as an impartial witness in performing a variety of official fraud deterrent acts related to the signing of important documents.
Please contact the Fund at 1-800-466-3863 for more information.
Valuation of Shares
The Series offer their shares at the NAV per share of the Series. Each Series calculates its NAV once daily as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each day the exchange is open. If the exchange closes early, the Series will accelerate the calculation of their NAVs and transaction deadlines to that time.
Each Series generally values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Advisor reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the close of the relevant market, a Series will price those securities at fair value as determined in good faith using methods approved by the Board of Directors. A Series’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Series assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
Although the Series’ stock holdings consist primarily of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Series would price these securities at fair value — for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Series calculated its NAV.
International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by a Series may be significantly affected on days when investors cannot buy or sell shares of the Series. In addition, due to the difference in times between the close of the international markets and the time a Series prices its shares, the value the Series assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices of non-U.S. securities, the Series may consider the performance of securities on their primary exchanges, factors influencing specific foreign markets or issuers, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.
When valuing fixed income securities with remaining maturities of more than 60 days, the Series use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Series may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.
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Communicating with the Manning & Napier Fund
By Phone: You can reach us at 1-800-466-3863 business days from 8:00 a.m. to 6:00 p.m. Eastern time. Telephone calls may be recorded.
By Mail:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
By Overnight Mail:
Manning & Napier Fund, Inc.
4400 Computer Drive
Westborough, MA 01584
Automated account information: You can obtain automated account information, such as share prices and account balances, 24 hours a day, 7 days a week, by calling
1-800-466-3863 or by logging into your account at www.manning-napier.com.
Disclosure of the Series’ Portfolio Holdings
The Series disclose their complete portfolio holdings in each Annual and Semi-Annual Report and, following the first and third fiscal quarters, in a quarterly holdings report filed with the Securities and Exchange Commission (SEC) as exhibits to Form N-PORT. Annual and Semi-Annual Reports are distributed to Series shareholders, and the most recent Reports are available on the Fund’s website at www.manning-napier.com. Quarterly holdings reports filed with the SEC are not distributed to Series shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov. In addition, each Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website. This information is provided with a lag of at least eight days. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to an exhibit to Form N-PORT). A Series may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Series or its portfolio holdings to third parties if such disclosure is deemed to be for a legitimate business purpose and the information is deemed to be non-material. A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.
Dividends, Distributions, and Taxes
Dividends and Distributions
Each Series generally:
•	Pays dividends twice a year, in June and December.
•	Makes capital gains distributions, if any, once a year, typically in December.
A Series may pay additional distributions and dividends at other times if necessary for the Series to avoid incurring a federal tax.
Unless you have instructed the Fund otherwise, capital gain distributions and dividends are reinvested in additional shares of the same Series and Class that you hold. Alternatively, you can instruct the Fund in writing or by telephone to have your capital gains and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent after the record date will not be effective until the next distribution or dividend is made. If you have elected to receive your distributions by check, all capital gain distributions and dividends less than $10 will be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Taxes
Dividends are paid from income earned on a Series’ portfolio holdings as well as from interest on its cash investments. Distributions of capital gain will be treated as long-term or short-term gain depending on how long a Series held the securities sold, without regard to how long you have owned your shares of the Series. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Series distributions; however, distributions from tax-deferred arrangements are generally subject to federal taxation.
Transaction	Federal Tax Status
Redemption or exchange of shares	Usually taxable as capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Taxable as long-term capital gain
Short-term capital gain distributions	Generally taxable as ordinary income
Dividends	Taxable as ordinary income unless they qualify for treatment as qualified dividend income
Distributions of investment income reported by a Series as derived from qualified dividend income may qualify to be taxed to non-corporate shareholders at the lower rate applicable to long-term capital gains, which is currently set at a maximum rate of 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend
40

income from taxable domestic corporations and certain foreign corporations. Distributions that the Series receives from REITs, if any, generally will not be treated as qualified dividend income. The Series’ investment strategies may limit their ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.
If you are a taxable investor, you may want to avoid buying shares when a Series is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.
Dividends and interest received by a Series may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Series’ securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Series’ total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible to, and may, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Series. Pursuant to the election (if made), the Series will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If a Series makes the election, it will report annually to its shareholders the respective amounts per share of the Series’ income from sources within, and taxes paid to, foreign countries and United States possessions.
When you sell or redeem your Series shares, you will generally realize a capital gain or loss for federal and state tax purposes. For tax purposes, an exchange of your shares for shares of another Series is treated the same as a sale. An exchange between share classes in the same Series is not reported as a taxable sale.
After the end of each year, a Series will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. In calculating your gain or loss on any sale of shares, note that your tax basis in your shares is increased by the amounts of dividends and distributions that you have reinvested in a Series. If you have owned your shares of a Series for more than one year, any net long-term capital gains from the sale of shares will generally qualify for the reduced rates of federal income taxation on long-term capital gains for non-corporate shareholders. Dividends and distributions are taxable as described above whether received in cash or reinvested.
REITs in which a Series invests often do not provide complete and final tax information to the Series until after the time that the Series issues the tax reporting statement. As a result, the Series may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Series will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Series to its shareholders that are attributable to qualified REIT dividends received by the Series and which the Series properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Series is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
If a Series invests directly in certain investments, such as commodities and commodity-linked derivative instruments, such investments may not produce qualifying income to the Series. To the extent a Series invests in such investments directly, the Series will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with their other investments that produce non-qualifying income).

If a Series fails to qualify as a RIC and to avail itself of certain relief provisions, it would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the SAI for a more detailed
41

discussion, including the availability of certain relief provisions for certain failures by a Series to qualify as a RIC.
Each Series is required to report to you and the Internal Revenue Service annually on Form 1099-B the gross proceeds of Series shares you sell or redeem and also the cost basis for shares. Cost basis will be calculated using a Series’ default method of average cost, unless you instruct a Series to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Series and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held through a financial intermediary (such as a financial advisor or broker), please contact the financial intermediary with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
If a Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).
If you do not provide a Series with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 24% of your distributions, dividends and redemption proceeds.
This discussion is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in a Series. Additional information about the tax consequences of investing in a Series may be found in the SAI.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Series for the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned, or lost, on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request. No financial highlights are presented for the Class Z Shares because they were not active as of the date of this prospectus.
	FOR THE YEAR ENDED
Pro-Blend® Conservative Term Series - Class S	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.23	$13.39	$14.10	$13.36	$13.15
Income (loss) from investment operations:
Net investment income[1]	0.21	0.27	0.23	0.19	0.19
Net realized and unrealized gain (loss) on investments	0.59[2]	1.07	(0.33)	0.73	0.21
Total from investment operations	0.80	1.34	(0.10)	0.92	0.40
Less distributions to shareholders:
From net investment income	(0.21)	(0.23)	(0.18)	(0.16)	(0.19)
From net realized gain on investments	(0.35)	(0.27)	(0.43)	(0.02)	—
Total distributions to shareholders	(0.56)	(0.50)	(0.61)	(0.18)	(0.19)
Net asset value - End of year	$14.47	$14.23	$13.39	$14.10	$13.36
Net assets - End of year (000’s omitted)	$294,276	$609,145	$596,934	$627,523	$724,270
Total return[3]	5.86%[2]	10.40%	(0.75%)	7.02%	3.07%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.87%	0.87%	0.88%	0.87%	0.87%
Net investment income	1.47%	2.01%	1.71%	1.42%	1.47%
Series portfolio turnover	108%	68%	80%	58%	65%
[1]	Calculated based on average shares outstanding during the years.
[2]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share by less than $0.01. Excluding the proceeds from the settlement, the total return would have been 5.78%.
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

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	FOR THE YEAR ENDED
Pro-Blend® Conservative Term Series - Class I	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.65	$10.15	$10.85	$10.33	$10.22
Income (loss) from investment operations:
Net investment income[1]	0.19	0.23	0.20	0.17	0.17
Net realized and unrealized gain (loss) on investments	0.44[2]	0.80	(0.26)	0.56	0.15
Total from investment operations	0.63	1.03	(0.06)	0.73	0.32
Less distributions to shareholders:
From net investment income	(0.25)	(0.26)	(0.21)	(0.19)	(0.21)
From net realized gain on investments	(0.35)	(0.27)	(0.43)	(0.02)	—
Total distributions to shareholders	(0.60)	(0.53)	(0.64)	(0.21)	(0.21)
Net asset value - End of year	$10.68	$10.65	$10.15	$10.85	$10.33
Net assets - End of year (000’s omitted)	$99,139	$207,346	$192,157	$213,824	$291,632
Total return[3]	6.27%[2]	10.69%	(0.62%)	7.25%	3.26%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.60%	0.64%	0.68%	0.67%	0.67%
Net investment income	1.77%	2.23%	1.92%	1.62%	1.66%
Series portfolio turnover	108%	68%	80%	58%	65%
[1]	Calculated based on average shares outstanding during the years.
[2]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share by less than $0.01. Excluding the proceeds from the settlement, the total return would have been 6.17%.
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

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	FOR THE YEAR ENDED
Pro-Blend® Conservative Term Series - Class R	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.19	$9.73	$10.42	$9.92	$9.81
Income (loss) from investment operations:
Net investment income[1]	0.13	0.17	0.14	0.11	0.12
Net realized and unrealized gain (loss) on investments	0.42[2]	0.77	(0.24)	0.54	0.15
Total from investment operations	0.55	0.94	(0.10)	0.65	0.27
Less distributions to shareholders:
From net investment income	(0.21)	(0.21)	(0.16)	(0.13)	(0.16)
From net realized gain on investments	(0.35)	(0.27)	(0.43)	(0.02)	—
Total distributions to shareholders	(0.56)	(0.48)	(0.59)	(0.15)	(0.16)
Net asset value - End of year	$10.18	$10.19	$9.73	$10.42	$9.92
Net assets - End of year (000’s omitted)	$22,539	$8,850	$10,886	$13,672	$19,054
Total return[3]	5.69%[2]	10.12%	(1.08%)	6.72%	2.79%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.04%	1.10%	1.18%	1.17%	1.17%
Net investment income	1.25%	1.77%	1.40%	1.12%	1.19%
Series portfolio turnover	108%	68%	80%	58%	65%
[1]	Calculated based on average shares outstanding during the years.
[2]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

45

	FOR THE YEAR ENDED
Pro-Blend® Conservative Term Series - Class L*	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.17	$9.71	$10.40	$9.91	$9.81
Income (loss) from investment operations:
Net investment income[1]	0.08	0.13	0.09	0.06	0.06
Net realized and unrealized gain (loss) on investments	0.42[2]	0.76	(0.24)	0.54	0.15
Total from investment operations	0.50	0.89	(0.15)	0.60	0.21
Less distributions to shareholders:
From net investment income	(0.16)	(0.16)	(0.11)	(0.09)	(0.11)
From net realized gain on investments	(0.35)	(0.27)	(0.43)	(0.02)	—
Total distributions to shareholders	(0.51)	(0.43)	(0.54)	(0.11)	(0.11)
Net asset value - End of year	$10.16	$10.17	$9.71	$10.40	$9.91
Net assets - End of year (000’s omitted)	$86,903	$87,628	$93,290	$112,666	$127,100
Total return[3]	5.16%[2]	9.61%	(1.58%)	6.13%	2.24%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.55%	1.59%	1.68%	1.67%	1.67%
Net investment income	0.79%	1.29%	0.91%	0.62%	0.66%
Series portfolio turnover	108%	68%	80%	58%	65%
* Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L Shares.
[1]	Calculated based on average shares outstanding during the years.
[2]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

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Pro-Blend® Conservative Term Series - Class W	FOR THE YEAR ENDED 10/31/20	FOR THE PERIOD 4/1/19[1] to 10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$14.28	$13.62
Income from investment operations:
Net investment income[2]	0.32	0.23
Net realized and unrealized gain (loss) on investments	0.59[3]	0.54
Total from investment operations	0.91	0.77
Less distributions to shareholders:
From net investment income	(0.32)	(0.11)
From net realized gain on investments	(0.35)	(0.00)[4]
Total distributions to shareholders	(0.67)	(0.11)
Net asset value - End of period	$14.52	$14.28
Net assets - End of period (000’s omitted)	$1,775	$1,577
Total return[5]	6.66%[3]	5.71%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.09%	0.08%[6]
Net investment income	2.26%	2.81%[6]
Series portfolio turnover	108%	68%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.40%	0.40%[6]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.
[4]	Less than $(0.01).
[5]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[6]	Annualized.
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	FOR THE YEAR ENDED
Pro-Blend® Moderate Term Series - Class S	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.96	$13.13	$14.17	$13.37	$13.15
Income (loss) from investment operations:
Net investment income[1]	0.14	0.20	0.17	0.13	0.13
Net realized and unrealized gain (loss) on investments	1.11[2]	1.28	(0.38)	0.97	0.23
Total from investment operations	1.25	1.48	(0.21)	1.10	0.36
Less distributions to shareholders:
From net investment income	(0.14)	(0.17)	(0.12)	(0.10)	(0.10)
From net realized gain on investments	(0.50)	(0.48)	(0.71)	(0.20)	(0.04)
Total distributions to shareholders	(0.64)	(0.65)	(0.83)	(0.30)	(0.14)
Net asset value - End of year	$14.57	$13.96	$13.13	$14.17	$13.37
Net assets - End of year (000’s omitted)	$237,656	$179,977	$318,691	$426,426	$511,577
Total return[3]	9.27%[2]	11.85%	(1.67%)	8.46%	2.77%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.07%	1.09%	1.10%	1.08%	1.07%
Net investment income	1.02%	1.53%	1.24%	0.98%	0.97%
Series portfolio turnover	105%	53%	74%	68%	67%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	0.00%[4]	N/A	N/A	N/A
[1]	Calculated based on average shares outstanding during the years.
[2]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.10. Excluding the proceeds from the settlement, the total return would have been 9.12%.
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.
[4]	Less than 0.01%.

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	FOR THE YEAR ENDED
Pro-Blend® Moderate Term Series - Class I	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.14	$9.72	$10.72	$10.20	$10.07
Income (loss) from investment operations:
Net investment income[1]	0.13	0.17	0.15	0.13	0.12
Net realized and unrealized gain (loss) on investments	0.78[2]	0.93	(0.29)	0.73	0.18
Total from investment operations	0.91	1.10	(0.14)	0.86	0.30
Less distributions to shareholders:
From net investment income	(0.18)	(0.20)	(0.15)	(0.14)	(0.13)
From net realized gain on investments	(0.50)	(0.48)	(0.71)	(0.20)	(0.04)
Total distributions to shareholders	(0.68)	(0.68)	(0.86)	(0.34)	(0.17)
Net asset value - End of year	$10.37	$10.14	$9.72	$10.72	$10.20
Net assets - End of year (000’s omitted)	$108,333	$111,637	$125,647	$140,706	$299,009
Total return[3]	9.37%[2]	12.20%	(1.49%)	8.72%	3.08%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.83%	0.82%
Net investment income	1.26%	1.76%	1.50%	1.24%	1.24%
Series portfolio turnover	105%	53%	74%	68%	67%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.01%	0.02%	N/A	N/A	N/A
[1]	Calculated based on average shares outstanding during the years.
[2]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $0.77. Excluding the proceeds from the settlement, the total return would have been 9.27%.
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

49

	FOR THE YEAR ENDED
Pro-Blend® Moderate Term Series - Class R	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.76	$10.25	$11.25	$10.68	$10.53
Income (loss) from investment operations:
Net investment income[1]	0.07	0.13	0.11	0.08	0.07
Net realized and unrealized gain (loss) on investments	0.85[2]	0.99	(0.31)	0.77	0.20
Total from investment operations	0.92	1.12	(0.20)	0.85	0.27
Less distributions to shareholders:
From net investment income	(0.12)	(0.13)	(0.09)	(0.08)	(0.08)
From net realized gain on investments	(0.50)	(0.48)	(0.71)	(0.20)	(0.04)
Total distributions to shareholders	(0.62)	(0.61)	(0.80)	(0.28)	(0.12)
Net asset value - End of year	$11.06	$10.76	$10.25	$11.25	$10.68
Net assets - End of year (000’s omitted)	$32,824	$7,610	$16,537	$22,662	$29,499
Total return[3]	8.89%[2]	11.60%	(1.96%)	8.21%	2.55%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.35%	1.35%	1.35%	1.33%	1.32%
Net investment income	0.66%	1.26%	1.00%	0.73%	0.72%
Series portfolio turnover	105%	53%	74%	68%	67%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.01%	0.03%	N/A	N/A	N/A
[1]	Calculated based on average shares outstanding during the years.
[2]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $0.84. These proceeds impacted the total return by less than 0.01%.
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

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	FOR THE YEAR ENDED
Pro-Blend® Moderate Term Series - Class L*	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.28	$9.84	$10.83	$10.29	$10.16
Income (loss) from investment operations:
Net investment income[1]	0.03	0.08	0.05	0.02	0.02
Net realized and unrealized gain (loss) on investments	0.80[2]	0.95	(0.29)	0.75	0.18
Total from investment operations	0.83	1.03	(0.24)	0.77	0.20
Less distributions to shareholders:
From net investment income	(0.08)	(0.11)	(0.04)	(0.03)	(0.03)
From net realized gain on investments	(0.50)	(0.48)	(0.71)	(0.20)	(0.04)
Total distributions to shareholders	(0.58)	(0.59)	(0.75)	(0.23)	(0.07)
Net asset value - End of year	$10.53	$10.28	$9.84	$10.83	$10.29
Net assets - End of year (000’s omitted)	$95,532	$93,687	$98,571	$116,724	$128,677
Total return[3]	8.43%[2]	11.10%	(2.42%)	7.71%	1.98%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.77%	1.80%	1.85%	1.83%	1.82%
Net investment income	0.33%	0.81%	0.50%	0.23%	0.22%
Series portfolio turnover	105%	53%	74%	68%	67%

*Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L Shares.
**For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	0.01%	N/A	N/A	N/A
[1]	Calculated based on average shares outstanding during the years.
[2]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $0.79. Excluding the proceeds from the settlement, the total return would have been 8.32%.
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

51

Pro-Blend® Moderate Term Series - Class W	FOR THE YEAR ENDED 10/31/20	FOR THE PERIOD 4/1/19[1] to 10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$14.00	$13.27
Income from investment operations:
Net investment income[2]	0.28	0.23
Net realized and unrealized gain (loss) on investments	1.11[3]	0.59
Total from investment operations	1.39	0.82
Less distributions to shareholders:
From net investment income	(0.24)	(0.09)
From net realized gain on investments	(0.50)	0.00[4]
Total distributions to shareholders	(0.74)	(0.09)
Net asset value - End of period	$14.65	$14.00
Net assets - End of period (000’s omitted)	$255	$132
Total return[5]	10.31%[3]	6.25%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%[6]
Net investment income	2.00%	3.15%[6]
Series portfolio turnover	105%	53%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.63%	0.64%[6]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.10. Excluding the proceeds from the settlement, the total return would have been 10.16%.
[4]	Less than $(0.01).
[5]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[6]	Annualized.
52

	FOR THE YEAR ENDED
Pro-Blend® Extended Term Series - Class S	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$18.02	$16.85	$18.22	$16.62	$16.42
Income (loss) from investment operations:
Net investment income[1]	0.16	0.22	0.18	0.15	0.14
Net realized and unrealized gain (loss) on investments	1.72[2]	1.87	(0.43)	1.70	0.37
Total from investment operations	1.88	2.09	(0.25)	1.85	0.51
Less distributions to shareholders:
From net investment income	(0.12)	(0.15)	(0.10)	(0.09)	(0.09)
From net realized gain on investments	(0.66)	(0.77)	(1.02)	(0.16)	(0.22)
Total distributions to shareholders	(0.78)	(0.92)	(1.12)	(0.25)	(0.31)
Net asset value - End of year	$19.12	$18.02	$16.85	$18.22	$16.62
Net assets - End of year (000’s omitted)	$334,977	$276,300	$308,334	$400,117	$498,344
Total return[3]	10.74%[2]	13.16%	(1.47%)	11.26%	3.23%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.02%	1.05%	1.10%	1.08%	1.07%
Net investment income	0.87%	1.31%	1.03%	0.89%	0.86%
Series portfolio turnover	120%	61%	75%	79%	63%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	0.01%	0.01%	N/A	N/A
[1]	Calculated based on average shares outstanding during the years.
[2]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.70. Excluding the proceeds from the settlement, the total return would have been 10.63%.
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

53

	FOR THE YEAR ENDED
Pro-Blend® Extended Term Series - Class I	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.15	$9.04	$10.31	$9.53	$9.57
Income (loss) from investment operations:
Net investment income[1]	0.10	0.13	0.12	0.11	0.10
Net realized and unrealized gain (loss) on investments	0.84[2]	0.95	(0.22)	0.96	0.21
Total from investment operations	0.94	1.08	(0.10)	1.07	0.31
Less distributions to shareholders:
From net investment income	(0.17)	(0.20)	(0.15)	(0.13)	(0.13)
From net realized gain on investments	(0.66)	(0.77)	(1.02)	(0.16)	(0.22)
Total distributions to shareholders	(0.83)	(0.97)	(1.17)	(0.29)	(0.35)
Net asset value - End of year	$9.26	$9.15	$9.04	$10.31	$9.53
Net assets - End of year (000’s omitted)	$149,603	$117,991	$126,834	$147,257	$386,926
Total return[3]	10.88%[2]	13.36%	(1.15%)	11.56%	3.52%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.81%[4]	0.85%	0.85%	0.83%	0.82%
Net investment income	1.06%	1.51%	1.29%	1.15%	1.12%
Series portfolio turnover	120%	61%	75%	79%	63%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	0.01%	0.01%	N/A	N/A
[1]	Calculated based on average shares outstanding during the years.
[2]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $0.83. These proceeds impacted the total return by less than 0.01%.
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.
[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

54

	FOR THE YEAR ENDED
Pro-Blend® Extended Term Series - Class R	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.86	$10.54	$11.82	$10.88	$10.87
Income (loss) from investment operations:
Net investment income[1]	0.05	0.11	0.09	0.07	0.06
Net realized and unrealized gain (loss) on investments	1.04[2]	1.11	(0.26)	1.10	0.24
Total from investment operations	1.09	1.22	(0.17)	1.17	0.30
Less distributions to shareholders:
From net investment income	(0.11)	(0.13)	(0.09)	(0.07)	(0.07)
From net realized gain on investments	(0.66)	(0.77)	(1.02)	(0.16)	(0.22)
Total distributions to shareholders	(0.77)	(0.90)	(1.11)	(0.23)	(0.29)
Net asset value - End of year	$11.18	$10.86	$10.54	$11.82	$10.88
Net assets - End of year (000’s omitted)	$52,600	$6,149	$11,138	$15,358	$24,692
Total return[3]	10.53%[2]	12.73%	(1.65%)	10.97%	2.93%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.31%[4]	1.35%	(1.35%)	1.33%	1.32%
Net investment income	0.41%	1.02%	0.79%	0.65%	0.61%
Series portfolio turnover	120%	61%	75%	79%	63%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	0.02%	0.01%	N/A	N/A
[1]	Calculated based on average shares outstanding during the years.
[2]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.03. Excluding the proceeds from the settlement, the total return would have been 10.43%.
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.
[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

55

	FOR THE YEAR ENDED
Pro-Blend® Extended Term Series - Class L*	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.00	$9.78	$11.05	$10.19	$10.21
Income (loss) from investment operations:
Net investment income[1]	0.01	0.05	0.03	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.93[2]	1.04	(0.24)	1.03	0.22
Total from investment operations	0.94	1.09	(0.21)	1.04	0.23
Less distributions to shareholders:
From net investment income	(0.07)	(0.10)	(0.04)	(0.02)	(0.03)
From net realized gain on investments	(0.66)	(0.77)	(1.02)	(0.16)	(0.22)
Total distributions to shareholders	(0.73)	(0.87)	(1.06)	(0.18)	(0.25)
Net asset value - End of year	$10.21	$10.00	$9.78	$11.05	$10.19
Net assets - End of year (000’s omitted)	$100,254	$100,804	$106,348	$130,130	$146,554
Total return[3]	9.87%[2]	12.26%	(2.13%)	10.42%	2.43%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.77%	1.80%	1.85%	1.83%	1.82%
Net investment income	0.13%	0.57%	0.28%	0.14%	0.11%
Series portfolio turnover	120%	61%	75%	79%	63%

*Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L shares.
**For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	0.00%[4]	0.01%	N/A	N/A
[1]	Calculated based on average shares outstanding during the years.
[2]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $0.92. Excluding the proceeds from the settlement, the total return would have been 9.76%.
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.
[4]	Less than 0.01%.

56

Pro-Blend® Extended Term Series - Class W	FOR THE YEAR ENDED 10/31/20	FOR THE PERIOD 4/1/191 to 10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$18.08	$17.04
Income from investment operations:
Net investment income[2]	0.33	0.23
Net realized and unrealized gain (loss) on investments	1.71[3]	0.90
Total from investment operations	2.04	1.13
Less distributions to shareholders:
From net investment income	(0.28)	(0.09)
From net realized gain on investments	(0.66)	(0.00)[4]
Total distributions to shareholders	(0.94)	(0.09)
Net asset value - End of period	$19.18	$18.08
Net assets - End of period (000’s omitted)	$6	$5
Total return[5]	11.70%[3]	6.69%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%[6]
Net investment income	1.78%	2.20%[6]
Series portfolio turnover	120%	61%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.62%	0.62%[6]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.69. Excluding the proceeds from the settlement, the total return would have been 11.64%.
[4]	Less than $(0.01).
[5]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[6]	Annualized.
57

	FOR THE YEAR ENDED
Pro-Blend® Maximum Term Series - Class S	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$21.32	$20.59	$21.71	$18.71	$18.30
Income from investment operations:
Net investment income[1]	0.05	0.14	0.08	0.09	0.03
Net realized and unrealized gain (loss) on investments	2.40[2]	2.44	0.42	3.32	0.59
Total from investment operations	2.45	2.58	0.50	3.41	0.62
Less distributions to shareholders:
From net investment income	(0.03)	(0.08)	(0.06)	(0.04)	(0.02)
From net realized gain on investments	(1.04)	(1.77)	(1.56)	(0.37)	(0.19)
Total distributions to shareholders	(1.07)	(1.85)	(1.62)	(0.41)	(0.21)
Net asset value - End of year	$22.70	$21.32	$20.59	$21.71	$18.71
Net assets - End of year (000’s omitted)	$261,094	$229,540	$248,691	$306,055	$367,227
Total return[3]	11.85%[2]	14.19%	2.24%	18.60%	3.45%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.10%	1.10%	1.10%	1.08%
Net investment income	0.25%	0.70%	0.35%	0.45%	0.15%
Series portfolio turnover	88%	73%	63%	85%	49%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	0.01%	0.03%	N/A	N/A
[1]	Calculated based on average shares outstanding during the years.
[2]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.37. Excluding the proceeds from the settlement, the total return would have been 11.70%.
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

58

	FOR THE YEAR ENDED
Pro-Blend® Maximum Term Series - Class I	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.44	$10.22	$11.60	$10.19	$10.09
Income from investment operations:
Net investment income[1]	0.05	0.09	0.07	0.08	0.04
Net realized and unrealized gain (loss) on investments	1.02[2]	1.03	0.22	1.78	0.32
Total from investment operations	1.07	1.12	0.29	1.86	0.36
Less distributions to shareholders:
From net investment income	(0.09)	(0.13)	(0.11)	(0.08)	(0.07)
From net realized gain on investments	(1.04)	(1.77)	(1.56)	(0.37)	(0.19)
Total distributions to shareholders	(1.13)	(1.90)	(1.67)	(0.45)	(0.26)
Net asset value - End of year	$9.38	$9.44	$10.22	$11.60	$10.19
Net assets - End of year (000’s omitted)	$71,034	$79,352	$94,093	$114,391	$301,846
Total return[3]	12.23%[2]	14.44%	2.44%	18.97%	3.69%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.85%	0.83%
Net investment income	0.51%	0.94%	0.60%	0.72%	0.40%
Series portfolio turnover	88%	73%	63%	85%	49%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.04%	0.05%	0.03%	N/A	N/A
[1]	Calculated based on average shares outstanding during the years.
[2]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.01. Excluding the proceeds from the settlement, the total return would have been 12.11%.
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

59

	FOR THE YEAR ENDED
Pro-Blend® Maximum Term Series - Class R	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.61	$12.98	$14.28	$12.48	$12.28
Income from investment operations:
Net investment income (loss)[1]	(0.00)[2]	0.06	0.01	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	1.40[3]	1.40	0.29	2.17	0.40
Total from investment operations	1.40	1.46	0.30	2.20	0.39
Less distributions to shareholders:
From net investment income	(0.04)	(0.06)	(0.04)	(0.03)	(0.00)[2]
From net realized gain on investments	(1.04)	(1.77)	(1.56)	(0.37)	(0.19)
Total distributions to shareholders	(1.08)	(1.83)	(1.60)	(0.40)	(0.19)
Net asset value - End of year	$12.93	$12.61	$12.98	$14.28	$12.48
Net assets - End of year (000’s omitted)	$46,036	$13,767	$13,841	$17,404	$22,153
Total return[4]	11.69%[3]	13.84%	1.99%	18.21%	3.26%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.30%	1.34%	1.35%	1.35%	1.33%
Net investment income (loss)	(0.01%)	0.46%	0.11%	0.22%	(0.10%)
Series portfolio turnover	88%	73%	63%	85%	49%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	0.00%[5]	0.03%	N/A	N/A
[1]	Calculated based on average shares outstanding during the years.
[2]	Less than $(0.01).
[3]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.39. Excluding the proceeds from the settlement, the total return would have been 11.60%.
[4]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.
[5]	Less than 0.01%.

60

	FOR THE YEAR ENDED
Pro-Blend® Maximum Term Series - Class L*	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.08	$10.76	$12.13	$10.68	$10.60
Income (loss) from investment operations:
Net investment loss[1]	(0.04)	0.00[2]	(0.05)	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investments	1.09[3]	1.12	0.24	1.86	0.33
Total from investment operations	1.05	1.12	0.19	1.83	0.27
Less distributions to shareholders:
From net investment income	(0.01)	(0.03)	—	(0.01)	—
From net realized gain on investments	(1.04)	(1.77)	(1.56)	(0.37)	(0.19)
Total distributions to shareholders	(1.05)	(1.80)	(1.56)	(0.38)	(0.19)
Net asset value - End of year	$10.08	$10.08	$10.76	$12.13	$10.68
Net assets - End of year (000’s omitted)	$52,854	$54,415	$52,560	$56,040	$54,753
Total return[4]	11.09%[3]	13.40%	1.40%	17.78%	2.62%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.81%	1.82%	1.85%	1.85%	1.83%
Net investment (loss)	(0.46%)	(0.03%)	(0.40%)	(0.31%)	(0.61%)
Series portfolio turnover	88%	73%	63%	85%	49%

*Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L Shares.
**For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	0.01%	0.03%	N/A	N/A
[1]	Calculated based on average shares outstanding during the years.
[2]	Less than $0.01.
[3]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.08. Excluding the proceeds from the settlement, the total return would have been 10.87%.
[4]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

61

Pro-Blend® Maximum Term Series - Class W	FOR THE YEAR ENDED 10/31/20	FOR THE PERIOD 4/1/19[1] to 10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$21.39	$20.12
Income from investment operations:
Net investment income[2]	0.27	0.12
Net realized and unrealized gain (loss) on investments	2.413	1.24
Total from investment operations	2.68	1.36
Less distributions to shareholders:
From net investment income	(0.19)	(0.09)
From net realized gain on investments	(1.04)	(0.00)[4]
Total distributions to shareholders	(1.23)	(0.09)
Net asset value - End of period	$22.84	$21.39
Net assets - End of period (000’s omitted)	$615	$551
Total return[5]	12.97%[3]	6.79%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%[6]
Net investment income	1.25%	1.04%[6]
Series portfolio turnover	88%	73%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.66%	0.65%[6]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.38. Excluding the proceeds from the settlement, the total return would have been 12.82%.
[4]	Less than $(0.01).
[5]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[6]	Annualized.
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Manning & Napier Fund, Inc.
Pro-Blend® Conservative Term Series
Pro-Blend® Moderate Term Series
Pro-Blend® Extended Term Series
Pro-Blend® Maximum Term Series
Class S, Class I, Class R, Class L, Class W, and Class Z Shares
Shareholder Reports and the Statement of
Additional Information (SAI)
Annual and semi-annual reports to shareholders provide additional information about each Series’ investments. These reports discuss the market conditions and investment strategies that significantly affected each Series’ performance during its last fiscal year. The SAI provides more detailed information about each Series. It is incorporated by reference into this prospectus, making it legally part of the prospectus.
How to Obtain the Shareholder Reports,
SAI, and Additional Information
•	You may obtain shareholder reports and the SAI or other information about the Series without charge, by calling 1-800-466-3863 or sending written requests to Manning & Napier Fund, Inc., P.O. Box 805, Fairport, New York 14450. Note that this address should not be used for transaction requests. These documents are also available at www.manning-napier.com.
•	Shareholder reports, the prospectus, the SAI and other information about the Series are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov.
Shareholder Mailings
The Fund may send only one copy of a Series’ prospectus and annual and semi-annual reports to certain shareholders residing at the same “household” for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your “householding” option, please call 1-800-466-3863 or contact your financial intermediary.
The Fund also offers electronic delivery of certain documents. Direct shareholders can elect to receive shareholder reports, prospectus updates, and statements via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.manning-napier.com.
If someone makes a statement about the Series that is not in this prospectus, you should not rely upon that information. Neither the Series nor their distributor is offering to sell shares of a Series to any person to whom a Series may not lawfully sell its shares.
Investment Company Act File No. 811-04087
EXDAX03/01/2021

Prospectus
March 1, 2021
www.manning-napier.com
Manning & Napier Fund, Inc.	Class I	Class S	Class Z	Class W
Rainier International Discovery Series	RAIIX	RISAX	RAIRX	RAIWX
Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.
Additionally, if you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Manning & Napier Fund, Inc.

Rainier International Discovery Series
Summary Section
Investment Goal
The investment objective of the Rainier International Discovery Series (the “Series”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
CLASS	I	S	Z	W
Shareholder Fees (fees paid directly from your investment)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.25%	0.30%	0.17%	0.17%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.16%	1.46%	1.08%	1.08%
Less Fee Waiver and/or Expense Reimbursement [2]	None	(0.05)%	(0.07)%	(0.97)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.16%	1.41%	1.01%	0.11%
[1]	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in the prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 1.15% of the average daily net assets of the Class I and Class S shares, and 1.00% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	CLASS I	CLASS S	CLASS Z	CLASS W
1 Year	$118	$144	$103	$11
3 Years	$368	$446	$322	$35
5 Years	$638	$771	$558	$62
10 Years	$1,409	$1,691	$1,236	$141
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 91% of the average value of its portfolio.
Principal Investment Strategies
Under normal conditions, the Series will invest primarily in equity securities of foreign developed and emerging market companies that are small- to mid-sized at the time of purchase. In selecting securities for purchase in the Series, Rainier Investment Management, LLC (Rainier), the sub-advisor of the Series, focuses on companies that it believes have clear catalysts for positive change; sustainable competitive advantages; strong market positions; disciplined management; and attractive relative valuations. Rainier selects stocks of companies it believes will increase in value over time and

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makes investment decisions based primarily on an analysis of individual companies, rather than on broad economic forecasts. Rainier believes that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. In normal market conditions, the Series’ portfolio will primarily consist of securities of companies with earnings or revenue growth that Rainier attributes to solid or improving fundamentals.
The equity securities in which the Series invests include U.S. dollar and non-U.S. dollar denominated common stock, preferred stock and depository receipts, securities convertible into common stock (including convertible bonds, warrants, and rights), initial public offerings (IPOs), real estate investment trusts (REITs), and instruments with economic characteristics similar to equity securities (including participatory notes and exchange-traded funds (ETFs)). Depository receipts (including American Depository Receipts (ADRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs)) are securities listed and traded on U.S. and non-U.S. exchanges that represent ownership interests in securities of foreign companies. Participatory notes are derivative instruments that may be used by the Series to replicate equity exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Series will generally not invest more than 25% of its net assets in participatory notes at the time of purchase.
The Series considers a company to be a foreign company if it meets one or more of the following criteria: (i) at least 50% of the company’s assets are located outside of the U.S.; (ii) at least 50% of the company’s revenue is generated outside of the U.S.; or (iii) the company is organized or maintains its principal place of business outside of the U.S. The Series is not required to invest a specified portion of its net assets in any particular geographic region, and will typically invest in at least three foreign countries at any time. The Series will generally not invest more than 50% of its net assets in emerging market issuers.
The Series is diversified and will generally hold between 60 and 120 securities. The Series may sell a security if it reaches or surpasses its price or valuation target, when the underlying fundamentals deteriorate as compared to Rainier’s expectations, or when Rainier perceives there to be better opportunities in alternative securities. The Series may buy and sell investments frequently in seeking to achieve its objective.
The Series’ investment strategy may involve allocating large portions of the Series’ portfolio to industry sectors which meet Rainier’s investment criteria.
In addition, up to 10% of the Series’ net assets may be held in cash, money market instruments, or other cash equivalents at Rainier’s discretion to facilitate its management of the Series’ portfolio and cash flows.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Management risk — The value of your investment may decline if Rainier’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in stocks, the value of your investment will fluctuate in response to stock market movements. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign stock markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
•	An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.
In a referendum held on June 23, 2016, the United Kingdom, which is a significant global economy, resolved to leave the European Union (EU). On January 31, 2020, the United Kingdom officially withdrew from the EU and entered into a transition period until December 31, 2020. On January 1, 2021, the free movement of people and goods and services between the UK and EU ended and a Trade and Customs Agreement became provisionally effective. The official withdrawal may introduce significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Series to sell such investments at inopportune times or prevent an investment the Advisor otherwise believes is attractive, each of which could result in losses to the Series. These restrictions
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may also negatively impact the market for securities of issuers that are similar to those directly impacted by the restrictions resulting in reduced liquidity and price declines in those securities as well.
Emerging markets risk — The Series may also have special risks due to its investments in emerging market countries. In addition to the risks discussed above relating to investments in foreign companies located in developed countries, the Series’ investments in emerging market countries are subject to the following risks:
•	Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.
•	Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.
•	It is sometimes difficult to obtain and enforce court judgments in emerging market countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.
•	There will tend to be an increased risk of price volatility associated with the Series’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.
Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:
•	The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
•	Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.
Preferred stock risk — Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Series’ investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.
Convertible securities risk — The Series’ investments in convertible securities are subject to interest rate risk and credit risk, similar to fixed income securities. In addition, they are also subject to the risk that the price of the underlying common stock will go down, which may cause a proportionate (or disproportionate) decline in the price of the convertible security.
Rights and warrants risk — Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right's or warrant's expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.
Risk of initial public offerings — The Series may purchase shares issued as part of, or a short period after, a company’s initial public offering (IPO), and may at times dispose of those shares shortly after their acquisition. The Series’ purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Real estate securities risk — The Series’ holdings in securities of issuers in the real estate industry, including investments in REITs, may subject it to additional risks even though the Series does not invest directly in real estate. These risks include, but are not limited to, the following: fluctuations in the value of real estate properties and interest rates, defaults by borrowers or tenants, extended vacancies and declining rents, a lack of ability to obtain mortgage financing or other limits to accessing the credit or capital markets, increased competition and overbuilding, and increases in real estate or operating taxes. Any geographic concentration of the Series’ real estate related investments could result in the Series being subject to the above risks to a greater degree. In addition, REITs have their own expenses, and the Series will bear a proportionate share of those expenses.
Risks related to ETFs — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Series will also bear its proportionate share of the expenses of the purchased ETF in addition to its own expenses.
Participatory notes risk — The return on a participatory note (P-Note) is linked to the performance of the issuers of the
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underlying securities. The performance of P-Notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses. P-Notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the financial institutions issuing the notes, and the Series is relying on the creditworthiness of such institutions and has no rights under the notes against the issuers of the underlying securities. In addition, P-Notes are subject to liquidity risk, which is described below.
“Growth” investing risk — Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.
“Value” investing risk — A “value” style of investing could cause the Series to suffer losses or produce poor performance relative to other funds, even in a rising market, if Rainier’s assessment of market conditions or a company’s value or prospects for exceeding earnings expectations is inaccurate. In addition, value stocks can continue to be undervalued by the market for long periods of time.
Portfolio turnover risk — The Series is subject to portfolio turnover risk because it may engage in active and frequent trading of portfolio securities. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Series. Shareholders may pay tax on such capital gains.
Money market instruments risk — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. A money market fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class I Shares of the Series from year to year. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index. The Series operated as the Rainier International Discovery Fund (the “Predecessor Fund”), a series of Rainier Investment Management Mutual Funds, prior to the Series’ acquisition of the assets and assumption of the liabilities of the Predecessor Fund on August 21, 2017 (the “Reorganization”). Performance figures for periods prior to the Reorganization reflect the performance of Institutional Shares and Class A Shares of the Predecessor Fund, which were reorganized into Class I Shares and Class S Shares, respectively. The performance figures do not reflect the sales charges that Predecessor Fund shareholders were charged on certain purchases of Class A Shares, and have not been adjusted to reflect the Series’ expenses. If the sales charges were reflected, Class S Shares returns would be lower than those shown. If the Predecessor Fund’s performance information had been adjusted to reflect the Series’ expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the Predecessor Fund for that period. Class A Shares of the Predecessor Fund commenced operations on November 30, 2012, and all performance for periods prior to that date reflects the performance of the Predecessor Fund’s Institutional Class Shares, adjusted to reflect the higher class-related expenses of the Predecessor Fund’s Class A Shares. The Series’ Class Z shares commenced operations on August 21, 2017, and all performance below for periods prior to that date reflects the
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performance of the Predecessor Fund’s Institutional Class Shares. The Series’ Class W Shares commenced operations on March 1, 2019 and all returns shown for Class W Shares include the returns of the Series’ Class I Shares for periods prior to its inception date. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 06/30/2020): 28.98%
Lowest (quarter ended 03/31/2020): (19.83)%
Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	Since Inception[1]
Class I Shares
Return Before Taxes	41.43%	13.97%	14.93%
Return After Taxes on Distributions	41.01%	13.92%	14.71%
Return After Taxes on Distributions and Sale of Series Shares	25.06%	11.31%	12.51%
Class S Shares — Return Before Taxes	41.08%	13.66%	14.65%
Class W Shares — Return Before Taxes	42.91%	14.40%	15.17%
Class Z Shares — Return Before Taxes	41.57%	14.07%	14.98%
Index: (reflect no deduction for fees, expenses, or taxes)
MSCI AC World ex US Small Cap Index	14.24%	9.37%	7.69%
1Performance numbers for the Series and the index are calculated from March 28, 2012, the inception date of the Institutional Shares of the Predecessor Fund.
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.The investment sub-advisor of the Series is Rainier Investment Management, LLC.
Portfolio Manager
Henrik Strabo
Chief Investment Manager, Rainier, has managed the Series since its inception in 2017, and managed the Predecessor Fund since its inception in 2012.
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Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment for the Class S shares of the Series is $2,000. The minimum initial investment for the Class I and Class Z shares of the Series is $1,000,000. There is no initial minimum investment for the Series’ Class W shares. The minimum initial investments of the Class I, Class S, and Class Z shares are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor, In addition, the Class S shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Series’
Principal Investment Strategies and Principal Risks
More Information About the Series’ Principal Investments
Equity securities — Equity securities are primarily common stocks of non-U.S. companies.
Foreign securities — Foreign securities include foreign stocks and depository receipts and other U.S. dollar and non-U.S. dollar denominated securities of foreign issuers, including those in emerging markets. Depository receipts are securities listed and traded on U.S. and non-U.S. exchanges that represent ownership interests in securities of foreign companies. Depository receipts are subject to many of the risks associated with investing directly in foreign securities, which are described below.
Preferred stock — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.
Convertible securities — A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.
Warrants and rights — Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Rights are available to existing shareholders of an issuer to enable them to maintain proportionate ownership in the issuer by being able to buy newly issued shares.
Real estate companies — Real estate companies (including REITs) are companies — trusts in the case of REITs — that invest primarily in commercial real estate or real estate-related loans. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.
ETFs — ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index.
Participatory notes — Participatory notes (P-Notes) are derivative instruments issued by banks or broker-dealers designed to replicate equity exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions.
Money market instruments — Money market instruments are money market fund shares or high-quality debt obligations maturing in one year or less from the date of purchase. These include U.S. government securities, certificates of deposit, bankers’ acceptances, repurchase agreements, demand notes and commercial paper. Rainier considers obligations that have been rated at least A-1 by S&P or Prime-1 by Moody’s, have an outstanding issue of debt securities rated at least A by S&P or Moody’s, or are of comparable quality to be “high-quality.”
More Information About the Series’ Principal Risks
Management risk — The investment performance of a Series depends largely on the skill of key personnel and investment professionals of Rainier. Rainier will apply investment techniques and risk analyses in making investment decisions for a Series and there can be no guarantee that these will produce the desired results. The Series’ investment strategies permit investments to be made in a broad range of issuers, securities and transactions. Within these parameters, Rainier will make investment decisions for a Series as it deems appropriate. No assurance can be given that a Series will be successful in obtaining suitable investments, or that if such investments are made, the objectives of the Series will be achieved.
Market risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. The Series’ net asset value (NAV) per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which the Series invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and

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the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests, which in turn could negatively impact the Series’ performance and cause losses on your investment in the Series. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Foreign securities risk — Investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The securities of foreign companies may also experience more rapid or extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments — U.S. securities, for instance — the performance of a Series that holds foreign securities may lag these investments. The Series’ investments in foreign securities may be subject to foreign withholding and other taxes. Although in some countries all or a portion of these taxes are recoverable, the non-recovered portion will reduce the income received by the Series. In addition, the Series’ investments in foreign securities may increase or accelerate the Series’ recognition of ordinary income or may affect the timing or amount of the Series’ distributions. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in the Series having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Series to incur losses.
Emerging markets risk — Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.
Currency risk — Investments in securities denominated in, and/or receiving revenues in, foreign currencies will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the security would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad.
Small- and mid-cap risk — Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies. As a
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result, the prices of smaller companies owned by a Series may be volatile.
Preferred stock risk — Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Series’ investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.
Convertible securities risk — The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.
Rights and warrants risk — Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right's or warrant's expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.
Risks of initial public offerings — The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Series to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders. When the Series' asset base is small, a significant portion of its performance could be attributable to investments in IPOs because such investments would have a magnified effect on the Series. As the Series' assets grow, the effect of the Series' investments in IPOs on the Series' performance probably will decline, which could reduce the Series' performance. Because of the price volatility of IPO shares, the Series may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Series' portfolio and lead to increased expenses to the Series, such as commission and transaction costs. By selling IPO shares, the Series may realize taxable gains it will subsequently distribute to shareholders.
Real estate investment risk — Real estate securities are subject to the risks associated with the direct ownership of real estate, including, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.
Risks related to real estate companies — The following risks may apply to all real estate companies (RECs) or specifically to real estate investment trusts (REITs):
•	Investments in RECs are subject to the risks associated with the direct ownership of real estate, which are described above.
•	RECs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type.
•	RECs are subject to heavy cash flow dependency and defaults by borrowers.
•	REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940 (1940 Act). The failure of a company to qualify as a REIT under federal tax law or to maintain its exemption from registration under the 1940 Act may have adverse consequences.
•	In the event of a default by a borrower or lessee, a REC may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
•	RECs have their own expenses, and a Series will bear a proportionate share of those expenses.
•	RECs may be affected by changes in the value of the underlying properties in their portfolios. Mortgage REITs may also be affected by the credit quality of any loans in their portfolios.
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•	REITs are subject to substantial dividend requirements which may result in a need to raise additional capital or face self-liquidation.
Risks related to ETFs — ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Series invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.
Participatory notes risk — Participatory notes (P-Notes) are derivatives that are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security.
“Growth” investing risk — Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. During any period when growth stocks underperform other types of investments — value stocks, for instance — the performance of a Series that pursues a “growth” style of investing may lag these investments or the broader equity market as a whole.
“Value” investing risk — A “value” style of investing could cause the Series to suffer losses or produce poor performance relative to other funds, even in a rising market, if Rainier’s assessment of market conditions or a company’s value or prospects for exceeding earnings expectations is inaccurate. In addition, “value stocks” can continue to be undervalued by the market for long periods of time. During any period when value stocks underperform other types of investments — growth stocks, for instance — the performance of the Series may lag these investments or the broader equity market as a whole.
Portfolio turnover risk — The Series is subject to portfolio turnover risk because it may engage in active and frequent trading of portfolio securities. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Series. Shareholders may pay tax on such capital gains.
Money market instruments risk — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund's portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Series from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Series redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Series from redeeming shares when it would otherwise do so. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Sector focus risk — To the extent the Series focuses or concentrates its investments in a particular sector or sectors, the Series will be more susceptible to events or factors affecting companies in those sectors. For example, the values of securities of companies in the same sector may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market or political developments specific to the particular sector or sectors.
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Liquidity risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The Series' investments in illiquid securities may reduce the returns of the Series because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in a Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force a Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
Defensive Investing
The Series may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During such times, the Series may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. If the Series takes a temporary defensive position, it may be unable to achieve its investment goal.
Investment Strategy and Goal
The Series’ Board of Directors may change the Series’ investment goal of seeking long-term capital appreciation without obtaining the approval of the Series’ shareholders. If there is a material change in the Series’ investment goal, shareholders will be notified thirty days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs. The Series may not succeed in achieving its goal.
Management
The Advisor
The Series’ advisor is Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450 (“Manning & Napier” or the “Advisor”). Manning & Napier is registered as an investment advisor with the SEC. The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA)
with respect to the Series. Therefore, the Series is not subject to registration or regulation under the CEA.
As of December 31, 2020, Manning & Napier managed $20.1 billion for individual and institutional investors. The Advisor is responsible for the day-to-day portfolio management of the Series and generally oversees the Series’ overall business affairs, service providers and officers. In addition, the Advisor oversees Rainier to ensure its compliance with the investment objective, policies, strategies, and restrictions of the Series, and monitors Rainier's adherence to its investment style.
The Sub-Advisor
The Series’ sub-advisor is Rainier Investment Management, LLC, 600 University Street, Suite 2412, Seattle, Washington 98101 (Rainier or the Sub-Advisor). Rainier is registered as an investment advisor with the SEC. Manning & Napier Group, LLC (of which the Advisor is a subsidiary) is the majority owner of Rainier.
As of December 31, 2020, Rainier personnel managed $1.1 billion for individual and institutional investors. Rainier formulates and implements an investment program for the Series, which includes determining which securities should be bought and sold.
Portfolio Manager
Henrik Strabo, Chief Investment Manager, Rainier
Joined Rainier in 2011. Chief Investment Manager since 2020. Portfolio manager of the Series since its inception in 2017, and portfolio manager of the Predecessor Fund since its inception in 2012. Mr. Strabo is primarily responsible for the day-to-day management of the Series. Previous positions held in the last five years: Head of International Investments, 2011 – 2020.
The Statement of Additional Information (SAI) contains additional information about the Series’ portfolio manager, including the structure of his compensation, his role in managing other accounts, and his ownership of securities in the Series.
Discretionary Investment Accounts
The Advisor and its affiliates may use the Series within discretionary investment accounts. From time to time, these discretionary accounts may hold a substantial portion of the outstanding shares of the Series, and transactions in shares of the Series for such accounts may have an impact upon the size and operations of the Series. For instance, transactions in shares of the Series for these accounts may cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect fund performance and increase the likelihood of capital gain distributions. In addition, the Series’ assets may be significantly less during times when these discretionary accounts are not invested in the Series, which would cause the
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Series’ remaining shareholders to bear greater portions of the Series’ fixed operating expenses, subject to any fee waiver then in effect.
Management Fees
In return for the services it provides to the Series, the Advisor receives an annual management fee of 0.90% of the Series’ average daily net assets, which is computed daily and payable monthly by the Series. The Advisor has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit total direct annual fund operating expenses, exclusive of Rule 12b-1 Fees (as defined below) and waived Class W management fees (collectively, “excluded expenses”), to 1.15% of the average daily net assets of the Class S and Class I shares, 1.00% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment. Due to fee waivers and expense reimbursements, the Advisor received a management fee of 0.81% for the Series for the fiscal year ended October 31, 2020.
In return for the services, it provides to the Series, the Sub-Advisor receives an annual management fee of 0.70% of the Series’ average daily net assets, which is computed daily and payable monthly by the Advisor out of the management fee the Advisor receives from the Series.
A discussion regarding the basis for the Board of Directors’ approval of the Series’ investment advisory agreement and investment sub-advisory agreement is available in the Series’ annual report dated October 31, 2020, which covers the period November 1, 2019 through October 31, 2020.
The Distributor
The Class I, Class S, Class Z, and Class W shares of the Series are offered on a continuous basis through the Fund’s principal underwriter, Manning & Napier Investor Services, Inc. (the Distributor).
Payments to Broker-Dealers and Other Financial Intermediaries
Distribution and Shareholder Service (12b-1) Fees
Class S shares of the Series are subject to an annual distribution and shareholder service fee (a Rule 12b-1 Fee) of up to 0.25% of the Class’s average daily net assets in accordance with a distribution and shareholder services plan (the Rule 12b-1 Plan) adopted by the Fund’s Board of Directors pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Rule 12b-1 Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Class S shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class S shares of the Series. Generally, the Rule 12b-1 Fee will not be retained by the Distributor but will instead be reallowed to financial intermediaries who provide these services.
Expenses and services for which the Distributor or another intermediary or agent may be compensated include, without limitation, expenses (including overhead and telephone expenses) of, and compensation to, employees of the Distributor or of intermediaries who engage in distribution or servicing of Class S shares, printing of prospectuses and reports for other than existing Class S shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Fund to such persons. The Rule 12b-1 Plan is of the type known as a “compensation” plan. This means that the fees are payable to compensate the Distributor or intermediary for services rendered even if the amount paid exceeds the Distributor’s or intermediary’s expenses. Because these fees are paid out of the Series’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.
Class I, Class Z and Class W shares of the Series are not subject to a Rule 12b-1 Fee.
Other Payments by the Fund
The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I shares and Class S shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Rule 12b-1 Fee payable under the Rule 12b-1 Plan.
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Payments by the Advisor and/or its Affiliates
The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any payments made to financial intermediaries by the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.
The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by a Series or its shareholders. Such payments may provide an incentive for the financial intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend a Series over another investment.
Choosing a Share Class
The Series offers four classes of shares: Class I, Class S, Class Z, and Class W shares. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class I, Class S, Class Z, and Class W shares. Contact your financial intermediary or the Fund for more information about the Series’ share classes and how to choose among them.
CLASS NAME	ELIGIBLE INVESTORS	INVESTMENT MINIMUMS	RULE 12B-1 FEE
Class I	Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts; employee benefit plans; individual investors; and certain financial intermediaries.	Initial – $1,000,000 Minimum Balance Requirement $1,000,000	None
Class S	Individual or institutional investors; employee benefit plans, such as defined benefit plans, defined contribution plans, and 401(k) plans; and certain financial intermediaries.	Initial – $2,000 Minimum Balance Requirement $1,000	0.25%
Class Z	Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts; individual investors; employee benefit plans; individual investors; and certain financial intermediaries.	Initial – $1,000,000 Minimum Balance Requirement $1,000,000	None
Class W	Discretionary investment accounts and other funds managed by the Advisor.	Initial – None Minimum Balance Requirement None	None
The minimum initial investment and minimum balance requirement for the Class I, Class S and Class Z shares of the Series are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the minimum investment and minimum balance requirements of the Class S shares are waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. The Fund reserves the right to change or waive a Class’s investment minimums in its sole discretion.
Class I, Class S and Class Z shares are available for direct investment from the Fund or through certain financial intermediaries that have entered into an agreement with the Fund’s Distributor. Financial intermediaries include financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you are purchasing your shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or

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services. Your financial intermediary can tell you which class of shares is available through the intermediary.
If you purchase your shares through an intermediary, your financial intermediary may impose different or additional conditions than the Series on purchases, redemptions and exchanges of shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, and trading restrictions. Your financial intermediary may independently establish and charge you fees, which may include commissions, transaction fees and account fees in addition to the fees charged by the Series. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your financial intermediary directly for information regarding these conditions and fees. The Series is not responsible for the failure of your financial intermediary to carry out its responsibilities.
You or your financial intermediary may request that the shares in your account be converted to another share class with lower total expenses if you meet the eligibility requirements of the other share class. In addition, certain financial intermediaries have arranged for the Fund to automatically implement such conversions in specified circumstances for shares held through the financial intermediary or in an account established directly with the Fund through the financial intermediary.
The Fund reserves the right to determine which potential investors qualify as eligible investors for each share class. Shares of a class held by a non-eligible investor are subject to involuntary redemption by the Fund.
If your account no longer meets the minimum balance requirement for a share class, the Fund may automatically convert the shares in the account to another share class or redeem your shares, as appropriate. The Fund will notify you in writing before any mandatory conversion or redemption occurs.
How to Buy, Exchange, and Redeem Shares
Actions by Authorized Representative
Shareholders who establish an account directly with the Fund through a financial intermediary have authorized the registered representative of such intermediary indicated on the account application or subsequent documentation to perform transactions in the Series’ shares and certain account maintenances on behalf of the shareholders.
Discretionary Investment Accounts
For discretionary investment account clients of the Advisor or its affiliates, investment decisions pertaining to purchases and sales of Fund shares are made at the Advisor’s discretion.
All orders to purchase and redeem shares on behalf of discretionary investment account clients of the Advisor and its affiliates will be processed at the NAV next determined after receipt by the transfer agent of a duly completed purchase or redemption order transmitted by the Advisor to the transfer agent. There is no minimum initial investment for discretionary investment account clients.
The instructions provided below apply to all other investors.
How to Obtain Forms
You can obtain the forms referenced in the following sections by going to the Fund’s website at www.manning-napier.com/fundapps or by calling 1-800-466-3863.
How to Buy Shares
Shareholders holding shares through a financial intermediary should contact their intermediary to learn how to place orders to buy shares. Shareholders holding shares directly with the Fund may purchase shares directly from the Fund, as described below.
The initial minimum investment for the Series’ Class S shares is $2,000. The initial minimum investment for the Series’ Class I and Class Z shares is $1,000,000. There is no initial minimum investment for the Series’ Class W shares. The minimum initial investments of the Class I, Class S, and Class Z shares are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the Class S shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. Employees, officers and directors of the Advisor or its affiliates, and immediate family members of such persons, are not subject to any minimum initial investment in the Series.
The Fund reserves the right to change or waive the Series’ investment minimums in its sole discretion. The Fund also reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders. The Fund does not generally accept investments by non-U.S. persons or certain U.S. persons living outside the U.S. Such persons may be permitted to invest in the Fund under certain limited circumstances.
Check Acceptance Policy
The Fund reserves the right to reject certain forms of payment for share purchases. Investments that are received in an unacceptable form will be returned. The Fund maintains a check acceptance policy for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks or money orders.
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Customer Identification Policy
Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. Please review your account application for additional information.
The Fund will not accept a P.O. Box as a primary address. A physical address must be used. A P.O. Box may be used as a mailing address only.
By Mail
Opening an account
•	Send a check payable to Manning & Napier Fund, Inc. with the completed original account application.
The address is:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
•	To request an account application, refer to the section How to Obtain Forms.
Adding to an account
•	Send a check payable to Manning & Napier Fund, Inc. and a letter of instruction with the name of the Series and share class to be purchased and the account name and number to the above address.
By Wire
Opening or adding to an account
•	After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, call
1-800-466-3863 for wire instructions. Wire instructions are also available at www.manning-napier.com/fundapps under the General Forms section. Refer to the “Delivery Instructions.”
By Telephone
Adding to an Account
•	You may use the Telephone Purchase feature to add to an existing account. To use this service, call
1-800-466-3863 to request a debit from your pre-authorized checking account. Your bank must be a member of the Automated Clearing House (ACH) to use this feature. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your call that both the NYSE and banks are open).
Through the Internet
Adding to an Account
•	If you are a registered user of the Fund’s website, you may use the Internet to add to an existing account by requesting a debit from your bank account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your order that both the NYSE and banks are open).
Automatic Investment Plan
You may participate in the Automatic Investment Plan by completing the applicable section of the account application (for new accounts) or by completing the appropriate section of the form titled “Account Maintenance Form – Financial EFT Bank Change” (for existing accounts). Through the plan, you can authorize transfers of a specified amount from your bank account into the Series on a regular basis. The minimum amount of each investment is $25. If you have insufficient funds in your account to complete a transfer, your bank may charge you a fee. To request an account application or form, refer to the section How to Obtain Forms.
How to Exchange Shares
Subject to the conditions discussed in the “Excessive Trading” section below, shareholders may exchange shares of the Series for a class of shares of any other Series of the Fund currently available for investment if the registration of both accounts is identical and the exchange order and shareholder meet the minimum investment and other requirements for the Series and class into which they are exchanging. Please read the prospectus of the Series into which you wish to exchange prior to requesting the exchange. The Fund may alter, limit or suspend its exchange privilege on 60 days’ notice.
The Fund’s exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”
An exchange involves a redemption of shares surrendered in the exchange, and therefore it may cause the shareholder to realize a gain that may be subject to income tax. However, an exchange between share classes in the same Series is not reported as a taxable sale.
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Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to exchange shares. Shareholders holding shares directly with the Fund may exchange shares directly with the Fund, as described below.
By Mail
•	Send a letter of instruction or a completed “Fund Exchange Request Form” to Manning & Napier Fund, Inc. at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear on the account registration.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
By Telephone
•	Unless you have declined telephone privileges, call the Fund at 1-800-466-3863.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to exchange shares between Series. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Any exchanges made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
How to Redeem Shares
The Fund typically expects to pay out redemption proceeds to redeeming shareholders within one business day following receipt of shareholder redemption requests. The Fund may, however, postpone payment of redemption proceeds for up to seven days. In addition, the Fund may suspend redemptions or postpone payment of redemption proceeds for longer than seven days when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).
The Fund may sell portfolio assets, hold cash or cash equivalents, draw on a line of credit, use short-term borrowings from its custodian, and/or redeem shares in-kind (as described below), as necessary, to meet redemption requests.
A Medallion Signature Guarantee may be required for certain redemption requests, such as redemption requests over $100,000 sent to an address other than a pre-designated bank account. Likewise, certain types of account maintenance, such as address changes, result in a thirty calendar day hold on your account during which any redemption requests via check to the new address must include a Medallion Guarantee.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to redeem shares. Shareholders holding shares directly with the Fund may place redemption orders directly with the Fund, as described below.
By Mail
•	Complete the applicable form or send a letter of instruction to Manning & Napier Fund, Inc. at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear in the account registration.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	To obtain a form, refer to the section How to Obtain Forms.
•	Additional documentation, including Medallion Guarantees, may be required (call the Fund for details).
By Telephone
•	Unless you have declined telephone privileges, call us at 1-800-466-3863.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
•	Redemption proceeds from sales requested by telephone will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account.
•	Amounts over $100,000 may only be sent to a pre-designated bank account.
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Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to redeem shares from your account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Proceeds from redemptions requested over the Internet will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account. Amounts over $100,000 may only be sent to a pre-designated bank account. Any redemptions made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
Investment and Account Information
More About Purchases, Exchanges, and Redemptions
All orders to purchase, exchange, or redeem shares must be sent to the transfer agent at the address found in the section How To Buy and Redeem Shares - Opening An Account or to an authorized financial intermediary.
Transaction requests received in good order (i.e., with all required information, and, as relevant, signatures, documentation and upon verification by the Fund (or its agent) of ACH information) before the close of regular trading on the NYSE on a business day will be executed at that day’s share price. The close of regular trading is typically 4:00 p.m. Eastern time, although it may be earlier. Transaction requests received in good order after the close of regular trading will be processed at the NAV next determined after receipt. The Fund is open for business each day the NYSE is open. All orders must include the required documentation and signatures, and all purchase orders must be accompanied by proper payment.
The Fund has authorized a number of financial intermediaries to accept purchase and redemption orders on its behalf, and those intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.
The Series’ distributor imposes no sales charge on purchases and redemptions of shares of the Series. However, your financial intermediary may charge you a transaction fee on purchases and redemptions.
Excessive Trading
The Series is intended for long-term investment purposes only. Do not invest in the Fund if you are a market timer. The Fund’s Board of Directors has adopted policies and procedures designed to detect and deter “market timing” or other types of excessive short-term trading by shareholders. Excessive trading into and out of the Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Series’ investment strategies, triggering the recognition of taxable gains and losses on the sale of the Series’ investments, requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, the Fund may, in its sole discretion, reject or limit purchase orders (including purchases by exchange) by an investor or group of investors for any reason without prior notice, including when it believes in its sole discretion that the trading activity in the account(s) would be detrimental to the Series. For purposes of applying these policies, the Fund and its service providers may consider the trading history of accounts under common ownership or control.
Shareholders may make up to 2 “round trips” during any 90 day period. A “round trip” is defined as a purchase or exchange into a Series followed by a redemption or exchange out of the same Series. After the second “round trip”, the Fund may block for a period of 90 days additional purchases and exchange purchases into the Fund from your account or any account with the same tax identification number or broker identification number.
The following types of transactions will be exempted from these procedures:
•	Transactions under certain monetary thresholds that have been determined by the Fund, in its sole discretion, not to be harmful or disruptive to the Series
•	Systematic withdrawals
•	Automatic investments (including investments made by payroll deduction)
•	Mandatory distributions from IRAs and retirement plans
•	IRA transfers and rollovers
•	Roth IRA conversions and re-characterizations
•	Reinvestments of dividends and capital gains
The Fund’s ability to monitor trades that are placed by individual shareholders through omnibus accounts, which are
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accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that the Fund does not have direct access to the underlying shareholder account information. However, the Fund and/or its service providers monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund and/or its service providers have entered into agreements with such financial intermediaries that require the financial intermediaries to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may require the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Series. Transactions placed by shareholders through financial intermediaries in violation of the Fund’s excessive trading policy may be cancelled or the shares purchased may be redeemed by the Fund.
The Fund may also defer to a financial intermediary’s frequent trading policies with respect to those shareholders who invest in a Series through such intermediary. The Fund will defer to an intermediary’s policies only after the Fund determines that the intermediary’s frequent trading policies adequately protect Series shareholders. Transactions by Series shareholders investing through such intermediaries will be subject to the restrictions of the intermediary’s frequent trading policies, which may differ from those of the Fund. Shareholders who invest through financial intermediaries should consult with their intermediaries to determine the frequent trading restrictions that apply to their Series transactions.
The Fund and its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board of Directors. Despite these efforts, however, the Fund and its service providers may not be able to detect or prevent all instances of short-term trading in the Series, and, as a result, frequent trading could adversely affect the Series and its long-term shareholders as discussed above. For example, certain investors who engage in market timing and other short-term trading activities may employ a variety of techniques to avoid detection. Further, the detection of frequent trading patterns and the blocking of further trading are inherently subjective and therefore involve some selectivity in their application. The Fund and its service providers, however, seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Series’ long-term shareholders.
The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.
Telephone and Internet Transactions
We will employ steps reasonably designed to ensure that purchase, exchange, or redemption orders placed by telephone or through the Internet are genuine, which may include recording telephone calls and requesting personally identifiable information prior to acting upon instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. We are not responsible for any losses that may occur as long as we follow procedures reasonably designed to prevent fraudulent orders. Interruptions in service may mean that a shareholder will be unable to effect a telephone or Internet order when desired. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
Accounts with Low Balances
Discretionary Investment Clients — The Fund does not impose a minimum balance requirement for discretionary investment accounts managed by the Advisor or its affiliates.
Other Shareholders — If your account falls below the minimum balance requirement for your share class (see table above) due to the redemption of shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below the minimum balance requirement after 60 days, the Fund may redeem your shares and send you the redemption proceeds, or, if shares are held directly with the Fund, automatically convert the shares in the account to another share class, as appropriate.
Inactive Accounts
Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable, also known as “RPO”), or a combination of both inactivity and RPO. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder's account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder's location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates
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a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder's financial intermediary (if shares are not held directly with the Fund).
For more information on unclaimed property and how to maintain an active account, please call us at 1-800-466-3863.
In-Kind Purchases and Redemptions
Securities you own may be used to purchase shares of the Series. The Sub-Advisor will determine if acquiring the securities is consistent with the Series’ goals and policies. If accepted, the securities will be valued the same way the Series values securities it already owns.
The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold.
An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued.
Medallion Guarantees and Notary Stamps
Financial transactions:
A Medallion Guarantee may be required for certain redemption requests, account transfers and other types of financial transactions. A Medallion Guarantee is a type of signature guarantee that can be obtained from most brokers, banks, savings institutions or credit unions. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic.
Non-financial transactions:
Although the Fund will accept a Medallion Guarantee for non-financial transactions, such as changing banking instructions, the Fund will also accept a notary stamp for non-financial transactions. A notary stamp can be obtained from a Notary Public, which is an official appointed by state government to serve the public as an impartial witness in performing a variety of official fraud deterrent acts related to the signing of important documents.
Please contact the Fund at 1-800-466-3863 for more information.
Valuation of Shares
The Series offers its shares at the NAV per share of the Series. The Series calculates its NAV once daily as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each day the exchange is open. If the exchange closes early, the Series will accelerate the calculation of its NAV and transaction deadlines to that time.
The Series generally values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Advisor reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the close of the relevant market, the Series will price those securities at fair value as determined in good faith using methods approved by the Board of Directors. The Series’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Series assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of securities owned by a Series may be significantly affected on days when investors cannot buy or sell shares of the Series. In addition, due to the difference in times between the close of the international markets and the time a Series prices its shares, the value the Series assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices of non-U.S. securities, the Series may consider the performance of securities on their primary exchanges, factors influencing specific foreign markets or issuers, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.
Communicating with the Manning & Napier Fund
By Phone: You can reach us at 1-800-466-3863 business days from 8:00 a.m. to 6:00 p.m. Eastern time. Telephone calls may be recorded.
By Mail:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
By Overnight Mail:
Manning & Napier Fund, Inc.
4400 Computer Drive
Westborough, MA 01584
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Automated account information: You can obtain automated account information, such as share prices and account balances, 24 hours a day, 7 days a week, by calling
1-800-466-3863 or by logging into your account at www.manning-napier.com.
Disclosure of the Series’ Portfolio Holdings
The Series discloses its complete portfolio holdings in each Annual and Semi-Annual Report and, following the first and third fiscal quarters, in a quarterly holdings report filed with the Securities and Exchange Commission (SEC) as exhibits to Form N-PORT. Annual and Semi-Annual Reports are distributed to Series shareholders, and the most recent Reports are available on the Fund’s website at www.manning-napier.com. Quarterly holdings reports filed with the SEC are not distributed to Series shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov. In addition, the Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website. This information is provided with a lag of at least eight days. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to an exhibit to Form N-PORT). The Series may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Series or its portfolio holdings to third parties if such disclosure is deemed to be for a legitimate business purpose and the information is deemed to be non-material. A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.
Dividends, Distributions, and Taxes
Dividends and Distributions
The Series generally:
•	Pays dividends once a year, in December.
•	Makes capital gains distributions, if any, once a year, typically in December.
The Series may pay additional distributions and dividends at other times if necessary for the Series to avoid incurring a federal tax.
Unless you have instructed the Fund otherwise, capital gain distributions and dividends are reinvested in additional shares of the same Series and Class that you hold. Alternatively, you can instruct the Fund in writing or by telephone to have your capital gains and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent after the record date will not be effective until the next distribution or dividend is made. If you have elected to receive your distributions by check, all capital gain distributions and dividends less than $10 will be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Taxes
Dividends are paid from income earned on the Series’ portfolio holdings as well as from interest on its cash investments. Distributions of capital gain will be treated as long-term or short-term gain depending on how long the Series held the securities sold, without regard to how long you have owned your shares of the Series. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Series distributions; however, distributions from tax-deferred arrangements are generally subject to federal taxation.
TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually taxable as capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Taxable as long-term capital gain
Short-term capital gain distributions	Generally taxable as ordinary income
Dividends	Taxable as ordinary income unless they qualify for treatment as qualified dividend income
Distributions of investment income reported by the Series as derived from qualified dividend income may qualify to be taxed to non-corporate shareholders at the lower rate applicable to long-term capital gains, which is currently set at a maximum rate of 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. Distributions that the Series receives from REITs, if any, generally will not be treated as qualified dividend income. Certain of the Series’ investment strategies may limit its ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.
If you are a taxable investor, you may want to avoid buying shares when the Series is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.
Dividends and interest received by the Series may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the
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yield on the Series’ securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Series’ total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible to, and may, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Series. Pursuant to the election (if made), the Series will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If the Series makes the election, it will report annually to its shareholders the respective amounts per share of the Series’ income from sources within, and taxes paid to, foreign countries and United States possessions.
When you sell or redeem your Series shares, you will generally realize a capital gain or loss for federal and state tax purposes. For tax purposes, an exchange of your shares for shares of another Series is treated the same as a sale. An exchange between share classes in the same Series is not reported as a taxable sale.
After the end of each year, the Series will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. In calculating your gain or loss on any sale of shares, note that your tax basis in your shares is increased by the amounts of dividends and distributions that you have reinvested in the Series. If you have owned your shares of the Series for more than one year, any net long-term capital gains from the sale of shares will generally qualify for the reduced rates of federal income taxation on long-term capital gains for non-corporate shareholders. Dividends and distributions are taxable as described above whether received in cash or reinvested.
REITs in which the Series invests often do not provide complete and final tax information to the Series until after the time that the Series issues the tax reporting statement. As a result, the Series may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Series will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Series to its shareholders that are attributable to qualified REIT dividends received by the Series and which the Series properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Series is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
If a Series invests directly in certain investments, such as commodities and commodity-linked derivative instruments, such investments may not produce qualifying income to the Series. To the extent a Series invests in such investments directly, the Series will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with their other investments that produce non-qualifying income).

If a Series fails to qualify as a RIC and to avail itself of certain relief provisions, it would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the SAI for a more detailed discussion, including the availability of certain relief provisions for certain failures by a Series to qualify as a RIC.
The Series is required to report to you and the Internal Revenue Service annually on Form 1099-B the gross proceeds of Series shares you sell or redeem and also the cost basis for shares. Cost basis will be calculated using the Series’ default method of average cost, unless you instruct the Series to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Series and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held through a financial intermediary (such as a financial advisor or broker), please contact the financial intermediary with respect to reporting of
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cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
If the Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).
If you do not provide the Series with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 24% of your distributions, dividends and redemption proceeds.
This discussion is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Series. Additional information about the tax consequences of investing in the Series may be found in the SAI.
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Financial Highlights
The financial highlights tables are intended to help you understand the Series' financial performance for the past five years or, if shorter, the period of a Class's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned, or lost, on an investment in the Series (assuming reinvestment of all dividends and distributions). The information for the periods ended on or after October 31, 2017 has been audited by PricewaterhouseCoopers LLP, the Series’ independent registered public accounting firm, whose report, along with the Series’ financial statements, is included in the Series’ annual report, which is available upon request. The information for the periods ended on or before March 31, 2017 was audited by a different independent registered public accounting firm, whose reports reflected unqualified audit opinions.
	FOR THE YEAR ENDED			FOR THE PERIOD 4/1/17 to 10/31/17	FOR THE YEAR ENDED
Rainier International Discovery Series - Class I1	10/31/20	10/31/19	10/31/18		3/31/17	3/31/16
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$20.64	$19.04	$20.81	$16.58	$16.02	$15.50
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.05)	0.06	0.07	0.05	0.00[3]	(0.03)
Net realized and unrealized gain (loss) on investments	5.38	1.61	(1.81)	4.18	0.56	0.56
Total from investment operations	5.33	1.67	(1.74)	4.23	0.56	0.53
Less distributions to shareholders:
From net investment income	(0.06)	(0.07)	(0.03)	—	—	—
From net realized gain on investments	—	—	—	—	—	(0.01)
Total distributions to shareholders	(0.06)	(0.07)	(0.03)	—	—	(0.01)
Net asset value - End of period	$25.91	$20.64	$19.04	$20.81	$16.58	$16.02
Net assets - End of period (000’s omitted)	$174,435	$154,009	$161,390	$189,955	$114,487	$76,624
Total return[4]	25.88%	8.81%	(8.38%)	25.51%	3.43%	3.47%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.15%	1.14%	1.12%	1.24%[5,6]	1.26%[6]	1.25%
Net investment income (loss)	(0.22%)	0.31%	0.30%	0.41%[5]	0.01%	(0.19%)
Series portfolio turnover	91%	102%	73%	46%	123%	93%
*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.00%[7]	0.03%	N/A	0.11%[5]	0.07%	0.06%
[1]	Rainier International Discovery Fund (“the Predecessor Fund”) transferred its assets and liabilities to the Series at the close of business on August 21, 2017. Because the Series had no investment operations prior to the Reorganization, and based on the similarity of the Series to the Predecessor Fund, the Predecessor Fund is treated as the survivor for accounting and performance reporting purposes. Class I shares of the Series were formerly Institutional shares of the Predecessor Fund.
[2]	Calculated based on average shares outstanding during the periods.
[3]	Less than $0.01.
[4]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.
[5]	Annualized.
[6]	Expense ratio exceeds expense limitation due to recognition of expenses related to the Reorganization of the Fund. The majority of the expenses incurred by the Series in
23

connection with the reorganization were paid by the Advisor. The Series paid certain expenses, including half of the cost of the proxy, such as printing and solicitation, and all of the legal fees incurred in connection to the reorganization.
[7]	Less than 0.01%.

	FOR THE YEAR ENDED			FOR THE PERIOD 4/1/17 to 10/31/17	FOR THE YEAR ENDED
Rainier International Discovery Series - Class S*[1]	10/31/20	10/31/19	10/31/18		3/31/17	3/31/16
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$20.41	$18.83	$20.61	$16.44	$15.93	$15.45
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.11)	(0.07)	(0.01)	0.02	(0.02)	(0.09)
Net realized and unrealized gain (loss) on investments	5.32	1.67	(1.77)	4.15	0.53	0.58
Total from investment operations	5.21	1.60	(1.78)	4.17	0.51	0.49
Less distributions to shareholders:
From net investment income	—	(0.02)	—	—	—	—
From net realized gain on investments	—	—	—	—	—	(0.01)
Total distributions to shareholders	—	(0.02)	—	—	—	(0.01)
Net asset value - End of period	$25.62	$20.41	$18.83	$20.61	$16.44	$15.93
Net assets - End of period (000’s omitted)	$36,577	$39,387	$193,071	$120,399	$78,260	$99,944
Total return[3]	25.53%	8.53%	(8.64%)	25.36%	3.14%	3.22%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.40%	1.40%	1.40%	1.49%[4,5]	1.51%[5]	1.50%
Net investment income (loss)	(0.48%)	(0.36%)	(0.05%)	0.20%[4]	(0.12%)	(0.56%)
Series portfolio turnover	91%	102%	73%	46%	123%	93%
*Effective March 1, 2019, Class K shares of the Series have been redesignated as Class S Shares.
**The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.05%	0.04%	0.03%	0.21%[4]	0.14%	0.14%
[1]	Rainier International Discovery Fund (“the Predecessor Fund”) transferred its assets and liabilities to the Series at the close of business on August 21, 2017. Because the Series had no investment operations prior to the Reorganization, and based on the similarity of the Series to the Predecessor Fund, the Predecessor Fund is treated as the survivor for accounting and performance reporting purposes. Class S shares of the Series (formerly Class K) were formerly Class A shares of the Predecessor Fund.
[2]	Calculated based on average shares outstanding during the periods.
[3]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[4]	Annualized.
[5]	Expense ratio exceeds expense limitation due to recognition of expenses related to the Reorganization of the Fund. The majority of the expenses incurred by the Series in connection with the reorganization were paid by the Advisor. The Series paid certain expenses, including half of the cost of the proxy, such as printing and solicitation, and all of the legal fees incurred in connection to the reorganization.

24

	FOR THE YEAR ENDED			FOR THE PERIOD 8/21/17[1] to 10/31/17
Rainier International Discovery Series - Class Z*	10/31/20	10/31/19	10/31/18
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$20.67	$19.06	$20.82	$19.40
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.09	0.03	0.01
Net realized and unrealized gain (loss) on investments	5.38	1.61	(1.75)	1.41
Total from investment operations	5.37	1.70	(1.72)	1.42
Less distributions to shareholders:
From net investment income	(0.08)	(0.09)	(0.04)	—
Net asset value - End of period	$25.96	$20.67	$19.06	$20.82
Net assets - End of period (000’s omitted)	$283,566	$237,740	$168,789	$21
Total return[3]	26.06%	8.99%	(8.29%)	7.32%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.00%	1.00%	1.00%	1.00%[4]
Net investment income (loss)	(0.05%)	0.48%	0.16%	0.14%[4]
Series portfolio turnover	91%	102%	73%	46%
*Effective August 21, 2018, Class R6 shares of the Series have been redesignated as Class Z shares.
**The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.07%	0.08%	0.04%	0.17%[4]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[4]	Annualized.

25

	FOR THE YEAR ENDED	FOR THE PERIOD
Rainier International Discovery Series - Class W	10/31/20	3/1/19[1] to 10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$20.59	$19.34
Income from investment operations:
Net investment income[2]	0.19	0.22
Net realized and unrealized gain (loss) on investments	5.36	1.03
Total from investment operations	5.55	1.25
Less distributions to shareholders:
From net investment income	(0.21)	—
Net asset value - End of period	$25.93	$20.59
Net assets - End of period (000’s omitted)	$24,962	$18,095
Total return[3]	27.17%	6.46%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%[4]
Net investment income	0.84%	1.65%[4]
Series portfolio turnover	91%	102%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.97%	1.00%[4]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[4]	Annualized.
26

Manning & Napier Fund, Inc.
Rainier International Discovery Series
Class I, Class S, Class Z and Class W Shares
Shareholder Reports and the Statement of
Additional Information (SAI)
Annual and semi-annual reports to shareholders provide additional information about the Series’ investments. These reports discuss the market conditions and investment strategies that significantly affected the Series’ performance during its last fiscal year. The SAI provides more detailed information about the Series. It is incorporated by reference into this prospectus, making it legally part of the prospectus.
How to Obtain the Shareholder Reports,
SAI, and Additional Information
•	You may obtain shareholder reports and the SAI or other information about the Series without charge, by calling 1-800-466-3863 or sending written requests to Manning & Napier Fund, Inc., P.O. Box 805, Fairport, New York 14450. Note that this address should not be used for transaction requests. These documents are also available at www.manning-napier.com.
•	Shareholder reports, the prospectus, the SAI and other information about the Series are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov.
Shareholder Mailings
The Fund may send only one copy of the Series’ prospectus and annual and semi-annual reports to certain shareholders residing at the same “household” for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your “householding” option, please call 1-800-466-3863 or contact your financial intermediary.
The Fund also offers electronic delivery of certain documents. Direct shareholders can elect to receive shareholder reports, prospectus updates, and statements via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.manning-napier.com.
If someone makes a statement about the Series that is not in this prospectus, you should not rely upon that information. Neither the Series nor its distributor is offering to sell shares of the Series to any person to whom the Series may not lawfully sell its shares.
Investment Company Act File No. 811-04087
RIDS03/01/2021

Prospectus
March 1, 2021
www.manning-napier.com
Manning & Napier Fund, Inc.	Ticker
Core Bond Series
Class I	EXCIX
Class S	EXCRX
Class W	MCBWX
Class Z	MCBZX
Credit Series
Class W	MCDWX
Diversified Tax Exempt Series
Class A	EXDVX
Class W	MNDWX
High Yield Bond Series
Class I	MNHAX
Class S	MNHYX
Class W	MHYWX
Class Z	MHYZX
Manning & Napier Fund, Inc.	Ticker
New York Tax Exempt Series
Class A	EXNTX
Class W	MNNWX
Real Estate Series
Class I	MNRIX
Class S	MNREX
Class W	MNRWX
Class Z	MNRZX
Unconstrained Bond Series
Class I	MNCPX
Class S	EXCPX
Class W	MUBWX
Class Z	No Ticker

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.
Additionally, if you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Manning & Napier Fund, Inc.

Core Bond Series
Summary Section
Investment Goal
The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
CLASS	I	S	W	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.21%	0.14%	0.12%	0.12%
Total Annual Fund Operating Expenses	0.46%	0.64%	0.37%	0.37%
Less Fee Waivers and/or Expense Reimbursements[1]	(0.01)%	None	(0.32)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.45%	0.64%	0.05%	0.30%
[1]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.45% of the average daily net assets of the Class S and Class I shares, 0.30% of the average daily net assets of the Class Z shares, and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
CLASS	I	S	W	Z
1 Year	$46	$65	$5	$31
3 Years	$144	$205	$16	$97
5 Years	$252	$357	$28	$169
10 Years	$567	$798	$64	$381
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 110% of the average value of its portfolio.
Principal Investment Strategies
The Series will invest, under normal circumstances, at least 80% of its assets in investment grade bonds and other financial instruments, principally derivative instruments and exchange-traded funds (ETFs), with economic characteristics similar to bonds. For purposes of this policy, bonds may include U.S. dollar denominated fixed income securities issued by U.S. corporations, foreign corporations (e.g., yankee bonds), the U.S. Government or its agencies or instrumentalities, foreign governments or their agencies or instrumentalities (e.g., the Korean Development Bank) and supranational entities (e.g., the World Bank); municipal bonds; inflation protected securities; convertible securities; mortgage-backed and asset-backed securities; and mortgage dollar rolls, which are transactions in which the Series sells a mortgage-backed security and simultaneously contracts to purchase similar securities on a specified future date at a predetermined price. The mortgage- and asset-backed securities in which the Series principally invests are issued by U.S. Government agencies (such as

GNMA, FNMA, and FHLMC) and private issuers and entitle the holders to a pro rata share of the cash flows generated by the instruments underlying the security (principally residential and commercial mortgages, credit card receivables and car loans). The Series may purchase shares of ETFs, including to establish a diversified position in a particular market sector or to manage cash flows. The Advisor believes that purchasing ETFs may allow it to manage the Series’ portfolio more efficiently than would otherwise be possible.
The Series may buy and sell futures contracts based on investment grade credit securities primarily for cash management purposes.
Bond Selection Process — When investing in fixed income securities, the Advisor attempts to identify sectors, as well as individual securities within those sectors, that offer yields and credit spreads sufficient to compensate the Series for the risks specific to a given sector or security. A credit spread is the difference between the yield of a U.S. Treasury security and the yield of another fixed income security with a similar maturity. When investing in mortgage- and asset-backed securities, the Advisor also considers the prepayment speeds of the securities. Prepayment speed is the estimated rate at which borrowers will pay off the underlying loans ahead of schedule.
In analyzing the relative attractiveness of sectors and/or individual securities, the Advisor considers:
•	The relevant economic conditions and sector trends.
•	The interest rate sensitivities of the particular sectors and securities.
•	The yield differentials across sectors, credit qualities, mortgage- and asset-backed security types, and maturities.
•	“Bottom-up” factors such as issuer-specific credit metrics for corporate bonds and scenario analysis, collateral-level analysis, and issuer/servicer analysis for mortgage- and asset-backed securities.
Maturity and Portfolio Duration — The Series is not subject to any maturity or duration restrictions but will vary its average dollar weighted portfolio maturity and duration depending on the Advisor’s outlook for yields. For example, the Advisor may invest in longer-term bonds when it expects yields to fall in order to realize gains for the Series. Likewise, the Advisor may invest in shorter-term bonds when it expects yields to rise. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in yields. The prices of fixed income securities with shorter durations generally will be less affected by changes in yields than the prices of fixed income securities with longer durations. For example, a 10 year duration means the fixed income security will decrease in value by 10% if yields rise 1% and increase in value by 10% if yields fall 1%.
Credit Quality — The Series will principally invest in investment grade securities, those securities rated BBB- or above by S&P or Baa3 or above by Moody’s (or determined to be of equivalent quality by the Advisor). If a security purchased by the Series is downgraded below investment grade after purchase, the Advisor will review the security to determine if it remains an appropriate investment.
The Series may engage in active and frequent trading of portfolio securities. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.
Securities issued by governments and supranational entities may be sold to adjust the Series’ duration and/or yield curve positioning.
Other securities may be sold for one or more of the following reasons:
•	they no longer meet the selection criteria under which they were purchased;
•	their relative value has declined (the spread has tightened such that they are no longer considered attractively priced);
•	a more attractive investment opportunity is identified.
There are no prescribed limits on the sector allocation of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in fixed income securities, the value of your investment will fluctuate in response to changes in interest rates and/or credit spreads, even though such changes will not affect the interest income derived from portfolio securities. The value of your investment will also fluctuate in response to changes in repayment speeds. You could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign bond markets decline.
•	The issuer of a fixed income security owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for lower quality bonds.
•	Interest rates rise and/or credit spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds have greater sensitivity to, and will therefore experience greater fluctuations in response to, interest rate changes than shorter-term bonds.
•	The issuers of high interest debt obligations pay off the debts earlier than expected when interest rates fall, and the Series has to reinvest the proceeds at lower yields (prepayment risk), or the issuers of lower interest rate debt obligations pay off the debts later than expected when interest rates rise, thus keeping the Series’ assets tied up in lower yield debt obligations (extension risk).
•	An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.
Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are near historic lows, changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
Risk of mortgage dollar rolls — The Series’ mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign fixed income securities may, at times, move in a different direction than the prices of fixed income securities issued in the United States. In addition, periodic U.S. Government restrictions on investment in issuers from certain foreign countries may require the Series to sell such investments at inopportune times or prevent an investment the Advisor believes is attractive, each of which could result in losses to the Series. These restrictions may also negatively impact the market for securities of issuers that are similar to those directly impacted by the restrictions resulting in reduced liquidity and price declines in those securities as well.
Risks related to ETFs — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Series will also bear its proportionate share of the expenses of the purchased ETF in addition to its own expenses.
Inflation protected security risk — The value of inflation protected fixed income securities, including Treasury Inflation Protected Securities (TIPS), generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
Convertible securities risk — The Series’ investments in convertible securities are subject to interest rate risk and credit risk, similar to fixed income securities. In addition, they are also subject to the risk that the price of the underlying common stock will go down, which may cause a proportionate (or disproportionate) decline in the price of the convertible security.
U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources, and, therefore, such obligations are not backed by the full faith and credit of the United States government.
Mortgage- and asset-backed securities risks — The Series' investments in mortgage-backed and asset-backed securities may subject it to the following additional risks:
•	Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
•	Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Municipal bond risk — The Series’ investments in municipal bonds may subject it to the following additional risks:

•	Changes in the financial condition of municipal issuers may adversely affect the value of the Series’ securities.
•	Economic or political changes may affect the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Series.
•	Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations.
Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.
Futures risk – The Series is subject to the following risks due to its ability to invest in futures:
•	Futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of a futures contract may not correlate perfectly with the underlying investment.
•	The Series may not be able to receive amounts payable to it under its futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
LIBOR replacement risk – The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Series investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the future of LIBOR and the nature of any replacement rate. Alternatives to LIBOR are established or in development in most major currencies, including the Secured
Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Series. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Series until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
Portfolio turnover risk — The Series is subject to portfolio turnover risk because it may engage in active and frequent trading of portfolio securities. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Series. Shareholders may pay tax on such capital gains.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index. The Series’ Class I Shares commenced operation on August 3, 2015 and the Series’ Class Z Shares and Class W Shares commenced operations on March 1, 2019, and all returns shown for each such class include the returns of the

Series’ Class S Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 06/30/2020): 4.04%
Lowest (quarter ended 06/30/2013): (3.13)%
Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class S Shares
Return Before Taxes	8.67%	4.25%	3.96%
Return After Taxes on Distributions	6.88%	3.18%	2.66%
Return After Taxes on Distributions and Sale of Series Shares	5.53%	2.84%	2.59%
Class I Shares – Return Before Taxes	8.93%	4.47%	4.09%
Class W Shares – Return Before Taxes	9.31%	4.49%	4.08%
Class Z Shares – Return Before Taxes	9.02%	4.39%	4.03%
Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Index: (reflects no deduction for fees, expenses, or taxes)
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ Portfolio Management Team:
Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2008.
Brad Cronister, CFA®
Senior Analyst, has managed the Series since 2021.
R. Keith Harwood
Director of Credit Research, has managed the Series since 2005.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment of the Class S shares of the Series is $2,000. The minimum initial investment for the Class I and Class Z shares of the Series is $1,000,000. The minimum initial investments of the Class S, Class I and Class Z shares are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the Class S shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum initial investment for the

Class W shares. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase and redemption orders.
Shares of the Series may be purchased from time to time by the Advisor for the accounts of its advisory clients who utilize discretionary account management services provided by the Advisor or its affiliates. Purchases and sales of Series shares for these clients are made at the Advisor’s discretion pursuant to client authorization.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Credit Series
Summary Section
Investment Goal
The Series’ investment objective is to provide long-term total return.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
CLASS	W
Shareholder Fees (paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.43%
Less Fee Waivers[1]	(0.33)%
Total Annual Fund Operating Expenses After Fee Waivers	0.10%
[1]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Series. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of the Series, exclusive of waived management fees (collectively, “excluded expenses”), do not exceed 0.10% of the average daily net assets of the Series. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
Class W	$10	$32	$56	$128
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 44% of the average value of its portfolio.
Principal Investment Strategies
The Series will invest, under normal circumstances, at least 80% of its assets in credit-related instruments and other financial instruments, principally derivative instruments and exchange-traded funds (ETFs), with economic characteristics similar to credit-related instruments. For purposes of this policy, credit-related instruments may include U.S. dollar denominated fixed income securities issued by U.S. corporations, foreign corporations (e.g., yankee bonds), the U.S. Government or its agencies or instrumentalities, foreign governments or their agencies or instrumentalities (e.g., the Korean Development Bank) and supranational entities (e.g., the World Bank); convertible securities; mortgage-backed and asset-backed securities; and taxable municipal bonds.
The mortgage- and asset-backed securities in which the Series principally invests are issued by U.S. Government agencies (such as GNMA, FNMA, and FHLMC) and private issuers and entitle the holders to a pro rata share of the cash flows generated by the instruments underlying the security (principally residential and commercial mortgages, credit card receivables and car loans).
The Series may purchase shares of ETFs, including to establish a diversified position in a particular market sector or to manage cash flows. The Advisor believes that purchasing ETFs may allow it to manage the Series’ portfolio more efficiently than would otherwise be possible.
The Series may buy and sell futures contracts based on investment grade credit securities and fixed income indices primarily for cash management purposes.
Fixed Income Securities Selection Process — When investing in fixed income securities, the Advisor attempts to identify sectors, as well as individual securities within those sectors, that offer yields and credit spreads sufficient to compensate the Series for the risks specific to a given sector or security. A credit spread is the difference between the yield of a U.S. Treasury security and the yield of another fixed income security with a similar maturity. When investing in mortgage- and asset-backed securities, the Advisor also considers the prepayment speeds of the securities. Prepayment speed is the estimated rate at which borrowers will pay off the underlying loans ahead of schedule.
In analyzing the relative attractiveness of sectors and/or individual securities, the Advisor considers:
•	The relevant economic conditions and sector trends.
•	The interest rate sensitivities of the particular sectors and securities.
•	The yield differentials across sectors, credit qualities, asset-backed security types, and maturities.
•	“Bottom-up” factors such as issuer-specific credit metrics for corporate bonds and scenario analysis, collateral-level analysis, and issuer/servicer analysis for mortgage- and asset-backed securities.
Maturity and Portfolio Duration — The Series is not subject to any maturity or duration restrictions but will vary its average dollar weighted portfolio maturity and duration depending on the Advisor’s outlook for yields. For example, the Advisor may invest in longer-term bonds when it expects yields to fall in order to realize gains for the Series. Likewise, the Advisor may invest in shorter-term bonds when it expects yields to rise. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in yields. The prices of fixed income securities with shorter durations generally will be less affected by changes in yields than the prices of fixed income securities with longer durations. For example, a 10 year duration means the fixed income security will decrease in value by 10% if yields rise 1% and increase in value by 10% if yields fall 1%.
Credit Quality — The Series will principally invest in investment grade securities, those securities rated BBB- or above by S&P or Baa3 or above by Moody’s (or determined to be of equivalent quality by the Advisor). If a security purchased by the Series is downgraded below investment grade after purchase, the Advisor will review the security to determine if it remains an appropriate investment.
The Series may engage in active and frequent trading of portfolio securities. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.
A security may be sold for one or more of the following reasons:
•	it no longer meets the selection criteria under which it was purchased;
•	its relative value has declined (the spread has tightened such that the security is no longer considered attractively priced);
•	a more attractive investment opportunity is identified.
There are no prescribed limits on the sector allocation of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
The Series is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in fixed income securities, the value of your investment will fluctuate in response to changes in interest rates and/or credit spreads, even though such changes will not affect the interest income derived from portfolio securities. The value of your investment will also fluctuate in response to changes in repayment speeds. You could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign bond markets decline.
•	The issuer of a fixed income security owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for lower quality bonds.
•	Interest rates rise and/or credit spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds have greater sensitivity to, and will therefore experience greater fluctuations in response to, interest rate changes than shorter-term bonds.
•	The issuers of high interest debt obligations pay off the debts earlier than expected when interest rates fall, and the Series has to reinvest the proceeds at lower yields (prepayment risk), or the issuers of lower interest rate debt obligations pay off the debts later than expected when interest rates rise, thus keeping the Series’ assets tied up in lower yield debt obligations (extension risk).
•	An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.

Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are near historic lows, changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign fixed income securities may, at times, move in a different direction than the prices of fixed income securities issued in the United States. In addition, periodic U.S. Government restrictions on investment in issuers from certain foreign countries may require the Series to sell such investments at inopportune times or prevent an investment the Advisor believes is attractive, each of which could result in losses to the Series. These restrictions may also negatively impact the market for securities of issuers that are similar to those directly impacted by the restrictions resulting in reduced liquidity and price declines in those securities as well.
Risks related to ETFs — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Series will also bear its proportionate share of the expenses of the purchased ETF in addition to its own expenses.
Convertible securities risk — The Series’ investments in convertible securities are subject to interest rate risk and credit risk, similar to fixed income securities. In addition, they are also subject to the risk that the price of the underlying common stock will go down, which may cause a proportionate (or disproportionate) decline in the price of the convertible security.
U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources, and, therefore, such obligations are not backed by the full faith and credit of the United States government.
Mortgage- and asset-backed securities risks — The Series' investments in mortgage-backed and asset-backed securities may subject it to the following additional risks:
•	Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
•	Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.
Municipal bond risk — The Series’ investments in municipal bonds may subject it to the following additional risks:
•	Changes in the financial condition of municipal issuers may adversely affect the value of the Series’ securities.
•	Economic or political changes may affect the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Series.
•	Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations.
Futures risk – The Series is subject to the following risks due to its ability to invest in futures:
•	Futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of a futures contract may not correlate perfectly with the underlying investment.
•	The Series may not be able to receive amounts payable to it under its futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.

Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
LIBOR replacement risk – The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Series investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the future of LIBOR and the nature of any replacement rate. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Series. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Series until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
Non-diversification risk — The Series is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Series may be susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.
Portfolio turnover risk — The Series is subject to portfolio turnover risk because it may engage in active and frequent trading of portfolio securities. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Series. Shareholders may pay tax on such capital gains.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
As of the date of this prospectus, the Series had not been active for a full calendar year; therefore no performance information is provided.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ Portfolio Management Team:
Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2020.
R. Keith Harwood
Director of Credit Research, has managed the Series since 2020.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. There is no minimum initial or subsequent investment for the Series. The Series is offered exclusively to discretionary investment accounts and other funds managed by the Advisor.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement.

Diversified Tax Exempt Series
Summary Section
Investment Goal
The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
CLASS	A	W
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.11%	0.11%
Total Annual Fund Operating Expenses	0.61%	0.61%
Less Fee Waivers[1]	None	(0.50)%
Total Annual Fund Operating Expenses After Fee Waiver	0.61%	0.11%
[1]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. This contractual waiver is expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual waiver for Class W shares). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
CLASS	A	W
1 Year	$62	$11
3 Years	$195	$35
5 Years	$340	$62
10 Years	$762	$141
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 41% of the average value of its portfolio.
Principal Investment Strategies
The Series invests primarily in municipal bonds and other securities the income from which is exempt from federal income tax. The Series will, under normal circumstances, invest at least 80% of its assets in securities the income from which is exempt from federal income tax, including the alternative minimum tax (AMT). The main issuers of these securities are state and local agencies. In selecting investments for the Series, the Advisor attempts to balance the Series’ goals of high income and capital preservation. With this approach, the Advisor attempts to build a portfolio that it believes provides the opportunity to earn current income; however, the Advisor will only purchase investment grade securities, or those securities determined by the Advisor to be of equivalent quality, and will maintain other selection criteria in an attempt to avoid permanent capital loss.
Bond Selection Process — The Advisor emphasizes those bond market sectors and selects for the Series those securities that it believes offer yields sufficient to compensate the investor for the risks specific to the security or sector. In analyzing the relative attractiveness of sectors and individual securities, the Advisor considers:
•	The interest rate sensitivity of each security.
•	The narrowing or widening of interest rate spreads between sectors, securities of different credit quality or securities of different maturities.
Maturity and Portfolio Duration — The Series is not subject to any maturity or duration restrictions but will vary its average dollar weighted portfolio maturity and duration depending on the Advisor’s outlook for yields. For example, the Advisor may invest in longer-term bonds when it expects yields to fall in order to realize gains for the Series. Likewise, the Advisor may invest in shorter-term bonds when it expects yields to rise.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in yields. The prices of fixed income securities with shorter durations generally will be less affected by changes in yields than the prices of fixed income securities with longer durations. For example, a 10 year duration means the fixed income security will decrease in value by 10% if yields rise 1% and increase in value by 10% if yields fall 1%.
Credit Quality — The Series’ investments will be limited to investment grade securities, those rated BBB- or above by S&P or Baa3 or above by Moody’s or determined by the Advisor to be of equivalent quality. If a security purchased by the Series is downgraded below investment grade after purchase, the Advisor will review the security to determine if it remains an appropriate investment.
The Series may invest in taxable investments, including obligations of the U.S. Government, its agencies or instrumentalities. The Series may also invest in money market instruments or hold its assets in cash. These investments may cause the Series to make a taxable distribution to shareholders.
The Advisor will consider selling a security for one or more of the following reasons:
•	to adjust the Series’ duration and/or yield curve positioning;
•	there is a deterioration in the credit quality of the issuer;
•	the security’s relative value has declined (the spread has tightened such that the security is no longer considered attractively priced); or
•	a more attractive investment opportunity is identified.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in fixed income securities, the value of your investment will fluctuate in response to changes in interest rates and/or credit spreads, even though such changes will not affect the interest income derived from portfolio securities. The value of your investment will also fluctuate in response to changes in repayment speeds. You could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign bond markets decline.
•	The issuer of a fixed income security owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for lower quality bonds.
•	Interest rates rise and/or credit spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds have greater sensitivity to, and will therefore experience greater fluctuations in response to, interest rate changes than shorter-term bonds.
•	The issuers of high interest debt obligations pay off the debts earlier than expected when interest rates fall, and the Series has to reinvest the proceeds at lower yields (prepayment risk), or the issuers of lower interest rate debt obligations pay off the debts later than expected when interest rates rise, thus keeping the Series’ assets tied up in lower yield debt obligations (extension risk).
•	An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.
Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are near historic lows, changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
Municipal bond risk — In addition to the general risks of bond funds, the Series is subject to the following additional risks due to its focus on municipal bonds:
•	Changes in the financial condition of municipal issuers may adversely affect the value of the Series’ securities.
•	Economic or political changes may affect the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Series.
•	Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations.

Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class A shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index. The Series’ Class W Shares commenced operations on March 1, 2019 and all returns shown for Class W Shares include the returns of the Series’ Class A Shares for periods prior to its inception date. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 06/30/2011): 4.09%
Lowest (quarter ended 12/31/2016): (2.42)%

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	5.73%	2.57%	2.56%
Return After Taxes on Distributions	5.44%	2.45%	2.44%
Return After Taxes on Distributions and Sale of Series Shares	3.83%	2.23%	2.28%
Class W Shares – Return Before Taxes	6.23%	2.78%	2.67%
Index: (reflects no deduction for fees, expenses, or taxes)
ICE BofA 1-12 Year Municipal Bond Index	4.02%	2.88%	3.17%
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share class. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ Portfolio Management Team:
Elizaveta Akselrod
Senior Analyst, has managed the Series since 2015.
Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2015.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment for the Class A shares of the Series is $2,000. This minimum is waived for discretionary investment accounts of the Advisor, and participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum initial investment for the Series' Class W shares. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase and redemption orders.
Shares of the Series may be purchased from time to time by the Advisor for the accounts of its advisory clients who utilize discretionary account management services provided by the Advisor or its affiliates. Purchases and sales of Series shares for these clients are made at the Advisor’s discretion pursuant to client authorization.
Tax Information
Dividends you receive from the Series are primarily exempt from regular federal income tax. A portion of these distributions, however, may be subject to federal AMT (which for tax years beginning after December 31, 2017 is applicable to only non-corporate taxpayers) and state and local taxes. The Series may also make distributions that are taxable to you as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

High Yield Bond Series
Summary Section
Investment Goal
The Series' investment objective is to provide a high level of long-term total return by investing principally in non-investment grade fixed income securities that are issued by corporate and government entities.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
CLASS	I	S	W	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.35%	0.38%	0.24%	0.24%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	0.76%	1.04%	0.65%	0.65%
Less Fee Waivers and/or Expense Reimbursements[2]	(0.10)%	(0.13)%	(0.54)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.66%	0.91%	0.11%	0.51%
[1]	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in the prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.65% of the average daily net assets of the Class S and Class I shares, 0.50% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
CLASS	I	S	W	Z
1 Year	$67	$93	$11	$52
3 Years	$211	$290	$35	$164
5 Years	$368	$504	$62	$285
10 Years	$822	$1,120	$141	$640
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 208% of the average value of its portfolio.
Principal Investment Strategies
The Series seeks to provide a high level of long-term total return, which is a combination of income and capital appreciation. The Series will invest, under normal circumstances, at least 80% of its assets in bonds that are rated below investment grade (junk bonds) and other financial instruments, principally derivative instruments and exchange-traded funds (ETFs), with economic characteristics similar to non-investment grade securities. These bonds may include

U.S. dollar denominated fixed income securities issued by U.S. and foreign corporations and governments, including those in emerging markets. The Series may also invest in securities of other investment companies, such as open-end or closed-end management investment companies. The Series may invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate investments.
The Series may purchase shares of ETFs, including to establish a diversified position in a particular market sector or to manage cash flows. The Advisor believes that purchasing ETFs may allow it to manage the Series' portfolio more efficiently than would otherwise be possible.
The Series may buy and sell futures contracts based on investment grade and/or high-yield credit securities primarily for cash management purposes.
Bond Selection Process — The Advisor attempts to identify securities that offer yields and credit spreads sufficient for the risks assumed. In analyzing the relative attractiveness of sectors and/or individual securities, the Advisor considers:
•	The relevant economic conditions and sector trends.
•	The interest rate sensitivities of the particular sectors and securities.
•	The yield differentials across sectors, credit qualities, and maturities.
•	“Bottom-up” factors such as an issuer’s financial status, market position, and managerial expertise.
Maturity and Portfolio Duration — The Series is not subject to any maturity or duration restrictions but will vary its average dollar weighted portfolio maturity and duration depending on the Advisor’s outlook for yields. For example, the Advisor may invest in longer-term fixed income securities when it expects yields to fall in order to realize gains for the Series. Likewise, the Advisor may invest in shorter-term fixed income securities when it expects yields to rise. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in yields. The prices of fixed income securities with shorter durations generally will be less affected by changes in yields than the prices of fixed income securities with longer durations. For example, a 10 year duration means the fixed income security will decrease in value by 10% if yields rise 1% and increase in value by 10% if yields fall 1%.
The Series may engage in active and frequent trading of portfolio securities. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.
Credit Quality — The Series will invest primarily in non-investment grade securities, those rated below BBB- by S&P or Baa3 by Moody’s, or determined to be of equivalent quality by the Advisor. The Series may also invest, to a limited extent, in investment grade securities when the Advisor considers their “credit spreads” (i.e., the difference between the bonds’ yields to maturity and those of U.S. Treasury bonds with similar maturities) to be attractive. The Series may invest in securities with any rating, including those that have defaulted, are not rated, or have had their rating withdrawn.
The Advisor will consider selling a security for one or more of the following reasons:
•	it no longer meets the security selection criteria under which it was purchased;
•	it has poor relative value (the spread has tightened such that the security is no longer considered attractively priced); or
•	a more attractive investment opportunity is identified.
There are no prescribed limits on the sector allocation of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in fixed income securities, the value of your investment will fluctuate in response to changes in interest rates and/or credit spreads, even though such changes will not affect the interest income derived from portfolio securities. The value of your investment will also fluctuate in response to changes in repayment speeds. You could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign bond markets decline.
•	The issuer of a fixed income security owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for junk bonds and other lower quality bonds.
•	Interest rates rise and/or credit spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds have greater sensitivity to, and will therefore experience greater fluctuations in response to, interest rate changes than shorter-term bonds.
•	The issuers of high interest debt obligations pay off the debts earlier than expected when interest rates fall, and the Series has to reinvest the proceeds at lower yields

(prepayment risk), or the issuers of lower interest rate debt obligations pay off the debts later than expected when interest rates rise, thus keeping the Series’ assets tied up in lower yield debt obligations (extension risk).
•	An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.
Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are near historic lows, changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign fixed income securities may, at times, move in a different direction than the prices of fixed income securities issued in the United States. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Series to sell such investments at inopportune times or prevent an investment the Advisor otherwise believes is attractive, each of which could result in losses to the Series. These restrictions may also negatively impact the market for securities of issuers that are similar to those directly impacted by the restrictions resulting in reduced liquidity and price declines in those securities as well.
Emerging markets risk — The Series may also have special risks due to its investments in emerging market countries. In addition to the risks discussed above relating to investments in foreign companies located in developed countries, the Series’ investments in emerging market countries are subject to the following risks:
•	Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.
•	Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.
•	It is sometimes difficult to obtain and enforce court judgments in emerging market countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.
•	There will tend to be an increased risk of price volatility associated with the Series’ investments in emerging market countries.
Investment company risk — To the extent the Series invests a portion of its assets in investment companies, those assets will be subject to the risks of the purchased investment company’s portfolio securities. The Series also will bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses.
High-yield securities risk — The Series is subject to additional risks due to its ability to invest in high-yield securities (junk bonds):
•	High-yield securities may underperform other sectors of the bond market, or the market as a whole.
•	The performance of high-yield securities tends to be more volatile than that of other sectors of the bond market.
•	Given the total size of the high-yield securities market, high-yield securities can be less liquid than investment grade securities.
•	The Series’ investments in high-yield securities will subject it to a substantial degree of credit risk because the prospect for repayment of principal and interest of many of these bonds is speculative.
Bank loan risk — Investments in bank loans expose the Series to the credit risk of both the financial institution and the underlying borrower. The Series may also have difficulty valuing or disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.
Futures risk – The Series is subject to the following risks due to its ability to invest in futures:
•	Futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of a futures contract may not correlate perfectly with the underlying investment.
•	The Series may not be able to receive amounts payable to it under its futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.

Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Portfolio turnover risk — The Series is subject to portfolio turnover risk because it may engage in active and frequent trading of portfolio securities. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Series. Shareholders may pay tax on such capital gains.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each calendar year since its reactivation. The Class S shares were formerly known as the High Yield Bond Series, with no class designation. The Series was previously active from March 3, 2003 to September 15, 2004. The Series was redeemed in full on September 15, 2004 and was reactivated on September 14, 2009. For years in which the Series was inactive or was not active for a full calendar year, no performance information is shown in the bar chart. Because the High Yield Bond Series has had several periods of activation and deactivation, its performance is not comparable to the performance of other mutual funds. The total return table shows how the average annual total returns for the Series for different periods compare to those of two broad-based securities indices. The Series’ Class I Shares commenced operation on August 1, 2012 and the Series’ Class Z Shares and Class W Shares commenced operations on March 1, 2019, and all returns shown for each such class include the returns of the Series’ Class S Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 06/30/2020): 10.64%
Lowest (quarter ended 03/31/2020): (15.01)%
Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class S Shares
Return Before Taxes	6.28%	8.02%	6.44%
Return After Taxes on Distributions	4.05%	5.50%	3.74%
Return After Taxes on Distributions and Sale of Series Shares	3.63%	5.06%	3.82%

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class I Shares – Return Before Taxes	6.60%	8.28%	6.67%
Class W Shares – Return Before Taxes	7.11%	8.35%	6.61%
Class Z Shares – Return Before Taxes	6.59%	8.17%	6.52%
Indices: (reflect no deduction for fees, expenses, or taxes)
ICE BofA BB-B U.S. Cash Pay High Yield Index	6.49%	8.07%	6.66%
ICE BofA U.S. Cash Pay High Yield Index	6.21%	8.41%	6.61%
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ Portfolio Management Team:
Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2008.
Scott Friedman, CFA®
Analyst, has managed the Series since 2021.
R. Keith Harwood
Director of Credit Research, has managed the Series since 2003.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment for the Class S shares of the Series is $2,000. The minimum initial investment for the Class I and Class Z shares of the Series is $1,000,000. The minimum initial investments of the Class S, Class I and Class Z shares are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the Class S shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum initial investment for the Class W shares. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase and redemption orders.
Shares of the Series may be purchased from time to time by the Advisor for the accounts of its advisory clients who utilize discretionary account management services provided by the Advisor or its affiliates. Purchases and sales of Series shares for these clients are made at the Advisor’s discretion pursuant to client authorization.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

New York Tax Exempt Series
Summary Section
Investment Goal
The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
CLASS	A	W
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.17%	0.17%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	0.68%	0.68%
Less Fee Waivers[2]	None	(0.50)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.68%	0.18%
[1]	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in the prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. This contractual waiver is expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual waiver for Class W shares). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
CLASS	A	W
1 Year	$69	$18
3 Years	$218	$58
5 Years	$379	$101
10 Years	$847	$230
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 35% of the average value of its portfolio.
Principal Investment Strategies
The Series invests primarily in municipal bonds and other securities the income from which is exempt from federal income tax and New York State personal income tax. The Series will, under normal circumstances, invest at least 80% of its assets in securities the income from which is exempt from federal and New York income tax, including the alternative minimum tax (AMT). The main issuers of these securities are state and local agencies in New York. In selecting investments for the Series, the Advisor attempts to balance the Series’ goals of high income and capital preservation. With this approach, the Advisor attempts to build a portfolio that it believes provides the opportunity to earn current income; however, the Advisor will only purchase investment grade securities, or those securities determined by the Advisor to be of equivalent quality, and will maintain other selection criteria in an attempt to avoid permanent capital loss.
Bond Selection Process — The Advisor emphasizes those bond market sectors and selects for the Series those securities that it believes offer yields sufficient to compensate the investor for the risks specific to the security or sector. In analyzing the relative attractiveness of sectors and individual securities, the Advisor considers:
•	The interest rate sensitivity of each security.
•	The narrowing or widening of interest rate spreads between sectors, securities of different credit quality or securities of different maturities.
Maturity and Portfolio Duration — The Series is not subject to any maturity or duration restrictions but will vary its average dollar weighted portfolio maturity and duration depending on the Advisor’s outlook for yields. For example, the Advisor may invest in longer-term bonds when it expects yields to fall in order to realize gains for the Series. Likewise, the Advisor may invest in shorter-term bonds when it expects yields to rise. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in yields. The prices of fixed income securities with shorter durations generally will be less affected by changes in yields than the prices of fixed income securities with longer durations. For example, a 10 year duration means the fixed income security will decrease in value by 10% if yields rise 1% and increase in value by 10% if yields fall 1%.
Credit Quality — The Series’ investments will be limited to investment grade securities, those rated BBB- or above by S&P or Baa3 or above by Moody’s, or determined by the Advisor to be of equivalent quality. If a security purchased by the Series is downgraded below investment grade after purchase, the Advisor will review the security to determine if it remains an appropriate investment.
The Series may invest in taxable investments, including obligations of the U.S. Government, its agencies or instrumentalities. The Series may also invest in money market instruments or hold its assets in cash. These investments may cause the Series to make a taxable distribution to shareholders.
The Advisor will consider selling a security for one or more of the following reasons:
•	to adjust the Series’ duration and/or yield curve positioning;
•	there is a deterioration in the credit quality of the issuer;
•	the security’s relative value has declined (the spread has tightened such that the security is no longer considered attractively priced); or
•	a more attractive investment opportunity is identified.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in fixed income securities, the value of your investment will fluctuate in response to changes in interest rates and/or credit spreads, even though such changes will not affect the interest income derived from portfolio securities. The value of your investment will also fluctuate in response to changes in repayment speeds. You could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign bond markets decline.
•	The issuer of a fixed income security owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for lower quality bonds.
•	Interest rates rise and/or credit spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds have greater sensitivity to, and will therefore experience greater fluctuations in response to, interest rate changes than shorter-term bonds.
•	The issuers of high interest debt obligations pay off the debts earlier than expected when interest rates fall, and the Series has to reinvest the proceeds at lower yields (prepayment risk), or the issuers of lower interest rate debt obligations pay off the debts later than expected when interest rates rise, thus keeping the Series’ assets tied up in lower yield debt obligations (extension risk).
•	An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.
Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are near historic lows, changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
Municipal bond risk — In addition to the general risks of bond funds, the Series is subject to the following additional risks due to its focus on municipal bonds:
•	Changes in the financial condition of municipal issuers may adversely affect the value of the Series’ securities.
•	Economic or political changes may affect the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Series.

•	Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations.
New York State municipal bond risk — In addition to the risks of bond funds in general and more specifically of municipal bond funds, this Series has the following special risks:
•	Concentration in New York tax exempt securities may lead to more volatility than if the Series invested in securities from a number of different states.
•	The Series is sensitive to political, economic, or demographic developments within the state, public authorities, or political subdivisions, particularly in the New York City area.
•	The Series is subject to the risk that its market segment (New York tax exempt securities) may underperform other fixed income market segments or the fixed income markets as a whole.
•	New York’s economy is heavily dependent on the financial sector, and the Series may be adversely affected by economic problems affecting that sector.
Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class A shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index. The Series’ Class W Shares commenced operations on March 1, 2019, and all returns shown for Class W Shares include the returns of the Series’ Class A Shares for periods prior to its inception date. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 06/30/2011): 4.23%
Lowest (quarter ended 12/31/2016): (2.46)%
Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	4.73%	2.30%	2.40%

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Return After Taxes on Distributions	4.52%	2.16%	2.29%
Return After Taxes on Distributions and Sale of Series Shares	3.19%	2.01%	2.16%
Class W Shares – Return Before Taxes	5.33%	2.51%	2.51%
Index: (reflects no deduction for fees, expenses, or taxes)
ICE BofA 1-12 Year Municipal Bond Index	4.02%	2.88%	0%
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share class. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ Portfolio Management Team:
Elizaveta Akselrod
Senior Analyst, has managed the Series since 2015.
Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2015.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment for the Class A shares of the Series is $2,000. This minimum is waived for discretionary investment accounts of the Advisor, and participants in an automatic investment program who invest at least $1,000 in a 12-month period.
There is no minimum initial investment for the Series' Class W shares. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase and redemption orders.
Shares of the Series may be purchased from time to time by the Advisor for the accounts of its advisory clients who utilize discretionary account management services provided by the Advisor or its affiliates. Purchases and sales of Series shares for these clients are made at the Advisor’s discretion pursuant to client authorization.
Tax Information
Dividends you receive from the Series are primarily exempt from regular federal, New York State and New York City income taxes for residents of New York. A portion of these distributions, however, may be subject to federal AMT (which for tax years beginning after December 31, 2017 is applicable to only non-corporate taxpayers). The Series may also make distributions that are taxable to you as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Real Estate Series
Summary Section
Investment Goal
The Series’ investment objective is to provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
CLASS	I	S	W	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.26%	0.28%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.86%	1.13%	0.74%	0.74%
Less Fee Waivers and/or Expense Reimbursements[1]	(0.01)%	(0.03)%	(0.64)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	1.10%	0.10%	0.70%
[1]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.85% of the average daily net assets of the Class S and Class I shares, 0.70% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
CLASS	I	S	W	Z
1 Year	$87	$112	$10	$72
3 Years	$271	$350	$32	$224
5 Years	$471	$606	$56	$390
10 Years	$1,049	$1,340	$128	$871
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 69% of the average value of its portfolio.
Principal Investment Strategies
The Series will invest, under normal circumstances, at least 80% of its assets in securities of companies that are principally engaged in the real estate industry. These companies include those directly engaged in the real estate industry as well as in industries serving and/or related to the real estate industry. A company will be considered eligible for investment if, as determined by the Advisor, (i) at least 50% of its assets, revenues or net income is derived from the ownership, leasing, construction, servicing, management, development, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the value of its assets invested in residential, commercial or industrial real estate. Examples of companies in which the Series may invest include those in the following areas: real estate investment trusts (REITs), real estate operating companies (REOCs), real estate developers and brokers, real estate service providers, building suppliers, and mortgage lenders.
The Series may invest in common stocks, convertible securities and other equity securities, principally ETFs (defined below), as well as derivative instruments, principally options (as described below). It may invest in securities issued as part of, or a short period after, a company’s initial public offering (IPO).
The Series may invest in common stocks of foreign companies, including companies located in emerging market countries. The Series may also invest in American Depository Receipts (ADRs) and other U.S. dollar denominated securities of foreign issuers. The Series may invest in securities of small-, large-, or mid-size companies.
The Series may also invest in debt securities. The Series’ investment in debt securities is subject to a limit of 20% of the Series’ assets (measured at the time of purchase). The Series will typically invest in investment grade debt securities, those securities rated BBB- or above by S&P or Baa3 or above by Moody’s (or determined to be of equivalent quality by the Advisor); however, the Series may invest up to 5% of its assets (measured at the time of purchase) in below investment grade debt securities (junk bonds), those rated below BBB- by S&P and those rated below Baa3 by Moody’s (or determined to be of equivalent quality by the Advisor). The Series’ investments in debt securities are not subject to any restrictions on maturity or duration.
When the Advisor wishes to sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) options on the underlying security.
The Series may purchase shares of exchange-traded funds (ETFs), including to establish a diversified position in a particular market sector or to manage cash flows. The Advisor believes that purchasing ETFs may allow it to manage the Series’ portfolio more efficiently than would otherwise be possible.
The Advisor uses a “bottom-up” strategy, focusing on individual security selection. The Advisor analyzes factors such as the management, financial condition, and market position of individual companies to select companies in the real estate industry that it believes will make attractive long-term investments. The Advisor looks for one or more of the following characteristics:
•	Strong strategic profiles (e.g., strong market position, benefits from technology, market share gains in a mature market and high barriers to entry).
•	Companies well-positioned to benefit from an anticipated upturn in an industry sub-sector due to sharply reduced competition and improving demand.
•	Companies trading at very low valuations relative to fundamental or break-up value.
The Advisor will consider selling a security if:
•	it no longer fits the Series’ investment strategies or valuation discipline;
•	it has reached the Advisor’s target sell price; or
•	a more attractive investment opportunity is identified.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in stocks, the value of your investment will fluctuate in response to stock market movements. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign stock or bond markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
•	An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.
Real estate investment risk — The Series’ concentration in securities of issuers in the real estate industry, including its investments in REITs and REOCs (together, real estate companies, or RECs), may subject it to additional risks even though the Series does not invest directly in real estate. These risks include, but are not limited to, the following: fluctuations in the value of real estate properties and interest rates, defaults by borrowers or tenants, extended vacancies and declining rents, a lack of ability to obtain mortgage financing or other limits to accessing the credit or capital markets, increased competition and overbuilding and increases in real estate or operating taxes. Any geographic concentration of the Series’

real estate related investments could result in the Series being subject to the above risks to a greater degree.
The value of a REIT or REOC can depend on its legal structure and cash flow generation. While RECs raise equity and debt capital through the private and public markets, RECs are neither mutual funds, nor hedge funds, nor private equity funds. Much as other operating companies, RECs incur operating expenses necessary to manage and maintain properties. Investing in the Series will result in absorbing duplicate levels of fees for the Series’ investments in RECs. In addition, REITs are subject to certain federal tax laws and if the REIT fails to qualify for such tax treatment, significant adverse consequences could occur for any such REIT investment. For example, a qualified REIT may be adversely affected by its failure to qualify for tax-free pass through of income.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Series' performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:
•	The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
•	Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Series to sell such investments at inopportune times or prevent an investment the Advisor otherwise believes is attractive, each of which could result in losses to the Series. These restrictions may also negatively impact the market for securities of issuers that are similar to those directly impacted by the restrictions resulting in reduced liquidity and price declines in those securities as well.
Emerging markets risk — The Series may also have special risks due to its investments in emerging market countries. In addition to the risks discussed above relating to investments in foreign companies located in developed countries, the Series’ investments in emerging market countries are subject to the following risks:
•	Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.
•	Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.
•	It is sometimes difficult to obtain and enforce court judgments in emerging market countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.
•	There will tend to be an increased risk of price volatility associated with the Series’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.
Options risk – Options, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option contract may not correlate perfectly with the underlying investment. Investments in options are also subject to liquidity risk, which is described below.
Risks related to ETFs — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Series will also bear its proportionate share of the expenses of the purchased ETF in addition to its own expenses.
Risk of initial public offerings — The Series may purchase shares issued as part of, or a short period after, a company’s initial public offering (IPO), and may at times dispose of those shares shortly after their acquisition. The Series’ purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Fixed income risk — Because the Series may invest in fixed income securities, you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	Interest rates go up, which will make bond prices go down and reduce the value of the bonds held in the Series’ portfolio.
•	The issuer of a fixed income security owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for junk bonds and other lower quality bonds.
Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are near historic lows, changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
High-yield securities risk — The Series is subject to additional risks due to its ability to invest in high-yield securities (junk bonds):
•	High-yield securities may underperform other sectors of the bond market, or the bond market as a whole.
•	The performance of high-yield securities tends to be more volatile than that of other sectors of the bond market.
•	Given the total size of the high-yield securities market, high-yield securities can be less liquid than investment grade securities.
•	The Series’ investments in high-yield securities will subject it to a substantial degree of credit risk because the prospect for repayment of principal and interest of many of these bonds is speculative.
Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.
Convertible securities risk — The Series’ investments in convertible securities are subject to interest rate risk and credit risk, similar to fixed income securities. In addition, they are also subject to the risk that the price of the underlying common stock will go down, which may cause a proportionate (or disproportionate) decline in the price of the convertible security.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each full calendar year since its inception. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index. The Series’ Class I Shares commenced operations on August 1, 2012 and the Series’ Class Z Shares and Class W Shares commenced operations on March 1, 2019, and all returns shown for each such class include the returns of the Series’ Class S Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly performance information of the Series is available at www.manning-napier.com.

Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 03/31/2019): 17.19%
Lowest (quarter ended 03/31/2020): (23.12)%
Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class S Shares
Return Before Taxes	(6.27)%	5.77%	8.82%
Return After Taxes on Distributions	(6.89)%	4.41%	6.89%
Return After Taxes on Distributions and Sale of Series Shares	(3.53)%	4.16%	6.58%
Class I Shares – Return Before Taxes	(5.96)%	6.03%	9.05%
Class W Shares – Return Before Taxes	(5.33)%	6.14%	9.01%
Class Z Shares – Return Before Taxes	(5.96)%	5.92%	8.90%
Index: (reflects no deduction for fees, expenses, or taxes)
MSCI US REIT Index	(8.70)%	3.51%	6.99%
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share class. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ Portfolio Management Team:
Elizabeth H. Mallette, CFA®
Senior Analyst, has managed the Series since 2013.
Joseph R. Rydzynski, CFA®
Analyst, has managed the Series since 2015.
Corey A. Van Lare, CFA®
Senior Analyst, has managed the Series since 2018.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment for the Class S shares of the Series is $2,000. The minimum initial investment for the Class I and Class Z shares of the Series is $1,000,000. The minimum initial investments of the Class S, Class I and Class Z shares are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the Class S shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum initial investment for the Class W shares. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase and redemption orders.
Shares of the Series may be purchased from time to time by the Advisor for the accounts of its advisory clients who utilize discretionary account management services provided by the Advisor or its affiliates. Purchases and sales of Series shares for these clients are made at the Advisor’s discretion pursuant to client authorization.

Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Unconstrained Bond Series
Summary Section
Investment Goal
The Series’ primary investment objective is to provide long-term total return, and its secondary objective is to provide preservation of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
CLASS	I	S	W	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.19%	0.18%	0.07%	0.07%[1]
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	0.50%	0.74%	0.38%	0.38%
Less Fee Waivers and/or Expense Reimbursements[3]	None	None	(0.32)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.50%	0.74%	0.06%	0.36%
[1]	Other expenses are based on estimated amounts for the current fiscal year.
[2]	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in the prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
[3]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.50% of the average daily net assets of the Class S and Class I shares, 0.35% of the average daily net assets of the Class Z shares, and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each
Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
CLASS	I	S	W	Z
1 Year	$51	$76	$6	$37
3 Years	$160	$237	$19	$116
5 Years	$280	$411	$34	$202
10 Years	$628	$918	$77	$456
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 96% of the average value of its portfolio.
Principal Investment Strategies
The Series will invest, under normal circumstances, at least 80% of its assets in bonds and other financial instruments, principally derivative instruments and exchange-traded funds (ETFs), with economic characteristics similar to bonds. For purposes of this policy, bonds may include fixed income securities issued by U.S. corporations, foreign corporations (e.g., yankee bonds), the U.S. Government or its agencies or instrumentalities, foreign governments or their agencies or instrumentalities (e.g., the Korean Development Bank) and supranational entities (e.g., the World Bank); inflation protected securities; mortgage-backed and asset-backed securities; and mortgage dollar rolls, which are transactions in which the Series sells a mortgage-backed security and simultaneously contracts to purchase similar securities on a specified future date at a predetermined price. The mortgage and asset-backed securities in which the Series principally invests are issued by U.S. Government agencies (such as GNMA, FNMA, and FHLMC) and private issuers and entitle the holders to a pro rata share of the cash flows generated by the instruments underlying the security (principally residential and commercial mortgages, credit card receivables and car loans).
The Series may invest up to 50% of its assets in below investment grade securities (also referred to as “high yield bonds” or “junk bonds”) and may invest up to 50% of its assets in non-U.S. dollar denominated securities, including securities issued by companies located in emerging markets. The Series may invest portions of its assets in bank loans, which are, generally, non-investment grade floating rate investments, and preferred stock.
The Series may buy and sell futures contracts based on investment grade and/or high yield credit securities to seek to hedge risk, enhance returns and/or manage cash flows. The Series may invest in interest rate futures (and options thereon) and interest rate swaps to manage its interest rate exposure, and may invest in credit default swaps and total return swaps to manage its exposure to certain instruments or markets. The Series may, but is not required to, invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.
The Series may purchase shares of ETFs, including to establish a diversified position in a particular market sector or to manage cash flows. The Advisor believes that purchasing ETFs may allow it to manage the Series’ portfolio more efficiently than would otherwise be possible.
The Series employs an absolute return investment approach, which means that it seeks to achieve a positive total return in diverse market environments over time. Accordingly, the Series invests across the fixed income universe, and it is not constrained by any particular fixed income asset classes or benchmarks.
Bond Selection Process — When investing in fixed income securities, the Advisor attempts to identify sectors, as well as individual securities within those sectors, that offer yields and credit spreads sufficient to compensate the Series for the risks specific to a given sector or security. A credit spread is the difference between the yield of a U.S. Treasury security and the yield of another fixed income security with a similar maturity. When investing in mortgage- and asset-backed securities, the Advisor also considers the prepayment speeds of the securities. Prepayment speed is the estimated rate at which borrowers will pay off the underlying loans ahead of schedule.
In analyzing the relative attractiveness of sectors and/or individual securities, the Advisor considers:
•	The relevant economic conditions and sector trends.
•	The interest rate sensitivities of the particular sectors and securities.
•	The yield differentials across sectors, credit qualities, mortgage- and asset-backed security types, and maturities.
•	“Bottom-up” factors such as issuer-specific credit metrics for corporate bonds and scenario analysis, collateral-level analysis, and issuer/servicer analysis for mortgage- and asset-backed securities.
Maturity and Portfolio Duration — The Series is not subject to any maturity or duration restrictions but the average dollar-weighted portfolio duration of the Series will normally vary from negative 3 years to positive 8 years depending on the Advisor’s outlook for yields. For example, the Advisor may invest in positive duration fixed income securities when it expects yields to fall in order to realize gains for the Series. Likewise, the Advisor may invest in negative duration fixed income securities when it expects yields to rise. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in yields. The prices of fixed income securities with shorter positive or negative durations generally will be less affected by changes in yields than the prices of fixed income securities with longer positive or negative durations. For example, a positive 10 year duration means the fixed income security will decrease in value by 10% if yields rise 1% and increase in value by 10% if yields fall 1%. Conversely, a negative 10 year duration means the fixed income security will increase in value by 10% if yields rise 1% and decrease in value by 10% if yields fall 1%.
Credit Quality — The Series may invest in investment grade securities, those securities rated BBB- or above by S&P or Baa3 or above by Moody’s (or determined to be of equivalent quality by the Advisor) and may invest up to 50% of its assets in below investment grade securities, those rated below BBB- by S&P and those rated below Baa3 by Moody’s (or determined to be of equivalent quality by the Advisor). The Series may invest in securities with any rating, including those that have defaulted, are not rated, or have had their rating withdrawn.
Securities issued by governments and supranational entities may be sold to adjust the Series’ duration and/or yield curve positioning.
Other securities may be sold for one or more of the following reasons:

•	they no longer meet the selection criteria under which they were purchased;
•	their relative value has declined (the spread has tightened such that they are no longer considered attractively priced);
•	a more attractive investment opportunity is identified.
Securities may also be sold based on the Advisor’s macroeconomic assessment of countries and currencies.
There are no prescribed limits on the sector allocation of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in fixed income securities, the value of your investment will fluctuate in response to changes in interest rates and/or credit spreads, even though such changes will not affect the interest income derived from portfolio securities. The value of your investment will also fluctuate in response to changes in repayment speeds. You could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign bond markets decline.
•	The issuer of a fixed income security owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for junk bonds and other lower quality bonds.
•	Interest rates rise and/or credit spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds have greater sensitivity to, and will therefore experience greater fluctuations in response to, interest rate changes than shorter-term bonds.
•	The issuers of high interest debt obligations pay off the debts earlier than expected when interest rates fall, and the Series has to reinvest the proceeds at lower yields (prepayment risk), or the issuers of lower interest rate debt obligations pay off the debts later than expected when interest rates rise, thus keeping the Series’ assets tied up in lower yield debt obligations (extension risk).
•	An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.
Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are near historic lows, changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
Risk of mortgage dollar rolls — The Series’ mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
High-yield securities risk — The Series is subject to additional risks due its ability to invest in high-yield securities (junk bonds):
•	High-yield securities may underperform other sectors of the bond market, or the market as a whole.
•	The performance of high-yield securities tends to be more volatile than that of other sectors of the bond market.
•	Given the total size of the high-yield securities market, high-yield securities can be less liquid than investment grade securities.
•	The Series’ investments in high-yield securities will subject it to a substantial degree of credit risk because the prospect for repayment of principal and interest of many of these bonds is speculative.
Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.
Bank loan risk — Investments in bank loans expose the Series to the credit risk of both the financial institution and the underlying borrower. The Series may also have difficulty valuing or disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.
Preferred stock risk — Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Series’ investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign fixed income securities may, at times, move in a different direction than the prices of fixed income securities issued in the United States. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar. The Advisor's attempt to manage the currency risk described above may not accurately predict movements in currency exchange rates, which could cause the Series to sustain losses. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Series to sell such investments at inopportune times or prevent an investment the Advisor otherwise believe is attractive, each of which could result in losses to the Series. These restrictions may also negatively impact the market for securities of issuers that are similar to those directly impacted by the restrictions resulting in reduced liquidity and price declines in those securities as well.
Emerging markets risk — The Series may also have special risks due to its investments in emerging market countries. In addition to the risks discussed above relating to investments in foreign companies located in developed countries, the Series’ investments in emerging market countries are subject to the following risks:
•	Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.
•	Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.
•	It is sometimes difficult to obtain and enforce court judgments in emerging market countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.
•	There will tend to be an increased risk of price volatility associated with the Series’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.
Derivatives risk — The Series is subject to the following risks due to its ability to invest in options, futures, forwards and swaps:
•	Derivatives can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of a derivative contract may not correlate perfectly with the underlying investment.
•	The Series may not be able to receive amounts payable to it under its derivatives contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.
•	The Series’ use of forwards and swaps is also subject to the risk that the counterparty to the contract will default or otherwise become unable to honor its obligation to the Series.
U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources, and, therefore, such obligations are not backed by the full faith and credit of the United States government.
Mortgage- and asset-backed securities risks — The Series' investments in mortgage-backed and asset-backed securities may subject it to the following additional risks:
•	Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
•	Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Risks related to ETFs — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Series will also bear its proportionate share of the expenses of the purchased ETF in addition to its own expenses.

Inflation protected security risk — The value of inflation protected fixed income securities, including Treasury Inflation Protected Securities (TIPS), generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
LIBOR replacement risk – The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Series investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the future of LIBOR and the nature of any replacement rate. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Series. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Series until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’
portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of two broad-based securities indices. The Series’ Class I Shares and Class W Shares commenced operations on August 1, 2013 and March 1, 2019, respectively, all returns shown for each such class include the returns of the Series’ Class S Shares for periods prior to its inception date. No performance is shown for Class Z Shares of the Series because they were not active prior to the date of this prospectus. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 06/30/2020): 5.93%
Lowest (quarter ended 03/31/2020): (4.47)%

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class S Shares
Return Before Taxes	7.54%	3.98%	3.76%
Return After Taxes on Distributions	6.37%	2.96%	2.39%
Return After Taxes on Distributions and Sale of Series Shares	4.44%	2.60%	2.38%
Class I Shares – Return Before Taxes	7.74%	4.23%	3.94%
Class W Shares – Return Before Taxes	8.29%	4.26%	3.90%
Indices: (reflect no deduction for fees, expenses, or taxes)
FTSE 3-Month Treasury Bill Index	0.58%	1.16%	0.60%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ Portfolio Management Team:
Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2008.
Brad Cronister, CFA®
Senior Analyst, has managed the Series since 2021.
R. Keith Harwood
Director of Credit Research, has managed the Series since 2005.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment of the Class S shares of the Series is $2,000. The minimum initial investment for the Class I and Class Z shares of the Series is $1,000,000. The minimum initial investments of the Class S, Class I and Class Z shares are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the Class S shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum initial investment for the Class W shares. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase and redemption orders.
Shares of the Series may be purchased from time to time by the Advisor for the accounts of its advisory clients who utilize discretionary account management services provided by the Advisor or its affiliates. Purchases and sales of Series shares for these clients are made at the Advisor’s discretion pursuant to client authorization.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Series’
Principal Investment Strategies
and Principal Risks
More Information About the Series’ Principal Investments
Equity securities — Equity securities are primarily common stocks of U.S. and foreign companies.
Foreign securities — Foreign securities include foreign stocks and ADRs and other U.S. dollar and non-U.S. dollar denominated securities, including those in emerging markets. ADRs are securities listed and traded in the United States but represent an ownership interest in securities issued by a foreign issuer. ADRs are subject to many of the risks associated with investing directly in foreign securities, which are described below.
Fixed income securities — Fixed income securities may be issued by the U.S. Government or any of its agencies or instrumentalities, foreign governments or any of their agencies or instrumentalities, supranational entities such as the World Bank, and U.S. and foreign companies. Certain U.S. and foreign fixed income securities are not guaranteed or insured by the U.S. or foreign government. These securities may be backed solely by their issuers’ ability to borrow from their government or by the credit of their issuers.
Investments in fixed income securities may have all types of interest rate payment and reset terms, and may include mortgage-backed and asset-backed securities.
Municipal securities — Municipal securities may be issued by a state and its political subdivisions, agencies and instrumentalities or by other governmental entities. These issuers may also be located in the District of Columbia, Puerto Rico, and other U.S. territories and possessions. Tax exempt municipal securities are securities the income from which is exempt from federal income tax, including the AMT.
Mortgage-backed securities — Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include residential mortgages and commercial mortgages.
Asset-backed securities — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.
High-yield securities (junk bonds) — High-yield securities are lower-rated fixed income securities often referred to as “junk bonds.” These securities offer a higher yield compared to investment grade securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. In addition, foreign countries with political or economic instability may issue high-yield securities. Issuers of high-yield securities may, therefore, have more difficulty making scheduled payments of principal and interest. Compared to investment grade securities, high-yield securities are influenced more by changes in the financial and business position of the issuer than by changes in interest rates.
Currency hedging — In order to attempt to manage the currency risk associated with owning and trading foreign securities, a Series may, but is not required to, hedge against changes in the value of foreign currencies relative to the U.S. dollar primarily through the use of forward foreign currency exchange contracts. These derivatives may be used to hedge against changes in the value of foreign currencies relative to the U.S. dollar in connection with specific transactions or portfolio positions.
Options — An option is the right to buy or sell an instrument at a specific price before a specific date. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. When the Advisor wishes to sell a security at a specified price, it may seek to generate additional gains for a Series by writing (selling) “covered call” options on the underlying security. A call option is “covered” if the Series either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire the security.
Futures — Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset on a specified date and at a specified price. A Series may trade different types of futures contracts, including contracts based on fixed income securities, interest rates and currencies.
Swaps — Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities, and a predetermined notional amount. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. A credit default swap enables a party to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation.
Mortgage dollar rolls — Mortgage dollar rolls are transactions in which a Series sells a mortgage-backed security and simultaneously contracts to purchase similar securities on a specified future date at a predetermined price. They simulate an investment in mortgage-backed securities and may enhance a Series’ returns and reduce its administrative burdens compared with holding mortgage-backed securities directly.
ETFs — ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index.
Real estate companies (RECs) — RECs (including REITs and REOCs) are companies — trusts in the case of REITs — that invest primarily in commercial real estate or real estate-related loans. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. REOCs are real estate companies that engage in the development, management or financing of real estate. They typically provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that are taxed at the corporate level, unlike REITs.
Convertible securities — A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.
Bank loans — Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). A Series may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).
Inflation protected securities — Inflation protected securities are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. They may be issued by the U.S. Treasury or foreign governments and U.S. and foreign corporations. The relationship between an inflation protected security and its associated inflation index affects both the sum a Series is paid when the security matures and the amount of interest that the security pays the Series. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decreases. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Series receives the adjusted principal or the original principal, whichever is greater.
Preferred stock — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.
Business development companies (BDCs) — BDCs are a type of closed-end fund regulated under the Investment Company Act of 1940 (1940 Act). BDCs typically invest in and lend to small- and medium-sized private companies that may lack access to public equity markets for capital raising. The 1940 Act imposes certain constraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Additionally, BDCs must make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). BDCs have expenses associated with their operations. Accordingly, a Series will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.
Master limited partnerships (MLPs) — MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in the Internal Revenue Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.
More Information About the Series’ Principal Risks
In addition to the principal risks discussed in the individual Series’ Summary sections, certain Series are subject to additional risks as illustrated by the following table. The degree to which each risk applies to a specific Series depends on the holdings of that Series. More information on each risk is provided below the table.

	Core Bond Series	Credit Series	Diversified Tax Exempt Series	High Yield Bond Series	New York Tax Exempt Series	Real Estate Series	Unconstrained Bond Series
Management risk	x	x	x	x	x	x	x
Market risk	x	x	x	x	x	x	x
Equity risk						x
Large-cap risk						x
Small- and mid-cap risk						x
Foreign securities risk	x	x		x		x	x
Emerging markets risk				x		x	x
Currency risk						x	x
Risks related to currency hedging and forward contracts							x
Interest rate risk	x	x	x	x	x	x	x
Credit risk	x	x	x	x	x	x	x
U.S. Government securities risk	x	x					x
Mortgage-backed securities risk	x	x					x
Prepayment and extension risk	x	x	x	x	x	x	x
High-yield securities risk				x		x	x
Risks of lower-rated investment grade securities	x	x	x		x	x	x
Risks of mortgage dollar rolls	x						x
Asset-backed securities risk	x	x					x
Bank loan risks				x			x
Municipal securities risk	x	x	x		x
Concentration in New York tax exempt securities risk					x
Options risk						x	x
Futures risk	x	x		x			x
Swaps risk							x
Risks related to ETFs	x	x		x		x	x
Preferred stock risk							x
Real estate investment risk						x
Risks related to real estate companies						x
Risks of initial public offerings						x
Inflation protected security risk	x						x
Convertible securities risk	x	x		x		x	x
Sector focus risk	x	x		x			x
LIBOR replacement risk	x						x
Non-diversification risk		x
Portfolio turnover risk	x	x
Liquidity risk	x	x	x	x	x	x	x
Large redemption risk	x	x	x	x	x	x	x

Management risk — The investment performance of a Series depends largely on the skill of key personnel and investment professionals of the Advisor. The Advisor will apply investment techniques and risk analyses in making investment decisions for a Series and there can be no guarantee that these will produce the desired results. The Series’ investment strategies permit investments to be made in a broad range of issuers, securities and transactions. Within these parameters, the Advisor will make investment decisions for a Series as it deems appropriate. No assurance can be given that a Series will be successful in obtaining suitable investments, or that if such investments are made, the objectives of the Series will be achieved.
Market risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. The Series’ net asset value (NAV) per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which the Series invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests, which in turn could negatively impact the Series’ performance and cause losses on your investment in the Series. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. The returns on large-cap stocks may underperform other types of investments, such as small- or mid-cap stocks.
Small- and mid-cap risk — Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies. As a result, the prices of smaller companies owned by a Series may be volatile.
Foreign securities risk — Investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The securities of foreign companies may also experience more rapid or extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments — U.S. securities, for instance — the performance of a Series that holds foreign securities may lag these investments. A Series’ investments in foreign securities may be subject to foreign withholding and other taxes. Although in some countries all or a portion of these taxes are recoverable, the non-recovered portion will reduce the income received by a Series. In addition, a Series’ investments in foreign securities may increase or accelerate the Series’ recognition of ordinary income or may affect the timing or amount of the Series’ distributions. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in the Series having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Series to incur losses.
Emerging markets risk — Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Series' investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.
Currency risk — Investments in securities denominated in, and/or receiving revenues in, foreign currencies will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the security would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad.
Risks related to currency hedging and use of forward contracts — A hedging strategy relies upon the ability of the Advisor to accurately predict movements in currency exchange rates. In addition, a Series could be exposed to risk if the counterparty to a forward contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably relative to the U.S. dollar. Also, there may not be an exact relationship between changes in the prices of a forward foreign currency exchange contract and the underlying currency. A Series' use of forward contracts is also subject to liquidity risk, which is discussed below.
Interest rate risk — Investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a Series’ yield will change over time. During periods when interest rates are low, a Series’ yield (and total return) also may be low. Changes in interest rates also may affect a Series’ share price: a sharp rise in interest rates could cause a Series’ share price to fall. This risk is greater when a Series holds bonds with longer maturities, and is heightened given that interest rates in the U.S. are near historic lows.
Credit risk — Investments in fixed income securities are subject to the risk of a decline in the credit quality of the issuer and the risk that the issuer or guarantor of the security fails to make timely principal or interest payments or otherwise honor its obligations. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds. Given the total size of the junk bond market, junk bonds can be less liquid than investment grade bonds.
U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources and, therefore, such obligations are not backed by the full faith and credit of the United States government. Also, any government guarantees on securities a Series owns do not extend to the shares of the Series itself.
Mortgage-backed securities risk — Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a Series’ mortgage-backed securities and, therefore, to assess the volatility risk of the Series. Commercial mortgage-backed securities are less susceptible to prepayment risk because commercial mortgages may have prepayment penalties or prepayment lock out periods. The repayment of loans secured by income-producing properties, however, is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate or the existence of independent income or assets of the borrower. The privately issued mortgage-backed securities in which a Series invests are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.
Prepayment and extension risk — Investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause a Series to hold securities paying lower-than-market rates of interest, which could hurt its yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Series may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of a Series because it will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.
High-yield securities risk—High-yield securities (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade securities, high-yield securities are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high-yield securities (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high-yield securities and may be near default. High-yield securities rated D are in default. Market developments and the financial and business conditions of the issuers of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade securities.
Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions. If a security purchased by a Series is downgraded below investment grade after purchase, the Advisor will review the security to determine if it remains an appropriate investment.
Risks of mortgage dollar rolls — A Series' mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement. A Series' use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Series.
Asset-backed securities risk— Repayment of asset-backed securities depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Series will be unable to possess and sell the underlying collateral and that the Series' recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Series may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.
Bank loan risks — Bank loans are, generally, non-investment grade (junk bond) floating rate instruments. In connection with purchasing participations, a Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Series may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Series will assume the credit risk of both the borrower and the lender that is selling the participation. When a Series purchases assignments from lenders, the Series will acquire direct rights against the borrower on the loan. A Series may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Series’ ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.
Furthermore, transactions in many loans settle on a delayed basis, and the Series may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Series’ redemption obligations.

Bank loans may not be considered “securities,” and purchasers, such as the Series, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Municipal securities risk — State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. To the extent that a Series invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including natural disasters and terrorist activities, erosion of the tax base and changes in the economic climate. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by a Series. Any changes in the financial condition of municipal issuers also may adversely affect the value of a Series’ securities. Tax exempt municipal securities are securities the income from which, in the opinion of the securities’ counsel, is exempt from federal income tax, including the AMT, and certain state income taxes. Neither the Advisor nor the Series guarantee that these opinions are correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments a Series buys as tax- exempt are later ruled to be taxable, a portion of that Series’ income could be taxable.
Concentration in New York tax exempt securities risk — In addition to the general risks of investing in municipal securities discussed above, the New York Tax Exempt Series will be particularly sensitive to economic and political developments in the State of New York. Constitutional or statutory requirements may limit the state’s power to raise revenues or increase taxes and to meet its obligations. In addition, changes to New York laws or regulations may impair the ability of issuers of municipal securities to repay principal or to pay interest. The amount of information about the condition of an issuer of New York tax exempt securities may not be as extensive as information regarding a corporate issuer whose securities are publicly traded.
New York’s economy is heavily dependent on the financial activities sector. As a result, economic problems or factors affecting the financial activities sector may have a disproportionate impact on New York municipal securities and entities issuing these securities. While New York’s economy has exhibited signs of growth, this growth may be slow as the State continues to face significant fiscal challenges including a relatively high unemployment rate and structural budget deficits. A future economic downturn could significantly hurt the economic and fiscal condition of the State and, consequently, the value of its municipal securities. Any deterioration of New York’s fiscal situation increases the risk of investing in New York municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of New York municipal securities and the net asset value (NAV) and/or yield of the Series will experience greater volatility.
Options risk — A Series' use of options involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Risks associated with a Series' use of options include: (i) there may be an imperfect or no correlation between the movement in prices of options and the instruments underlying them; (ii) the buyer of an option assumes the risk of losing the entire premium invested in the option; (iii) while a Series will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security; and (iv) there may not be a liquid secondary market for options. Liquidity risk is further described below.
Futures risk — A Series’ use of futures involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Risks associated with a Series’ use of futures contracts include: (i) futures involve a high degree of leverage because they require only a small initial investment in the form of a deposit or margin; (ii) there may be an imperfect or no correlation between the movement in prices of futures and the instruments underlying them; (iii) there may not be a liquid secondary market for futures; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures. Liquidity risk is further described below.
Swaps risk — A Series’ use of swaps involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Risks associated with a Series’ use of swaps include: (i) swaps may involve a high degree of leverage because they are usually entered into without an initial payment, but can create investment exposures on their notional amounts; (ii) there may be an imperfect or no correlation between the movement in prices of swaps and the instruments underlying them; (iii) the counterparty to a swap may default or otherwise become unable to honor its obligation to a Series; (iv) swaps may be difficult to value; and (v) there may not be a liquid secondary market for swaps. Liquidity risk is further described below.
Risks related to ETFs — ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Series invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.
Preferred stock risk — Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Series’ investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.
Real estate investment risk — Real estate securities are subject to the risks associated with the direct ownership of real estate, including, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.
Risks related to real estate companies — The following risks may apply to all real estate companies (RECs) or specifically to real estate investment trusts (REITs):
•	Investments in RECs are subject to the risks associated with the direct ownership of real estate, which are described above.
•	RECs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type.
•	RECs are subject to heavy cash flow dependency and defaults by borrowers.
•	REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940 (1940 Act). The failure of a company to qualify as a REIT under federal tax law or to maintain its exemption from registration under the 1940 Act may have adverse consequences.
•	In the event of a default by a borrower or lessee, a REC may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
•	RECs have their own expenses, and a Series will bear a proportionate share of those expenses.
•	RECs may be affected by changes in the value of the underlying properties in their portfolios. Mortgage REITs may also be affected by the credit quality of any loans in their portfolios.
•	REITs are subject to substantial dividend requirements which may result in a need to raise additional capital or face self-liquidation.
Risks of initial public offerings — The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Series to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders. When a Series' asset base is small, a significant portion of its performance could be attributable to investments in IPOs because such investments would have a magnified effect on the Series. As a Series' assets grow, the effect of the Series' investments in IPOs on the Series' performance probably will decline, which could reduce the Series' performance. Because of the price volatility of IPO shares, a Series may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Series' portfolio and lead to increased expenses to the Series, such as commission and transaction costs. By selling IPO shares, a Series may realize taxable gains it will subsequently distribute to shareholders.
Inflation protected security risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, the principal values of inflation protected securities, and the interest payments based thereon, are periodically adjusted up or down along with the rate of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

Convertible securities risk — The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (“junk bond”) or may not be rated, and are subject to credit risk, which is discussed above.
Sector focus risk — To the extent a Series focuses or concentrates its investments in a particular sector or sectors, the Series will be more susceptible to events or factors affecting companies in those sectors. For example, the values of securities of companies in the same sector may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market or political developments specific to the particular sector or sectors.
LIBOR replacement risk – The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Series investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the future of LIBOR and the mature of any replacement rate. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Series. The effect of any changes to, or discontinuation of, LIBOR on the Series will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Series until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
Non-diversification risk — The Credit Series is non-diversified which means that it may invest in the securities of relatively few issuers. As a result, the Series may be susceptible to a single adverse economic, political or regulatory occurrence affecting one or more of those issuers, and may experience increased volatility due to its investments in those securities.
Portfolio turnover risk — Active and frequent trading of portfolio securities often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by a Series. Shareholders may pay tax on such capital gains.
Liquidity risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including declines in dealer market-making capacity for fixed income securities. A Series' investments in illiquid securities may reduce the returns of that Series because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of a Series’ shares. Redemptions by these institutions or individuals in a Series may impact the Series’ liquidity and NAV. These redemptions may also force a Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
Defensive Investing
Each Series may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During such times, a Series may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. If a

Series takes a temporary defensive position, it may be unable to achieve its investment goal.
Investment Strategy and Goal
The investment goals (described above under “Investment Goal” in each Series’ summary section), of the Diversified Tax Exempt Series, High Yield Bond Series, and New York Tax Exempt Series are fundamental policies and may not be changed without obtaining the approval of the respective Series’ shareholders.
The investment goals of the Core Bond Series, Credit Series, Real Estate Series, and Unconstrained Bond Series are not fundamental policies, and the Series’ Board of Directors may change these goals without obtaining the approval of the shareholders of these Series. If there is a material change in a non-fundamental investment goal of a Series, shareholders will be notified thirty (30) days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs.
The Series may not succeed in achieving their goals.
Each of the Core Bond Series, Credit Series, High Yield Bond Series, Real Estate Series, and Unconstrained Bond Series will notify its shareholders at least sixty (60) days before changing its investment strategy to invest, under normal circumstances, at least 80% of its assets in the type of securities suggested by its name.
Management
The Advisor
The Series’ advisor is Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450 (“Manning & Napier” or the “Advisor”). Manning & Napier is registered as an investment advisor with the SEC. The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) with respect to the Series. Therefore, the Series are not subject to registration or regulation under the CEA.
As of December 31, 2020, Manning & Napier managed $20.1 billion for individual and institutional investors. The Advisor is responsible for the day-to-day portfolio management of the Series and generally oversees the Series’ overall business affairs, service providers and officers.
Portfolio Managers
The following investment professionals serve on the Series’ Portfolio Management Teams, as noted. Each Portfolio Management Team member is jointly and primarily responsible for making investment decisions for the respective Series.
Elizaveta Akselrod, Senior Analyst, Fixed Income Group
Joined the Advisor in 2006. Senior Analyst since 2021. Previous position held in the last five years: Analyst, Fixed Income Group, 2015 – 2020. Member of the following Portfolio Management Team: Tax Exempt Series (since 2015).
Marc Bushallow, CFA®, Managing Director of Fixed Income
Joined the Advisor in 2008. Managing Director of Fixed Income since 2015. Member of the following Portfolio Management Teams: Core Bond Series (since 2008); Unconstrained Bond Series (since 2008); High Yield Bond Series (since 2008); Tax Exempt Series (since 2015); and Credit Series (since 2020).
Brad Cronister, CFA®, Senior Analyst
Joined the Advisor in 2010. Senior Analyst since 2021. Previous positions held in the last five years: Analyst, 2017 – 2020; Senior Associate, 2015 – 2017. Member of the following Portfolio Management teams: Core Bond Series (since 2021) and Unconstrained Bond Series (since 2021).
Scott Friedman, CFA®, Analyst
Joined the Advisor in 2008. Analyst since 2019. Previous positions held in last five years: Junior Analyst 2016 – 2018. Member of the following Portfolio Management Teams: High Yield Bond Series (since 2021).
R. Keith Harwood, Director of Credit Research
Joined the Advisor in 1997. Director of Credit Research since 2015. Member of the following Portfolio Management Teams: High Yield Bond Series (since 2003); Core Bond Series (since 2005); Unconstrained Bond Series (since 2005); and Credit Series (since 2020).
Elizabeth H. Mallette, CFA®, Senior Analyst, Real Estate Group and Capital Goods & Services Group
Joined the Advisor in 2006. Senior Analyst since 2017. Previous positions held in the last five years: Analyst, Equity Income Group, 2015 – 2017. Member of the following Portfolio Management Team: Real Estate Series (since 2013).
Joseph R. Rydzynski, CFA®, Analyst, Real Estate Group
Joined the Advisor in 2009. Analyst since 2019. Previous positions held in last five years: Junior Analyst, Equity Income Group, 2015 – 2019. Member of the following Portfolio Management Team: Real Estate Series (since 2015).
Corey A. Van Lare, CFA®, Senior Analyst, Real Estate Group
Joined the Advisor in 2011. Senior Analyst since 2021. Previous positions held in the last five years: Analyst, Real Estate Group, 2019 – 2020; Junior Analyst, Equity Income Group, 2017 – 2019; Senior Research Associate, Equity Income Group, 2015 – 2017. Member of the following Portfolio Management Team: Real Estate Series (since 2018).

The Statement of Additional Information (SAI) contains additional information about the Series’ management team, including the structure of their compensation, their role in managing other accounts, and their ownership of securities in the Series.
Discretionary Investment Accounts
The Advisor and its affiliates may use the Series within discretionary investment accounts. From time to time, these discretionary accounts may hold a substantial portion of the outstanding shares of the Series, and transactions in shares of the Series for such accounts may have an impact upon the size and operations of the Series. For instance, transactions in shares of the Series for these accounts may cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect fund performance and increase the likelihood of capital gain distributions. In addition, the Series’ assets may be significantly less during times when these discretionary accounts are not invested in the Series, which would cause the Series’ remaining shareholders to bear greater portions of the Series’ fixed operating expenses, subject to any fee waiver then in effect.
Management Fees
In return for services it provides to each Series, the Advisor receives an annual management fee, which is computed daily and payable monthly by each Series as described below. The Advisor has contractually agreed to waive the management fee for the Class W shares. In addition, the Advisor has contractually agreed to limit total direct annual fund operating expenses, exclusive of Rule 12b-1 Fees (as defined below) and waived Class W management fees (collectively, “excluded expenses”), as shown below. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
A discussion regarding the basis for the Board of Directors’ approval of each Series’ investment advisory agreement is available in the Series’ semi-annual report dated June 30, 2020, which covers the period January 1, 2020 through June 30, 2020.
Annual Management Fee (As a Percentage of Average Daily Net Assets)
Series	Contractual Management Fee	Contractual Expense Limitation		Actual Management Fee Paid for Year Ended 12/31/2020[1]
Core Bond Series	0.25%	Class I and S Class W Class Z	0.45% 0.05% 0.30%	0.00%*
Credit Series	0.25%	Class W	0.10%	0.00%*
Diversified Tax Exempt Series	0.50%	Class A Class W	0.85% 0.35%	0.01%
High Yield Bond Series	0.40%	Class I and S Class W Class Z	0.65% 0.10% 0.50%	0.00%*
New York Tax Exempt Series	0.50%	Class A Class W	0.85% 0.35%	0.01%
Real Estate Series	0.60%	Class I and S Class W Class Z	0.85% 0.10% 0.70%	0.15%
Unconstrained Bond Series	0.30%	Class I and S Class W Class Z	0.50% 0.05% 0.35%	0.00%*
* Less than 0.01%.
1 Reflects the actual amount paid, including the effects of fee waivers and expense reimbursements.
The Distributor
The Series’ shares are offered on continuous basis through the Fund’s principal underwriter, Manning & Napier Investor Services, Inc. (the Distributor).
Payments to Broker-Dealers and Other Financial Intermediaries
Distribution and Shareholder Service (12b-1) Fees
Class S shares of the Series are subject to an annual distribution and shareholder services fee (a Rule 12b-1 Fee) of up to 0.25% of the Class’s average daily net assets in accordance with a distribution and shareholder services plan (the Rule 12b-1 Plan) adopted by the Fund’s Board of Directors pursuant to Rule 12b-1 under the 1940 Act. The Rule 12b-1 Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Class S shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class S shares of the Series. Generally, the Rule 12b-1 Fee will not be retained by the Distributor but will instead be reallowed to financial intermediaries who provide these services.
Expenses and services for which the Distributor or another intermediary or agent may be compensated include, without limitation, expenses (including overhead and telephone expenses) of, and compensation to, employees of the Distributor or of intermediaries who engage in distribution or servicing of Class S shares, printing of prospectuses and reports for other than existing Class S shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Fund to such persons. The Rule 12b-1 Plan is of the type known as a “compensation” plan. This means that the fees are payable to compensate the Distributor or intermediary for services rendered even if the amount paid exceeds the Distributor’s or intermediary’s expenses. Because these fees are paid out of the Series’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.
Other share classes are not subject to a Rule 12b-1 Fee.
Other Payments by the Fund
The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Rule 12b-1 Fee payable under the Rule 12b-1 Plan of the Fund.
Payments by the Advisor and/or its Affiliates
The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any payments made to financial intermediaries by the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.
The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by a Series or its shareholders. Such payments may provide an incentive for the financial intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend a Series over another investment.
Choosing a Share Class
The Core Bond Series, High Yield Bond Series, Real Estate Series, and Unconstrained Bond Series offer four classes of shares: Class I, Class S, Class W, and Class Z shares. The Diversified Tax Exempt Series and New York Tax Exempt Series offer two classes of shares: Class A shares and Class W shares. The Credit Series offers one class of shares: Class W shares. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class I, Class S, Class A, Class W, and Class Z shares. Contact your financial intermediary or the Fund for more information about the Series’ share classes and how to choose among them.

CLASS NAME	ELIGIBLE INVESTORS	INVESTMENT MINIMUMS	DISTRIBUTION AND SERVICES (12b-1) FEE
Class I	Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts; employee benefit plans; individual investors; and certain financial intermediaries.	Initial – $1,000,000 Minimum Balance Requirement $1,000,000	None
Class S	Individual or institutional investors; employee benefit plans, such as defined benefit plans, defined contribution plans, and 401(k) plans; and certain financial intermediaries.	Initial – $2,000 Minimum Balance Requirement $1,000	0.25%
Class A	Individual or institutional investors and certain financial intermediaries.	Initial – $2,000 Minimum Balance Requirement $1,000	None
Class W	Discretionary investment accounts and other funds managed by the Advisor.	Initial – None Minimum Balance Requirement None	None
Class Z	Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts; employee benefit plans; individual investors; and certain financial intermediaries.	Initial – $1,000,000 Minimum Balance Requirement $1,000,000	None
The minimum initial investment and minimum balance requirements for Class I, Class S, and Class Z shares are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. The minimum initial investment and minimum balance requirements for Class A shares are waived for discretionary investment accounts of the Advisor. In addition, the minimum investment and minimum balance requirements of the Class S and Class A shares are waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. The Fund reserves the right to change or waive a Class’s investment minimums in its sole discretion.
Class I, Class S, Class A, and Class Z shares are available for direct investment from the Fund or through certain financial intermediaries that have entered into an agreement with the Fund’s Distributor. Financial intermediaries include financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you are purchasing your shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.
If you purchase your shares through an intermediary, your financial intermediary may impose different or additional conditions than the Series on purchases, redemptions and exchanges of shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, and trading restrictions. Your financial intermediary may independently establish and charge you fees, which may include commissions, transaction fees and account fees in addition to the fees charged by the Series. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your financial intermediary directly for information regarding these conditions and fees. The Series are not responsible for the failure of your financial intermediary to carry out its responsibilities.
You or your financial intermediary may request that the shares in your account be converted to another share class with lower total expenses if you meet the eligibility requirements of the other share class. In addition, certain financial intermediaries have arranged for the Fund to automatically implement such conversions in specified circumstances for shares held through the financial intermediary or in an account established directly with the Fund through the financial intermediary.
The Fund reserves the right to determine which potential investors qualify as eligible investors for each share class. Shares of a class held by a non-eligible investor are subject to involuntary redemption by the Fund.
If your account no longer meets the minimum balance requirement for a share class, the Fund may automatically convert the shares in the account to another share class or redeem your shares, as appropriate. The Fund will notify you in writing before any mandatory conversion or redemption occurs.

How to Buy, Exchange, and Redeem Shares
Actions by Authorized Representative
Shareholders who establish an account directly with the Fund through a financial intermediary have authorized the registered representative of such intermediary indicated on the account application or subsequent documentation to perform transactions in the Series’ shares and certain account maintenances on behalf of the shareholders.
Discretionary Investment Accounts
For discretionary investment account clients of the Advisor or its affiliates, investment decisions pertaining to purchases and sales of Fund shares are made at the Advisor’s discretion.
All orders to purchase and redeem shares on behalf of discretionary investment account clients of the Advisor and its affiliates will be processed at the NAV next determined after receipt by the transfer agent of a duly completed purchase or redemption order transmitted by the Advisor to the transfer agent. There is no minimum initial investment for discretionary investment account clients.
The instructions provided below apply to all other investors.
How to Obtain Forms
You can obtain the forms referenced in the following sections by going to the Fund’s website at www.manning-napier.com/fundapps or by calling 1-800-466-3863.
How to Buy Shares
Shareholders holding shares through a financial intermediary should contact their intermediary to learn how to place orders to buy shares. Shareholders holding shares directly with the Fund may purchase shares directly from the Fund, as described below.
The initial minimum investment for the Series’ Class S shares and Class A shares is $2,000. The initial minimum investment for the Series’ Class I and Class Z shares is $1,000,000. There is no minimum initial investment for the Series’ Class W shares. The minimum initial investments of Class I, Class S and Class Z shares are waived for certain qualified retirement plans. In addition, the Class S and Class A shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. The minimum initial investments of the Class I, Class S, Class A and Class Z shares are waived for discretionary investment accounts of the Advisor. Employees, officers and directors of the Advisor or its affiliates, and immediate family members of such persons, are not subject to any minimum initial investment in the Series.
The Fund reserves the right to change or waive the Series’ investment minimums in its sole discretion. The Fund also reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders. The Fund does not generally accept investments by non-U.S. persons or certain U.S. persons living outside the U.S. Such persons may be permitted to invest in the Fund under certain limited circumstances.
Check Acceptance Policy
The Fund reserves the right to reject certain forms of payment for share purchases. Investments that are received in an unacceptable form will be returned. The Fund maintains a check acceptance policy for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks or money orders.
Customer Identification Policy
Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. Please review your account application for additional information.
The Fund will not accept a P.O. Box as a primary address. A physical address must be used. A P.O. Box may be used as a mailing address only.
By Mail
Opening an account
•	Send a check payable to Manning & Napier Fund, Inc. with the completed original account application.
The address is:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
•	To request an account application, refer to the section How to Obtain Forms.
Adding to an account
•	Send a check payable to Manning & Napier Fund, Inc. and a letter of instruction with the name of the Series and share class to be purchased and the account name and number to the above address.
By Wire
Opening or adding to an account
•	After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, call
1-800-466-3863 for wire instructions. Wire instructions

are also available at www.manning-napier.com/fundapps under the General Forms section. Refer to the “Delivery Instructions.”
By Telephone
Adding to an Account
•	You may use the Telephone Purchase feature to add to an existing account. To use this service, call
1-800-466-3863 to request a debit from your pre-authorized checking account. Your bank must be a member of the Automated Clearing House (ACH) to use this feature. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your call that both the NYSE and banks are open).
Through the Internet
Adding to an Account
•	If you are a registered user of the Fund’s website, you may use the Internet to add to an existing account by requesting a debit from your bank account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your order that both the NYSE and banks are open).
Automatic Investment Plan
You may participate in the Automatic Investment Plan by completing the applicable section of the account application (for new accounts) or by completing the appropriate section of the form titled “Account Maintenance Form – Financial EFT Bank Change” (for existing accounts). Through the plan, you can authorize transfers of a specified amount from your bank account into a Series on a regular basis. The minimum amount of each investment is $25. If you have insufficient funds in your account to complete a transfer, your bank may charge you a fee. To request an account application or form, refer to the section How to Obtain Forms.
How to Exchange Shares
Subject to the conditions discussed in the “Excessive Trading” section below, shareholders may exchange shares of a Series for a class of shares of any other Series of the Fund currently available for investment if the registration of both accounts is identical and the exchange order and shareholder meet the minimum investment and other requirements for the Series and class into which they are exchanging. Please read the prospectus of the Series into which you wish to exchange prior to requesting the exchange. The Fund may alter, limit or suspend its exchange privilege on 60 days’ notice.
The Fund’s exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”
An exchange involves a redemption of shares surrendered in the exchange, and therefore it may cause the shareholder to realize a gain that may be subject to income tax. However, an exchange between share classes in the same Series is not reported as a taxable sale.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to exchange shares. Shareholders holding shares directly with the Fund may exchange shares directly with the Fund, as described below.
By Mail
•	Send a letter of instruction or a completed “Fund Exchange Request Form” to Manning & Napier Fund, Inc. at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear on the account registration.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
By Telephone
•	Unless you have declined telephone privileges, call the Fund at 1-800-466-3863.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to exchange shares between Series. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund”

to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Any exchanges made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
How to Redeem Shares
The Fund typically expects to pay out redemption proceeds to redeeming shareholders within one business day following receipt of shareholder redemption requests. The Fund may, however, postpone payment of redemption proceeds for up to seven days. In addition, the Fund may suspend redemptions or postpone payment of redemption proceeds for longer than seven days when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).
The Fund may sell portfolio assets, hold cash or cash equivalents, draw on a line of credit, use short-term borrowings from its custodian, and/or redeem shares in-kind (as described below), as necessary, to meet redemption requests.
A Medallion Signature Guarantee may be required for certain redemption requests, such as redemption requests over $100,000 sent to an address other than a pre-designated bank account. Likewise, certain types of account maintenance, such as address changes, result in a thirty calendar day hold on your account during which any redemption requests via check to the new address must include a Medallion Guarantee.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to redeem shares. Shareholders holding shares directly with the Fund may place redemption orders directly with the Fund, as described below.
By Mail
•	Complete the applicable form or send a letter of instruction to Manning & Napier Fund, Inc. at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear in the account registration.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	To obtain a form, refer to the section How to Obtain Forms.
•	Additional documentation, including Medallion Guarantees, may be required (call the Fund for details).
By Telephone
•	Unless you have declined telephone privileges, call us at 1-800-466-3863.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
•	Redemption proceeds from sales requested by telephone will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account.
•	Amounts over $100,000 may only be sent to a pre-designated bank account.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to redeem shares from your account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Proceeds from redemptions requested over the Internet will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account. Amounts over $100,000 may only be sent to a pre-designated bank account. Any redemptions made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
Investment and Account Information
More About Purchases, Exchanges, and Redemptions
All orders to purchase, exchange, or redeem shares must be sent to the transfer agent at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account or to an authorized financial intermediary.
Transaction requests received in good order (i.e., with all required information, and, as relevant, signatures, documentation and upon verification by the Fund (or its agent) of ACH information) before the close of regular trading on the NYSE on a business day will be executed at that day’s share price. The close of regular trading is typically 4:00 p.m. Eastern time, although it may be earlier. Transaction requests received in good order after the close of regular trading will be processed at the NAV next determined after receipt. The Fund is open for business each day the NYSE is open. All orders must include the required documentation and signatures, and all purchase orders must be accompanied by proper payment.
The Fund has authorized a number of financial intermediaries to accept purchase and redemption orders on its behalf, and those intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.
The Series’ distributor imposes no sales charge on purchases and redemptions of shares of the Series. However, your financial intermediary may charge you a transaction fee on purchases and redemptions.
Excessive Trading
The Series are intended for long-term investment purposes only. Do not invest in the Fund if you are a market timer. The Fund’s Board of Directors has adopted policies and procedures designed to detect and deter “market timing” or other types of excessive short-term trading by shareholders. Excessive trading into and out of a Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Series’ investment strategies, triggering the recognition of taxable gains and losses on the sale of the Series’ investments, requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, the Fund may, in its sole discretion, reject or limit purchase orders (including purchases by exchange) by an investor or group of investors for any reason without prior notice, including when it believes in its sole discretion that the trading activity in the account(s) would be detrimental to a Series. For purposes of applying these policies, the Fund and its service providers may consider the trading history of accounts under common ownership or control.
Shareholders may make up to 2 “round trips” during any 90 day period. A “round trip” is defined as a purchase or exchange into a Series followed by a redemption or exchange out of the same Series. After the second “round trip”, the Fund may block for a period of 90 days additional purchases and exchange purchases into the Fund from your account or any account with the same tax identification number or broker identification number.
The following types of transactions will be exempted from these procedures:
•	Transactions under certain monetary thresholds that have been determined by the Fund, in its sole discretion, not to be harmful or disruptive to the Series
•	Systematic withdrawals
•	Automatic investments (including investments made by payroll deduction)
•	Mandatory distributions from IRAs and retirement plans
•	IRA transfers and rollovers
•	Roth IRA conversions and re-characterizations
•	Reinvestments of dividends and capital gains
The Fund’s ability to monitor trades that are placed by individual shareholders through omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that the Fund does not have direct access to the underlying shareholder account information. However, the Fund and/or its service providers monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund and/or its service providers have entered into agreements with such financial intermediaries that require the financial intermediaries to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may require the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Series. Transactions placed by shareholders through financial intermediaries in violation of the Fund’s excessive trading policy may be cancelled or the shares purchased may be redeemed by the Fund.
The Fund may also defer to a financial intermediary’s frequent trading policies with respect to those shareholders who invest in a Series through such intermediary. The Fund will defer to an intermediary’s policies only after the Fund determines that the intermediary’s frequent trading policies adequately protect Series shareholders. Transactions by Series shareholders investing through such intermediaries will be subject to the restrictions of the intermediary’s frequent trading policies, which may differ from those of the Fund. Shareholders who invest through financial intermediaries should consult with their intermediaries to determine the frequent trading restrictions that apply to their Series transactions.
The Fund and its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board of Directors. Despite these efforts, however, the Fund and its service providers may not be able to detect or prevent all instances of short-term trading in the Series, and, as a result, frequent trading could adversely affect a Series and its long-term shareholders as discussed above. For example, certain investors who engage in market timing and other short-term trading activities may employ a variety of techniques to avoid detection. Further, the detection of frequent trading patterns and the blocking of further trading are inherently subjective and therefore involve some selectivity in their application. The Fund and its service providers, however, seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Series’ long-term shareholders.
The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.
Telephone and Internet Transactions
We will employ steps reasonably designed to ensure that purchase, exchange, or redemption orders placed by telephone or through the Internet are genuine, which may include recording telephone calls and requesting personally identifiable information prior to acting upon instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. We are not responsible for any losses that may occur as long as we follow procedures reasonably designed to prevent fraudulent orders. Interruptions in service may mean that a shareholder will be unable to effect a telephone or Internet order when desired. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
Accounts with Low Balances
Discretionary Investment Clients — The Fund does not impose a minimum balance requirement for discretionary investment accounts managed by the Advisor or its affiliates.
Other Shareholders — If your account falls below the minimum balance requirement for your share class (see table above) due to the redemption of shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below the minimum balance requirement after 60 days, the Fund may redeem your shares and send you the redemption proceeds, or, if shares are held directly with the Fund, automatically convert the shares in the account to another share class, as appropriate and that share class may have higher expenses.
Inactive Accounts
Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable, also known as “RPO”), or a combination of both inactivity and RPO. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder's account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder's location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder's financial intermediary (if shares are not held directly with the Fund).
For more information on unclaimed property and how to maintain an active account, please call us at 1-800-466-3863.
In-Kind Purchases and Redemptions
Securities you own may be used to purchase shares of the Series. The Advisor will determine if acquiring the securities is consistent with the Series’ goals and policies. If accepted, the securities will be valued the same way the Series values securities it already owns.
The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold.
An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued.

Medallion Guarantees and Notary Stamps
Financial transactions:
A Medallion Guarantee may be required for certain redemption requests, account transfers and other types of financial transactions. A Medallion Guarantee is a type of signature guarantee that can be obtained from most brokers, banks, savings institutions or credit unions. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic.
Non-financial transactions:
Although the Fund will accept a Medallion Guarantee for non-financial transactions, such as changing banking instructions, the Fund will also accept a notary stamp for non-financial transactions. A notary stamp can be obtained from a Notary Public, which is an official appointed by state government to serve the public as an impartial witness in performing a variety of official fraud deterrent acts related to the signing of important documents.
Please contact the Fund at 1-800-466-3863 for more information.
Valuation of Shares
The Series offer their shares at the NAV per share of the Series. Each Series calculates its NAV once daily as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each day the exchange is open. If the exchange closes early, the Series will accelerate the calculation of their NAVs and transaction deadlines to that time.
The Series generally value the securities in their portfolios on the basis of market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Advisor reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the close of the relevant market, the Series will price those securities at fair value as determined in good faith using methods approved by the Board of Directors. The Series’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Series assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
There may be limited circumstances in which a Series would price securities of U.S. companies that are traded on U.S. exchanges at fair value — for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Series calculated its NAV.
When valuing fixed income securities with remaining maturities of more than 60 days, the Series use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Series may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.
International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Series may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Series price their shares, the value a Series assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices of non-U.S. securities, the Series may consider the performance of securities on their primary exchanges, factors influencing specific foreign markets or issuers, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.
Communicating with the Manning & Napier Fund
By Phone: You can reach us at 1-800-466-3863 business days from 8:00 a.m. to 6:00 p.m. Eastern time. Telephone calls may be recorded.
By Mail:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
By Overnight Mail:
Manning & Napier Fund, Inc.
4400 Computer Drive
Westborough, MA 01584
Automated account information: You can obtain automated account information, such as share prices and account balances, 24 hours a day, 7 days a week, by calling
1-800-466-3863 or by logging into your account at www.manning-napier.com.
Disclosure of the Series’ Portfolio Holdings
The Series disclose their complete portfolio holdings in each Annual and Semi-Annual Report and, following the first and third fiscal quarters, in a quarterly holdings report filed with the Securities and Exchange Commission (SEC) as exhibits to Form N-PORT. Annual and Semi-Annual Reports are distributed to Series shareholders, and the most recent Reports are available on the Fund’s website at www.manning-napier.com. Quarterly holdings reports filed with the SEC are not distributed to Series shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov. In addition, the Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website. This information is provided with a lag of at least eight days. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to an exhibit to Form N-PORT). A Series may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Series or its portfolio holdings to third parties if such disclosure is deemed to be for a legitimate business purpose and the information is deemed to be non-material. A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.
Dividends, Distributions, and Taxes
Dividends and Distributions
The Real Estate Series generally pays dividends once a year, in December. The Core Bond Series, Credit Series, High Yield Bond Series, Tax Exempt Series, and Unconstrained Bond Series generally pay dividends four times a year, in March, June, September, and December. All the Series make capital gains distributions, if any, once a year, typically in December.
Each Series may pay additional distributions and dividends at other times if necessary for the Series to avoid incurring a federal tax.
Unless you have instructed the Fund otherwise, capital gain distributions and dividends are reinvested in additional shares of the same Series and Class that you hold. Alternatively, you can instruct the Fund in writing or by telephone to have your capital gains and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent after the record date will not be effective until the next distribution or dividend is made. If you have elected to receive your distributions by check, all capital gain distributions and dividends less than $10 will be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Taxes
Dividends are paid from income earned on a Series’ portfolio holdings as well as from interest on its cash investments. Distributions of capital gain will be treated as long-term or short-term gain depending on how long a Series held the securities sold, without regard to how long you have owned your shares of the Series. Dividends and distributions are taxable whether received in cash or reinvested. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Series distributions; however, distributions from tax-deferred arrangements are generally subject to federal taxation.
TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually taxable as capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distribution	Taxable as long-term capital gain
Short-term capital gain distributions	Generally taxable as ordinary income
Dividends	Taxable as ordinary income unless they qualify for treatment as qualified dividend income
Tax exempt dividends	Exempt from federal income tax
Distributions of investment income reported by a Series as derived from qualified dividend income may qualify to be taxed to non-corporate shareholders at the lower rate applicable to long-term capital gains, which is currently set at a maximum rate of 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. Distributions that a Series receives from REITs, if any, generally will not be treated as qualified dividend income. Certain Series’ investment strategies will limit their ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.
If a Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
If you are a taxable investor, you may want to avoid buying shares when a Series is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.
U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). Exempt-interest dividends do not constitute “net investment income” for this purpose.
Dividends and interest received by a Series may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Series’ securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Series’ total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible to, and may, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by the Series. Pursuant to the election (if made), a Series will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If a Series makes the election, it will report annually to its shareholders the respective amounts per share of the Series’ income from sources within, and taxes paid to, foreign countries and United States possessions.
When you sell your shares in a Series, or exchange them for shares of a different fund, you will generally realize a taxable capital gain or loss for federal and state income tax purposes. If you have owned your shares of a Series for more than one year, any net long-term capital gains from the sale of shares will generally qualify for the reduced rates of federal income taxation on long-term capital gains. In calculating your gain or loss on any sale of shares, note that your tax basis in your shares is increased by the amounts of dividends and distributions that you have reinvested in the Series.
REITs in which a Series invests often do not provide complete and final tax information to the Series until after the time that the Series issues the tax reporting statement. As a result, the Series may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Series will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Series to its shareholders that are attributable to qualified REIT dividends received by the Series and which the Series properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Series is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
If a Series invests directly in certain investments, such as commodities and commodity-linked derivative instruments, such investments may not produce qualifying income to the Series. To the extent a Series invests in such investments directly, the Series will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with their other investments that produce non-qualifying income).
If a Series fails to qualify as a RIC and to avail itself of certain relief provisions, it would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the SAI for a more detailed discussion, including the availability of certain relief provisions for certain failures by a Series to qualify as a RIC.
A Series may invest in certain MLPs and other entities which may be treated as qualified publicly traded partnerships (“QPTP”), as defined under the Code. The net income from QPTPs is qualifying income for purposes of a Series’ qualification as a RIC under the Code. A Series’ investment in one or more of such QPTPs, however, is limited under the Code to no more than 25% of the value of the Series’ assets. A Series will monitor its investment in such QPTPs in order to ensure it qualifies as a RIC. Please see the discussion in the SAI regarding the consequences if a Series fails to qualify as a

RIC under the Code. MLPs and other partnerships that a Series may invest in will deliver Schedules K-1 to the Series to report its share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that the Series issues its tax reporting statements. As a result, the Series may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.
“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Code as eligible for a 20% deduction by non-corporate taxpayers. “Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income” tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a QPTP, as defined above. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting a RIC, such as a Series, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable a Series to pass through the special character of “qualified publicly traded partnership income” to shareholders.
A Series is required to report to you and the Internal Revenue Service annually on Form 1099-B the gross proceeds of Series shares you sell or redeem and also the cost basis for shares. Cost basis will be calculated using a Series’ default method of average cost, unless you instruct a Series to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Series and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held through a financial intermediary (such as a financial advisor or broker), please contact the financial intermediary with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
If you do not provide a Series with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 24% of your distributions, dividends, and redemption proceeds.
Information Specific to Tax Exempt Series
The Diversified Tax Exempt Series and the New York Tax Exempt Series intend to pay exempt-interest dividends quarterly. Exempt-interest dividends are exempt from regular federal income tax, but they may have other tax consequences, including the federal AMT. For tax years beginning after December 31, 2017, the AMT is applicable to only non-corporate taxpayers. Distributions of exempt interest earned on the municipal securities of a particular state are also generally exempt from state income tax for residents of that state. The Diversified Tax Exempt Series will report annually the percentage of interest income received during the preceding year on tax exempt obligations, and on a state-by-state basis, the source of that income. The Diversified Tax Exempt Series and the New York Tax Exempt Series may also make distributions that are taxable to you as ordinary income or capital gains. This is the case whether you reinvest your distributions in additional shares of a Series or receive them in cash. Exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits. Because of these tax exemptions, the Diversified Tax Exempt Series and the New York Tax Exempt may not be a suitable investment for retirement plans or other tax exempt investors. In addition, the New York Tax Exempt Series may invest a portion of its assets in securities that generate income that is not exempt from New York State income tax.
This discussion is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in a Series. Additional information about the tax consequences of investing in a Series may be found in the SAI.

Financial Highlights
The financial highlights tables are intended to help you understand the Series’ financial performance for the past five years or, if shorter, the period of the Series’ operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned, or lost, on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Series’ financial statements, are included in the Series’ annual reports, which are available upon request. No financial highlights are presented for the Unconstrained Bond Series Class Z Shares because they were not active as of the date of this prospectus.
	FOR THE YEAR ENDED
Core Bond Series - Class I	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.04	$9.52	$9.84	$9.77	$9.75
Income (loss) from investment operations:
Net investment income[1]	0.17	0.24	0.25	0.21	0.18
Net realized and unrealized gain (loss) on investments	0.72	0.55	(0.31)	0.09	0.10
Total from investment operations	0.89	0.79	(0.06)	0.30	0.28
Less distributions to shareholders:
From net investment income	(0.18)	(0.27)	(0.26)	(0.22)	(0.20)
From net realized gain on investments	(0.42)	—	—	(0.01)	(0.06)
Total distributions to shareholders	(0.60)	(0.27)	(0.26)	(0.23)	(0.26)
Net asset value - End of year	$10.33	$10.04	$9.52	$9.84	$9.77
Net assets - End of year (000’s omitted)	$4,387	$5,416	$76,761	$76,407	$64,763
Total return[2]	8.93%	8.38%	(0.53%)	3.10%	2.80%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	1.67%	2.53%	2.60%	2.12%	1.86%
Series portfolio turnover	110%	66%	78%	48%	75%
*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.01%	0.06%	0.08%	0.07%	0.06%
[1]	Calculated based on average shares outstanding during the years.
[2]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

	FOR THE YEAR ENDED
Core Bond Series - Class S	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.92	$10.30	$10.62	$10.52	$10.48
Income (loss) from investment operations:
Net investment income[1]	0.16	0.23	0.24	0.20	0.17
Net realized and unrealized gain (loss) on investments	0.78	0.61	(0.32)	0.10	0.10
Total from investment operations	0.94	0.84	(0.08)	0.30	0.27
Less distributions to shareholders:
From net investment income	(0.16)	(0.22)	(0.24)	(0.19)	(0.17)
From net realized gain on investments	(0.42)	—	—	(0.01)	(0.06)
Total distributions to shareholders	(0.58)	(0.22)	(0.24)	(0.20)	(0.23)
Net asset value - End of year	$11.28	$10.92	$10.30	$10.62	$10.52
Net assets - End of year (000’s omitted)	$5,760	$2,382	$101,314	$119,137	$117,559
Total return[2]	8.67%	8.18%	(0.75%)	2.91%	2.53%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.64%	0.69%	0.70%	0.70%	0.70%
Net investment income	1.38%	2.27%	2.35%	1.86%	1.61%
Series portfolio turnover	110%	66%	78%	48%	75%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	0.07%	0.08%	0.07%	0.06%
[1]	Calculated based on average shares outstanding during the years.
[2]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

	FOR THE YEAR ENDED	FOR THE PERIOD
Core Bond Series - Class W	12/31/20	3/1/19[1] to 12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.90	$10.40
Income from investment operations:
Net investment income[2]	0.22	0.26
Net realized and unrealized gain (loss) on investments	0.78	0.54
Total from investment operations	1.00	0.80
Less distributions to shareholders:
From net investment income	(0.21)	(0.30)
From net realized gain on investments	(0.42)	—
Total distributions to shareholders	(0.63)	(0.30)
Net asset value - End of period	$11.27	$10.90
Net assets - End of period (000’s omitted)	$321,288	$192,391
Total return[3]	9.31%	7.74%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%[4]
Net investment income	1.97%	2.87%[4]
Series portfolio turnover	110%	66%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.32%	0.34%[4]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[4]	Annualized.

	FOR THE YEAR ENDED	FOR THE PERIOD
Core Bond Series - Class Z	12/31/20	3/1/19[1] to 12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.06	$9.62
Income from investment operations:
Net investment income[2]	0.18	0.22
Net realized and unrealized gain (loss) on investments	0.72	0.50
Total from investment operations	0.90	0.72
Less distributions to shareholders:
From net investment income	(0.19)	(0.28)
From net realized gain on investments	(0.42)	—
Total distributions to shareholders	(0.61)	(0.28)
Net asset value - End of period	$10.35	$10.06
Net assets - End of period (000’s omitted)	$20,266	$10,372
Total return[3]	9.02%	7.50%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%	0.30%[4]
Net investment income	1.75%	2.64%[4]
Series portfolio turnover	110%	66%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.07%	0.09%[4]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[4]	Annualized.

FOR THE PERIOD
Credit Series - Class W	4/14/20[1] to 12/31/20
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00
Income from investment operations:
Net investment income[2]	0.19
Net realized and unrealized gain (loss) on investments	0.68
Total from investment operations	0.87
Less distributions to shareholders:
From net investment income	(0.18)
From net realized gain on investments	(0.09)
Total distributions to shareholders	(0.27)
Net asset value - End of period	$10.60
Net assets - End of period (000’s omitted)	$192,127
Total return[3]	8.77%
Ratios (to average net assets)/Supplemental Data:
Expenses*[4]	0.10%
Net investment income[4]	2.52%
Series portfolio turnover	44%
*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount4:	0.33%
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the period.
[3]	Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.
[4]	Annualized.

	FOR THE YEAR ENDED
Diversified Tax Exempt Series - Class A	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.14	$10.90	$10.98	$10.86	$11.07
Income (loss) from investment operations:
Net investment income[1]	0.15	0.17	0.15	0.13	0.11
Net realized and unrealized gain (loss) on investments	0.48	0.39	(0.08)	0.13	(0.20)
Total from investment operations	0.63	0.56	0.07	0.26	(0.09)
Less distributions to shareholders:
From net investment income	(0.10)	(0.20)	(0.15)	(0.14)	(0.12)
From net realized gain on investments	(0.09)	(0.12)	—	—	—
Total distributions to shareholders	(0.19)	(0.32)	(0.15)	(0.14)	(0.12)
Net asset value - End of year	$11.58	$11.14	$10.90	$10.98	$10.86
Net assets - End of year (000’s omitted)	$2,324	$4,394	$297,814	$278,329	$316,386
Total return[2]	5.73%	5.10%	0.65%	2.37%	(0.83%)
Ratios (to average net assets)/Supplemental Data:
Expenses	0.61%	0.58%	0.59%	0.58%	0.57%
Net investment income	1.35%	1.62%	1.42%	1.22%	1.01%
Series portfolio turnover	41%	29%	12%	4%	16%
[1]	Calculated based on average shares outstanding during the years.
[2]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

	FOR THE YEAR ENDED	FOR THE PERIOD
Diversified Tax Exempt Series - Class W	12/31/20	3/1/19[1] to 12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.15	$11.01
Income from investment operations:
Net investment income[2]	0.21	0.20
Net realized and unrealized gain (loss) on investments	0.48	0.31
Total from investment operations	0.69	0.51
Less distributions to shareholders:
From net investment income	(0.16)	(0.25)
From net realized gain on investments	(0.09)	(0.12)
Total distributions to shareholders	(0.25)	(0.37)
Net asset value - End of period	$11.59	$11.15
Net assets - End of period (000’s omitted)	$253,941	$189,336
Total return[3]	6.23%	4.61%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.11%	0.11%[4]
Net investment income	1.79%	2.14%[4]
Series portfolio turnover	41%	29%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.50%	0.50%[4]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[4]	Annualized.

	FOR THE YEAR ENDED
High Yield Bond Series - Class I	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.63	$8.20	$8.80	$8.61	$8.18
Income (loss) from investment operations:
Net investment income[1]	0.51	0.53	0.49	0.49	0.52
Net realized and unrealized gain (loss) on investments	0.02	0.61	(0.57)	0.25	0.57
Total from investment operations	0.53	1.14	(0.08)	0.74	1.09
Less distributions to shareholders:
From net investment income	(0.54)	(0.71)	(0.52)	(0.54)	(0.66)
From net realized gain on investments	—	—	—	(0.01)	—
Total distributions to shareholders	(0.54)	(0.71)	(0.52)	(0.55)	(0.66)
Net asset value - End of year	$8.62	$8.63	$8.20	$8.80	$8.61
Net assets - End of year (000’s omitted)	$22,477	$20,974	$32,962	$26,459	$22,658
Total return[2]	6.60%	14.24%	(0.98%)	8.68%	13.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%	0.65%	0.65%	0.65%	0.68%
Net investment income	6.17%	6.17%	5.63%	5.57%	6.04%
Series portfolio turnover	208%	143%	100%	106%	77%
*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.10%	0.13%	0.08%	0.07%	0.02%
[1]	Calculated based on average shares outstanding during the years.
[2]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

	FOR THE YEAR ENDED
High Yield Bond Series - Class S	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.10	$9.47	$10.09	$9.79	$9.21
Income (loss) from investment operations:
Net investment income[1]	0.57	0.57	0.53	0.54	0.56
Net realized and unrealized gain (loss) on investments	0.03	0.73	(0.65)	0.28	0.66
Total from investment operations	0.60	1.30	(0.12)	0.82	1.22
Less distributions to shareholders:
From net investment income	(0.51)	(0.67)	(0.50)	(0.51)	(0.64)
From return of capital	—	—	—	(0.01)	—
Total distributions to shareholders	(0.51)	(0.67)	(0.50)	(0.52)	(0.64)
Net asset value - End of year	$10.19	$10.10	$9.47	$10.09	$9.79
Net assets - End of year (000’s omitted)	$10,197	$13,113	$82,399	$94,533	$89,921
Total return[2]	6.28%	13.97%	(1.31%)	8.49%	13.41%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.90%	0.90%	0.90%	0.90%	0.94%
Net investment income	5.91%	5.90%	5.32%	5.31%	5.82%
Series portfolio turnover	208%	143%	100%	106%	77%
*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.13%	0.12%	0.08%	0.07%	0.02%
[1]	Calculated based on average shares outstanding during the years.
[2]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

	FOR THE YEAR ENDED	FOR THE PERIOD
High Yield Bond Series - Class W	12/31/20	3/1/19[1] to 12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.08	$10.01
Income from investment operations:
Net investment income[2]	0.64	0.56
Net realized and unrealized gain (loss) on investments	0.03	0.27
Total from investment operations	0.67	0.83
Less distributions to shareholders:
From net investment income	(0.58)	(0.76)
Net asset value - End of period	$10.17	$10.08
Net assets - End of period (000’s omitted)	$119,895	$30,363
Total return[3]	7.11%	8.63%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%[4]
Net investment income	6.76%	6.66%[4]
Series portfolio turnover	208%	143%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.54%	0.59%[4]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[4]	Annualized.

	FOR THE YEAR ENDED	FOR THE PERIOD
High Yield Bond Series - Class Z	12/31/20	3/1/19[1] to 12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.64	$8.67
Income from investment operations:
Net investment income[2]	0.52	0.46
Net realized and unrealized gain (loss) on investments	0.01	0.23
Total from investment operations	0.53	0.69
Less distributions to shareholders:
From net investment income	(0.55)	(0.72)
Net asset value - End of period	$8.62	$8.64
Net assets - End of period (000’s omitted)	$1,931	$1,627
Total return[3]	6.59%	8.26%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.50%	0.50%[4]
Net investment income	6.32%	6.26%[4]
Series portfolio turnover	208%	143%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.14%	0.19%[4]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[4]	Annualized.

	FOR THE YEAR ENDED
New York Tax Exempt Series - Class A	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.49	$10.34	$10.43	$10.31	$10.50
Income (loss) from investment operations:
Net investment income[1]	0.14	0.16	0.14	0.12	0.10
Net realized and unrealized gain (loss) on investments	0.36	0.34	(0.08)	0.11	(0.18)
Total from investment operations	0.50	0.50	0.06	0.23	(0.08)
Less distributions to shareholders:
From net investment income	(0.10)	(0.18)	(0.15)	(0.11)	(0.11)
From net realized gain on investments	(0.06)	(0.17)	—	(0.00)[2]	(0.00)[2]
Total distributions to shareholders	(0.16)	(0.35)	(0.15)	(0.11)	(0.11)
Net asset value - End of year	$10.83	$10.49	$10.34	$10.43	$10.31
Net assets - End of year (000’s omitted)	$1,797	$1,952	$138,694	$154,018	$161,292
Total return[3]	4.73%	4.86%	0.54%	2.27%	(0.79%)
Ratios (to average net assets)/Supplemental Data:
Expenses	0.67%	0.63%	0.62%	0.60%	0.60%
Net investment income	1.29%	1.56%	1.39%	1.12%	0.93%
Series portfolio turnover	35%	24%	21%	9%	19%
[1]	Calculated based on average shares outstanding during the years.
[2]	Less than $0.01 per share.
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

	FOR THE YEAR ENDED	FOR THE PERIOD
New York Tax Exempt Series - Class W	12/31/20	3/1/19[1] to 12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.49	$10.45
Income from investment operations:
Net investment income[2]	0.19	0.19
Net realized and unrealized gain (loss) on investments	0.37	0.25
Total from investment operations	0.56	0.44
Less distributions to shareholders:
From net investment income	(0.15)	(0.23)
From net realized gain on investments	(0.06)	(0.17)
Total distributions to shareholders	(0.21)	(0.40)
Net asset value - End of period	$10.84	$10.49
Net assets - End of period (000’s omitted)	$106,241	$87,721
Total return[3]	5.33%	4.23%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.17%	0.16%[4]
Net investment income	1.77%	2.09%[4]
Series portfolio turnover	35%	24%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.50%	0.50%[4]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[4]	Annualized.

	FOR THE YEAR ENDED
Real Estate Series - Class I	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$6.44	$5.50	$6.81	$7.03	$7.26
Income (loss) from investment operations:
Net investment income[1]	0.06[2]	0.11	0.14	0.14	0.11
Net realized and unrealized gain (loss) on investments	(0.45)	1.49	(0.55)	0.49	0.47
Total from investment operations	(0.39)	1.60	(0.41)	0.63	0.58
Less distributions to shareholders:
From net investment income	(0.18)	(0.24)	(0.24)	(0.29)	(0.31)
From net realized gain on investments	(0.19)	(0.42)	(0.63)	(0.56)	(0.50)
From return of capital	(0.05)	—	(0.03)	—	—
Total distributions to shareholders	(0.42)	(0.66)	(0.90)	(0.85)	(0.81)
Net asset value - End of year	$5.63	$6.44	$5.50	$6.81	$7.03
Net assets - End of year (000’s omitted)	$30,787	$50,025	$50,111	$47,074	$26,300
Total return[3]	(5.96%)	29.31%	(6.41%)	8.85%	8.17%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.84%	0.86%	0.85%	0.84%
Net investment income	1.02%[2]	1.62%	2.12%	1.95%	1.50%
Series portfolio turnover	69%	24%	44%	42%	46%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.01%	N/A	N/A	0.00%[4]	N/A
[1]	Calculated based on average shares outstanding during the years.
[2]	Includes special dividends from two of the Series' securities. Excluding this amount, the net investment income per share would have been $0.05 and the net investment income ratio would have been 0.93%.
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.
[4]	Less than 0.01%.

	FOR THE YEAR ENDED
Real Estate Series - Class S	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.31	$13.09	$14.93	$14.48	$14.15
Income (loss) from investment operations:
Net investment income[1]	0.12[2]	0.15	0.26	0.24	0.22
Net realized and unrealized gain (loss) on investments	(1.15)	3.65	(1.24)	1.02	0.88
Total from investment operations	(1.03)	3.80	(0.98)	1.26	1.10
Less distributions to shareholders:
From net investment income	(0.13)	(0.16)	(0.21)	(0.25)	(0.27)
From net realized gain on investments	(0.19)	(0.42)	(0.63)	(0.56)	(0.50)
From return of capital	(0.04)	—	(0.02)	—	—
Total distributions to shareholders	(0.36)	(0.58)	(0.86)	(0.81)	(0.77)
Net asset value - End of year	$14.92	$16.31	$13.09	$14.93	$14.48
Net assets - End of year (000’s omitted)	$37,762	$59,923	$214,722	$271,496	$278,322
Total return[3]	(6.27%)	29.14%[4]	(6.73%)	8.66%	7.91%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.11%	1.11%	1.10%	1.09%
Net investment income	0.81%[2]	1.02%	1.82%	1.58%	1.47%
Series portfolio turnover	69%	24%	44%	42%	46%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.03%	0.00%[5]	N/A	0.00%[5]	N/A
[1]	Calculated based on average shares outstanding during the years.
[2]	Includes special dividends from two of the Series' securities. Excluding this amount, the net investment income per share would have been $0.11 and the net investment income ratio would have been 0.72%.
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.
[4]	Includes litigation proceeds. Excluding this amount, the Class’ total return is 29.06%.
[5]	Less than 0.01%.

	FOR THE YEAR ENDED	FOR THE PERIOD
Real Estate Series Class W	12/31/20	3/1/19[1] to 12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$16.27	$14.76
Income (loss) from investment operations:
Net investment income[2]	0.33[3]	0.35
Net realized and unrealized gain (loss) on investments	(1.20)	1.91
Total from investment operations	(0.87)	2.26
Less distributions to shareholders:
From net investment income	(0.25)	(0.33)
From net realized gain on investments	(0.19)	(0.42)
From return of capital	(0.07)	—
Total distributions to shareholders	(0.51)	(0.75)
Net asset value - End of period	$14.89	$16.27
Net assets - End of period (000’s omitted)	$214,871	$191,373
Total return[4]	(5.33%)	15.43%[5]
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%[6]
Net investment income	2.27%[3]	2.58%[6]
Series portfolio turnover	69%	24%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.64%	0.62%[6]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	Includes special dividends from two of the Series' securities. Excluding this amount, the net investment income per share would have been $0.31 and the net investment income ratio would have been 2.14%.
[4]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[5]	Includes litigation proceeds. Excluding this amount, the Class’ total return is 15.36%.
[6]	Annualized.

	FOR THE YEAR ENDED	FOR THE PERIOD
Real Estate Series - Class Z	12/31/20	3/1/19[1] to 12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$6.46	$6.21
Income (loss) from investment operations:
Net investment income[2]	0.09[3]	0.08
Net realized and unrealized gain (loss) on investments	(0.48)	0.84
Total from investment operations	(0.39)	0.92
Less distributions to shareholders:
From net investment income	(0.19)	(0.25)
From net realized gain on investments	(0.19)	(0.42)
From return of capital	(0.05)	—
Total distributions to shareholders	(0.43)	(0.67)
Net asset value - End of period	$5.64	$6.46
Net assets - End of period (000’s omitted)	$549	$539
Total return[4]	(5.96%)	14.98%[5]
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	0.70%[6]
Net investment income	1.51%[3]	1.42%[6]
Series portfolio turnover	69%	24%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.04%	0.02%[6]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	Includes special dividends from two of the Series' securities. Excluding this amount, the net investment income per share would have been $0.08 and the net investment income ratio would have been 1.39%.
[4]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[5]	Includes litigation proceeds. Excluding this amount, the Class’ total return is 14.62%.
[6]	Annualized.

	FOR THE YEAR ENDED
Unconstrained Bond Series - Class I	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.26	$9.09	$9.34	$9.28	$9.12
Income from investment operations:
Net investment income[1]	0.28	0.28	0.26	0.22	0.23
Net realized and unrealized gain (loss) on investments	0.42	0.20	(0.22)	0.11	0.16
Total from investment operations	0.70	0.48	0.04	0.33	0.39
Less distributions to shareholders:
From net investment income	(0.31)	(0.31)	(0.28)	(0.26)	(0.23)
From net realized gain on investments	(0.00)[2]	—	(0.01)	(0.01)	—
Total distributions to shareholders	(0.31)	(0.31)	(0.29)	(0.27)	(0.23)
Net asset value - End of year	$9.65	$9.26	$9.09	$9.34	$9.28
Net assets - End of year (000’s omitted)	$21,687	$19,039	$28,499	$66,543	$49,233
Total return[3]	7.74%	5.37%	0.40%	3.52%	4.27%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.49%	0.48%	0.50%	0.50%	0.50%
Net investment income	2.96%	3.01%	2.75%	2.33%	2.50%
Series portfolio turnover	96%	75%	58%	62%	56%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	0.01%	0.01%	0.00%[4]	N/A
[1]	Calculated based on average shares outstanding during the years.
[2]	Less than $(0.01).
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.
[4]	Less than 0.01%.

	FOR THE YEAR ENDED
Unconstrained Bond Series - Class S	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.44	$10.18	$10.42	$10.33	$10.12
Income from investment operations:
Net investment income[1]	0.29	0.28	0.26	0.22	0.22
Net realized and unrealized gain (loss) on investments	0.48	0.23	(0.24)	0.11	0.19
Total from investment operations	0.77	0.51	0.02	0.33	0.41
Less distributions to shareholders:
From net investment income	(0.28)	(0.25)	(0.25)	(0.23)	(0.20)
From net realized gain on investments	(0.00)[2]	—	(0.01)	(0.01)	—
Total distributions to shareholders	(0.28)	(0.25)	(0.26)	(0.24)	(0.20)
Net asset value - End of year	$10.93	$10.44	$10.18	$10.42	$10.33
Net assets - End of year (000’s omitted)	$20,925	$22,884	$685,649	$770,824	$845,043
Total return[3]	7.54%	5.01%	0.20%	3.19%	4.08%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.73%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.74%	2.80%	2.56%	2.08%	2.18%
Series portfolio turnover	96%	75%	58%	62%	56%
*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	0.01%	0.01%	0.00%[4]	N/A
[1]	Calculated based on average shares outstanding during the years.
[2]	Less than $(0.01).
[3]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.
[4]	Less than 0.01%.

	FOR THE YEAR ENDED	FOR THE PERIOD
Unconstrained Bond Series - Class W	12/31/20	3/1/19[1] to 12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.41	$10.34
Income from investment operations:
Net investment income[2]	0.36	0.30
Net realized and unrealized gain (loss) on investments	0.49	0.12
Total from investment operations	0.85	0.42
Less distributions to shareholders:
From net investment income	(0.36)	(0.35)
From net realized gain on investments	(0.00)[3]	—
Total distributions to shareholders	(0.36)	(0.35)
Net asset value - End of period	$10.90	$10.41
Net assets - End of period (000’s omitted)	$631,570	$859,888
Total return[4]	8.29%	4.10%[5]
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%[6]
Net investment income	3.40%	3.44%[6]
Series portfolio turnover	96%	75%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.32%	0.31%[6]
[1]	Commencement of operations.
[2]	Calculated based on average shares outstanding during the periods.
[3]	Less than $(0.01).
[4]	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[5]	Includes litigation proceeds. Excluding this amount, the Class’ total return is 4.00%.
[6]	Annualized.

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Manning & Napier Fund, Inc.
Core Bond Series – Class I, S, W and Z Shares
Credit Series – Class W Shares
Diversified Tax Exempt Series – Class A and W Shares
High Yield Bond Series – Class I, S, W and Z Shares
New York Tax Exempt Series – Class A and W Shares
Real Estate Series – Class I, S, W and Z Shares
Unconstrained Bond Series – Class I, S, W and Z Shares
Shareholder Reports and the Statement of
Additional Information (SAI)
Annual and semi-annual reports to shareholders provide additional information about the Series’ investments. These reports discuss the market conditions and investment strategies that significantly affected the Series’ performance during its last fiscal year. The SAI provides more detailed information about the Series. It is incorporated by reference into this prospectus, making it legally part of the prospectus.
How to Obtain the Shareholder Reports,
SAI, and Additional Information
•	You may obtain shareholder reports and the SAI or other information about the Series without charge, by calling 1-800-466-3863 or sending written requests to Manning & Napier Fund, Inc., P.O. Box 805, Fairport, New York 14450. Note that this address should not be used for transaction requests. These documents are also available at www.manning-napier.com.
•	Shareholder reports, the prospectus, the SAI and other information about the Series are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov.
Shareholder Mailings
The Fund may send only one copy of a Series’ prospectus and annual and semi-annual reports to certain shareholders residing at the same “household” for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your “householding” option, please call 1-800-466-3863 or contact your financial intermediary.
The Fund also offers electronic delivery of certain documents. Direct shareholders can elect to receive shareholder reports, prospectus updates, and statements via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.manning-napier.com.
If someone makes a statement about the Series that is not in this prospectus, you should not rely upon that information. Neither the Fund nor its distributor is offering to sell shares of any Series to any person to whom a Series may not lawfully sell its shares.
Investment Company Act File No. 811-04087
COMB 03/01/2021

Manning & Napier Fund, Inc.

Statement of Additional Information dated March 1, 2021

This Statement of Additional Information (“SAI”) is not a prospectus, but expands upon and supplements the information contained in the current Prospectuses for each Series and Class listed below of Manning & Napier Fund, Inc. (the “Fund”), each dated March 1, 2021, and should be read in conjunction with the Prospectuses. You may obtain copies of the Fund’s current Prospectuses from Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, NY 14450 or by calling 1-800-466-3863. The Prospectuses are also available online at www.manning-napier.com.

The audited financial statements of each Series (as defined below) including the report of PricewaterhouseCoopers LLP (“PwC”) thereon, from the Series’ Annual Reports for the fiscal year ended October 31, 2020, are hereby incorporated by reference into this SAI. These Reports may be obtained without charge by calling 1-800-466-3863.

SERIES	CLASS I	CLASS L	CLASS R	CLASS S	CLASS W	CLASS Z

EQUITY SERIES				EXEYX	MEYWX

OVERSEAS SERIES	EXOSX			MNOSX	MNOWX	MNOZX

DISCIPLINED VALUE SERIES	MNDFX			MDFSX	MDVWX	MDVZX

RAINIER INTERNATIONAL DISCOVERY SERIES	RAIIX			RISAX	RAIWX	RAIRX

PRO-BLEND® CONSERVATIVE TERM SERIES	MNCIX	MNCCX	MNCRX	EXDAX	MNCWX	NO TICKER SYMBOL

PRO-BLEND® MODERATE TERM SERIES	MNMIX	MNMCX	MNMRX	EXBAX	MNMWX	NO TICKER SYMBOL

PRO-BLEND® EXTENDED TERM SERIES	MNBIX	MNECX	MNBRX	MNBAX	MNBWX	NO TICKER SYMBOL

PRO-BLEND® MAXIMUM TERM SERIES	MNHIX	MNHCX	MNHRX	EXHAX	MNHWX	NO TICKER SYMBOL

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The Fund

The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. This SAI relates to the following series of the Fund: Pro-Blend Conservative Term Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, and Pro-Blend Maximum Term Series (Class I, L, R, S, W, and Z) (collectively, the “Pro-Blend Series”); Equity Series (Class S and W); Overseas Series (Class I, S, W, and Z); Disciplined Value Series (Class I, S, W, and Z) ; and Rainier International Discovery Series (Class I, S, W, and Z) (each a “Series”). Each Series is a separate mutual fund with its own investment objective, strategies and risks. The Fund’s Board of Directors (“Board” or “Board of Directors”) may, at its own discretion, create additional series of shares (and classes of such series), each of which would have separate assets and liabilities.

Currently, the Fund has issued the following classes of shares of the Series: Class I, L, R, S, W, and Z.

The Rainier International Discovery Series acquired the assets and assumed the liabilities of Rainier International Discovery Fund (the “Predecessor Fund”), a series of Rainier Investment Management Mutual Funds, a Delaware statutory trust, on August 21, 2017 (the “Reorganization”), and is the successor to the accounting and performance information of the Predecessor Fund. Rainier Investment Management, LLC (“Rainier” or the “Sub-Advisor”), the investment sub-advisor of the Rainier International Discovery Series, was the investment advisor of the Predecessor Fund, and the Predecessor Fund had the same investment objective as the Series, and had principal investment strategies and risks that were not materially different from those of the Series.

The Overseas Series acquired the assets and assumed the liabilities of the World Opportunities Series, a separate series of the Fund, on September 24, 2018.

On September 28, 2020, the (i) Pro-Blend Conservative Term Series; (ii) Pro-Blend Moderate Term Series; (iii) Pro-Blend Extended Term Series; and (iv) Pro-Blend Maximum Term Series, each a separate series of the Fund, acquired the assets and assumed the liabilities of the (i) Target Income Series and Target 2015 Series; (ii) Target 2020 Series and Target 2025 Series; (iii) Target 2030 Series, Target 2035 Series, and Target 2040 Series; (iv) Target 2045 Series, Target 2050 Series, Target 2055 Series and Target 2060 Series, respectively, each a separate series of the Fund.

Each share of a Series represents an identical interest in the investment portfolio of that Series and has the same rights, except that (i) each class of shares bears those distribution fees, shareholder service fees and administrative expenses applicable to the respective class of shares as a result of its distribution and shareholder services arrangements, which will cause the different classes of shares to have different expense ratios and to pay different rates of dividends, and (ii) each class has exclusive voting rights with respect to any distribution and/or shareholder service fees which relate only to such class. As a result of each class’ differing amount of distribution and/or shareholder services fees, shares of different classes of the same Series may have different NAVs per share.

Shares of the Fund may not be available for purchase in every state. If a Series’ shares are not registered in a state, investments will not be accepted for the Series from shareholders in that state, and requests to exchange from another Series into that Series also will not be accepted. Please contact the Fund at 1-800-466-3863 for information about state availability.

Investment Goals

Each Series’ investment goal is described in its prospectus.

The investment goals of the Series are non-fundamental and may be changed by the Board of Directors without shareholder approval. If there is a material change in the investment objective of a Series, shareholders will be notified thirty (30) days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs.

The investment strategy of the Equity Series is to invest, under normal circumstances, at least 80% of its assets in equity securities. The investment strategy of the Overseas Series is to invest, under normal circumstances, at least 80% of its assets in securities of issuers from outside the United States. The investment strategy of the Disciplined Value Series is to invest, under normal circumstances, at least 80% of its assets in dividend-paying common stocks.

Each of the Series will notify its shareholders at least sixty (60) days prior to any change in their respective investment strategies.

Each of the Series is a diversified mutual fund.

Investment Policies and Risks

Except as explicitly stated otherwise, all investment policies of the Series are non-fundamental and may be changed by the Board of Directors without shareholder approval.

Each Series’ principal investment strategies and risks are described in its prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about non-principal investment strategies (and related risks) that a Series may utilize. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in a Series’ prospectus, is considered by the Series to be a non-principal strategy (or related risk).

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The different types of investments in which a Series typically may invest, the investment techniques each may use, and the risks normally associated with these investments are discussed below. For purposes of the descriptions below, references to “a Series” or “each Series” include each of the underlying funds, except as otherwise specifically stated.

Not all securities or techniques discussed below are eligible investments for each Series or underlying fund. A Series or underlying fund will make investments that are intended to help achieve its investment objective.

EQUITY INVESTMENTS

Common Stocks. Each Series may purchase exchange-traded and over the counter (“OTC”) common stocks.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and, frequently, an exclusive right to do so.

Securities traded on OTC markets are not listed and traded on an organized exchange such as the New York Stock Exchange (“NYSE”). Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in an exchange-listed stock. As a result, the market liquidity of some stocks in which the Series invest may not be as great as that of exchange-listed stocks and, if the Series were to dispose of such stocks, the Series may have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Small- and mid-size company securities. Each Series may invest in small- and mid-size companies. Securities of small companies often have only a small proportion of their outstanding securities held by the general public. They may have limited trading markets that may be subject to wide price fluctuations. Small- and mid-size companies may have relatively small revenues and lack depth of management. Investments in such companies tend to be volatile and are therefore speculative. Small- and mid-size companies may have a small share of the market for their products or services and they may provide goods or services to a regional or limited market. They may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, they may be developing or marketing new products or services for which markets are not yet established and may never become established. Such companies may have or may develop only a regional market for products or services and thus be affected by local or regional market conditions. Moreover, small- and mid-size companies may have insignificant market share in their industries and may have difficulty maintaining or increasing their market share in competition with larger companies. Due to these and other factors, small- and mid-size companies may suffer significant losses.

Depositary Receipts. Each Series may purchase Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. American Depositary Receipts (“ADRs”) are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. Generally, ADRs are issued in registered form and are designed for use in the U.S. securities markets. Other Depositary Receipts, such as Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”), may be issued in bearer form and denominated in foreign currencies, and are generally designed for use in securities markets outside the United States. Depositary Receipts are subject to many of the risks associated with investing directly in foreign securities, which are described below.

The Depositary Receipts in which the Series invest may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Initial Public Offerings (“IPOs”). Each Series may purchase shares issued as part of, or a short period after, a company’s IPO, and may at times dispose of those shares shortly after their acquisition. A Series’ purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers tends to be volatile, and share prices of newly-public companies tend to fluctuate significantly over short periods of time.

Preferred Stocks. Each Series may invest in preferred stocks. Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, although they may carry limited voting rights. Preferred stocks also normally have preference over the corporation’s assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate and may entitle the holder to acquire the issuer’s stock by exchange or purchase for a predetermined rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a

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Series can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible Securities. Each Series may invest in securities that are convertible at either a stated price or a stated rate into underlying shares of common stock, thus enabling the investor to benefit from increases in the market price of the common stock.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities may be rated below investment grade (“high yield”) or not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a Series’ ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stock declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Rights and Warrants. Each Series may purchase rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Rights and warrants may be considered more speculative than certain other types of investments because they (1) do not carry rights to dividends or voting rights with respect to the underlying securities, and (2) do not represent any rights in the assets of the issuer. Warrants purchased by the Series may or may not be listed on a national securities exchange. None of the Series (with the exception of the Disciplined Value Series) may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on either the NYSE or the NYSE American. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Real Estate Investment Trusts (“REITs”). Each Series may invest in shares of REITs, which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates. Furthermore, REITs are dependent on specialized management skills. Some REITs may have

5

limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). By investing in REITs indirectly through a fund, shareholders will bear not only the proportionate share of the expenses of the fund, but also, indirectly, similar expenses of underlying REITs.

Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due. Mortgage REITs are subject to significant interest rate risk. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. When the general level of interest rates goes down, the value of a mortgage REIT’s investment in fixed rate obligations goes up. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.

Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies.

Trust Certificates, Partnership Interests and Equity Participations. Each Series may invest in equity securities that are interests in non-corporate entities. These securities, which include trust certificates, partnership interests and equity participations, have different liability and tax characteristics than equity securities issued by a corporation, and thus may present additional risks to the Series. However, the investment characteristics of these securities are similar to those of traditional corporate equity securities.

Business Development Companies (“BDCs”). BDCs are a type of closed-end investment company regulated under the 1940 Act. BDCs generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. A Series that invests in BDCs will indirectly bear its proportionate share of any management and other operating expenses and of any performance-based or incentive fees charged by the BDCs in which it invests, in addition to the expenses paid by the Series. The 1940 Act imposes certain constraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. With respect to investments in debt instruments, there is a risk that the issuers of such instruments may default on their payments or declare bankruptcy. Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s coverage ratio of total assets to total senior securities equals at least 200% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.

Investments made by BDCs are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Series invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment. Since BDCs rely on access to short-term money markets, longer-term capital markets and the bank markets as significant sources of liquidity, if BDCs are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general or a downgrade of the credit rating of a BDC held by a Series, may increase the cost of borrowing to that company, thereby increasing its cost of borrowing and adversely impacting the Series’ returns. Credit downgrades may also result in requirements for a BDC to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

Since many of the assets of BDCs do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. A fair value determination requires that judgment be

6

applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, the fair value assigned to a BDC’s investments may differ significantly from the values that would be reflected if the assets were traded in an established market, potentially resulting in material differences between a BDC’s net asset value (“NAV”) per share and its market value.

Many BDCs invest in mezzanine and other debt securities of privately held companies, including senior secured loans. Mezzanine investments typically are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. These investments are commonly referred to as “junk bonds” and have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. Although lower grade securities are higher yielding, they are also characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities. Issuers of lower rated securities have a currently identifiable vulnerability to default or may currently be in default. Lower-rated securities may react more strongly to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of lower-rated securities defaults, a BDC may incur additional expenses to seek recovery.

Section 12(d)(1)(A) of the 1940 Act limits the extent to which a Series may invest in securities of BDCs, but the 1940 Act provides certain exceptions to these limitations that the Series may rely on from time to time.Master Limited Partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and which are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

YieldCos. A YieldCo is a dividend growth-oriented company, created by a parent company (the “YieldCo Sponsor”), that bundles operating assets in order to generate systematic cash flows. YieldCos are not limited by asset or income composition, but they are generally tied to the energy industry, including, for example, renewable energy projects, that offer predictable cash flows. YieldCos generally serve a similar purpose as MLPs and REITs, which most energy companies cannot establish due to regulatory reasons.

The risks of investing in YieldCos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the YieldCo and the YieldCo Sponsor. A YieldCo is usually dependent on the management of the YieldCo Sponsor and may be impacted by the development capabilities and financial health of its YieldCo Sponsor. Additionally, a YieldCo Sponsor may have interests of its YieldCo and may retain control of the YieldCo through classes of stock held by the YieldCo Sponsor.

A YieldCo’s share price is typically a multiple of its distributable cash flow. Therefore, any event that limits a YieldCo’s ability to maintain or grow its distributable cash flow would likely have a negative impact on the YieldCo’s share price. The share price of a YieldCo can be affected by fundamentals unique to the YieldCo, including the robustness and consistency of its earnings and its ability to meet debt obligations including the payment of interest and principle to creditors. A YieldCo may distribute all or substantially all of the cash available for distribution, which may limit new acquisitions and future growth. A YieldCo may finance its growth strategy with debt, which may increase the YieldCo’s leverage and the risk associated with the YieldCo. The ability of a YieldCo to maintain or grow its dividend distributions may depend on the YieldCo’s ability to minimize its tax liabilities through the use of accelerated depreciation schedule, tax loss carryforwards, and tax incentives. Changes to the current tax code could result in greater tax liabilities, which would reduce a YieldCo’s distributable cash flow.

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FIXED INCOME INVESTMENTS

Corporate Debt Obligations. Each Series may invest in corporate debt obligations issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

U.S. Government Securities. Each Series may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government, include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association (“Fannie Mae”), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks (“FHLB”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board and the Student Loan Marketing Association (“Sallie Mae”).

Obligations of U.S. Government agencies and instrumentalities such as Fannie Mae, FHLB, FHLMC and Sallie Mae are not supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as Sallie Mae, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

A Series will invest in securities of such instrumentalities only when the Fund’s investment advisor, Manning & Napier Advisors, LLC (“MNA” or the “Advisor”) or the Sub-Advisor, is satisfied that the credit risk with respect to any instrumentality is consistent with the Series’ goal and strategies.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreements” or “SPAs”). Under the SPAs, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the SPAs to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount. The capital reserve amount was $3 billion in 2013, and decreased by $600 million in each subsequent year through 2017. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios over time. On December 21, 2017, the U.S. Treasury announced that it was again amending the Agreement to reinstate the $3 billion capital reserve amount.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

Mortgage-Backed Securities. Each Series may invest in mortgage-backed securities, which represent an interest in a pool of mortgage loans. Some of these securities are issued or guaranteed by U.S. Government agencies or instrumentalities such as GNMA, Fannie Mae, and FHLMC. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. Government, but are supported by the U.S. Treasury’s authority to purchase the obligations and lend to the companies. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal

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and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Each Series (with the exception of the Disciplined Value Series) may also invest in private pass-through securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Each Series may invest in CMOs and REMICs without restriction as to any specific ratings agency security rating. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuer’s general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates of other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

The privately issued mortgage-backed securities in which a Series invests are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

Mortgage Dollar Rolls. Each Series (with the exception of the Disciplined Value Series) may invest in mortgage dollar rolls. Mortgage dollar rolls are transactions in which a Series sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. A mortgage dollar roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potential reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed as a collateralized borrowing in which a Series pledges a mortgage-backed security to a counterparty to obtain cash. The counterparty with which a Series enters into a mortgage dollar roll transaction is not required to return the same securities as those originally sold by the Series, but rather only securities which are “substantially identical.” To be considered substantially identical, the securities returned to the Series generally must be of the same type, coupon, and maturity and meet the “good delivery guidelines” established by the Bond Market Association, which is a private trade association of dealers in debt securities. Notwithstanding a dealer’s compliance with the “good delivery guidelines,” a Series may assume some risk because the characteristics of the mortgage-backed securities delivered to the Series may be less favorable than the mortgage-backed securities the Series delivered to the dealer. If the broker-dealer to whom a Series sells the securities becomes insolvent, the Series’ right to repurchase the securities may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the securities may change adversely over the term of the mortgage dollar roll and that the securities a Series is required to repurchase may be worth less than the securities that the Series originally held. To avoid senior security concerns, a Series will “cover” any mortgage dollar roll as required by the 1940 Act.

Asset-Backed Securities. Each Series (with the exception of the Disciplined Value Series) may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with

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the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. Consequently, asset-backed securities are subject to call risk and extension risk (described below).

Collateralized Debt Obligations (“CDOs”). The Series may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Series as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Series may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Below Investment Grade Debt Securities. Each Series (with the exception of the Disciplined Value Series) may invest up to 20% of its assets in corporate debt securities rated below investment grade. High risk, high yield securities rated below BBB by S&P or Baa by Moody’s are “below investment grade” and are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is the Series’ policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisor’s or the Sub-Advisor’s own independent and ongoing review of credit quality. In the event a security is downgraded below these ratings after purchase, the Advisor or the Sub-Advisor will review and take appropriate action, including no action, with regard to the security. Each of the Series will also seek to minimize risk by diversifying its holdings. For a description of the above ratings, see Appendix A.

Bank Loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. Certain Series may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Series may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Series considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Series having a contractual relationship only with the Lender, not with the borrower. The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Series may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Series will acquire Participations only if the Lender interpositioned between the Series and the borrower is determined by the Advisor or the Sub-Advisor to be creditworthy. When the Series purchases Assignments from Lenders, the Series will acquire direct rights against the borrower on the Loan, and will not have exposure to the Lender’s credit risk. The Series may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Series would agree to purchase a Participation or Assignment at set terms in the future. A Series may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Series anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market

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may make Assignments and Participations difficult to value and have an adverse impact on the value of such instruments and on the Series’ ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Advisor or the Sub-Advisor that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Series holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Series’ assets invested in illiquid assets would increase.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Series may not recover its investment or recovery may be delayed.

The Loans in which the Series may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Series’ rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Advisor or the Sub-Advisor may from time to time have the opportunity to receive material non-public information (“Confidential Information”) about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, the Advisor or the Sub-Advisor may (but is not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Series and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, the Series (and other clients of the Advisor or the Sub-Advisor) may be disadvantaged in comparison to other investors, including with respect to the price the Series pays or receives when it buys or sells a bank loan. Further, the Advisor’s or the Sub-Advisor’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. The Advisor or the Sub-Advisor may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Advisor or the Sub-Advisor intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

Yankee Bonds. Each Series (with the exception of the Disciplined Value Series) may invest in U.S. dollar-denominated instruments of foreign issuers who either register with the Securities and Exchange Commission (“SEC”) or issue securities under Rule 144A of the 1933 Act (“Yankee bonds”). These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker’s acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee bonds, as obligations of foreign issuers, are subject to the same types of risks discussed in “Risks of Foreign Securities” below. The Yankee bonds selected for a Series will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

Obligations of Supranational Agencies. Each Series may purchase securities issued or guaranteed by supranational agencies including, but not limited to, the following: Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Union, and the European Investment Bank. For concentration purposes, supranational entities are considered an industry. Investment in these entities is subject to a Series’ other restrictions on investments in foreign securities, described below.

Zero-Coupon Bonds. Each Series may invest in so-called “zero-coupon” bonds. Zero-coupon bonds are issued at a significant discount from face value and generally pay interest only at maturity rather than at intervals during the life of the security. Each Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, a Series may have to sell investments to obtain cash needed to make income distributions. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

Inflation Protected Securities. Each Series may invest in inflation protected securities, which are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. They may be issued by the U.S. Treasury, foreign governments, or U.S. or foreign companies. The relationship between an inflation protected security and its associated inflation index affects both the sum the Series is paid when the security matures and the amount of interest that the security pays the Series. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decreases. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount

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from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Series receives the adjusted principal or the original principal, whichever is greater.

Variable and Floating Rate Instruments. Certain of the obligations that may be purchased by a Series may carry variable or floating rates of interest. These obligations may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rate on these securities may be reset daily, weekly, quarterly, or at some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional and may be subject to termination if the issuer’s credit rating falls below investment grade or if the issuer fails to make payments on other debt. While most variable-rate demand securities allow a fund to exercise its demand rights at any time, some such securities may only allow a fund to exercise its demand rights at certain times, which reduces the liquidity usually associated with this type of security. A Series could suffer losses in the event that the demand feature provider, usually a bank, fails to meet its obligation to pay the demand.

Short-Term Investments/Temporary Defensive Positions. For temporary defensive purposes during periods when the Advisor or the Sub-Advisor determines that market conditions warrant, each Series may depart from its investment goals and invest up to 100% of its assets in all types of money market instruments (including securities guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time or other interest-bearing deposits, and bankers’ acceptances issued by banks or savings and loan institutions deemed creditworthy by the Advisor or the Sub-Advisor, commercial paper or short-term notes rated A-1 by S&P or Prime-1 by Moody’s, repurchase agreements involving such securities and shares of other investment companies as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see Appendix A.

Risks of Fixed Income Securities. Investments in fixed income securities may subject a Series to risks, including the following:

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s maturity and duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a Series to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Series will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Series will suffer from the inability to invest in higher yield securities.

DERIVATIVE TRANSACTIONS

Foreign Currency Transactions. Each Series may enter into forward foreign currency exchange contracts and use currency futures contracts, options on such futures contracts, and options on foreign currencies. The Series may engage in foreign currency transactions for hedging purposes, as well as to enhance the Series’ returns.

A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. A Series may use forward contracts for cash equitization purposes, which allows a Series to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

The Series may use foreign currency transactions as part of a hedging strategy, as described below:

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Transaction Hedging. Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Series, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Series may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Series may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Series may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (“Position Hedging”). A Series may use Position Hedging when the Advisor or the Sub-Advisor reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Series may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. A Series may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Series has or in which the Series expects to have portfolio exposure.

Proxy Hedges. A Series may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Series’ portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar.

Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Series’ portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Series’ securities denominated in linked currencies.

In addition to the hedging transactions described above, the Series may also engage in foreign currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Active investment in currencies may subject a Series to additional risks.

The Series may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between a Series and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The nondeliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Series and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

The Series may invest in foreign currency futures contracts. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Series to additional risk.

The Series may invest in options on foreign currencies and futures. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where a Series is a holder of option contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Series if the currency being hedged fluctuates in value to a degree or in a direction that is not

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anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Series is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Series to benefit from favorable fluctuations in relevant foreign currencies. If a Series enters into a currency hedging transaction, the Series will “cover” its position as required by the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Series if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, interest rate, index, currency or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

A Series may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by a Series to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by a Series to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Interest rate swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

The Series may use futures contracts and related options for either hedging purposes or risk management purposes as well as to enhance the Series’ returns. Instances in which a Series may use futures contracts and related options for risk management or return enhancement purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; attempting to take advantage of expected price changes of various futures; or other risk management or return enhancement purposes. A Series may use futures for cash equitization purposes, which allows a Series to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

There are significant risks associated with a Series’ use of futures contracts and options on futures, including the following: (i) the success of a hedging or trading strategy may depend on the Advisor’s or the Sub-Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Series and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Series’ exposure to price fluctuations, while others tend to increase its market exposure.

When a Series purchases or sells a futures contract, or sells an option thereon, the Series is required to “cover” its position as required by the 1940 Act. The Series may “cover” its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Series will earmark on the books of the Series or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Series may also “cover” its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Series may “cover” its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

Options. Each Series may purchase and write (i.e., sell) put and call options on securities and indices. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation

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to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be “covered” as required by the 1940 Act.

A Series may purchase put and call options on securities for any purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Series may seek to purchase in the future. A Series purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Series, loss of the premium paid may be offset by an increase in the value of the Series’ securities or by a decrease in the cost of acquisition of securities by the Series.

When a Series writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Series will realize as profit the premium received for such option. When a call option of which a Series is the writer is exercised, the Series will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Series is the writer is exercised, the Series will be required to purchase the underlying securities at a price in excess of the market value of such securities.

When a Series wishes to sell a security at a specified price, it may seek to generate additional income by writing “covered” call options on the security. A call option is “covered” if the Series either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indices.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Series’ total return. When a Series writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Series retains the risk of loss from a decline in the value of the underlying security during the option period.

Although the Series may terminate its obligation by executing a closing purchase transaction, which is the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally sold, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Series. If such an option expires unexercised, the Series realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Series.

A Series may seek to hedge against an increase in the value of a security that it would like to acquire, or otherwise profit from an expected increase in the value of a security by writing a “naked” put option on the security. The writer of a naked put option has no position in the underlying security. If the security price rises, the option would expire worthless and a Series would profit by the amount of the premium it received, which may offset the increase in the market price of the security the Series would like to acquire. If the security price falls, however, a Series may lose an amount up to the difference between the value of the security and the premium it received, and the Series may be deprived of the opportunity to benefit from the full decrease in the market price of the security it would like to acquire. A Series may seek to terminate its position in a put option it writes before exercise by executing a closing purchase transaction. If the market is not liquid for a put option a Series has written, however, the Series must continue to be prepared to pay the exercise price while the option is outstanding, regardless of price changes.

A Series may purchase and write options on an exchange or over-the-counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (i) the success of a hedging or trading strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary

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market for options; (iv) the buyer of an option assumes the risk of losing the entire premium invested in the option; (v) while a Series will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security; and (vi) while a Series will receive a premium when it writes naked put options, it may lose money if it must purchase the underlying security at a price above market value.

Swaps, Caps, Floors, Collars and Swaptions. Swaps are privately negotiated OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. An equity swap is an agreement between counterparties to exchange a set of payments, determined by a stock or index return, with another set of payments (usually an interest-bearing (fixed or floating rate) instrument, but they can also be the return on another stock or index). In a total return swap, one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices, during a specified period. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

A Series may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Series may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Series than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Certain Series may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If a Series is a buyer and no event of default occurs, the Series will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Series, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Series receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Series would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Series, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Series. Credit default swaps involve different risks than if a Series invests in the underlying directly.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party, or vice versa. Swaptions give the holder the right to enter into a swap. A Series may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Series will calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, a Series’ current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). A Series’ current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Series) and any accrued but unpaid net amounts owed to a swap counterparty will be “covered” as required by the 1940 Act.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

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Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Series. This is true whether these derivative products are used to create additional risk exposure for a Series or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Series is obligated to make a payment to the counterparty, the Series must be prepared to make the payment when due. A Series could suffer losses with respect to such an agreement if the Series is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Series, these derivative products are subject to risks related to the counterparty’s creditworthiness. If a counterparty defaults, a Series’ risk of loss will consist of any payments that the Series is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Series may have contractual remedies under the swap agreement.

A Series will enter into swaps only with counterparties that the Advisor or the Sub-Advisor believes to be creditworthy. In addition, a Series will earmark on the books of the Series or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise “cover” its position as required by the 1940 Act.

Participatory Notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of the Series to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects the Series to counterparty risk (and this risk may be amplified if the Series purchases P-notes from only a small number of issuers).

Government Regulation of Derivatives. The Commodity Futures Trading Commission (“CFTC”) regulates the trading of commodity interests, including commodity futures contracts, options on commodity futures, and swaps (which includes cash-settled currency forwards and swaps). Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the CFTC, the Series must either operate within certain guidelines and restrictions with respect to the Series’ use of commodity interests, or the Advisor will be subject to registration and regulation under the CEA.

Consistent with the CFTC’s regulations, the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA with respect to the Series and, therefore, the Series are not subject to registration or regulation under the CEA. As a result, the Series will operate within certain guidelines and restrictions with respect to their use of commodity interests. If a Series determines to no longer operate within such guidelines and restrictions, the Advisor would be subject to registration and regulation as a CPO under the CEA with respect to the Series. If a Series is subject to CFTC regulation, it may incur additional expenses.

The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Series may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing of many OTC derivatives transactions.

On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered funds’ use of derivatives. Among other changes, the Derivatives Rule will require the Series to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless the Series qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Series investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

OTHER INVESTMENT POLICIES

Foreign Securities. Except as noted, all of a Series’ policies regarding foreign securities discussed below are non-fundamental.

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Pro-Blend Series: The Series may not purchase foreign securities if as a result of the purchase of such securities more than 50% of a Series’ assets would be invested in foreign securities, provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by ADRs that are traded either on a domestic securities exchange or in the United States on the OTC market.

Overseas Series: The Series will, under normal circumstances, invest at least 80% of its assets, and expects to be fully invested, in securities of issuers from countries outside the United States. In addition, it may also invest in corporate debt securities of foreign issuers and in obligations issued by foreign governments or their respective agencies or instrumentalities. The Series may invest without limit in equity securities of foreign issuers that are listed on a domestic securities exchange or are represented by ADRs that are listed on a domestic securities exchange or are traded in the United States on the OTC market. Foreign debt securities may be denominated either in U.S. dollars or foreign currencies. The Series will invest no more than 25% of its assets in securities issued by any one foreign government.

Equity Series: The Series may not purchase foreign securities, provided that the Advisor shall have the ability to retain a security that after purchase changes its domicile to one outside the United States.

The restrictions set forth in this paragraph are fundamental policies that cannot be changed without the approval of a majority of the outstanding voting securities, as defined in the 1940 Act, of Pro-Blend Series, Overseas Series and Equity Series, as applicable. The Series’ investments in foreign securities will be of the same types and quality as the domestic securities in which the Series may invest. The Series may invest in foreign securities when the anticipated performance of foreign securities is believed by the Advisor to offer more potential than domestic alternatives in keeping with the investment goals of the Series. The Pro-Blend Series will invest no more than 25% of its assets in securities issued by any one foreign government. Foreign debt securities may be denominated either in U.S. dollars or foreign currencies.

Disciplined Value Series: The Series may not purchase foreign securities if as a result of the purchase of such securities more than 10% of the Series’ assets would be invested in foreign securities, provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by ADRs that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

Rainier International Discovery Series: The Series may invest up to 100% of its assets in equity securities of non-U.S. companies, including those that are not publicly traded in the United States. There are no prescribed limits on the geographic distribution of the Series’ investments, and the Series may focus its investments in only a few countries. Foreign securities may be denominated either in U.S. dollars or foreign currencies.

Risks of Foreign Securities. There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States.

In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets, which may cause liquidity problems for a Series. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S. These risks generally are greater for investments in securities of companies in emerging markets, which are usually in the initial stages of their industrialization cycle.

Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government. A Series’ investments in emerging markets can be considered speculative, and therefore may offer greater potential for gains and losses than investments in developed markets of the world. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. With respect to any emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also may have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

A Series which invests in relatively few countries may experience increased volatility and risk as compared to a Series which is more diversified among countries. As a result of investing in relatively few countries, a Series will be more susceptible to country-specific economic or market factors; social or political factors; legal, custody, accounting, legislative and regulatory changes; and currency fluctuations.

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The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq; instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East; epidemics such as those caused by the Ebola or Zika viruses; political and military actions undertaken by Russia and the resulting sanctions imposed by the United States and European Union (“EU”); terrorist attacks in the U.S. and around the world; social and political discord; debt crises (such as the recent Greek crisis); sovereign debt downgrades; or the exit or potential exit of one or more countries (such as the United Kingdom) from the EU, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide. Any such event(s) could have a significant adverse impact on the value and risk profile of a Series’ portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. and global economies and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the European Union (the “EU”) (commonly referred to as “Brexit”) and entered an 11-month transition period during which the UK remained part of the EU single market and customs union, the laws of which governed the economic, trade and security relations between the UK and EU. The transition period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The political, regulatory and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of the Series’ investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Series investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment. Whether or not the Series invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Series’ investments due to the interconnected nature of the global economy and capital markets.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Series’ investments are denominated relative to the U.S. dollar will affect the Series’ NAV. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Series’ securities are quoted would reduce the Series’ NAV per share.

Repurchase Agreements. Each Series may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Series purchases securities (“collateral”) from various financial institutions such as a bank or broker-dealer (a “seller”) which the Advisor or the Sub-Advisor deems to be creditworthy, subject to the seller’s agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Series plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Series’ custodian either directly or through a securities depositary. Default by the seller would, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities.

Investment Companies. Investment company securities are securities of other open-end or closed-end investment companies or unit investment trusts (“UITs”). Each Series may invest in securities issued by other investment companies to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

The 1940 Act generally prohibits, subject to certain exceptions, an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Series’ total assets in any one investment company and no more than 10% in any combination of investment companies. These limitations do not apply to a Series’ investments in money market funds. A Series may invest in investment companies managed by the Advisor, the Sub-Advisor or their affiliates to the extent permitted under the 1940 Act or as otherwise authorized by rule, regulation or order of the SEC.

To the extent a Series invests a portion of its assets in investment companies, those assets will be subject to the risks of the purchased investment company’s portfolio securities. The Series also will bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international, emerging markets, or global fund

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can invest in the securities markets of those countries. With the exception of the Series’ investments in money market funds, the Series do not intend to invest in other investment companies, unless, in the judgment of the Advisor or the Sub-Advisor, the potential benefits of such investments exceed the associated costs (which include any investment advisory fees charged by the investment companies) relative to the benefits and costs associated with direct investments in the underlying securities.

The Series may invest in securities of open-end investment companies, including exchange-traded funds (“ETFs”) organized as open-end investment companies, closed-end investment companies or unit investment trusts, including ETFs organized as unit investment trusts.

Investments in closed-end investment companies may involve the payment of substantial premiums above the NAV of such issuer’s portfolio securities and are subject to limitations under the 1940 Act. A Series also may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a “passive foreign investment company.”

ETFs are investment companies that are registered under the 1940 Act as open-end funds or UITs. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Each Series may invest in iShares® Funds, which are ETFs issued by iShares Trust and iShares, Inc. Pursuant to an exemptive order issued to iShares® and procedures adopted by the Fund’s Board of Directors, the Series may invest in an iShares® Fund beyond the limits set forth in section 12(d)(1)(A) of the 1940 Act, subject to certain terms and conditions. iShares® is a registered trademark of BlackRock Fund Advisors (“BFA”). On January 19, 2022, in connection with the adoption of Rule 12d1-4 under the 1940 Act, the SEC will rescind the exemptive order issued to iShares® and the Series will then need to rely on Rule 12d1-4 for investments in these ETFs. This may require the Series and iShares® to enter into new investment agreements and make certain adjustments to their compliance policies and procedures, but is not expected to materially affect the Series’ ability to invest in iShares®. Neither BFA nor the iShares® Funds make any representations regarding the advisability of investing in a Series.

Exchange-Traded Products (“ETPs”). Certain Series may purchase shares of or interests in ETPs, which may or may not be investment companies registered under the 1940 Act. The risks of owning interests of an ETP, such as an exchange-traded note (“ETN”) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETP’s shares). For example, supply and demand for shares of an ETP or market disruptions may cause the market price of the ETP to deviate from the value of the ETP’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, a Series indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Series and its shareholders directly bear in connection with the Series’ operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on the target commodity index less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing fixed income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Securities Lending. Each Series may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board of Directors. These loans, if and when made, may not exceed 33 1/3% of a Series’ total assets taken at value (including the loan collateral). A Series will not lend portfolio securities to its investment advisor, or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Series.

A Series may pay a part of the income earned to a third party (such as the Fund’s custodian) for acting as the Series’ securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Series may increase its income by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Investing

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the cash collateral subjects a Series to market risk. A Series remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by a Series, and the Series may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan. A Series will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Series must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Series must be able to terminate the loan on demand; (iv) the Series must receive reasonable interest on the loan, in addition to payments reflecting the amount of any dividends, interest or other distributions on the loaned securities; (v) the Series may pay only reasonable fees in connection with the loan; and, (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Series must terminate the loan and regain the right to vote the securities. Loans may involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Series’ ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays.

Short Sales. Short sales may be used by a Series as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The Series may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if, at all times during which the short position is open, the Series owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Series with respect to the securities that are sold short. “Uncovered” short sales are transactions under which a Series sells a security it does not own. To complete such a transaction, the Series must borrow the security to make delivery to the buyer. The Series is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Series closes its short position or replaces the borrowed security, the Series will: (i) earmark on the books of the Series or maintain in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise “cover” the Series’ short position as required by the 1940 Act.

A Series may engage in short sales in an attempt to capitalize on equity securities that it believes will underperform the market or their peers. When a Series sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or their peers. This strategy may effectively result in the Series having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Series’ share price and make the Series’ returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Series’ portfolio securities. The use of leverage may also cause a Series to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

Forward Commitments or Purchases on a When-Issued Basis. Each Series (with the exception of the Disciplined Value Series) may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Series before settlement. These securities are subject to market fluctuation due to changes in market interest rates. Each Series will enter into these arrangements with the intention of acquiring the securities in question and not for speculative purposes and will earmark on the books of the Series or maintain a separate account consisting of liquid assets in an amount at least equal to the purchase price.

Investment in Illiquid and Restricted Securities. A Series may not purchase any illiquid investment, i.e., an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment (which term includes repurchase agreements and time deposits maturing in more than seven days) if, immediately after the acquisition, the Series would have invested more than 15% of its net assets in illiquid investments that are assets.

Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933, as amended (the “1933 Act”). Such securities generally have been considered illiquid because they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. The SEC adopted Rule 144A to provide for a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to “qualified institutional buyers.” The result has been the development of a more liquid and efficient institutional resale market for restricted securities. Rule 144A securities may be liquid if properly determined by the Advisor or the Sub-Advisor pursuant to procedures adopted by the Board of Directors. The Series’ ability to invest in restricted securities includes investments in unregistered equity securities offered at a discount in a private placement that are issued by companies that have outstanding publicly traded equity securities of the same class (a “private investment in public equity,” or a “PIPE”).

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LIBOR Replacement Risk. The London Inter-Bank Offered Rate (“LIBOR”), which is used extensively in the U.S. and globally as a benchmark or reference rate for various commercial and financial contracts, is expected to be discontinued. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. More recently, on November 30, 2020, Ice Benchmark Administrator (“IBA”) announced its intention to consult on (i) the cessation of four LIBOR currencies (GBP, EUR, JPY and CHF) after the end of 2021 and (ii) on the cessation of the major USD LIBOR tenors (overnight, 1M, 3M, 6M and 12M) on June 30, 2023 and the cessation of the 1 week and 2M USD LIBOR by the end of 2021. IBA will make separate announcements following the outcome of the consultations. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Series. The effect of any changes to, or discontinuation of, LIBOR on the Series will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, other investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Series until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk Management. In October 2016, the SEC adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which requires the Fund to establish a liquidity risk management program. Prior to June 1, 2019, the final effective date, the Board of Directors of the Fund, including a majority of the Independent Directors, approved the Fund’s Liquidity Risk Management Program (the “Liquidity Program”) and the appointment of the Liquidity Risk Committee to administer the Liquidity Program (the “Liquidity Program Administrator”). Under the Liquidity Program, the Liquidity Program Administrator assesses, manages, and periodically reviews each Series’ liquidity risk and classifies each investment as “Highly Liquid,” “Moderately Liquid,” “Less Liquid” or “Illiquid” based on the time it will take to convert the investment to cash. The Liquidity Rule defines “liquidity risk” as the risk that a Series could not meet requests to redeem shares issued by the Series without significant dilution of the remaining investors’ interests in the Series. The liquidity of a Series’ portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. The adoption of the Liquidity Program is not a guarantee that a Series will have sufficient liquidity to satisfy its redemption requests in all market conditions or that redemptions can be effected without diluting remaining investors in the Series. The effect that the Liquidity Rule will have on the Series, and on the open-end fund industry in general, is not yet fully known, but the Liquidity Rule may impact a Series’ performance and its ability to achieve its investment objective.

Borrowings. Each Series may borrow money subject to its fundamental and non-fundamental investment policies. Borrowing money will subject a Series to interest costs. The Series generally borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. The Series may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

The Fund renewed its 364-day, $25 million credit agreement with Bank of New York Mellon (the “Credit Agreement”) in August 2020, which will terminate in August 2021, unless extended or renewed. Each series of the Fund (with the exception of the Credit Series) may borrow under the Credit Agreement for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. A series may borrow up to the maximum amount allowable under its current Prospectus and SAI, subject to various other legal, regulatory or contractual limits. Borrowing results in interest expense and other fees and expenses for a series that may impact the series’ net expenses and return. Each series of the Fund is charged its pro rata share of upfront fees and commitment fees on the aggregate commitment amount based on its net assets. If a series borrows pursuant to the Credit Agreement, the series is charged interest at a variable rate. The availability of assets under the Credit Agreement can be affected by other series’ borrowings under the agreement. As such, a series may be unable to borrow (or borrow further) under the Credit Agreement if the commitment limit has been reached.

Diversification. The Series are diversified under the 1940 Act. Further, each Series intends to satisfy the diversification requirements necessary to qualify as a regulated investment company (“RIC”) under the Code. For more information, see “Taxes” below. Diversification does not guarantee against a loss.

Special Risks of Cyber Attacks. As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or

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various other forms of cyber security breaches. Cyber attacks affecting the Fund, the Advisor, the Sub-Advisor, or the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Series’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Series may invest, which could result in material adverse consequences for such issuers and may cause the Series’ investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Series invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

Recent Market Events. An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. Liquidity for many instruments has been greatly reduced, and some interest rates are very low and in some cases yields are negative.

The ultimate impact of this COVID-19 pandemic is not known as such impact could be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Governments and central banks have instituted various measures designed to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

In general, the impact of this COVID-19 outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Series invests, which in turn could negatively impact the Series’ performance and cause losses on your investment in the Series.

Investment Restrictions

Each Series has adopted certain restrictions set forth below as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of the Series’ outstanding voting securities, which means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The following fundamental restrictions apply to all the Series (with the exception of the Rainier International Discovery Series).

None of the Series may:

1.	Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

2.

Purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions.

3.

Make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

4.

Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ SAI or as permitted by the 1940 Act, and any rule, regulation, or order of the SEC thereunder.

5.

Purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and

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options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

6.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7.

Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following fundamental restrictions apply to the Rainier International Discovery Series.

1.

The Series may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.

The Series may not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions.

3.

The Series may borrow money, except as prohibited under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.

The Series may make loans, except as prohibited under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.

The Series may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.

The Series may act as an underwriter of securities of other issuers, except as prohibited under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7.

The Series may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in this SAI or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

The following non-fundamental investment policies and restrictions apply to the Pro-Blend Series, the Equity Series, the Overseas Series and the Disciplined Value Series. They may be changed by the Fund’s Board of Directors.

1.

None of the Series may invest in illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

2.

None of the Series may purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

The following non-fundamental investment policies and restrictions apply to the Pro-Blend Series, the Equity Series and the Overseas Series. They may be changed by the Fund’s Board of Directors.

1.

Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

2.

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants, which are not listed on the NYSE or the NYSE American.

The following non-fundamental investment policies and restrictions apply to the Equity Series and the Overseas Series. They may be changed by the Fund’s Board of Directors.

1.

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing

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Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

2.	The Overseas Series may invest up to 100% of its assets in foreign securities.

Except for the limitations on borrowings, or as may be specifically provided to the contrary, each of the above percentage limitations are applicable at the time of a purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Series to exceed its limitation, the Series will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Series to exceed its limitation, the Series will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of its total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a Series’ investment restriction.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the investment company.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each Series from issuing senior securities, although it provides allowances for certain derivatives and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restrictions do not apply to non-diversified funds.

Portfolio Turnover

An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity of one year or less at the time of acquisition) for a year and dividing that amount by the monthly average of the market value of such securities during the year. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Series to pay correspondingly increased brokerage and trading costs. In addition to the transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under Federal Tax Treatment of Dividends and Distributions, to the extent net short-term gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The portfolio turnover rates for the Pro-Blend Moderate Term Series and the Pro-Blend Extended Term Series were higher in the fiscal year ended October 31, 2020 than the previous year due to cash flows and increased trading due to opportunities presented by stock market volatility.

Disclosure of Portfolio Holdings

The Fund’s Board of Directors has approved a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Series.

Disclosure of the Series’ complete portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31), in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings reports filed with the SEC as exhibits to Form N-PORT. Each Series’ Annual and Semi-Annual Reports are distributed to shareholders and the most recent Reports are available on the Fund’s website (see address below). The Series’ holdings reports on exhibits to Form N-PORT are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, each Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website at www.manning-napier.com. This information is provided with a lag of at least eight days. The information provided will include the following for each

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security in the portfolio: security name, CUSIP or Sedol symbol, ticker (for equities only), country, number of shares or units held (for equities), par value (for bonds), and market value as of the date of the portfolio. For futures contracts, the information provided will include the underlying instrument, the notional value of the contracts, and the amount of unrealized appreciation or depreciation. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to exhibits to Form N-PORT). This information is publicly available to all categories of persons.

The Fund provides portfolio holdings and information derived from the portfolio holdings to rating and ranking organizations such as Lipper and Morningstar, Inc. in connection with rating the Series and mutual fund database services such as Thomson Financial Research in connection with their collection of fund data for their subscribers. The Fund will only disclose such information as of the end of the most recent calendar month, and this information will be provided to these organizations no sooner than the next day after it is posted on the Fund’s website, unless the conditions described below relating to the disclosure of “non-public” portfolio holdings information are satisfied. The Fund believes that these organizations have legitimate objectives in requesting such portfolio holdings information.

The Fund’s policies and procedures provide that the Fund’s Chief Compliance Officer (or her designee) (“CCO”) may authorize disclosure of non-public portfolio holdings to rating and ranking organizations, mutual fund databases, consultants, and other organizations that will use the data for due diligence, rating, or ranking the Series, or similar uses at differing times and/or with different lag times than those described above. Prior to making any disclosure of non-public portfolio holdings to a third party, the CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund’s shareholders and that conflicts between the interests of the Fund’s shareholders and those of the Fund’s Advisor, principal underwriter, or any affiliated person of the Fund are addressed.

The Fund’s policies and procedures also permit the Fund to disclose certain commentary and analytical, statistical, performance or similar information relating to a Series of the Fund or its portfolio holdings if certain conditions are met. The information must be for legitimate business purposes and must be deemed to be non-material non-public information based on a good faith review of the particular facts and circumstances. Examples of such non-material non-public information may include, but are not limited to, the following types of information: allocation of a Series’ portfolio securities and other investments among various asset classes, sectors, industries, market capitalizations, countries and regions; the characteristics of the stock components and other investments of a Series; the attribution of a Series’ returns by asset class, sector, industry, market capitalization, country and region; certain volatility characteristics of a Series; certain valuation metrics of a Series (such as average price to earnings ratio and average earnings growth); and maturity and credit quality statistics for a Series’ fixed income holdings.

The Fund requires any third party receiving non-public portfolio holdings or information which is derived from portfolio holdings that is deemed material (together, “portfolio holdings data”) to enter into a confidentiality agreement with the Fund which provides, among other things, that non-public portfolio holdings data will be kept confidential and that the recipient has a duty not to trade on the portfolio holdings data and will use such information solely to analyze and rank a Series, or to perform due diligence and asset allocation, depending on the recipient of the information. The agreement will require that the recipient provide, upon request, evidence reasonably satisfactory to the Fund to demonstrate its adherence to the provisions of the agreement.

The Fund does not receive any compensation or other consideration for disclosure of portfolio holdings information.

In addition, the Fund’s service providers, such as the Advisor, Sub-Advisor, Custodian, Morgan, Lewis & Bockius LLP, PricewaterhouseCoopers LLP (“PwC”), Distributor, and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), all as defined herein, and the Fund’s pricing agents may possess or receive daily portfolio holdings information with no lag time in connection with their services to the Fund. In addition, Broadridge Financial Solutions, Inc. may receive portfolio holdings information with no lag time, as necessary, in connection with the proxy voting support services it provides to the Fund (see “Proxy Voting Policy”). Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider’s contract with the Fund or by the nature of its relationship with the Fund.

The Board exercises ongoing oversight of the portfolio holdings disclosure policy by overseeing the implementation and enforcement of the Fund’s policies and procedures by the CCO and by considering reports and recommendations by the CCO concerning any material compliance matters. The Board will be informed of any disclosures of non-public portfolio holdings data pursuant to a confidentiality agreement at its next regularly scheduled meeting or as soon as is reasonably practicable, and will periodically review agreements that the Fund has entered into to selectively disclose portfolio holdings data.

Management

The overall business and affairs of the Fund are managed by the Fund’s Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund’s agreements with its investment advisor, custodian and distributor. The day-to-day operations of the Fund are delegated to the Fund’s officers and to the Advisor and other service providers.

The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years. Manning & Napier Advisors, LLC is the successor entity to Manning & Napier Advisors, Inc. Accordingly, for purposes of the charts below, an

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individual’s employment history at Manning & Napier Advisors, LLC includes his/her employment history at Manning & Napier Advisors, Inc., except as otherwise stated.

Interested Director and Officer
Name:	Paul Battaglia*

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	42

Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director

Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018

Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	80

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 1996

Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997
Name:	Paul A. Brooke

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	75

Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017

Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);
Name:	John M. Glazer

Address:	290 Woodcliff Drive

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Fairport, NY 14450

Age:	56

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021

Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Name:	Margaret McLaughlin

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	53

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021

Principal Occupation(s) During Past 5 Years:	Consultant since 2020 – Bates Group (consultants); Consultant (2019-2020) – Madison Dearborn Partners (private equity); General Counsel/CCO (2011-2019) – Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC (Investment Adviser/SaaS Technology)

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Name:	Russell O. Vernon

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	63

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman

Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020

Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)
Name:	Chester N. Watson

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	70

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Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013

Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers

Name:	Elizabeth Craig

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	34

Current Position(s) Held with Fund:	Corporate Secretary

Term of Office[1] & Length of Time Served:	Since 2016

Principal Occupation(s) During Past 5 Years:	Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) – Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.
Name:	Samantha Larew

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	40

Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer

Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018

Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) – Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates
Name:	Scott Morabito

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	33

Current Position(s) Held with Fund:	Vice President

Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)

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Principal Occupation(s) During Past 5 Years:

Managing Director of Operations since 2019; Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.

Name:	Troy Statczar

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	49

Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer

Term of Office[1] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020

Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.
Name:	Sarah Turner

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	38

Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary

Term of Office[1] & Length of Time Served:	Since 2018

Principal Occupation(s) During Past 5 Years:	Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*	Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

[1]	The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

Equity Ownership of Directors as of 12/31/20

Name of Directors	Dollar Ranges of Equity Securities in the Series covered by this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Stephen B. Ashley	None	None
Paul A. Brooke	None	None
John M. Glazer	None	None
Margaret McLaughlin	None	None
Russell O. Vernon	None	None
Chester N. Watson	None	None

Interested Director
Paul J. Battaglia	Disciplined Value Series – Between $10,001 and $50,000	Between $10,001 and $50,000
Rainier International Discovery Series – Between $1 and $10,000

None of the Independent Directors have any beneficial ownership interest in the Fund’s Advisor, Manning & Napier Advisors, LLC or its Distributor, Manning & Napier Investor Services, Inc.

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Board Responsibilities

The management and affairs of the Fund and the Series are supervised by the Directors under the laws of the State of Maryland. The Board of Directors is responsible for overseeing the Series and each of the Fund’s additional other series, which include Series not described in this SAI. The Board has approved contracts, as described herein, under which certain companies provide essential management services to the Fund.

As with most mutual funds, the day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Advisor and Distributor. The Directors are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Each service provider is responsible for one or more discrete aspects of the Fund’s business (e.g., the Advisor is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business.

The Directors’ role in risk oversight begins before the inception of a Series, at which time the Advisor presents the Board with information concerning the investment objectives, strategies and risks of the Series as well as proposed investment limitations for the Series. Additionally, the Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function with respect to the Fund by monitoring risks identified during regular and special reports made to the Board, as well as regular and special reports made to the Audit Committee. In addition to monitoring such risks, the Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Advisor, the Board meets with the Advisor to review such services. Among other things, the Board regularly considers the Advisor’s adherence to the Series’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Series’ investments, including, for example, portfolio holdings schedules and reports on the Advisor’s use of derivatives and illiquid securities in managing the Series.

The Board meets regularly with the Fund’s CCO to review and discuss compliance issues and Fund and Advisor risk assessments. At least annually, the Fund’s CCO provides the Board with an assessment of the Fund’s Compliance Program reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers, including the Advisor. The assessment addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board directly, or through one or more of its Committees, receives reports from the Fund’s service providers that assist the Board in identifying and understanding operational risks and risks related to the valuation and liquidity of portfolio securities. The Fund’s Fair Value Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board (through its Audit Committee) oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the SEC is recorded, processed, summarized, and reported within the required time periods, and the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

From their review of these reports and discussions with the Advisor, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund and the Series, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Chair of the Board, Paul J. Battaglia, is an interested person of the Fund as that term is defined in the 1940 Act. Paul A. Brooke serves as the Lead Independent Director. In his role as Lead Independent Director, Mr. Brooke, among other things: (i) presides over Board meetings in the absence of the Chair of the Board; (ii) presides over executive sessions of the Independent Directors; (iii) along with the Chair of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the Independent Directors and Fund management, and among the Independent Directors; (v) serves as a key point person for dealings between the Independent Directors and Fund management; and (vi) has such other responsibilities as the Board or Independent Directors determine from time to time.

The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Directors who are not interested persons of the Fund (i.e., “Independent Directors”) constitute a super-majority (at least 75%) of the Board, the fact that the members of each Committee of the Board are Independent Directors, the amount of assets under management in the Fund, the number of Series (and classes of shares) overseen by the Board, and the total number of Directors on the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.

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However, a Director must retire from the Board by the end of the calendar year in which the Director turns 82 provided that the Board may, if it deems doing so to be consistent with the best interest of the Fund, and with the consent of any Director that is eligible for retirement, by unanimous vote of the Governance Committee and majority vote of the full Board, extend the term of such Director for successive periods of one year.

Individual Director Qualifications

The Fund has concluded that each of the Directors should serve on the Board because of their ability to review and understand information about the Series provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Series, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Fund has concluded that each of the Directors should serve as a Director based on their own experience, qualifications, attributes and skills as described below.

The Fund has concluded that Paul J. Battaglia should serve as Director because of his knowledge of and experience in the financial services industry, and the knowledge and experience he has gained from serving in various executive and management positions with the Advisor since 2004. Mr. Battaglia has over 15 years of experience in strategic and fiscal planning and budgeting, financial reporting, and investor relations.

The Fund has concluded that Stephen B. Ashley should serve as Director because of the experience he has gained in his various roles with the Ashley Group, a property management company, his experience as Chairman and Director of a publicly traded company, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Director of the Fund since 1996.

The Fund has concluded that Paul A. Brooke should serve as Director because of the business experience he has gained in a variety of roles with different financial and health care related businesses. Mr. Brooke has served as Chairman and CEO of Ithaka Acquisition Corp., and following its merger with a medical device company, the Alsius Corporation, Mr. Brooke served as Chairman. As a Partner of Morgan Stanley, Mr. Brooke was responsible for global research and health care strategy. Mr. Brooke was also responsible for health care investments at Tiger Management, LLC and serves as the Managing Member for a private investment firm, PMSV Holdings, LLC. In addition, Mr. Brooke was a Founder and Managing Partner of VenBio, an investment firm focused on biotechnology. The Fund has also concluded that Mr. Brooke should serve as a Director because of his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 2007.

The Fund has concluded that John M. Glazer should serve as Director because of the experience he has gained in his more than 25 years of professional experience with asset allocation, investment strategy, financial strategy and corporate transactions. Mr. Glazer currently serves as the Chief Executive Officer of a New-York based single-family office that manages well over $1 billion in assets. He is responsible for oversight of functions that range from investment management to estate planning and other services. Prior to this, Mr. Glazer served as the Head of Private Investments for an international family office and oversaw a team responsible for sourcing, evaluation, execution and management of a multi-billion dollar global portfolio of illiquid investments. Mr. Glazer also previously served as the Chief Financial Officer and Executive Vice President of Corporate Development at Physicians Interactive Holdings, Inc., a digital marketing firm, where he was responsible for oversight of financial affairs and corporate transactions. Mr. Glazer has served on many Boards of Directors and has extensive experience working closely with management teams on strategy, acquisitions and financing.

The Fund has concluded that Margaret McLaughlin should serve as Director because of the twenty-seven years of experience she has gained in a variety of roles encompassing regulatory, operating, legal, and compliance functions, serving both firms and their boards. Ms. McLaughlin formerly served as a founding member of the executive management team for Kramer Van Kirk Credit Strategies L.P. (a registered investment adviser) and its technology affiliate Mariana Systems LLC, where she was integrally involved in corporate strategy, operational oversight and board governance. Prior to Kramer Van Kirk, Ms. McLaughlin was Assistant General Counsel to Harris Associates L.P., where she was responsible for legal, regulatory and compliance activities. Ms. McLaughlin has an extensive understanding and perspective on governance, oversight, regulation, policies and procedures from her early experience with both the Securities and Exchange Commission and the Department of Justice.

The Fund has concluded that Russell O. Vernon should serve as Director because of the experience he has gained in his thirty years of helping financial companies grow and adjust to changing conditions. Mr. Vernon formerly served as the founder and General Partner of BVM Capital and President of Commerce Capital Markets, Inc. Mr. Vernon also previously served as the Chief Operating Officer at Barrett Associates, Inc., a money management firm, and as the Director of Investment Operations at Warburg Pincus Asset Management and Chancellor Capital Management. In those roles, Mr. Vernon was directly responsible for building a state-of-the-art infrastructure to support all client, business, product development and growth needs. He also served on numerous management and operating committees. Additionally, Mr. Vernon served as a Senior Manager at Deloitte & Touche, where his consulting practice focused on management, M&A, financial service and due diligence engagements and issues.

The Fund has concluded that Chester N. Watson should serve as Director because of the business experience he has gained as the Chief Audit Executive of General Motors Company, Lucent Technologies, and Verizon Communications (formerly Bell Atlantic Corporation) and as an Audit Partner in two major accounting firms, as well as his experience as a member of the Board of Trustees of Rochester

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Institute of Technology, where he serves as Chairman of the Audit Committee and Member of the Finance Committee. The Fund has also concluded that Mr. Watson should serve as a Director because of his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 2012.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Committees

There are two Committees of the Fund’s Board of Directors: the Audit Committee and the Governance and Nominating Committee.

The Audit Committee is comprised of the following Independent Directors: Stephen B. Ashley, Paul A. Brooke, John M. Glazer, Margaret McLaughlin, Russell O. Vernon and Chester N. Watson (Chairman). The Audit Committee meets twice annually, and, if necessary, more frequently. The Audit Committee met twice during the last fiscal year. The Audit Committee reviews the financial reporting process, the system of internal control, the audit process, and the Fund’s process for monitoring compliance with investment restrictions and applicable laws and regulations. All of the members of the Audit Committee have been determined by the Board to be audit committee financial experts, as defined by the SEC. The designation of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and Board in the absence of such designation.

The Governance and Nominating Committee is comprised of the following Independent Directors: Stephen B. Ashley, Paul A. Brooke, John M. Glazer, Margaret McLaughlin, Russell O. Vernon (Chairman) and Chester N. Watson. The Governance and Nominating Committee meets on an annual basis, and, if necessary, more frequently. The Governance and Nominating Committee met twice during the last fiscal year. The Governance and Nominating Committee evaluates candidates’ qualifications for Board membership and the independence of such candidates from the Advisor and other principal service providers for the Fund; makes recommendations to the full Board for nomination for membership on any committees of the Board; reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee; evaluates whether there is a need for additional committees of the Board; evaluates whether committees should be combined or reorganized; and reviews the performance of all Board members. The Governance and Nominating Committee’s procedures for the consideration of candidates for Board membership submitted by shareholders are attached as Appendix B.

The Interested Director and the officers of the Fund do not receive compensation from the Fund, except that a portion of the Fund’s CCO’s salary is paid by the Fund. Each Independent Director receives an annual fee of $70,000. Annual fees will be calculated quarterly. Each Independent Director receives $10,000 per regular Board meeting attended, and $3,000 per special or other Board meeting attended. In addition, the Independent Directors who are members of the Audit Committee receive $3,000 per Committee meeting attended, and the Independent Directors who are members of the Governance and Nominating Committee receive $2,000 per Committee meeting attended. Mr. Watson receives an additional fee of $2,500 per Audit Committee meeting for serving as Audit Committee Chairman. Mr. Brooke receives an additional fee of $1,500 per Governance and Nominating Committee meeting for serving as Governance and Nominating Committee Chairman and an additional annual fee of $25,000 for serving as Lead Independent Director.

Compensation Table for Fiscal Year Ended October 31, 2020

Name	Position with Registrant	Aggregate Compensation from Fund	Pension	Estimated Benefits upon Retirement	Total Compensation from Fund and Fund Complex*
Samantha Larew	CCO	$89,833	N/A	N/A	$89,833
Stephen B. Ashley	Director	$138,000	N/A	N/A	$138,000
John M. Glazer**	Director	N/A	N/A	N/A	N/A
Margaret McLaughlin**	Director	N/A	N/A	N/A	N/A
Paul A. Brooke	Lead Independent Director	$166,000	N/A	N/A	$166,000
Russell O. Vernon***	Director, Governance and Nominating Committee Chair	$66,000	N/A	N/A	$66,000
Chester N. Watson	Director, Audit Committee Chair	$143,000	N/A	N/A	$143,000

*	As of October 31, 2020, the Fund Complex consisted of 15 Series.
**	Mr. Glazer and Ms. McLaughlin were appointed Directors of the Fund on February 11, 2021.
***	Mr. Vernon was appointed a Director of the Fund on April 17, 2020.

As of January 31, 2021, the directors and officers of the Fund, as a group, owned less than 1% of the Fund.

33

Code of Ethics

The Fund, the Advisor, the Sub-Advisor, and the Fund’s principal underwriter have adopted a Code of Ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics is designed to detect and prevent improper personal trading. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. A copy of the Code of Ethics is on file with the SEC, and is available to the public.

Proxy Voting Policy

The Board of Directors has delegated proxy voting responsibilities with respect to securities held by the Series to the Advisor, subject to the Board’s general oversight. The Advisor has delegated the responsibility for determining how to vote proxies with respect to securities held by the Rainier International Discovery Series to the Sub-Advisor. Proxies will be voted in accordance with the proxy voting policies and procedures attached to this SAI as Appendix C. The proxy voting policies and procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

The Fund is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available upon request by calling 1-800-466-3863 or by writing to the Fund at Manning & Napier Fund, Inc., P.O. Box 805, Fairport, NY 14450. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

Principal Owners and Control Persons

As of January 29, 2021, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the shares of a class of a Series. Persons who beneficially own more than 25% of a Series’ outstanding shares may be deemed to control the Series within the meaning of the 1940 Act. Shareholders controlling a Series may have a significant impact on any shareholder vote of the Series. The Fund believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

Disciplined Value Series – Class S
NAME AND ADDRESS	% OF CLASS
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	10.11%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	5.99%

Disciplined Value Series – Class I
NAME AND ADDRESS	% OF CLASS
E*TRADE SAVINGS BANK PO BOX 6503 ENGLEWOOD, CO 801556503	11.15%
UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	10.43%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	6.37%
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	5.91%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	5.33%

34

Disciplined Value Series – Class W
NAME AND ADDRESS	% OF CLASS
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING 200 CLARENDON ST BOSTON, MA 02116-5021	57.01%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	17.20%

Disciplined Value Series – Class Z
NAME AND ADDRESS	% OF CLASS
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004 ATLANTA, GA 30358-0004	12.37%
BNYM I S TRUST CO CUST ROLLOVER IRA KENNETH C KVACEK CHAGRIN FALLS, OH 44022-3502	8.51%
BNYM I S TRUST CO CUST ROLLOVER IRA MARIANN KVACEK CHAGRIN FALLS, OH 44022-3502	7.70%
KAREN L MOLE TTEE HERBERT V HAMPSON CHARITABLE UNITRUST LAGRANGE, OH 44050-9418	7.68%
JOHN W KOESSLER III TRUST FBO SEAN W KOESSLER ONYX ADVISORS LLC 976 DELAWARE AVE STE 2 BUFFALO, NY 14209-1806	6.69%
JOHN W KOESSLER III TRUST FBO CLAIRE E KOESSLER ONYX ADVISORS LLC 976 DELAWARE AVE STE 2 BUFFALO, NY 14209-1806	6.69%
JOHN W KOESSLER III TRUST LOUISE KOESSLER ONYX ADVISORS LLC WILLIAM KOESSLER 976 DELAWARE AVE STE 2 BUFFALO, NY 14209-1806	6.69%
RICHARD D WITCHEY III TTEE RICHARD D WITCHEY III LIVING TRUST LEXINGTON, OH 44904-9766	6.14%

Equity Series – Class S
NAME AND ADDRESS	% OF CLASS
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	21.80%
GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR LARGE BENEFIT PL 8525 E ORCHARD RD	13.18%

35

GREENWOOD VILLAGE, CO 80111
J P MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN, NY 11245-0003	6.45%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	5.34%

Equity Series – Class W
NAME AND ADDRESS	% OF CLASS
THE STEPHEN C. FISHER REVOCABLE TRUST PITTSFORD, NY 14534	98.26%

Overseas Series – Class I
NAME AND ADDRESS	% OF CLASS
IBEW LOCAL 150 PERSION FUND 6525 CENTURION DR LANSING, MI 48917-9275	22.31%
SEI PRIVATE TRUST COMPANY C/O FIRST HAWAIIAN BANK 1 FREEDOM VALLEY DR OAKS, PA 19456-9989	12.44%
SAXON & CO PO BOX 7780-1888 PHILADELPHIA, PA 19182-0001	10.94%
JOHN HANCOCK TRUST COMPANY LLC 690 CONTON STREET, SUIT 100 WESTWOOD, MA 02090	9.31%
RELIANCE TRUST CO FBO SALEM TRUST R/R P.O. BOX 78446 ATLANTA, GA 30357	8.48%
MITRA & CO FBO VA C/O RELIANCE TRUST COMPANY(WI) 4900 WEST BROWN DEER RD MILWAUKEE, WI 53223	7.44%
GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR LARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VILLAGE, CO 80111	6.63%
UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 100 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	5.93%

Overseas Series – Class S
NAME AND ADDRESS	% OF CLASS
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	40.34%

Overseas Series – Class W
NAME AND ADDRESS	% OF CLASS
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING	50.20%

36

200 CLARENDON ST BOSTON, MA 02116-5021
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMER 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	14.49%

Overseas Series – Class Z
NAME AND ADDRESS	% OF CLASS
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSERY CITY, NJ 07310-1995	61.01%
JOHN HANCOCK TRUST COMPANY LLC 690 CANTON STREET, SUITE 100 WESTWOOD, MA 02090	24.86%
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE, WI 53212-3958	5.99%

Pro-Blend® Conservative Term Series – Class S
NAME AND ADDRESS	% OF CLASS
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO OUR CUSTOMER 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	25.72%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004 ATLANTA, GA 30358-0004	5.39%

Pro-Blend® Conservative Term Series – Class I
NAME AND ADDRESS	% OF CLASS
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	14.60%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FEBO CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	12.64%
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	9.64%
MORGAN STANLEY SMITH BARNEY LLC FEBO ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004-1901	7.01%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004 ATLANTA, GA 30358-0004	6.60%

Pro-Blend® Conservative Term Series – Class R
NAME AND ADDRESS	% OF CLASS
RONALD MORRIS & JENNFER MORRIS TTEE PROVIDENCE REAL ESTATE CONSULTING LLC CASH BALANCE PLAN 4440 TUCK RD LOGANVILLE, GA 30052-3268	11.56%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	7.34%

37

Pro-Blend® Conservative Term Series – Class L
NAME AND ADDRESS	% OF CLASS
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	36.61%

Pro-Blend® Conservative Term Series – Class W
NAME AND ADDRESS	% OF CLASS
SALVATORE ZINGALES IRA JACKSONVILLE, FL 32224	99.68%

Pro-Blend® Extended Term Series – Class S
NAME AND ADDRESS	% OF CLASS
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO OUR CUSTOMER 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	6.57%

Pro-Blend® Extended Term Series – Class I
NAME AND ADDRESS	% OF CLASS
MORGAN STANLEY SMITH BARNEY LLC FEBO ITS CUSTOMERS 1 NEW YORK PLAZA, 12th FL NEW YORK, NY 10004-1901	29.81%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO OUR CUSTOMER 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	10.20%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	6.99%
TD AMERITRADE INC FEBO CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	5.01%

Pro-Blend® Extended Term Series – Class R
NAME AND ADDRESS	% OF CLASS
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	5.21%

Pro-Blend® Extended Term Series – Class L
NAME AND ADDRESS	% OF CLASS
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	34.35%

Pro-Blend® Extended Term Series – Class W
NAME AND ADDRESS	% OF CLASS
MANNING & NAPIER INITIAL INVESTMENT MANNING & NAPIER ADVISORS LLC ATTN KELLEY WILSON 290 WOODCLIFF DR FAIRPORT, NY 14450-4212	100.00%

Pro-Blend® Maximum Term Series – Class S
NAME AND ADDRESS	% OF CLASS
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO OUR CUSTOMER	12.45%

38

101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151
NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	5.41%

Pro-Blend® Maximum Term Series – Class I
NAME AND ADDRESS	% OF CLASS
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	16.89%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	12.86%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	7.99%

Pro-Blend® Maximum Term Series – Class L
NAME AND ADDRESS	% OF CLASS
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	36.74%

Pro-Blend® Maximum Term Series – Class W
NAME AND ADDRESS	% OF CLASS
ETC AS TTEE ALEXANDER SETTE-DUCATI INHERITED IRA TRUST N.Y. REPRESENTATIVE OFFICE FAIRPORT, NY 14450	19.84%
ETC AS TTEE ALEXANDER SETTE-DUCATI INHERITED IRA TRUST N.Y. REPRESENTATIVE OFFICE FAIRPORT, NY 14450	19.84%
ETC AS TTEE ALEXANDER SETTE-DUCATI INHERITED IRA TRUST N.Y. REPRESENTATIVE OFFICE FAIRPORT, NY 14450	19.84%
ETC AS TTEE ALEXANDER SETTE-DUCATI INHERITED IRA TRUST N.Y. REPRESENTATIVE OFFICE FAIRPORT, NY 14450	19.76%
ETC AS TTEE ALEXANDER SETTE-DUCATI INHERITED IRA TRUST N.Y. REPRESENTATIVE OFFICE FAIRPORT, NY 14450	19.73%

Pro-Blend® Moderate Term Series – Class S
NAME AND ADDRESS	% OF CLASS
JOHN HANCOCK TRUST COMPANY LLC 690 CANTON STREET, SUITE 100 WESTWOOD, MA 02090	11.92%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO OUR CUSTOMER 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	10.94%

Pro-Blend® Moderate Term Series – Class I

39

NAME AND ADDRESS	% OF CLASS
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO OUR CUSTOMER 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	14.08%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004 ATLANTA, GA 30358-0004	13.74%
INTERNATIONAL UNION OF OPERATING ENGINEERS LOCAL 302 GERERAL FUND 18701 120TH AVE NE BOTHELL, WA 98011-9514	11.18%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	9.02%

Pro-Blend® Moderate Term Series – Class L
NAME AND ADDRESS	% OF CLASS
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	31.21%

Pro-Blend® Moderate Term Series – Class W
NAME AND ADDRESS	% OF CLASS
MICHELLE YANT TRUST NY REPRESENTATIVE OFFICE FAIRPORT, NY 14450	51.10%
ETC AS IA - AMY GITTELL GALLAGHER TTEE OF M.GITTELL SKILLMAN, NJ 08558	23.60%
ETC AS IA - ROSS GITTELL TTEE M. GITTELL 2005 TR PORTSMOUTH, NH 03801	22.86%

Rainier International Discovery Series - Class I
NAME AND ADDRESS	% OF CLASS
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	20.94%
UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	18.39%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	7.08%

Rainier International Discovery Series – Class S
NAME AND ADDRESS	% OF CLASS
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	46.09%
TD AMERITRADE INC	12.74%

40

FEBO OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226

Rainier International Discovery Series – Class Z
NAME AND ADDRESS	% OF CLASS
MARIL & CO FBO NG C/O RELIANCE TRUST COMPANY WI 4900 WEST BROWN DEER RD MILWAUKEE, WI 53223	36.38%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	12.05%
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE, WI 53212-3958	9.83%

Rainier International Discovery Series – Class W
NAME AND ADDRESS	% OF CLASS
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING 200 CLARENDON ST BOSTON, MA 02116-5021	25.31%
THE OHIO MASONIC HOME FOUNDATION C/O JOHN WHITE 2655 W NATIONAL RD SPRINGFIELD, OH 45504-3698	18.89%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO OUR CUSTOMER 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	18.71%
DAVID C NOVAK NORTH PALM BEACH, FL 33408-3347	10.54%
CHARLES D FOWLER IRA CLEVELAND, OH 44120-1506	6.52%
THE OHIO AUTOMOBILE CLUB WORTHINGTON, OH 43085	5.42%

The Advisor and the Sub-Advisor

Manning & Napier Advisors, LLC (“MNA” or the “Advisor”), acts as the Fund’s investment advisor. Manning & Napier Group, LLC (“Manning & Napier Group”) owns 100% of the outstanding interests in MNA and acts as the sole managing member of MNA. Manning & Napier, Inc., a publicly traded company (ticker symbol “MN”), acts as the sole managing member of Manning & Napier Group. Under the Investment Advisory Agreements (the “Advisory Agreements”) between the Fund and the Advisor, the Advisor is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Fund and direction of the Advisor’s directors, officers or employees who may be elected as officers of the Fund to serve as such. In addition, the Advisor oversees the Sub-Advisor to ensure its compliance with the investment objective, policies, strategies, and restrictions of the Rainier International Discovery Series, and monitors the Sub-Advisor’s adherence to its investment style.

Rainier Investment Management, LLC acts as the investment sub-advisor to the Rainier International Discovery Series. Manning & Napier Group owns a majority of the outstanding interests in Rainier, and the remaining interests are owned by certain of Rainier’s employees. Under the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement,” and, together with the Advisory Agreements, the “Agreements”) between the Advisor and the Sub-Advisor, the Sub-Advisor provides a continuous investment program for the Rainier International Discovery Series and makes decisions and places orders to buy, sell or hold particular securities for the Series. The Sub-Advisor is also responsible for managing its employees who provide services to the Series.

The Fund pays the Advisor for the services performed a fee at the annual rate of: 0.30% of the Series’ average daily net assets for the Disciplined Value Series; 0.40% of the Series’ average daily net assets for the Pro-Blend Conservative Term Series; 0.60% of the Series’ average daily net assets for each of the Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series and Overseas Series; 0.75% of the Series’ average daily net assets for the Equity Series; and 0.90% of the Series’ average daily net assets for the Rainier International Discovery Series. The Advisor pays the Sub-Advisor out of the fee received from the Rainier

41

International Discovery Series at an annual rate of 0.70% of the Series’ average daily net assets. As described below, the Advisor is separately compensated for acting as the Fund’s accounting services agent and providing administration services to the Series. Prior to March 1, 2017, the Advisor was also separately compensated for acting as transfer agent and dividend disbursing agent for the Series.

After its initial two year term, the continuance of each Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of the Fund or by the Directors; and (ii) by the vote of a majority of the Directors who are not parties to such Agreement or “interested persons” (as defined under the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement will terminate automatically in the event of its “assignment” (as defined under the 1940 Act) and is terminable at any time without penalty by the Directors or by a majority of the outstanding shares of the Fund on 60 days’ written notice to the Advisor, or by the Advisor on 60 days’ written notice to the Fund. The Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined under the 1940 Act) or the termination of the Advisory Agreement and is terminable at any time without penalty (i) by the Directors or by a majority of the outstanding shares of the Fund, (ii) by the Advisor on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Advisor, or (iii) by the Sub-Advisor on 90 days’ written notice to the Advisor.

The Advisor has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit each class’s total direct annual operating expenses (exclusive of Rule 12b-1 Fees (as defined below), Shareholder Services Fees (as defined below) and waived Class W management fees, as applicable (collectively, “excluded expenses”)), as shown below. The agreements are expected to remain in effect indefinitely, and may not be amended or terminated by the Advisor without the approval of the Board. The Advisor’s agreement to limit each Series’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in underlying funds or other investment companies.

The Advisor may receive from a class the difference between the class’s total direct annual operating expenses (not including excluded expenses) and the class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual operating expenses (not including excluded expenses), are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

Series	Contractual Expense Limitation
Pro-Blend Conservative Term Series Class S	0.65%
Pro-Blend Conservative Term Series Class I	0.65%
Pro-Blend Conservative Term Series Class L	0.65%
Pro-Blend Conservative Term Series Class R	0.65%
Pro-Blend Conservative Term Series Class Z	0.50%
Pro-Blend Conservative Term Series Class W	0.10%
Pro-Blend Moderate Term Series Class S	0.85%
Pro-Blend Moderate Term Series Class I	0.85%
Pro-Blend Moderate Term Series Class L	0.85%
Pro-Blend Moderate Term Series Class R	0.85%
Pro-Blend Moderate Term Series Class Z	0.70%
Pro-Blend Moderate Term Series Class W	0.10%
Pro-Blend Extended Term Series Class S	0.85%
Pro-Blend Extended Term Series Class I	0.85%
Pro-Blend Extended Term Series Class L	0.85%
Pro-Blend Extended Term Series Class R	0.85%
Pro-Blend Extended Term Series Class Z	0.70%
Pro-Blend Extended Term Series Class W	0.10%
Pro-Blend Maximum Term Series Class S	0.85%
Pro-Blend Maximum Term Series Class I	0.85%
Pro-Blend Maximum Term Series Class L	0.85%
Pro-Blend Maximum Term Series Class R	0.85%
Pro-Blend Maximum Term Series Class Z	0.70%
Pro-Blend Maximum Term Series Class W	0.10%
Overseas Series Class I	0.75%
Overseas Series Class S	0.80%
Overseas Series Class Z	0.65%
Overseas Series Class W	0.05%
Equity Series Class S	0.80%
Equity Series Class W	0.05%
Disciplined Value Series Class S	0.60%

42

Series	Contractual Expense Limitation
Disciplined Value Series Class I	0.60%
Disciplined Value Series Class Z	0.45%
Disciplined Value Series Class W	0.15%
Rainier International Discovery Series Class I	1.15%
Rainier International Discovery Series Class S	1.15%
Rainier International Discovery Series Class Z	1.00%
Rainier International Discovery Series Class W	0.10%

Fees earned, waived and reimbursed by the Advisor for the periods ending December 31, are as follows:

	2018		2019		2020
Series	Advisory Fees Paid	Fees Waived or Expenses Reimbursed	Advisory Fees Paid	Fees Waived or Expenses Reimbursed	Advisory Fees Paid	Fees Waived or Expenses Reimbursed
Pro-Blend Conservative Term Series	$5,426,136	$0	$4,191,447	$3,404	$3,366,851	$7,033
Pro-Blend Moderate Term Series	$4,705,957	$0	$2,892,997	$50,180	$2,376,318	$12,682
Pro-Blend Extended Term Series	$4,708,799	$50,028	$3,451,516	$43,119	$3,107,503	$35
Pro-Blend Maximum Term Series	$3,445,861	$136,336	$2,540,067	$90,444	$2,279,587	$30,927
Equity Series	$598,559	$136,030	$491,938	$156,798	$459,931	$161,496
Overseas Series	$3,152,469	$161,051	$3,669,477	$685,517	$3,397,791	$1,845,767
Disciplined Value Series	$543,253	$47,894	$847,911	$101,784	$1,008,679	$355,859
Rainier International Discovery Series	$3,836,109	$59,617	$4,192,190	$341,341	$4,161,195	$401,865

For periods ended October 31, the sub-advisory fees paid by the Advisor to the Sub-Advisor with respect to the Rainier International Discovery Series were as follows:

2018 Fees Paid	2019 Fees Paid	2020 Fees Paid
$2,983,641	$3,260,592	$3,236,485

The Advisor serves as the Fund’s accounting services agent and provides administration services to the Fund and its series. The Advisor has contracted with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 4400 Computer Drive, Westborough, MA 01581, to provide sub-accounting and sub-administration services to each series of the Fund.

Pursuant to a Master Services Agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration services in the following amounts: 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per Series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged to the Fund.

For the fiscal years ended October 31, 2018, 2019 and 2020 the Advisor received $1,753,494, $1,867,260, and $892,605, respectively, from the Series collectively. These figures include amounts received from certain series no longer included in this SAI because they have or are scheduled to terminate operations.

The Advisor and its affiliates may use the Series within discretionary investment accounts. From time to time, these discretionary accounts may hold a substantial portion of the outstanding shares of the Series, and transactions in shares of the Series for such accounts may have an impact upon the size and operations of the Series. For instance, transactions in shares of the Series for these accounts may cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect fund performance and increase the likelihood of capital gain distributions. In addition, the Series’ assets may be significantly less during times when these discretionary accounts are not invested in the Series, which would cause the Series’ remaining shareholders to bear greater portions of the Series’ fixed operating expenses, subject to any fee waiver then in effect.

The Distributor

Manning & Napier Investor Services, Inc. (the “Distributor”), an affiliate of the Advisor, acts as Distributor of Fund shares and is located at the same address as the Advisor and the Fund. The Distributor and the Fund are parties to a distribution agreement (the “Distribution Agreement”) which applies to each class of shares of the Fund.

The Distribution Agreement is renewable annually. The continuation of the Distribution Agreement must be specifically approved by the Board of Directors and separately by the Directors who are not parties to the Distribution Agreement or “interested persons” (as defined under the 1940 Act) of any party to the Distribution Agreement.

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The Distributor will not receive compensation for distribution of Class I, W, or Z shares of each Series, or Class S shares of the Equity Series.

Payments to Broker-Dealers and Other Financial Intermediaries

Rule 12b-1 Plan

The Fund’s Board of Directors has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) whereby Class K, L, and R shares of each Series, and Class S shares of each Series other than the Equity Series (each a “Rule 12b-1 Plan Class”) are subject to an annual distribution and shareholder services fee (a “Rule 12b-1 Fee”) as shown below.

The Rule 12b-1 Fee is calculated on the average daily net assets of the applicable Rule 12b-1 Plan Class. The Rule 12b-1 Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of a Rule 12b-1 Plan Class and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of a Rule 12b-1 Plan Class.

Class	Rule 12b-1 Fee

Class S (each Series other than the Equity Series)	0.25%
Class K	0.25%
Class R	0.50%
Class L	1.00%

The Rule 12b-1 Plan has been adopted in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Rule 12b-1 Plan shall continue in effect for each Rule 12b-1 Plan Class for so long as its continuance is specifically approved at least annually by votes of the majority of both (i) the Directors of the Fund and (ii) those Directors of the Fund who are not “interested persons” (as defined under the 1940 Act) of the Fund, and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to it (referred to as the “Qualified Directors”), cast in person at a Board of Directors meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan requires that quarterly written reports of amounts spent under the Rule 12b-1 Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. With respect to each Rule 12b-1 Plan Class, the Rule 12b-1 Plan may not be amended to increase materially the amount of distribution expenses permitted to be paid under the Rule 12b-1 Plan for such Rule 12b-1 Plan Class without the approval of shareholders holding a majority of the outstanding voting securities of such Rule 12b-1 Plan Class. All material amendments to the Rule 12b-1 Plan must be approved by votes of the majority of both (i) the Directors of the Fund and (ii) the Qualified Directors.

Pursuant to the Rule 12b-1 Plan, each Rule 12b-1 Plan Class is subject to an annual Rule 12b-1 Fee as shown in the chart above. The shareholder services component of the foregoing fee for each Rule 12b-1 Plan Class is limited to 0.25% of the average daily net assets of such Rule 12b-1 Plan Class.

With respect to amounts paid under the Rule 12b-1 Plan for distribution services, the Distributor may use this fee on any activities or expenses primarily intended to result in the sale of shares of the Rule 12b-1 Plan Classes, including, but not limited to, (i) as compensation for the Distributor’s services in connection with distribution assistance; or (ii) as a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

With respect to shareholder services, the Distributor may use payments under this aspect of the Rule 12b-1 Plan to provide or enter into agreements with organizations, including affiliates of the Distributor (referred to as “Service Organizations”), who will provide certain shareholder, administrative and non-distribution services for shareholders of the Rule 12b-1 Plan Classes, including, but not limited to: (i) maintaining accounts relating to shareholders that invest in shares of a Rule 12b-1 Plan Class; (ii) responding to shareholder inquiries relating to the services performed by Distributor and/or Service Organizations; (iii) responding to inquiries from shareholders concerning their investment in shares of the Rule 12b-1 Plan Classes; (iv) assisting shareholders in changing dividend options, account designations and addresses; (v) providing information periodically to shareholders showing their position in shares of the Rule 12b-1 Plan Classes; (vi) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (viii) arranging for bank wires; (ix) processing dividend payments from the Fund on behalf of shareholders; (x) preparing tax reports; (xi) providing sub-accounting services; and (xii) providing such other similar non-distribution services as the Fund or Distributor may reasonably request to the extent that the Service Organization is permitted to do so under applicable laws or regulations. The Distributor may also use this fee for payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor and/or Service Organizations’ affiliates and subsidiaries as compensation for such services.

Generally, the Rule 12b-1 Fee paid under the Rule 12b-1 Plan will not be retained by the Distributor but will instead be reallowed to various financial intermediaries and Service Organizations that enter into distribution and/or shareholder servicing agreements with the Distributor. The Rule 12b-1 Plan and class structure of the Fund permit the Fund to allocate an amount of fees to a financial intermediary

44

or Service Organization based on the level of distribution and/or shareholder services it agrees to provide. The Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares.

Payments under the Rule 12b-1 Plan are made as described above regardless of the Distributor’s actual cost of providing the services and may be used to pay the Distributor’s overhead expenses. If the cost of providing the services under the Rule 12b-1 Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by the Distributor.

The tables below shows the fees paid under the Rule 12b-1 Plan for the Series for the fiscal year ended October 31, 2020.

Series	Class	Fees Paid in 2020	Fees Retained by Distributor in 2020
Pro-Blend Conservative Term Series	L	$866,081	$27,635
	R	$51,245	$(17,171)
	S	$1,571,829	$354,302
Pro-Blend Moderate Term Series	L	$945,689	$19,677
	R	$50,530	$(30,448)
	S	$478,267	$193,326
Pro-Blend Extended Term Series	L	$1,006,684	$24,993
	R	$57,947	$(56,372)
	S	$708,229	$466,891
Pro-Blend Maximum Term Series	L	$532,218	$12,825
	R	$95,616	$(40,281)
	S	$588,590	$262,506
Rainier International Discovery Series	S	$90,285	$11,232
Overseas Series	S	$489,543	$21,934
Disciplined Value Series	S	$184,933	$89,445

Shareholder Services Plan

The Board of Directors of the Fund has adopted a Shareholder Services Plan (the “Shareholder Services Plan”) with respect to Class S shares of the Equity Series (the “Shareholder Services Plan Class”). The Shareholder Services Plan enables the Fund to directly or indirectly bear expenses relating to the provision by the Advisor and/or Service Organizations (as defined below) of certain service activities to the shareholders of the Shareholder Services Plan Class. Pursuant to the Shareholder Services Plan, Class S shares of the Equity Series are subject to an annual shareholder services fee (the “Shareholder Services Fee”) of up to 0.25% of the Class’s average daily net assets. Prior to March 1, 2019, Class S shares of the Pro-Blend Conservative Term Series were subject to an annual Shareholder Services Fee of up to 0.20% of the Class’s average daily net assets, and Class S shares of each of the Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, and Disciplined Value Series were subject to an annual Shareholder Services Fee of up to 0.25% of the Class’s average daily net assets.

As contemplated by the Shareholder Services Plan, a portion of the Shareholder Services Fee received by the Advisor is retained by the Advisor as compensation for its provision of service activities to the shareholders of the Shareholder Services Plan Classes while the remaining portion of the Shareholder Services Fee received by the Advisor is paid by the Advisor to Service Organizations as compensation for the service activities they provide to shareholders of the Shareholder Services Plan Classes.

The Advisor may use payments under the Shareholder Services Plan to provide, or enter into agreements with organizations, including affiliates of the Fund (referred to as “Service Organizations”), who will provide, certain service activities for shareholders of the Shareholder Services Plan Classes, including, but not limited to: (i) maintaining accounts relating to shareholders that invest in shares of a Shareholder Services Plan Class; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the Advisor and/or Service Organizations; (iv) responding to inquiries from shareholders concerning their investment in shares of the Shareholder Services Plan Classes; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares of the Shareholder Services Plan Classes; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; and (ix) processing dividend payments from the Fund on behalf of shareholders. The Advisor may also use this fee for payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Advisor and/or Service Organizations’ affiliates and subsidiaries as compensation for the services described above.

The Shareholder Services Plan shall continue in effect for so long as its continuance is specifically approved at least annually by votes of the majority of both (i) the Directors of the Fund and (ii) those Directors of the Fund who are not “interested persons” (as defined under the 1940 Act) of the Fund, and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or any agreements related to it (referred to as the “Qualified Directors”), at a Board of Directors meeting. The Shareholder Services Plan requires that quarterly written reports of amounts spent under the Shareholder Services Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. All material amendments to the Shareholder Services Plan must be approved by votes of the majority of both (i) the Directors of the Fund and (ii) the Qualified Directors.

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The table below shows the fees paid under the Shareholder Services Plan for the fiscal year ended October 31, 2020.

Series	Fees Paid in 2020	Fees Retained by Advisor in 2020
Equity Series	$152,469	$25,325

Other Payments by the Fund

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class S, Class I, Class L, and Class R shares of the Pro-Blend Series, and the Class I and Class S shares of the Overseas Series, Disciplined Value Series and Rainier International Discovery Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Rule 12b-1 Fee payable under the Rule 12b-1 Plan of the Fund.

Payments by the Advisor and/or its Affiliates

The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any payments made to financial intermediaries by the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.

The Distributor may from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to financial intermediaries and it is free to make additional payments out of its own assets to promote the sale of Fund shares. The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by the Series or their shareholders. Such payments may provide an incentive for the financial intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend a Series over another investment.

Transfer Agent, Dividend Disbursing Agent, Custodian, Independent Registered Public Accounting Firm, and Counsel

The transfer agent and dividend disbursing agent for the Fund is BNY Mellon. Transfer agent fees are charged to the Fund on a per account basis.

The custodian for the Fund is The Bank of New York Mellon (the “Custodian”), 135 Santilli Highway, Everett, MA 02149. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. The Custodian may, at its own expense, employ one or more sub-custodians on behalf of the Fund, provided that it shall remain liable for all its duties as custodian. The foreign sub-custodians will act as custodian for the foreign securities held by the Fund.

PricewaterhouseCoopers LLP (“PwC”), with offices at 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm for all the Series. In addition to providing audit services, PwC assists in the preparation and review of, and signs as paid preparer, the Series’ federal and New York State tax returns and provides assistance on certain non-audit matters. The financial highlights for the respective Series included in the Prospectuses and the financial statements contained in the Annual Reports and incorporated by reference into this SAI for the fiscal year ended October 31, 2020 have been audited by PwC.

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103, serves as legal counsel to the Fund.

Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, CA 94111, serves as legal counsel to the Independent Directors.

Purchases and Redemptions

Check Acceptance Policy. The Fund reserves the right to reject certain forms of payment for share purchases. The Fund maintains a check acceptance policy for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks, or money orders. Investments that are received in an unacceptable form will be returned.

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Investors Outside the U.S. The Fund does not generally accept investments by non-U.S. persons or U.S. persons living outside the U.S. Investments from U.S. persons living outside the U.S. may be accepted if the U.S. person maintains a physical address within the U.S. or utilizes an APO or similar address. Non-U.S. persons may be permitted to invest under certain limited circumstances.

Payment for shares redeemed. Payment for shares presented for redemption may be delayed more than seven days only for (1) any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which the SEC determines that trading on the NYSE is restricted; (2) for any period during which the SEC determines that an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit.

The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold. An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued.

The Fund has made an election pursuant to Rule 18f-1 under the 1940 Act committing itself to pay in cash all requests for redemption by any shareholder of record of a Series, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) 1% of the net asset value of the Series at the beginning of such period.

Other Information about Purchases and Redemptions. The Fund has authorized a number of brokers to accept purchase and redemption orders on its behalf, and these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the appropriate Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.

Portfolio Managers

This section includes information about the investment professionals that serve on the Series’ Portfolio Management Teams, including information about the dollar range of Fund shares they own, how they are compensated, and other accounts they manage. The share ownership information is current as of October 31, 2020.

Name and Title	Fund Management Role	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in the Series covered by this SAI*	Aggregate Dollar Range of Equity Securities Beneficially Owned By the Portfolio Manager in All Manning & Napier Fund Series*
Christian A. Andreach, CFA, Co-Head of Global Equities, Senior Analyst/ Managing Director of Consumer Group, Head of U.S. Equity Core Team	Member of Equity Series, Overseas Series and Pro-Blend Series Portfolio Management Teams

Equity Series – between

$50,001 and $100,000

Overseas Series – between

$100,001 and $500,000

Disciplined Value Series –

between $100,001 and $500,000

Pro-Blend Extended Term

Series – between $50,001 and $100,000

Between $500,001 and $1,000,000

Marc Bushallow, CFA Managing Director of Fixed Income	Member of Pro-Blend Series Portfolio Management Team	None	Between $500,001 and $1,000,000

Ebrahim Busheri, CFA Director of Investments	Member of Equity Series, Overseas Series and Pro-Blend Series Portfolio Management Teams	Equity Series – between $100,001 and $500,000 Overseas Series – between $100,001 and $500,000	Between $100,001 and $500,000

Kelly Covley, CFA, CAIA, Analyst	Member of the Disciplined Value Series Portfolio Management Team	Disciplined Value Series – between $10,001 and $50,000	Between $10,001 and $50,000

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Alex Gurevich, CFA, Senior Analyst	Member of Disciplined Value Series Portfolio Management Team	None	None

Christopher F. Petrosino, CFA, Senior Analyst/Managing Director of Quantitative Strategies Group	Member of Disciplined Value Series Portfolio Management Team	Disciplined Value Series – between $50,001 and $100,000	Between $50,001 and $100,000

Richard J. Schermeyer, III, CFA, Senior Analyst	Member of Disciplined Value Series Portfolio Management Team	Disciplined Value Series – between $50,001 and $100,000 Pro-Blend Maximum Term Series – between $1 and $10,000	Between $50,001 and $100,000

Henrik Strabo, Chief Investment Manager, Rainier Investment Management	Rainier International Discovery Series Portfolio Manager	Rainier International Discovery Series – between $500,001 and $1,000,000	Between $500,001 and $1,000,000

Marc Tommasi, Co-Head of Global Equities, Senior Analyst/ Chief Investment Strategist, Head of Non-U.S. Equity Core Team, Managing Director of Global Strategies Group	Member of Equity Series, Pro-Blend Series and Overseas Series Portfolio Management Teams	Overseas Series – between $50,001 and $100,000	Between $50,001 and $100,000

Jay M. Welles, CFA, Senior Analyst/Managing Director of Technology Group	Member of Equity Series and Overseas Series Portfolio Management Team	Equity Series – between $50,001 and $100,000 Overseas Series – between $50,001 and $100,000	Between $100,001 and $500,000

*

Dollar ranges do not reflect interests owned by a Portfolio Manager in collective investment trust funds managed by the Advisor, which may have investment objectives, policies and strategies substantially similar to those of a series of the Fund.

Compensation.

MNA. The portfolio managers of the Series, other than the Rainier International Discovery Series, are compensated by the Advisor. The Advisor’s portfolio manager compensation system includes a base salary and a bonus. The bonus system has been established to provide a strong incentive for portfolio managers to make investment decisions in the best interest of clients. Bonuses may be several times the level of base salary for successful portfolio managers.

Portfolio managers are assigned a competitive target bonus. The target bonus may be increased or decreased based on the absolute and relative performance of the portfolio manager’s overall portfolio over 12- and 36-month time periods. The bonus calculation could result in a negative, zero, or positive bonus. If the bonus calculation results in a negative bonus, then the negative balance is carried forward until the portfolio manager achieves a positive bonus to offset the negative balance.

In addition, certain portfolio managers may be awarded equity ownership in Manning & Napier, Inc., a publicly traded affiliate of Manning & Napier, or the Series. Equity ownership represents an important incentive for senior investment professionals and serves as another method to align the long-term interest of portfolio managers with the best interest of clients.

Rainier. The portfolio manager of the Rainier International Discovery Series is compensated by the Sub-Advisor. The portfolio manager receives a fixed base salary, as well as a bonus based on the profitability of the portfolio manager’s strategy, and the investment performance over a period of up to five years of (i) the strategy relative to its benchmark on a net of fees basis and (ii) the Rainier International Discovery Series relative to the performance of competing funds based on information developed by a third party.

Management of Other Portfolios. The following table provides information about other portfolios managed by members of the Series’ Portfolio Management Teams. The information provided is current as of October 31, 2020. The information below excludes the Series in this SAI.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accts	Total Assets*	Number of Accts	Total Assets	Number of Accts	Total Assets
Christian A. Andreach	0	$0	6	$1,501,858,317	4,113	$9,801,123,375
Marc Bushallow	6	$103,500,290	4	$1,217,406,830	4,220	$9,098,851,225
Ebrahim Busheri	0	$0	6	$1,501,858,317	4,113	$9,801,123,375
Kelly Covley	0	$0	0	$0	0	$0
Alex Gurevich	0	$0	1	$90,961,408	382	$1,370,384,768
Christopher F. Petrosino	0	$0	1	$90,961,408	550	$1,622,656,597

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accts	Total Assets*	Number of Accts	Total Assets	Number of Accts	Total Assets
Richard J. Schermeyer, III	0	$0	1	$90,961,408	382	$1,370,384,768
Henrik Strabo	0	$0	1	$257,434,567	3	$141,296,216
Marc Tommasi	0	$0	6	$1,501,858,317	4,113	$9,801,123,375
Jay M. Welles	0	$0	1	$25,610,882	36	$430,417,340

*	At times assets of the Other Accounts in column 3 may be invested in series of the Fund.

Management of Conflicts of Interest.

MNA. The Advisor’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Series’ investments, on the one hand, and the investments of the other accounts, on the other.

The Advisor may, for example, have an incentive to favor accounts with higher fees or performance-based fees in the allocation of investment opportunities. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

For the Fund, other pooled investment vehicles, and Other Accounts that have authorized it to do so, the Advisor trades equities, futures and most fixed income investments on an aggregate basis to improve execution efficiency and minimize associated costs. Order management systems automatically allocate aggregated orders according to pre-trade determinations using a random or pro-rata based methodology. In the event of a partially filled fixed income order, the Advisor frequently allocates securities first to the Series of the Fund and the Manning & Napier Collective Investment Trust Funds and then assigns the balance of the order among other accounts. Each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis.

The Advisor’s trading function for equities and certain fixed income investments is separate from its research function. The individuals who recommend and approve trades are not the same individuals who execute trades. For equities and most fixed income securities, traders exercise individual discretion in order to get the best possible execution on trades, but guidelines as to security, position size, and price are set by the analysts recommending the security. Proprietary and third-party reporting systems monitor implementation of trading programs across the account base. For certain fixed income trades, however, the trading and research functions overlap. This means that Fixed Income Analysts select and execute trades in certain bonds, primarily securitized debt, within these portfolios.

To remove the incentive for unauthorized trading and speculation in client accounts, members of the Trading Department are not compensated for profits generated, since the Research Department issues the investment directives and members of the Trading Department merely implement them. In addition, the compensation program for Research and Fixed Income Analysts, including those analysts that execute trades, is based on the returns of the particular security recommended or overall investment approach, rather than on the performance of any individual account.

Rainier. The Sub-Advisor’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Rainier International Discovery Series’ investments, on the one hand, and the investments of the other accounts, on the other. The Sub-Advisor may, for example, have an incentive to favor accounts with higher fees in the allocation of investment opportunities. However, the Sub-Advisor has structured the portfolio manager’s compensation such that he would not be expected to have an incentive to favor particular accounts over other accounts, and has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Transactions and Brokerage

In connection with the Advisor’s duty to arrange for the purchase and sale of securities held in the Series’ portfolios, the Advisor shall select the broker-dealers that, in the Advisor’s judgement, implement the Fund’s policy to achieve best execution. The Fund defines best execution as the prompt and efficient execution of securities trades at the most favorable price under the circumstances. In directing trades to a given broker, the Advisor will consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of the Series on a continuing basis.

The Advisor may also consider whether a broker provides brokerage and/or research services to the Fund and/or other accounts of the Advisor or the Sub-Advisor and may allocate orders for the Series to those brokers that provide such benefits. Such allocations shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Fund.

Examples of research services for which the Advisor deploys the Fund’s commission dollars include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The research which the Advisor or the Sub-Advisor receives for the Series’ brokerage commissions, whether or not useful to

49

the Fund, may be useful to the Advisor or the Sub-Advisor in managing the accounts of the Advisor’s or the Sub-Advisor’s other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

Commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor’s holistic experience with that broker for transactions executed across the Advisor’s client base.

A portion of the Fund’s portfolio transactions may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Series. Such principal transactions may, however, result in a profit to market makers. In certain instances the Advisor may make purchases of underwritten issues for the Series at prices which include underwriting fees.

The Fund will direct futures trades to one or more Futures Commissions Merchants (“FCMs”), as selected by the Advisor.

Brokerage Commissions Paid in Last Three Fiscal Years

	11/1/17-10/31/18	11/1/18-10/31/19	11/1/19-10/31/20
Pro-Blend Conservative Term Series	$198,507	$150,263	$285,108
Pro-Blend Moderate Term Series	$228,756	$180,256	$180,920
Pro-Blend Extended Term Series	$304,661	$248,827	$315,049
Pro-Blend Maximum Term Series	$256,958	$244,897	$304,396
Overseas Series	$944,298	$883,440	$894,221
Equity Series	$35,761	$29,984	$31,757
Disciplined Value Series	$54,168	$80,496	$74,053
Rainier International Discovery Series	$1,103,613	$1,305,494	$1,111,533

The brokerage commissions paid by the Pro-Blend Conservative Term Series in 2020 were higher than those for prior years due primarily to increased trading in the Series in response to market volatility and security sales in response to a large shareholder redemption.

Changes in the Predecessor Fund’s brokerage commissions were generally due to changes in the Predecessor Fund’s net assets and/or in portfolio turnover.

There were no brokerage commissions paid to affiliates during the last three fiscal years.

Directed Brokerage. For the fiscal year ended October 31, 2020, the Series paid brokerage commissions to brokers because of research services provided as follows:

	Brokerage Commissions Directed in Connection with Research Services Provided	Aggregate Dollar Amount of Transactions for which Such Commissions Were Paid
Pro-Blend Conservative Term Series	$285,108	$728,507,750
Pro-Blend Moderate Term Series	$180,920	$292,039,349
Pro-Blend Extended Term Series	$315,049	$516,531,896
Pro-Blend Maximum Term Series	$304,396	$409,217,699
Overseas Series	$894,221	$742,126,660
Equity Series	$31,757	$69,564,593
Disciplined Value Series	$74,053	$229,091,501
Rainier International Discovery Series	$1,111,533	$832,470,553

Regular Broker-Dealers. The Series’ regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Series; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Series; and (iii) the ten broker-dealers that sold the largest dollar amount of Series shares. During the fiscal year ended October 31, 2020, the following Series purchased securities issued by their regular broker-dealers:

	Regular Broker-Dealer	Value of Portfolio Holdings as of 10/31/20 (000’s omitted)
Disciplined Value Series	BANK OF AMERICA CORPORATION	$7,502
	CITIGROUP GLOBAL MARKETS INC.	$3,803
	US BANCORP PIPER JAFFRAY INC.	$3,606
	WELLS FARGO SECURITIES, LLC	$4,226

Pro-Blend Conservative Term Series	CITIGROUP GLOBAL MARKETS INC.	$4,226

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	Regular Broker-Dealer	Value of Portfolio Holdings as of 10/31/20 (000’s omitted)
	JPMORGAN CHASE & CO.	$9,495
	US BANCORP PIPER JAFFRAY INC.	$688
	WELLS FARGO SECURITIES, LLC	$799

Pro-Blend Moderate Term Series	BANK OF AMERICA CORPORATION	$1,898
	CITIGROUP GLOBAL MARKETS INC.	$2,539
	JPMORGAN CHASE & CO.	$5,288
	WELLS FARGO SECURITIES, LLC	$83

Pro-Blend Extended Term Series	BANK OF AMERICA CORPORATION	$1,861
	CITIGROUP GLOBAL MARKETS INC.	$2,394
	JPMORGAN CHASE & CO.	$5,017

Pro-Blend Maximum Term Series	BANK OF AMERICA CORPORATION	$533
	CITIGROUP GLOBAL MARKETS INC.	$553
	JPMORGAN CHASE & CO.	$352
	WELLS FARGO SECURITIES, LLC	$134

Net Asset Value

The NAV is determined on each day that the NYSE is open for trading. In determining the NAV of each Series’ shares, common stocks that are traded OTC or listed on national securities exchanges other than the NASDAQ National Market System are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the NYSE (generally 4:00 p.m., Eastern time), or, in the absence of recorded sales, at the closing bid prices on such exchanges. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. Unlisted securities that are not included in such NASDAQ National Market System are valued at the quoted bid prices in the OTC market. Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates market value. Futures, and related options on futures, traded on U.S. and foreign exchanges are valued at the exchange settlement price, or if no settlement price is available, at the last sale price as of the close of the exchange on the valuation date. Investments in registered investment companies are valued at their NAV per share on valuation date. All securities initially expressed in foreign currencies will be converted to U.S. dollars using current exchange rates. Short securities positions are accounted for at value, using the same method of valuation described above. Securities and other assets for which market quotations are not readily available or for which the Advisor deems the market quotations to be unreliable are valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors. A Series’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Series assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used as approved by the Fund’s Board of Directors.

The foreign securities held by the Series may be listed on foreign exchanges that trade on days when the NYSE is not open and the Series do not price their shares. As a result, the NAV of a Series may change at a time when shareholders are not able to purchase or redeem shares.

If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value taking this trading or these events into account.

Information About Fund Operations

The Fund does not expect to hold annual meetings of shareholders, but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption and liquidations. The Fund’s shareholders will vote in the aggregate and not by Series or class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Series or a Class. Income, direct liabilities and direct operating expenses of a Series will be allocated directly to the Series, and general liabilities and expenses of the Fund will be allocated among the Series in proportion to the total net assets of the Series by the Board of Directors.

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The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

A Series may participate in class action lawsuits relating to its portfolio securities. The proceeds from the settlements of such lawsuits will generally be recorded as assets of the Series in accordance with generally accepted accounting principles. If the Series is liquidated prior to its recognition of the proceeds of a settlement, however, the proceeds may be donated to charity in the event that the officers of the Series reasonably determine that, after taking into account all fees, costs and expenses reasonably related to the administration and distribution of such proceeds, including, but not limited to, administrative fees, mailing fees, and personnel costs, the amount to be distributed to each applicable shareholder is either zero or a de minimis amount.

As part of the Board’s considerations when approving the liquidation and dissolution of a Series, the Board may approve the establishment of a liquidating trust for the completion of the liquidation and distribution of a Series’ assets to shareholders. This may be the case when, for example, the Series has assets and liabilities which are contingent in nature that remain on the liquidation date. If the Board establishes a liquidating trust for a Series, the Fund would grant, assign and deliver to the liquidating trust all of the Series’ rights and interests in any assets it currently owns and the liquidating trust would assume all of such Series’ current liabilities and obligations, thereby allowing the Series to fully liquidate and dissolve. The Board would also appoint one or more trustees of the liquidation trust, which may be a Fund officer and/or an employee of the Advisor or an affiliate of the Advisor, to oversee the operations and administration of the trust. The Series’ former shareholders on the liquidation date will be the beneficiaries of the liquidating trust.

The liquidating trust will exist solely for the purposes of holding, liquidating and disposing of any assets received by it and paying or settling the liabilities and obligations of the Series. All claims, expenses, charges, liabilities, and obligations of the liquidating trust will be paid out of the trust’s assets. On an interim or annual basis and only to the extent the liquidating trust receives assets that are in excess of its costs, fees and expenses, the trust will distribute those assets on a pro rata basis to the beneficiaries of the trust, provided however, that the liquidating trustee may determine, in the exercise of its reasonable judgment and in good faith, that the pro-rata amount of the assets due to each beneficiary would not be practicable to distribute to the beneficiaries because such amount is either zero or de minimis after taking into account the fees, costs and expenses reasonably related to the administration and distribution of such proceeds, including, but not limited to, administrative fees, mailing fees, and personnel costs. In such instance, such amounts will be distributed to a reputable non-profit charitable organization unaffiliated with the Fund or Adviser.

Although the Fund’s use of a liquidating trust for a Series is unique to the facts and circumstances relating to the reasons for which it was created, a liquidating trust would generally have a term of three years from the date upon which it was established. At the conclusion of the liquidating trust’s term, the trust will distribute any remaining assets to the beneficiaries of the trust, subject to the cost considerations discussed above, and the trust would then liquidate. If a Series (or its corresponding liquidating trust) were to receive any assets after the liquidation of the liquidating trust, such assets will be considered to be assets of the Fund generally and will be distributed by the Fund among all currently active series of the Fund on a pro rata basis.

Federal Taxes

The following is only a summary of certain tax considerations generally affecting the Series and their shareholders, and is not intended as a substitute for careful tax planning. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state, local and foreign tax liabilities.

The following discussion of certain U.S. federal income tax consequences is based on the Code, and the regulations issued thereunder as in effect on the date of this SAI. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company (“RIC”). Each Series has elected or will elect and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Code. As such, each of the Series expects to be relieved of federal income tax on investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) timely distributed to shareholders.

In order to qualify as a RIC each Series must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (2) diversify its holdings so that at the close of each quarter of each taxable year (i) at least 50% of the value of the Series’ total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Series’ total assets and 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Series owns a 20% or more voting stock interest, in the securities of any one issuer (other than U.S. Government securities or securities of any other RIC) or the securities (other than the securities of other RICs) of two or more issuers that are engaged in the same or similar trades or businesses or related trades or businesses if the Series owns at least 20% of the voting power of each such issuer, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”). These requirements may restrict the degree to which the Series may engage in certain hedging transactions and may limit the range of the Series’ investments. If a Series qualifies as a RIC, it will not be subject to

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federal income tax on the part of its net investment income and net realized capital gains, if any, which it timely distributes each year to the shareholders, provided the Series distributes at least the sum of (a) 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital loss) and (b) 90% of its net exempt interest income (the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income), if any (the “Distribution Requirement”).

If a Series fails to satisfy the Qualifying Income or Asset Test in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If these relief provisions are not available to a Series for any year in which it fails to qualify as a RIC, all of its taxable income will be subject to tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. In addition, the Series could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC under Subchapter M of the Code. If a Series determines that it will not qualify for treatment as a RIC, the fund will establish procedures to reflect the anticipated tax liability in the NAV of such Series. To requalify for treatment as a RIC in a subsequent taxable year, the Series would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Series failed to qualify for tax treatment as a RIC. If a Series failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Series-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Series for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

Each Series may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Series’ taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for RICs is similar to the rules that apply to individuals which provide that such losses are carried over by a Series indefinitely. Thus, if a Series has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Series’ net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Series’ next taxable year, and the excess (if any) of the Series’ net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Series’ next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Series experiences an ownership change as defined in the Code.

Each Series is treated as a separate corporation for federal income tax purposes. Each Series therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Series do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Series level rather than at the Fund level.

Excise Tax. If a Series fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior year), the Series will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. For this purpose, any ordinary income or capital gain net income retained by a Series and subject to corporate income tax will be considered to have been distributed. The Series generally intend to make sufficient distributions to avoid imposition of this tax, but can make no assurances that such tax liability will be entirely eliminated. A Series may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Series to satisfy the requirements for qualification as a RIC.

Distributions and Dividends. Each Series receives income generally in the form of dividends and interest on its investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Series, constitutes their net investment income from which dividends may be paid to you. All or a portion of the net investment income distributions may be treated as qualified dividend income (currently eligible for the reduced maximum capital gains rate to individuals of up to 20% (lower rates apply to individuals in lower tax brackets)) to the extent that a Series receives and reports its dividends as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the United States, in each case subject to certain limitations). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from a Series’ assets before it calculates the NAV) with respect to such dividend, (ii) a Series has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Series, such

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as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that a Series receives from an ETF or underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. It is expected that dividends received by a Series from a REIT and distributed from that Series to a shareholder generally will be taxable to the shareholder as ordinary income. Certain Series’ investment strategies may limit their ability to make distributions eligible to be treated as qualified dividend income.

A Series’ participation in the lending of securities may affect the amount, timing, and character of distributions to its shareholders. If a Series participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Any distribution by a Series may be taxable to shareholders regardless of whether it is received in cash or in additional shares. The Series may derive capital gains and losses in connection with sales or other dispositions of the portfolio securities. Distributions from net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to shareholders as long-term capital gains regardless of how long the shares have been held. The current maximum tax rate on long-term capital gains for non-corporate shareholders is 20% (lower rates apply to individuals in lower tax brackets).    Distributions from capital gains are generally made after applying any available capital loss carryforwards.

Certain distributions may qualify for a dividends received deduction for corporate shareholders, subject to holding period requirements and other limitations under the Code, if they are attributable to the qualifying dividend income a Series receives from a domestic corporation and are properly reported by that Series. Certain Series’ investment strategies may limit their ability to make distributions eligible for the dividends received deduction for corporate shareholders.

Each Series (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year. Shareholders who have not held the Series’ shares for a full year should be aware that the Series may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Series. A distribution will reduce a Series’ NAV per share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. Therefore, an investor should consider the tax consequences of purchasing shares immediately before a distribution record date.

REITs in which a Series invests often do not provide complete and final tax information to the Series until after the time that the Series issues the tax reporting statement. As a result, the Series may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Series will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

MLPs in which a Series invests deliver Schedules K-1 to the Series to report their share of income, gains, losses, deductions and credits of the MLP. These Schedules K-1 may be delayed and may not be received until after the time that a Series issues its tax reporting statements. As a result, a Series may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

If a Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Series’ shares and result in higher reported capital gain or lower reported capital loss when those shares on which a distribution was received are sold.

Distributions declared in October, November, or December to shareholders of record during those months and paid during the following January are treated as if they were received by each shareholder on December 31 of the year in which they are declared for tax purposes.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale, exchange, or redemption of shares of the Series).

Sale, Exchange, or Redemption of Shares. Any gain or loss recognized on a sale, exchange or redemption of shares of a Series by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after

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the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of shares of a Series for shares of a different Series is the same as a sale.

Each Series (or its administrative agent) is required to report to the Internal Revenue Service (“IRS”) and furnish its shareholders the cost basis information for purchases of Series shares. In addition to the requirement to report the gross proceeds from the sale of shares, the Series is also required to report the cost basis information for such shares and indicate whether the shares had a short-term or long-term holding period. Each time a shareholder sells shares, the Series will permit the shareholder to elect from among several IRS accepted cost basis methods, including the average cost basis method. In the absence of an election, the Series will use the average cost basis method. The cost basis method elected by the shareholder (or the cost basis method applied by default) for each sale of shares may not be changed after the settlement date of each such sale of shares. Shareholders should consult with their tax advisors to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review any cost basis information provided to them by the Series and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax-Exempt Shareholders. Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Series serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Series if shares in the Series constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Certain types of income received by a Series from REITs, REMICs, taxable mortgage pools or other investments may cause the Series to designate some or all of its distributions as “excess inclusion income.” To Series shareholders such excess inclusion income may (i) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Series to be subject to tax if certain “disqualified organizations” as defined by the Code are Series shareholders.

Tax-exempt investors sensitive to UBTI, especially charitable remainder trusts, are strongly encouraged to consult their tax advisers prior to investment in the Series regarding this issue and IRS pronouncements regarding the treatment of such income in the hands of such investors.

A Series’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from the Series until a shareholder begins receiving payments from its retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the shares of the Series.

Taxation of Series Investments. A Series’ transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, foreign entities treated as investment companies, derivative securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may affect a Series’ ability to qualify as a RIC, accelerate income to the Series, defer losses to the Series, require adjustments in the holding periods of the Series’ assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Series’ income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Series will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Series.

With respect to investments in zero coupon securities which are sold at original issue discount (“OID”) and thus do not make periodic cash interest payments, a Series will be required to include as part of its current income the imputed interest on such obligations even though the Series has not received any interest payments on such obligations during that period. Because each Series intends to distribute all of its net investment income to its shareholders, a Series may have to sell securities to distribute such imputed income which may occur at a time when the Advisor or the Sub-Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss. Special rules apply if a Series holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by the Series under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in the Series’ gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Series’ OID in a taxable year with respect to a bond will increase the Series’ taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Series may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Series’ income with respect to the bond for the taxable year.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Series to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

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Each Series is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Series may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Series. It is anticipated that any net gain realized from the closing out of Section 1256 Contracts with respect to securities may be considered gain from the sale of securities and therefore may be qualifying income for purposes of the Qualifying Income Test (as described above). Each Series intends to distribute to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Series’ fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Series’ other investments, and shareholders are advised on the nature of the distributions.

Certain investments in other underlying funds and ETFs may not produce qualifying income for purposes of the Qualifying Income Test or satisfy the “Asset Test” (as described above), that must be met in order for a Series to maintain its status as a RIC under the Code. For example, investments in ETFs that track physical commodities and which are treated as grantor trusts under the Code do not generate qualifying income and are not considered “securities” for purposes of the Asset Test (as described above). If one or more underlying funds and/or ETFs generates more non-qualifying income for purposes of the Qualifying Income Test than a Series’ portfolio management expects, it could cause the Series to inadvertently fail the Qualifying Income Test, thereby causing the Series to inadvertently fail to qualify as a RIC under the Code.

To the extent a Series writes options that are not Section 1256 Contracts, the amount of the premium received by the Series for writing such options will be entirely short-term capital gain to the Series. In addition, if such an option is closed by the Series, any gain or loss realized by the Series as a result of closing the transaction will also be short-term capital gain or loss. If the holder of a put option exercises the holder’s right under the option, any gain or loss realized by the Series upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Series depending on the Series’ holding period for the underlying security.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Series. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that generally derives less than 90% of its income from the same sources as described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

A Series may invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test (as described above), but a Series’ investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test (as described above) to no more than 25% of the value of the Series’ assets. The Series will monitor their investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests.

“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. “Qualified publicly traded partnership income” is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not the same as a “qualified publicly traded partnership” as defined above. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting a RIC, such as a Series, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable a Series to pass through the special character of “qualified publicly traded partnership income” to shareholders.

A Series may invest in REITs. Investments in REIT equity securities may require a Series to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Series may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Series’ investments in REIT equity securities may at other times result in a Series’ receipt of cash in excess of the REIT’s earnings; if a Series distributes these amounts, these distributions could constitute a return of capital to such Series shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Series will be treated as long-term capital gains by the Series and, in turn, may be distributed by the Series to its shareholders as a capital gain distribution. Dividends received by a Series from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income

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of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Series to its shareholders that are attributable to qualified REIT dividends received by the Series and which the Series properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Series is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

If a Series invests directly in certain investments, such as commodities and commodity-linked derivative instruments, such investments may not produce qualifying income to the Series. To the extent a Series invests in such investments directly, the Series will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with their other investments that produce non-qualifying income).

If a Series fails to qualify as a RIC and to avail itself of certain relief provisions, it would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the SAI for a more detailed discussion, including the availability of certain relief provisions for certain failures by a Series to qualify as a RIC.

Foreign Investments. Transactions by a Series in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Series (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Series and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Series to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Series to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Series intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Series as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to the Series’ business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Series’ non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Series’ status as a RIC for all years to which the regulations are applicable.

If a Series owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Series will be subject to one of the following special tax regimes: (i) the Series is liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Series as a dividend to its shareholders; (ii) if the Series were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Series would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Series’ pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Series; or (iii) the Series may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Series may have to distribute to its shareholders certain “phantom” income and gain the Series accrues with respect to its investment in a PFIC in order to satisfy its distribution requirement and to avoid imposition of the 4% excise tax described above. The Series will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by a Series arising from a QEF election will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Series, if the Series derives such income from its business of investing in stock, securities or currencies.

Foreign Taxes. Dividends and interest received by a Series may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Series’ total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible to, and may, file an election with the IRS that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions’ income taxes paid by the Series. If the Series were to make such an election, the Series would treat those taxes as dividends paid to its shareholders. Each shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and to treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid

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by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If a Series makes the election, it will report annually to its shareholders the respective amounts per share of the Series’ income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by a Series as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Series qualifies as a “qualified fund-of-funds” under the Code. If a Series is a “qualified-fund-of-funds” it will be eligible to file an election with the IRS that will enable it to pass along these foreign tax credits to its shareholders. A Series will be treated as a “qualified fund-of-funds” if at least 50% of the value of the Series’ total assets (at the close of each quarter of the Series’ taxable year) is represented by interests in other RICs.

To the extent a Series invests in an underlying fund (including an ETF) that indicates that such underlying fund intends to satisfy the tax requirements to be treated as a RIC under the Code, the Series may be able to receive the benefits of a “qualified fund-of-funds” as described above. If, however, an underlying fund loses its status as a RIC under the Code, a Series would no longer be permitted to count its investment in such underlying fund for purposes of satisfying the requirements to be a “qualified fund-of-funds.” In addition, an underlying fund that loses its status as a RIC would be treated as a regular corporation subject to entity level taxation prior to making any distributions to a Series which would affect the amount, timing and character of such income distributed by an underlying fund to a Series.

Backup Withholding. In certain cases, a Series will be required to withhold and remit to the U.S. Treasury 24% of any taxable dividends, capital gain distributions and redemption proceeds paid to a shareholder (1) who has failed to provide a correct and properly certified taxpayer identification number, (2) who is subject to backup withholding by the IRS, (3) who has not certified to the Series that such shareholder is not subject to backup withholding, or (4) who has failed to certify that he or she is a U.S. person (including a U.S. resident alien). This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Foreign Shareholders. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income. A Series may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Series generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Series. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Series is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Series or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Series or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Series will need to provide the Series with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax and the proper withholding form(s) to be submitted to the Series.

Potential Reporting Requirements. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Series are not excepted. Future guidance may extend the current exception

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from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State and Local Taxes. Distributions by a Series to shareholders and the ownership of shares may be subject to state and local taxes. Therefore, shareholders are urged to consult their tax advisors concerning the application of state and local taxes to investments in the Series, which may differ from the federal income tax consequences.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Series. Investments in Ginnie Mae or Fannie Mae securities, bankers acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-fee treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding whether, and under what conditions, such exemption is available.

Shareholders should consult their own tax advisors regarding the effect of federal, state, local, and foreign taxes affecting an investment in shares of a Series.

Performance Reporting

The performance of the Series may be compared in publications to the performance of various indices and investments for which reliable performance data is available. It may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Series’ annual reports contain additional performance information. These reports are available without charge at the Fund’s website, www.manning-napier.com, or by calling 1-800-466-3863.

Financial Statements

Each Series’ audited financial statements, including the report of PwC thereon, from the Series’ annual reports for the fiscal year ended October 31, 2020 are hereby incorporated by reference into this SAI. These Reports may be obtained without charge by calling 1-800-466-3863.

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Appendix A — Description of Bond Ratings1

Moody’s Investors Service, Inc. (“Moody’s”) Short-Term Prime Rating System — Taxable Debt and Deposits Globally

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer’s branch is located are not incorporated into Moody’s short-term debt ratings.

If an issuer represents to Moody’s that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

[1]

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.

Moody’s Municipal and Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

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A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s may also assign conditional ratings to municipal bonds. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under constructions, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Standard & Poor’s Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

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Standard & Poor’s Municipal and Corporate Bond Ratings

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

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Appendix B — Procedures for the Nominating Committee’s Consideration of Potential Nominees Submitted by Stockholders

A nominee for nomination as a Director submitted by a stockholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.

A stockholder or group of stockholders (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned at least 5% of the Fund’s common stock for at least two years prior to the date the Nominating Stockholder submits a candidate for nomination as a Director may submit one candidate to the Committee for consideration at an annual meeting of stockholders.

2.

The Nominating Stockholder must submit any such recommendation (a “Stockholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3.

The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than the date specified in a public notice by the Fund. Such public notice shall be made at least 30 calendar days prior to the deadline for submission of Stockholder Recommendations. Such public notice may be given in a stockholder report or other mailing to stockholders or by any other means deemed by the Committee or the Board of Directors to be reasonably calculated to inform stockholders.

4.

The Stockholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder (as defined below); (C) the class or Series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Stockholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder; (E) whether the Nominating Stockholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background ; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the Nominating Stockholder’s consent to be named as such by the Fund; (v) the class or Series and number of all shares of the Fund owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder. “Associated Person of the Nominating Stockholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Stockholder or (b) any person required to be identified pursuant to clause (vi).

5.

The Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

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Appendix C – Proxy Policy and Procedures

MANNING & NAPIER PROXY VOTING POLICIES AND PROCEDURES

GENERAL POLICY

This policy applies to Manning & Napier Advisors, LLC (“MNA”) and Rainier Investment Advisors, LLC (“Rainier”), collectively “Manning & Napier”, in their capacity as affiliated discretionary advisors to separate account clients and advisor and sub-advisor, respectively, to the Manning & Napier Fund, Inc. Manning & Napier is a fiduciary that owes duties of care and loyalty to each client with respect to its exercise of proxy voting authority. Manning & Napier is committed to effective stewardship of client assets and will engage with the companies in which we invest to vote proxies in a manner that we believe will maximize the long-term value of the investment. Manning & Napier has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and applicable rules and regulations.

Proxy votes are the property of Manning & Napier’s clients. It is presumed, however, that Manning & Napier, pursuant to its discretionary authority, will vote proxies on each client’s behalf. Clients typically delegate the authority and responsibility for proxy voting to Manning & Napier’s through their written investment management agreement. Manning & Napier uses Broadridge Financial Solutions, Inc. (“Broadridge”) to execute proxy votes in accordance with this policy and Glass Lewis & Co. (“Glass Lewis”) guidelines for those ballot issues that this policy does not address. Manning & Napier’s analysts may override these guidelines or Glass Lewis recommendations in accordance with and adherence to the procedure mandates set forth below. All conflicts or potential conflicts will be resolved by Manning & Napier’s Proxy Conflicts and Oversight Committee (the “Committee”).

It is Manning & Napier’s overarching policy regarding proxies to:

1.	Discharge our duties prudently, in the interest of plans, plan fiduciaries, plan participants, beneficiaries, clients and shareholders (together “clients”).

2.	Act prudently in voting of proxies by considering those factors, which would affect the value of client assets.

3.	Maintain accurate records as to voting of such proxies that will enable clients to periodically review voting procedures employed and actions taken in individual situations.

4.	Provide, upon request, a report of proxy activity for clients reflecting the activity of the portfolio requested.

5.	By following our procedures for reconciling proxies, take reasonable steps under the particular circumstances to ensure that proxies for which we are responsible are received by us.

6.	Make available, upon request, this policy to all plan fiduciaries, client, and shareholders.

7.	Comply with all current and future applicable laws, rules, and regulation governing proxy voting.

POLICY LIMITATIONS

Voting proxies with respect to shares of foreign companies may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries. Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking. These conditions present challenges such as but not limited to:

•

The shares in some countries may be “blocked” by the custodian or depository for a specified number of days before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. Manning & Napier may refrain from voting shares of foreign stocks subject to blocking restrictions where, in its judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares;

•	Often it is difficult to ascertain the date of a shareholder meeting and time frames between notification and the actual meeting date may be too short to allow timely action;

•	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting; and

•	The lack of “proxy voting service” or the imposition of voting fees may limit our ability to lodge votes in such countries.

Manning & Napier will make best efforts to vote foreign proxies in accordance with the guidelines set forth herein. There may be times, however, when Manning & Napier is unable to vote foreign proxies due to the practical limitations stipulated above. Manning & Napier might also refrain from voting a foreign proxy when doing so is in the clients’ best interests, such as when the explicit (e.g., travel) or imputed (e.g., trading limitations) cost of voting the proxy exceeds the expected benefit to the client.

PROCEDURES

Manning & Napier’s proxy voting policies and procedures are designed to align with each investment strategy. Accordingly, Manning & Napier’s proxy voting practices differ across strategies, which means that Manning & Napier can vote FOR a ballot issue on a security held in one portfolio and AGAINST a ballot issue on that same security held in another portfolio. Proxies for companies held in MNA’s

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qualitative, bottom-up investment strategies follow the parameters set forth in this policy and certain custom decisions provided to Broadridge. MNA’s analysts may request to override pre-determined voting protocols and such requests will be escalated to the Committee for review and determination. The Committee will review the analyst’s rationale and Glass Lewis research in order to reach a decision. MNA votes proxies in the Disciplined Value strategy in accordance with Glass Lewis recommendations. Rainier votes proxies in the in the Rainier International Small Cap strategy in accordance with Glass Lewis ESG recommendations. With regards to Custom Solution portfolios that contain a mix of Manning & Napier’s investment strategies, voting will occur pursuant to the strategy-level procedures set forth above.

GUIDELINES

These guidelines reflect Manning & Napier’s general views and serve to help Manning & Napier’s customers understand how we tend to vote typical ballot issues. Fundamentally, these guidelines are shaped by Manning & Napier’s desire and responsibility to preserve and enhance the value of securities for clients and to protect the long-term interests of our clients.

This list is not exhaustive and is subject to revision as new issues arise. Actual proxy votes may differ from these guidelines because Manning & Napier may determine that voting in contravention of these guidelines on a particular issue(s) is in the best interest of our clients. In all circumstances, however, Manning & Napier will discharge its proxy duties prudently, solely in the best interest of our clients, and for the exclusive purpose of providing benefits to those clients.

A.	BOARDS AND DIRECTORS

1.	Election of Directors

Generally, if not contested, we will vote FOR the nominated directors. For each director, care must be taken to determine from the proxy statement each director’s: attendance at meetings, investment in the company, status inside and outside company, governance profile, compensation, independence from management, and related/relevant parameters. If the director’s actions are questionable on any of these items, the analyst may vote AGAINST the election of the director.

In a contested race, voting decisions are based on the track record of both slates of candidates, an analysis of what each side is offering to shareholders, assessment of the likelihood of each slate to fulfill promises, and evaluation of the economic benefits that a new board verses old board could generate for shareholders. Candidate backgrounds and qualifications should be considered, along with benefit to shareholders of diversity on the board. If the proposed election of directors would change the number of directors, the change should not diminish the overall quality and independence of the board.

Because of the complexity and specific circumstances of issues concerning a contested race, Manning & Napier’s analysts will evaluate and decide these issues on a case-by-case basis.

2.	Appointment of Auditors:

We will vote AGAINST a change of auditors that compromises the integrity of the independent audit process or a change of auditors due to the auditors’ refusal to approve a company’s financial statement. We also will vote AGAINST the re-appointment of an auditor if we believe their independence has been compromised.

3.	Re-election of Directors

In order to hold directors accountable, they should be subject to frequent reelection – ideally, on an annual basis. Therefore, we recommend a vote AGAINST any proposal to extend the terms of directors beyond one year and a vote FOR annual election of directions.

4.	Classified Boards

A classified board is one in which directors are divided into two (sometimes more) classes, with each serving two-year (sometimes more) terms, with each class re-election occurring in a different year. A non-staggered Board serves a one-year term and Directors stand for re-election each year.

We will vote “FOR” proposals to declassify currently staggered boards and “AGAINST” proposals to retain or institute classified boards. Likewise, we will vote “FOR” proposals to re-elect directors annually. In our view, staggered boards are less accountable to shareholders than boards that are elected annually because directors who are elected annually are more focused on shareholder interests.

5.	Majority Vote in Director Elections

We would generally vote FOR binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is

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incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies should also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

6.	Cumulative Voting

Cumulative voting permits proportional representation on the board of directors. Without it, a group with a simple majority could elect all directors. Cumulative voting is meant to enhance minority shareholder decision making power but may not always be beneficial depending on the he independence of the existing board and the operations of the majority voting structure. Accordingly, we will vote in accordance with Glass Lewis recommendations on a given company’s ballot.

7.	Director/Management Liability

Directors must be accountable to shareholders and liable for misdeeds. Therefore, we will vote “AGAINST” proposals that limit director liability or unreasonably indemnify directors. We recognize, however, that directors must be afforded certain protections in order to perform their duties and, therefore support a company taking certain measures, such as enrolling in liability insurance, to encourage directors to take measured risks designed to benefit shareholders.

8.	Independent Chair

We believe that a separation of roles between a CEO and a chairman create a better governance structure than a combined CEO/chairman position. A separation of roles enables the chairman and other board members to oversee the CEO, evaluate CEO performance and hold the CEO accountable. As such, we will vote “FOR” proposals to separate the roles of CEO and chairman. However, we will not automatically vote against the election of a CEO as chairman because we recognize the inevitability and necessity of this structure in smaller companies.

9.	Committee Independence

Where practical, we believe that chairpersons of nominating, compensation, or audit committees should be independent of management. Therefore, we recommend a vote FOR requirements that these committees have a majority of independent directors and AGAINST interested directors seeking appointment to one of these positions.

B.	COMPENSATION and BENEFITS

1.	General

Executive compensation and benefit packages can vary significantly across companies and the details of company plans can be quite nuanced and difficult to comprehend. We generally believe that companies are in the best position to determine the compensation and benefits that align with the company’s size, maturity, financial condition, and industry peers and that will attract and retain the talent required to execute company strategy and grow its value for shareholders. However, we also believe that companies must adopt policies and practices to link compensation and benefits with well-defined and clearly disclosed performance measures.

2.	Incentive Compensation

Incentive compensation plans reward an executive’s performance through a combination of cash compensation and stock awards. Typically, Manning & Napier will vote FOR incentive compensation plans that are reasonable relative to peer groups, derive from comprehensive and measurable performance metrics, are designed to attract and retained skilled executives, are sufficiently linked to an executive’s tenure and value-add, and are adequately disclosed to shareholders. We generally will vote AGAINST incentive compensation plans that dilute shareholder value, are disconnected from management performance, or offer management an opportunity to purchase stock below market value.

3.	Say on Pay

“Say on Pay” proposals give shareholders a non-binding vote on executive compensation. Manning & Napier will vote in accordance with Glass Lewis recommendations. Glass Lewis evaluates Say on Pay ballot measures on a case by case basis, considering an analysis of a company’s current executive compensation model, adequacy of the company’s disclosures around compensation and the specific terms of the say on pay proposal

4.	Pay for Performance

Pay for performance refers to the link between an executive’s performance and their pay. Glass Lewis evaluates shareholder-initiated pay for performance proposals on a case by case basis, factoring in the alignment between the company’s long-term interests and its

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executives’ financial incentives and the methodology for setting executive compensation. Manning & Napier will defer to Glass Lewis voting recommendations on a given ballot.

5.	Golden Parachute

Golden parachutes are severance payments made to departing executives after a termination or change in control. We will typically vote AGAINST such payments because these payments are often made despite an executive’s or company’s poor performance. We will vote FOR proposals that require shareholder ratification of company severance agreements and executive death benefits.    While we generally recommend voting AGAINST “golden parachutes,” an analyst might vote FOR such an award if the analyst believes that it ultimately benefits shareholders.

6.	Clawback Provisions

A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive under certain circumstances such as when a company later determines that the executive failed to meet applicable performance goals, or the company must restate financials. Glass Lewis assesses each company’s clawback policies and we will vote in accordance with the Glass Lewis recommendations.

7.	Anti-gross-up Provisions

We will vote FOR anti-gross-up policies that prohibit companies from paying executives an additional sum of money intended to reimburse them for tax liabilities. Likewise, we will vote AGAINST ballot measures that seek to instate a tax gross-up payment. In our view, gross-up payments often are not transparent, making it difficult for shareholders to discern total compensation paid to executives.

C.	SHAREHOLDER RIGHTS and ANTI-TAKEOVER MEASURES

1.	Supermajority Voting Provisions

Supermajority voting provisions require more than a simple shareholder majority in order to ratify a proposal. We believe that supermajority provisions impede shareholder action on critical ballot items and limit the voice of shareholders in making crucial decisions. As such, we will vote AGAINST proposals to add a supermajority vote requirement and FOR proposals to remove supermajority provisions at non-controlled companies. At controlled companies we may vote AGAINST removing supermajority vote requirements in order to preserve our shareholder rights.

2.	Special Meetings of Shareholders

We oppose unreasonable limitations on shareholder rights but recognize management’s authority to limit shareholder proposals under certain circumstances. As such, we will vote these ballots in accordance with Glass Lewis recommendations.

3.	Shareholder recovery of proxy contest costs

We will vote in accordance with Glass Lewis case by case determinations on shareholder proposals that seek to require companies to reimburse shareholders for expenses they incurred by initiating proxy contents.

4.	Confidential Voting

Confidential voting is the best way to guarantee an independent vote. Shareholders must be able to vote all proxies on the merits of each proposal. Open voting alters the concept of free choice in corporate elections and proxy proposal by providing management the opportunity to influence the vote outcome – they can see who has voted for or against proposals before the final vote is taken and therefore management can pressure institutional shareholders, suppliers, customers, and other shareholders with which it maintains a business relationship. This process, which would give management the opportunity to coerce votes from its shareholders, destroys the concept of management accountability. Therefore, we recommend a vote FOR confidential voting.

5.	Multiple Classes of Stocks

Multiple classes of stock, which would give more voting rights to one class of shareholders at the expense of another, would clearly affect the rights of all shareholders. We recommend a vote AGAINST any proposal which divides common equity into more than one class of stock, or which limits the voting rights of certain shareholders of a single class of stock. The exception would only occur if a subsidiary of a company issued its own class of common stock, such as General Motor’s class E (for EDS) and H (for Hughes) stock.

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Similarly, we recommend a vote AGAINST any proposal to give the board of director’s broad powers with respect to establishing new classes of stock and determining voting, dividend, and other rights without shareholder review. An example would be requests to authorize “blank check” preferred stock.

6.	Shareholder Rights Plans

Shareholder Rights Plans (“Poison Pills”) give shareholders the ability to purchase shares from or sell shares back to the company or, in the case of a hostile acquisition, to the potential acquirer at a price far out of line with their fair market value, effectively making the company more expensive and less attractive to potential acquirers. Typically, we will vote AGAINST poison pill proposals and FOR proposals to eliminate existing poison pills and proposals that require companies to submit poison pills for shareholder ratification. However, there may be circumstances in which Glass Lewis recommends a vote FOR a poison pill and we will vote in accordance with Glass Lewis’ recommendation.

7.	Greenmail

We will vote FOR anti-greenmail proposals that prevent company management from buying back company stock from a greenmailer at a significant premium without shareholder approval. However, anti-greenmail measures cannot be bundled with other proposals designed to entrench existing management or discourage attractive takeovers.

D.	CHANGES IN CAPITAL STRUCTURE

1.	Increased Authorized Common Stock

Requests to authorize increases in common stock can be expected from time-to-time, and when handled in a disciplined manner such requests can be for beneficial purposes such as stock splits, cost-effective means of raising capital, or reasonable incentive programs. However, increases in common stock can easily become dilutive, so by no means are they always in the best interest of shareholders. Purpose and scale are the determining factors with respect to increases in common stock. We will vote in accordance with Glass Lewis’ case by case evaluation of these factors.

2.	Reincorporation

We believe that corporate jurisdiction is an issue better suited to board determinations than shareholder determinations. Companies seek reincorporation to obtain more favorable tax treatment or reap other benefits that a new corporate jurisdiction affords. Reincorporation can, however, negatively affect shareholder rights. Accordingly, Manning & Napier’s analysts will vote on such matters on a case by case basis.

3.	Approving Other Business

Management may, on occasion, seek broad authorization to approve business resolution without shareholder consent. Management typically already has the authority needed to make routine business decisions, so shareholders should avoid granting blanket authority to management, which may reduce management accountability and/or shareholders rights. Manning & Napier’s analysts will evaluate these proposals on a case-by-case basis.

E.	ENVIRONMENTAL, SOCIAL, GOVERNANCE MATTERS

Material environmental and social issues can have an impact on the value of a company’s stock. Manning & Napier believes that companies must adequately disclose policies any data related to such issues in a consistent manner so that they may be appropriately analyzed. To this end Manning & Napier will generally support proposals seeking company disclosures in line with those proposed by The Task Force on Climate-related Financial Disclosure (TCFD) and the Sustainability Accounting Standards Board (SASB). As not all proposals seek such broad disclosures Manning & Napier would also support reasonable proposals seeking the disclosure of policies related to other Environmental and Social issues including but not limited to:

•	Climate Change
•	Bribery/Corruption
•	Human Rights
•	Diversity

As well as data points including those related to:

•	Greenhouse Gas emissions
•	Worker Safety
•	Diversity

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•	Political Spending

Shareholder proposals on Environmental and Social issues may also seek to implement changes at the company which seek to lower the potential for boycotts, lawsuits, regulatory penalties or other financially adverse outcomes. When we believe the impact on the overall impact to shareholders would be neutral or positive, we recommend a vote FOR such proposals. Examples may include:

•	Resolution to establish shareholder advisory committees
•	Corporate conduct and human rights policies
•	Adoption of the “MacBride Principles” of equal employment
•	Adoption of “CERES Principles” of environmental responsibility
•	Legal and regulatory compliance policies
•	Supplier standards
•	Fair lending

F.	FOREIGN SECURITIES

While the international proxies generally follow the same guidelines listed above, there are several issues which are not normally a part of the domestic proxies and as such are addressed separately below.

1.	Receiving Financials

We recommend voting FOR such routine, non-controversial items. Most companies around the world submit their financials to shareholders for approval, and this is one of the first items on most agendas. When evaluating a company’s financial statements, unless there are major concerns about the accuracy of the financial statements, we would vote FOR this item.

2.	Accepting the acts or performance of the managing board or supervisory board

We recommend voting FOR such items. The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a vote of confidence in the company’s management and policies. It does not necessarily eliminate the possibility of future shareholder action, but it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders’ plans to take legal action.

3.	Capital Increase per the following

1. with rights, 2. without rights, 3. bonds with rights, or 4. bond without rights. In the majority of cases, we would vote FOR capital increases. There may be cases where the analyst deems the capital increase inappropriate and would then vote AGAINST such an item.

Companies can have one of two types of capital systems. The authorized capital system sets a limit in a company’s articles on the total number of shares that can be issued by the company’s board. The system allows companies to issue shares from this pre-approved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the number of shares contained in the articles is inadequate for issuance authorities. When looking at such issues, we need to review the following: the history of issuance requests; the size of the request; and the purpose of the issuance associated with the increase in authorization.

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. If a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Unissued shares lapse after the fixed time period expires. This type of authority would be used to carry out general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, we need to look at the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the total potential dilution amount from all capital should be considered.

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G.	CONFLICTS OF INTEREST

There are potential conflicts of interest that may arise in connection with the Firm or the Analyst responsible for voting a company’s proxy. Examples of potential conflicts may include the following: (1) the voting Analyst is aware that a client of the advisor or its affiliates is a public company whose shares are held in client portfolios; (2) the voting Analyst (or a member of their immediate family) of the advisor or its affiliates also has a personal interest in the outcome of a matter before shareholders of a particular security that they cover as an Analyst; (3) an employee (or a member of their immediate family) of the advisor or its affiliates is a Director or Officer of such security; (4) an employee (or a member of their immediate family) is a Director candidate on the proxy; or (5) the voting Analyst (or a member of their immediate family), the advisor or its affiliates have a business relationship with a participant in a proxy contest, corporate director or director candidates.

In recognizing the above potential conflicts, the following controls have been put in place: (1) analysts provide written confirmation that no conflict of interest exists with respect to each proxy vote on which the analyst opines. If an Analyst indicates a conflict of interest, then the analyst will not be permitted to vote the proxy; instead (2) the Committee will resolve any apparent or potential conflicts of interest. The Committee may utilize the following to assist in seeking resolution (including, without limitation, those instances when the Advisor potentially has an institutional conflict): (1) voting in accordance with the guidance of an independent consultant or outside counsel; (2) designation of a senior employee or committee member to vote that has neither a relationship with the company nor knowledge of any relationship between the advisor or its affiliates with such company; (3) voting in proportion to other shareholders of the issuer; (4) voting in other ways that are consistent with the advisor’s and its affiliates’ obligation to vote in clients’ collective best interest.

With respect to proxies solicited by a Series of the Manning & Napier Fund, Inc. held by separate account clients of Manning & Napier that have delegated proxy voting responsibility to Manning & Napier pursuant to the terms of their investment advisory agreements with Manning & Napier, the Committee will determine if any material conflicts of interest arise with respect to Manning & Napier voting the proxy. If the Committee determines that a material conflict of interest arises with respect to Manning & Napier voting the proxy, Manning & Napier will vote the proxy in accordance with Glass Lewis & Co.’s proxy voting policies and procedures. If the Committee determines that no material conflicts of interest arise with respect to Manning & Napier voting the proxy, then the Committee will determine how to vote the proxy and document its rationale for making the conflict of interest and voting determinations.

With respect to proxies solicited by a Series of the Manning & Napier Fund, Inc. held by another Series of the Manning & Napier Fund, Inc., Manning & Napier will vote such proxies in the same proportion as the vote of all other shareholders of the soliciting Series (i.e., “echo vote”), unless otherwise required by law.

When required by law or SEC exemptive order (if applicable), Manning & Napier will also “echo vote” proxies of an unaffiliated mutual fund or exchange traded fund (“ETF”). When not required to “echo vote,” Manning & Napier will defer to Glass Lewis procedures and recommendations for voting proxies of an unaffiliated mutual fund or ETF, subject to any custom policies of Manning & Napier set forth herein. If Manning & Napier and/or its affiliates own greater than a 5% position in an iShares Exchange Traded Fund, we will vote the shares in the same proportion as the vote of all other holders of shares of such iShares fund.

OVERSIGHT

Manning & Napier has a responsibility to oversee its proxy voting processes including those functions delegated to its service providers. Accordingly, Manning & Napier has adopted the following processes:

•	The Committee or persons that the Committee so designates will review these Guidelines annually

•	In conjunction with the annual Guideline review, the Committee will review the Glass Lewis guidelines and re-assess the prudence of relying on Glass Lewis research and voting recommendations

•

The Committee or persons that the Committee so designates will conduct due diligence on Glass Lewis to assess conflicts, review current voting methodology and research development processes, among other variables

•

Manning & Napier’s Vendor Oversight Committee will review Broadridge as a service provider, evaluating such factors as contract fulfillment, error occurrences, financial stability, control infrastructure, among other variables. This review will be conducted in accordance with the Vendor Oversight Committee’s risk-based review cycle.

ISSUER and LOBBYIST COMMUNICATION

Periodically, analysts may receive calls from lobbyists or solicitors trying to persuade them to vote a certain way on a proxy issue, or from other large stockholders trying to persuade Manning & Napier to join a voting conglomerate in order to exercise control of a company. We will take their opinions into consideration, but our policy is simply to vote in accordance with what we feel is in the best interest of our clients and shareholders and which maximizes the value of the investment.

RECORDKEEPING

Manning & Napier retains records of the following: (i) these and other related Policies and procedures; (ii) copies of each proxy statement received regarding client securities (except that Manning & Napier may rely on the SEC’s Electronic Data Gathering, Analysis, and

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Retrieval (EDGAR) system; (iii) a record of every vote cast on behalf of a client, which may be maintained by a third-party provider under certain conditions; (iv) documents, if any, that Manning & Napier prepared that were material to its proxy voting decisions; (v) all requests for proxy voting records and Manning & Napier’s reply to such requests; and (vi) documentation of conflicts of interests and resolutions thereto. These records will be maintained in accordance with applicable rules and regulations to which Manning & Napier is subject.

INQUIRIES

Information regarding these policies and procedures or voting records specific to your account may be obtained through your Financial Consultant or Relationship Manager.

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Manning & Napier Fund, Inc.

Statement of Additional Information dated March 1, 2021

This Statement of Additional Information (“SAI”) is not a prospectus, but expands upon and supplements the information contained in the current Prospectuses for each Series and Class listed below of Manning & Napier Fund, Inc. (the “Fund”), each dated March 1, 2021, and should be read in conjunction with the Prospectuses. You may obtain copies of the Fund’s current Prospectuses from Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, NY 14450 or by calling 1-800-466-3863. The Prospectuses are also available online at www.manning-napier.com.

The audited financial statements of each Series (as defined below) including the report of PricewaterhouseCoopers LLP (“PwC”) thereon, from the Series’ Annual Reports for the fiscal year ended December 31, 2020, are hereby incorporated by reference into this SAI. These Reports may be obtained without charge by calling 1-800-466-3863.

SERIES	CLASS A	CLASS I	CLASS S	CLASS W	CLASS Z

CORE BOND SERIES		EXCIX	EXCRX	MCBWX	MCBZX

CREDIT SERIES				MCDWX

DIVERSIFIED TAX EXEMPT SERIES	EXDVX			MNDWX

HIGH YIELD BOND SERIES		MNHAX	MNHYX	MHYWX	MHYZX

NEW YORK TAX EXEMPT SERIES	EXNTX			MNNWX

REAL ESTATE SERIES		MNRIX	MNREX	MNRWX	MNRZX

UNCONSTRAINED BOND SERIES		MNCPX	EXCPX	MUBWX	NO TICKER SYMBOL

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The Fund

The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. This SAI relates to the following series of the Fund: Core Bond Series (Class I, S, W and Z), Credit Series (Class W), Diversified Tax Exempt Series (Class A and W), High Yield Bond Series (Class I, S, W and Z), New York Tax Exempt Series (Class A and W), Real Estate Series (Class I, S, W and Z), and Unconstrained Bond Series (Class I, S, W and Z) (each a “Series”). Each Series is a separate mutual fund with its own investment objective, strategies and risks. The Fund’s Board of Directors (“Board” or “Board of Directors”) may, at its own discretion, create additional series of shares (and classes of such series), each of which would have separate assets and liabilities.

Currently, the Fund has issued the following classes of shares of the Series: Class A, I, S, W and Z.

Each share of a Series represents an identical interest in the investment portfolio of that Series and has the same rights, except that (i) each class of shares bears those distribution fees, shareholder service fees and administrative expenses applicable to the respective class of shares as a result of its distribution and shareholder services arrangements, which will cause the different classes of shares to have different expense ratios and to pay different rates of dividends, and (ii) each class has exclusive voting rights with respect to any distribution and/or shareholder service fees which relate only to such class. As a result of each class’ differing amount of distribution and/or shareholder services fees, shares of different classes of the same Series may have different NAVs per share.

Shares of the Fund may not be available for purchase in every state. If a Series’ shares are not registered in a state, investments will not be accepted for the Series from shareholders in that state, and requests to exchange from another Series into that Series also will not be accepted. Please contact the Fund at 1-800-466-3863 for information about state availability.

Investment Goals

Each Series’ investment goal is described in its prospectus.

The investment goals of the Core Bond Series, Credit Series, Real Estate Series, and Unconstrained Bond Series are non-fundamental and may be changed by the Board of Directors without shareholder approval. If there is a material change in the investment objective of a Series, shareholders will be notified thirty (30) days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs.

The investment goals of the Diversified Tax Exempt Series, High Yield Bond Series and New York Tax Exempt Series are fundamental, which means that the investment objective of a Series may not be changed without the approval of a “majority of the outstanding voting securities” of such Series, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The Diversified Tax Exempt Series has a fundamental investment policy of investing at least 80% of its assets in securities the income from which is exempt from federal income tax, including the alternative minimum tax imposed by Section 55 of the Internal Revenue Code of 1986, as amended (the “Code”) (the “Alternative Minimum Tax”), under normal circumstances. For tax years beginning after December 31, 2017, the Alternative Minimum Tax is applicable only to non-corporate taxpayers. The New York Tax Exempt Series has a fundamental investment policy of investing at least 80% of its assets in securities the income from which is exempt from federal and New York income tax, including the Alternative Minimum Tax, under normal circumstances. These fundamental investment policies may not be changed without the approval of a “majority of the outstanding voting securities” of the Series, as such term is defined in the 1940 Act.

The investment strategy of the High Yield Bond Series is to invest, under normal circumstances, at least 80% of its assets in bonds that are rated below investment grade (junk bonds) and other financial instruments, principally derivative instruments and exchange-traded funds (ETFs), with economic characteristics similar to non-investment grade securities. The investment strategy of the Core Bond Series is to invest, under normal circumstances, at least 80% of its assets in investment grade bonds and other financial instruments, principally derivative instruments and ETFs, with economic characteristics similar to bonds. The investment strategy of the Unconstrained Bond Series is to invest, under normal circumstances, at least 80% of its assets in bonds and other financial instruments, principally derivative instruments and ETFs, with economic characteristics similar to bonds. The investment strategy of the Real Estate Series is to invest, under normal circumstances, at least 80% of its assets in securities of companies that are primarily engaged in the real estate industry. The investment strategy of the Credit Series is to invest, under normal circumstances at least 80% of its assets in credit-related instruments and other financial instruments, principally derivative instruments and ETFs, with economic characteristics similar to credit-related instruments. Each of these Series will notify its shareholders at least sixty (60) days prior to any change in its respective 80% investment policy.

The Credit Series is a non-diversified mutual fund. Each of the other Series is a diversified mutual fund.

Investment Policies and Risks

Except as explicitly stated otherwise, all investment policies of the Series are non-fundamental and may be changed by the Board of Directors without shareholder approval.

Each Series’ principal investment strategies and risks are described in its prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about non-principal investment strategies

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(and related risks) that a Series may utilize. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in a Series’ prospectus, is considered by the Series to be a non-principal strategy (or related risk).

EQUITY INVESTMENTS

Common Stocks. Each Series (with the exception of the Diversified Tax Exempt Series and New York Tax Exempt Series (hereinafter collectively referred to as the “Tax Exempt Series”), Core Bond Series, Credit Series, High Yield Bond Series, and Unconstrained Bond Series) may purchase exchange-traded and over the counter (“OTC”) common stocks. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.The Core Bond Series, Credit Series, High Yield Bond Series, and Unconstrained Bond Series may acquire and hold common stocks temporarily if such investments are acquired in connection with the Series’ other investment activities. The Advisor expects to divest the Core Bond Series, Credit Series, High Yield Bond Series, and Unconstrained Bond Series of any common stocks they receive when the Adviser determines it is the best interest of each Series to do so.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and, frequently, an exclusive right to do so.

Securities traded on OTC markets are not listed and traded on an organized exchange such as the New York Stock Exchange (“NYSE”). Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in an exchange-listed stock. As a result, the market liquidity of some stocks in which the Series invest may not be as great as that of exchange-listed stocks and, if the Series were to dispose of such stocks, the Series may have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Small- and mid-size company securities. Each of the Series that may invest in equity securities may invest in small and mid-size companies. Securities of small companies often have only a small proportion of their outstanding securities held by the general public. They may have limited trading markets that may be subject to wide price fluctuations. Small and mid-size companies may have relatively small revenues and lack depth of management. Investments in such companies tend to be volatile and are therefore speculative. Small and mid-size companies may have a small share of the market for their products or services and they may provide goods or services to a regional or limited market. They may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, they may be developing or marketing new products or services for which markets are not yet established and may never become established. Such companies may have or may develop only a regional market for products or services and thus be affected by local or regional market conditions. Moreover, small and mid-size companies may have insignificant market share in their industries and may have difficulty maintaining or increasing their market share in competition with larger companies. Due to these and other factors, small and mid-size companies may suffer significant losses.

Depositary Receipts. Each Series which may purchase common stock may purchase Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. American Depositary Receipts (“ADRs”) are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. Generally, ADRs are issued in registered form and are designed for use in the U.S. securities markets. Other Depositary Receipts, such as Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”), may be issued in bearer form and denominated in foreign currencies, and are generally designed for use in securities markets outside the United States. Depositary Receipts are subject to many of the risks associated with investing directly in foreign securities, which are described below.

The Depositary Receipts in which the Series invest may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Initial Public Offerings (“IPOs”). Each Series which may purchase common stock may purchase shares issued as part of, or a short period after, a company’s IPO, and may at times dispose of those shares shortly after their acquisition. A Series’ purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers tends to be volatile, and share prices of newly-public companies tend to fluctuate significantly over short periods of time.

Preferred Stocks. Each Series (with the exception of the Tax Exempt Series) may invest in preferred stocks. Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, although they may carry limited voting rights. Preferred stocks also normally have preference over the corporation’s assets and earnings. For example, preferred stocks have preference

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over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate and may entitle the holder to acquire the issuer’s stock by exchange or purchase for a predetermined rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Series can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible Securities. Each Series (with the exception of the Tax Exempt Series) may invest in securities that are convertible at either a stated price or a stated rate into underlying shares of common stock, thus enabling the investor to benefit from increases in the market price of the common stock.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities may be rated below investment grade (“high yield”) or not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a Series’ ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stock declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Contingent Convertible Securities. A contingent convertible security, or “CoCo”, is a type of convertible security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the documents that govern the CoCo and may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events, such as a change in regulatory capital requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs. CoCos are generally considered speculative and the prices of CoCos may be volatile.

With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, creating a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary

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and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

Rights and Warrants. Each Series (with the exception of the Core Bond Series, Tax Exempt Series, and Unconstrained Bond Series) may purchase rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Rights and warrants may be considered more speculative than certain other types of investments because they (1) do not carry rights to dividends or voting rights with respect to the underlying securities, and (2) do not represent any rights in the assets of the issuer. Warrants purchased by the Series may or may not be listed on a national securities exchange. None of the Series (with the exception of the Real Estate Series) may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on either the NYSE or the NYSE American. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Real Estate Investment Trusts (“REITs”). Each Series (with the exception of the Core Bond Series, Tax Exempt Series, and Unconstrained Bond Series) may invest in shares of REITs, which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act). By investing in REITs indirectly through a fund, shareholders will bear not only the proportionate share of the expenses of the fund, but also, indirectly, similar expenses of underlying REITs.

Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due. Mortgage REITs are subject to significant interest rate risk. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. When the general level of interest rates goes down, the value of a mortgage REIT’s investment in fixed rate obligations goes up. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.

Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies.

Trust Certificates, Partnership Interests and Equity Participations. Each Series (with the exception of the Core Bond Series, Tax Exempt Series, and Unconstrained Bond Series) may invest in equity securities that are interests in non-corporate entities. These securities, which include trust certificates, partnership interests and equity participations, have different liability and tax characteristics than equity securities issued by a corporation, and thus may present additional risks to the Series. However, the investment characteristics of these securities are similar to those of traditional corporate equity securities.

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Business Development Companies (“BDCs”). BDCs are a type of closed-end investment company regulated under the 1940 Act. BDCs generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. A Series that invests in BDCs will indirectly bear its proportionate share of any management and other operating expenses and of any performance-based or incentive fees charged by the BDCs in which it invests, in addition to the expenses paid by the Series. The 1940 Act imposes certain constraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. With respect to investments in debt instruments, there is a risk that the issuers of such instruments may default on their payments or declare bankruptcy. Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s coverage ratio of total assets to total senior securities equals at least 200% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.

Investments made by BDCs are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Series invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment. Since BDCs rely on access to short-term money markets, longer-term capital markets and the bank markets as significant sources of liquidity, if BDCs are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general or a downgrade of the credit rating of a BDC held by a Series, may increase the cost of borrowing to that company, thereby increasing its cost of borrowing and adversely impacting the Series’ returns. Credit downgrades may also result in requirements for a BDC to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

Since many of the assets of BDCs do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. A fair value determination requires that judgment be applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, the fair value assigned to a BDC’s investments may differ significantly from the values that would be reflected if the assets were traded in an established market, potentially resulting in material differences between a BDC’s net asset value (“NAV”) per share and its market value.

Many BDCs invest in mezzanine and other debt securities of privately held companies, including senior secured loans. Mezzanine investments typically are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. These investments are commonly referred to as “junk bonds” and have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. Although lower grade securities are higher yielding, they are also characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities. Issuers of lower rated securities have a currently identifiable vulnerability to default or may currently be in default. Lower-rated securities may react more strongly to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of lower-rated securities defaults, a BDC may incur additional expenses to seek recovery.

Section 12(d)(1)(A) of the 1940 Act limits the extent to which a Series may invest in securities of BDCs, but the 1940 Act provides certain exceptions to these limitations that the Series may rely on from time to time.

Master Limited Partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and which are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

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MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers.

General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the Series. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights, and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

FIXED INCOME INVESTMENTS

Corporate Debt Obligations. Each Series may invest in corporate debt obligations issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

U.S. Government Securities. Each Series may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government, include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association (“Fannie Mae”), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks (“FHLB”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board and the Student Loan Marketing Association (“Sallie Mae”).

Obligations of U.S. Government agencies and instrumentalities such as Fannie Mae, FHLB, FHLMC and Sallie Mae are not supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as Sallie Mae, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

A Series will invest in securities of such instrumentalities only when the Fund’s investment advisor, Manning & Napier Advisors, LLC (“MNA” or the “Advisor”), is satisfied that the credit risk with respect to any instrumentality is consistent with the Series’ goal and strategies.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreements” or “SPAs”). Under the SPAs, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of

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receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the SPAs to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.
Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

Mortgage-Backed Securities. Each Series (except for the Tax Exempt Series) may invest in mortgage-backed securities, which represent an interest in a pool of mortgage loans. Some of these securities are issued or guaranteed by U.S. Government agencies or instrumentalities such as GNMA, Fannie Mae, and FHLMC. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. Government, but are supported by the U.S. Treasury’s authority to purchase the obligations and lend to the companies. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Each Series (with the exception of the Real Estate Series and Tax Exempt Series) may also invest in private pass-through securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Each Series other than the Core Bond Series and Credit Series may invest in CMOs and REMICs without restriction as to any specific ratings agency security rating. The Core Bond Series and Credit Series may invest in CMOs and REMICs that are rated as investment grade by Standard & Poor’s Corporation (“S&P”) or Moody’s Investors Service (“Moody’s”) (or determined to be of equivalent quality by the Advisor). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuer’s general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates of other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

The privately issued mortgage-backed securities in which a Series invests are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

For the avoidance of doubt, a Tax Exempt Series’ investments in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as GNMA, Fannie Mae, and FHLMC, that represent an interest in tax-exempt loans issued by state

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or local housing authorities and other similarly structured tax-exempt securities are categorized by the Tax Exempt Series as municipal securities for purposes of the Series’ investment policies and restrictions.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage Dollar Rolls. Each Series (with the exception of the Real Estate Series) may invest in mortgage dollar rolls. Mortgage dollar rolls are transactions in which a Series sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. A mortgage dollar roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potential reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed as a collateralized borrowing in which a Series pledges a mortgage-backed security to a counterparty to obtain cash. The counterparty with which a Series enters into a mortgage dollar roll transaction is not required to return the same securities as those originally sold by the Series, but rather only securities which are “substantially identical.” To be considered substantially identical, the securities returned to the Series generally must be of the same type, coupon, and maturity and meet the “good delivery guidelines” established by the Bond Market Association, which is a private trade association of dealers in debt securities. Notwithstanding a dealer’s compliance with the “good delivery guidelines,” a Series may assume some risk because the characteristics of the mortgage-backed securities delivered to the Series may be less favorable than the mortgage-backed securities the Series delivered to the dealer. If the broker-dealer to whom a Series sells the securities becomes insolvent, the Series’ right to repurchase the securities may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the securities may change adversely over the term of the mortgage dollar roll and that the securities a Series is required to repurchase may be worth less than the securities that the Series originally held. To avoid senior security concerns, a Series will “cover” any mortgage dollar roll as required by the 1940 Act.

Asset-Backed Securities. Each Series (with the exception of the Real Estate Series and Tax Exempt Series) may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. Consequently, asset-backed securities are subject to call risk and extension risk (described below).

Collateralized Debt Obligations (“CDOs”). Each Series (with the exception of the Real Estate Series) may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

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For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Series as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Series may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

High-Yield Securities. High-yield securities are fixed income securities that are rated below BBB by S&P or Baa by Moody’s and are considered to be “below investment grade” because they are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.

The Real Estate Series may invest up to 5% of its assets in debt securities rated below investment grade. The Unconstrained Bond Series may invest up to 50% of its assets in corporate debt securities rated below investment grade. Under normal circumstances, the High Yield Bond Series will invest at least 80% of its net assets in bonds rated below investment grade and similar investments. The High Yield Bond Series may invest up to 100% of its assets in corporate or government debt securities rated below investment grade. The Series may invest in securities with any rating, including those that have defaulted, are not rated, or have had their rating withdrawn.

Market prices of these securities may fluctuate more than higher rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is the Series’ policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisor’s own independent and ongoing review of credit quality.

In the event that a Series purchases an investment grade fixed income security that is subsequently downgraded to a high-yield security, as discussed in this section, the Advisor will review and take appropriate action, including no action, with regard to the security. Each Series will also seek to minimize risk by diversifying its holdings of high-yield securities. For a description of the above ratings, see Appendix A.

Bank Loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. Certain Series may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Series may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Series considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Series having a contractual relationship only with the Lender, not with the borrower. The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Series may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Series will acquire Participations only if the Lender interpositioned between the Series and the borrower is determined by the Advisor to be creditworthy. When the Series purchases Assignments from Lenders, the Series will acquire direct rights against the borrower on the Loan, and will not have exposure to the Lender’s credit risk. The Series may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Series would agree to purchase a Participation or Assignment at set terms in the future.

A Series may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Series anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may make Assignments and Participations difficult to value and have an adverse impact on the value of such instruments and on the Series’ ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Advisor that an adequate trading market exists for these securities. To the extent

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that liquid Assignments and Participations that a Series holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Series’ assets invested in illiquid assets would increase.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Series may not recover its investment or recovery may be delayed.

The Loans in which the Series may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Series’ rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Advisor may from time to time have the opportunity to receive material non-public information (“Confidential Information”) about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, the Advisor may (but is not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Series and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, the Series (and other clients of the Advisor) may be disadvantaged in comparison to other investors, including with respect to the price the Series pays or receives when it buys or sells a bank loan. Further, the Advisor’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. The Advisor may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Advisor intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

Yankee Bonds. Each Series may invest in U.S. dollar-denominated instruments of foreign issuers who either register with the Securities and Exchange Commission (“SEC”) or issue securities under Rule 144A of the 1933 Act (“Yankee bonds”). These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker’s acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee bonds, as obligations of foreign issuers, are subject to the same types of risks discussed in “Risks of Foreign Securities” below. The Yankee bonds selected for a Series will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

Obligations of Supranational Agencies. Each Series (with the exception of Tax Exempt Series) may purchase securities issued or guaranteed by supranational agencies including, but not limited to, the following: Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Union, and the European Investment Bank. For concentration purposes, supranational entities are considered an industry. Investment in these entities is subject to the Series’ other restrictions on investments in foreign securities, described below.

Municipal Bonds and Other Municipal Obligations. The Series invest principally in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), construction loan notes, tax free commercial paper, and tax free participation certificates. In general, municipal obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works.

General obligation bonds are backed by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount. For a limited obligation or revenue bond, the only security is typically the net revenue derived from payments by a particular facility or class of facilities financed by the proceeds of the bonds or, in some cases, from the proceeds of a special tax or other special revenues. Although the security behind these bonds varies widely, many lower rated bonds provide additional security in the form of a debt service reserve fund that may also be used to make principal and interest payments on the issuer’s obligations. In addition, some revenue obligations(as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution. The credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue. Revenue bonds do not generally constitute the pledge of the credit of the issuer of such bonds and are generally not secured by the taxing power of the municipality. Revenue bonds are included in the term municipal obligations if the interest paid thereon is exempt from federal income tax. Revenue bonds may include, but are not limited to, pollution control, health care, housing, education-related and industrial development bonds.

Generally, the creditworthiness of a local municipal obligation is unrelated to that of the municipal obligations of the state itself if the state has no responsibility to guarantee or otherwise make payments on those local municipal obligations.

Generally, interest received on municipal obligations is exempt from federal income tax. The tax-exempt nature of the interest on a municipal obligation is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. Tax opinions are generally provided at the time the municipal security is initially issued and neither a fund or its portfolio manager(s) will independently review the bases for those tax opinions or guarantee that the tax opinions are correct. There is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal obligations will continue to be tax exempt for the life of the municipal obligation. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal obligation. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal obligation could become federally taxable, possibly retroactively to the date the municipal obligation was issued, and an investor may need to file an amended income tax return.

Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The application of state law to municipal obligation issuers could produce varying results among the states or among municipal obligation issuers within a state. These uncertainties could have a significant impact on the prices of the municipal obligations in which a Fund invests. In addition, issuers of municipal obligations may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

The two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Series may invest.

The Series may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

The Series also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds. Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt.

Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In evaluating securities for purchase, a Fund will take into account the incentive of the issuer to appropriate under the lease, among other factors. Some lease obligations may be illiquid under certain circumstances. Although non-appropriation lease obligations are secured by the leased equipment or facilities, disposition of the property in the event of foreclosure might prove difficult and time consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

In light of these concerns, the Series have adopted and follow procedures for determining whether any municipal lease obligations purchased by the Series are liquid and for monitoring the liquidity of municipal lease securities held in a Fund’s portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Sub-Adviser may deem relevant. As set forth in “Investment Restrictions” above, each Fund is subject to limitations on the percentage of illiquid securities it can hold.

The Series may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. The Series may invest in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations, as described below under “Inverse Floating Rate Municipal Securities.”

Variable Rate Demand Notes (“VRDNs”) are long-term municipal obligations that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most VRDNs allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of municipal obligations from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate municipal obligations than for fixed income obligations.

The Series may invest in inverse floating rate municipal securities or “inverse floaters,” whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a Fund’s investment in inverse floaters likely would adversely affect the Series’ earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. The Series will only invest in inverse floating rate securities whose underlying bonds are rated A or higher.

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Tax-exempt securities. The New York Tax Exempt Series has a fundamental investment policy of investing at least 80% of its net assets in securities the income from which is exempt from federal and New York income tax, including the Alternative Minimum Tax, under normal circumstances. The Diversified Tax Exempt Series has a fundamental investment policy of investing at least 80% of its net assets in securities the income from which is exempt from federal income tax, including Alternative Minimum Tax, under normal circumstances.

In general, the secondary market for tax-exempt securities is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Series to buy and sell securities may, at any particular time and with respect to any particular securities, be limited. Each Tax Exempt Series will not invest more than 25% of its total assets in any industry. Governmental issuers of tax-exempt securities are not considered part of any “industry”. However, tax-exempt securities backed only by the assets and revenues of nongovernmental users may for this purpose (and for the diversification purposes discussed above) be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations. It is nonetheless possible that a Tax Exempt Series may invest more than 25% of its assets in a broader segment of the market (but not in one industry) for tax-exempt securities, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or transportation revenue obligations. This would be the case only if the Advisor determined that the yields available from obligations in a particular segment of the market justified the additional risks associated with such concentration. Although such obligations could be supported by the credit of governmental users or by the credit of nongovernmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of issuers (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all tax-exempt securities in such a market segment.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment in part upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction, a sufficient level of occupancy, sound management, adequate rent to cover operating expenses, changes in applicable laws and governmental regulations and social and economic trends.

Health care facilities include life care facilities, nursing homes and hospitals. Bonds to finance these facilities are issued by various authorities. The bonds are typically secured by the revenues of each facility and not by state or local government tax payments. The projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure future liabilities. Life care facilities and nursing homes may be affected by regulatory cost restrictions applied to health care delivery in general, restrictions imposed by medical insurance companies and competition from alternative health care or conventional housing facilities. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital’s income available to service its debt may be influenced by demand for hospital services, management capabilities, the service area economy, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, and Medicaid and Medicare funding.

In recent years, nationally recognized rating organizations have reduced their ratings of a substantial number of the obligations of issuers in the health care sector of the tax-exempt securities market. A number of legislative proposals concerning health care have been considered and/or enacted by the U.S. Congress in recent years. These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid healthcare plans. Depending upon their terms, certain reform proposals could have an adverse impact on certain health care sector issuers of tax-exempt securities.

Risk Factors Relating to New York Tax Exempt Securities

New York Tax Exempt Securities are municipal securities issued by or on behalf of, the State of New York, or its counties, municipalities, authorities or other subdivisions. The New York Tax Exempt Series is a state-specific municipal fund that invests substantially all of its assets in such New York municipal securities.

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Securities of state-specific municipal funds are subject to the same general risks associated with other municipal funds’ securities. The ability of a state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities. For example, the ability of issuers to pay interest on, and repay principal of, municipal securities of a given state may be affected by: (1) amendments to the state’s Constitution and related statutes that limit the taxing and spending authority of the state’s government entities; (2) voter initiatives; (3) civil actions; (4) a wide variety of state laws and regulations; (5) natural disasters, such as earthquakes, floods, droughts, wildfires and hurricanes, and terrorist attacks; and (6) the general financial condition of the state. Accordingly, a fund that invests primarily in securities issued by a single state and its political subdivisions provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.

Municipal securities that are payable only from the revenues derived from a particular facility may be adversely affected by a state’s laws or regulations that make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal. For example, laws and regulations that limit the amount of fees, rates or other charges that may be imposed for use of the facility or that increase competition among facilities of that type or that limit or otherwise have the effect of reducing the use of such facilities may have the effect of reducing the revenues generated by the particular facility. Municipal securities, the payment of interest and principal on which is insured, in whole or in part, by a state governmentally created fund, may be adversely affected by state laws or regulations that restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of predicting (a) which specific municipal securities a state-specific municipal fund will invest in from time to time; and (b) the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations in a given state, it is not presently possible to determine the impact of such laws and regulations on the securities in which a state-specific municipal fund may invest or on the shares of the state-specific municipal fund. In addition, the Fund cannot predict what legislation, if any, may be proposed in a state’s legislature in regards to the state personal income tax status of the interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of municipal securities for investment by a Series and the value of the Series’ investments.

The Tax Exempt Series will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and the Adviser will not independently verify that opinion. Subsequent to a Series’ acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Series as “exempt-interest dividends” could be adversely affected, subjecting the Series’ shareholders to increased federal income tax liabilities. The IRS also may determine that a municipal bond issued as tax-exempt should in fact be taxable. If a Series held such a bond, it might have to distribute taxable ordinary income dividends or reclassify previously distributed exempt-interest dividends as taxable income. Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to capital gains taxes.

Hybrid Instruments. Hybrid instruments, including index-linked notes, are a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Series to the credit risk of the issuer of the hybrids.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A commodity-linked note pays a return linked to the performance of a commodity or basket of commodities over a defined period. On the maturity date, the note pays the initial principal amount plus return, if any, based on the percentage change in the underlying commodity (or basket). Commodity linked investments may be more volatile and less liquid than the underlying instruments or measures, are subject to the credit risks associated with the

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issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. The Series will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Series’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Zero-Coupon Bonds. Each of the Series may invest in so-called “zero-coupon” bonds. Zero-coupon bonds are issued at a significant discount from face value and generally pay interest only at maturity rather than at intervals during the life of the security. Each Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

Inflation Protected Securities. Inflation protected securities are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. They may be issued by the U.S. Treasury, foreign governments, or U.S. or foreign companies. The relationship between an inflation protected security and its associated inflation index affects both the sum the Series is paid when the security matures and the amount of interest that the security pays the Series. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decreases. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Series receives the adjusted principal or the original principal, whichever is greater.

Variable and Floating Rate Instruments. Certain of the obligations that may be purchased by a Series may carry variable or floating rates of interest. These obligations may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rate on these securities may be reset daily, weekly, quarterly, or at some otherreset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional and may be subject to termination if the issuer’s credit rating falls below investment grade or if the issuer fails to make payments on other debt. While most variable-rate demand securities allow a fund to exercise its demand rights at any time, some such securities may only allow a fund to exercise its demand rights at certain times, which reduces the liquidity usually associated with this type of security. A Series could suffer losses in the event that the demand feature provider, usually a bank, fails to meet its obligation to pay the demand.

Short-Term Investments/Temporary Defensive Positions. For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, each Series may depart from its investment goals and invest up to 100% of its assets in all types of money market instruments (including securities guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time or other interest-bearing deposits and bankers’ acceptances issued by banks or savings and loan institutions deemed creditworthy by the Advisor, commercial paper or short-term notes rated A-1 by S&P or Prime-1 by Moody’s, repurchase agreements involving such securities and shares of other investment companies as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see Appendix A.

Risks of Fixed Income Securities. Investments in fixed income securities may subject a Series to risks, including the following:

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s maturity and duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a Series to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Series will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Series will suffer from the inability to invest in higher yield securities.

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DERIVATIVE TRANSACTIONS

Foreign Currency Transactions. The Series may enter into forward foreign currency exchange contracts and use currency futures contracts, options on such futures contracts, and options on foreign currencies. The Series may engage in foreign currency transactions for hedging purposes, as well as to enhance the Series’ returns.

A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. A Series may use forward contracts for cash equitization purposes, which allows a Series to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

The Series may use foreign currency transactions as part of a hedging strategy, as described below:

Transaction Hedging. Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Series, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Series may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Series may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Series may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (“Position Hedging”). A Series may use Position Hedging when the Advisor reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Series may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. A Series may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Series has or in which the Series expects to have portfolio exposure.

Proxy Hedges. A Series may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Series’ portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar.

Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Series’ portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Series’ securities denominated in linked currencies.

In addition to the hedging transactions described above, the Series may also engage in foreign currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Active investment in currencies may subject a Series to additional risks.

The Series may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between a Series and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The nondeliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Series and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

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The Series may invest in foreign currency futures contracts. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Series to additional risk.

The Series may invest in options on foreign currencies and futures. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where a Series is a holder of option contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Series if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Series is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Series to benefit from favorable fluctuations in relevant foreign currencies. If a Series enters into a currency hedging transaction, the Series will “cover” its position as required by the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Series if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, interest rate, index, currency or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

A Series may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by a Series to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by a Series to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Interest rate swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

The Series may use futures contracts and related options for either hedging purposes or risk management purposes as well as to enhance the Series’ returns. Instances in which a Series may use futures contracts and related options for risk management or return enhancement purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; attempting to take advantage of expected price changes of various futures; or other risk management or return enhancement purposes. A Series may use futures for cash equitization purposes, which allows a Series to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

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When a Series purchases or sells a futures contract, or sells an option thereon, the Series is required to “cover” its position as required by the 1940 Act. A Series may enter into agreements with a futures commission merchant which provide for cash settlement of the Series’ physical deliverable futures contracts. If this occurs, the Series would treat such futures contracts as being cash-settled for purposes of determining the Series’ coverage requirements.

There are significant risks associated with a Series’ use of futures contracts and options on futures, including the following: (i) the success of a hedging or trading strategy may depend on the Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Series and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Series’ exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Series may purchase and write (i.e., sell) put and call options on securities and indices. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be “covered” as required by the 1940 Act.

A Series may purchase put and call options on securities for any purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Series may seek to purchase in the future. A Series purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Series, loss of the premium paid may be offset by an increase in the value of the Series’ securities or by a decrease in the cost of acquisition of securities by the Series.

When a Series writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Series will realize as profit the premium received for such option. When a call option of which a Series is the writer is exercised, the Series will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Series is the writer is exercised, the Series will be required to purchase the underlying securities at a price in excess of the market value of such securities.

When a Series wishes to sell a security at a specified price, it may seek to generate additional income by writing “covered” call options on the security. A call option is “covered” if the Series either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indices.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Series’ total return. When a Series writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Series retains the risk of loss from a decline in the value of the underlying security during the option period.

Although the Series may terminate its obligation by executing a closing purchase transaction, which is the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally sold, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Series. If such an option expires unexercised, the Series realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Series.

A Series may seek to hedge against an increase in the value of a security that it would like to acquire, or otherwise profit from an expected increase in the value of a security by writing a “naked” put option on the security. The writer of a naked put option has no position in the underlying security. If the security price rises, the option would expire worthless and a Series would profit by the amount of the premium it received, which may offset the increase in the market price of the security the Series would like to acquire. If the security price falls, however, a Series may lose an amount up to the difference between the value of the security and the premium it received, and the Series may be deprived of the opportunity to benefit from the full decrease in the market price of the security it would like to acquire. A Series may seek to terminate its position in a put option it writes before exercise by executing a closing purchase

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transaction. If the market is not liquid for a put option a Series has written, however, the Series must continue to be prepared to pay the exercise price while the option is outstanding, regardless of price changes.

A Series may purchase and write options on an exchange or over-the-counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (i) the success of a hedging or trading strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; (iv) the buyer of an option assumes the risk of losing the entire premium invested in the option; (v) while a Series will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security; and (vi) while a Series will receive a premium when it writes naked put options, it may lose money if it must purchase the underlying security at a price above market value.

Swaps, Caps, Floors, Collars and Swaptions. Swaps are privately negotiated OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. An equity swap is an agreement between counterparties to exchange a set of payments, determined by a stock or index return, with another set of payments (usually an interest-bearing (fixed or floating rate) instrument, but they can also be the return on another stock or index). In a total return swap, one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices, during a specified period. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

A Series may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Series may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Series than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

The Series may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If a Series is a buyer and no event of default occurs, the Series will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Series, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Series receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Series would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Series, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Series. Credit default swaps involve different risks than if a Series invests in the underlying directly.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and

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sells a floor to another party, or vice versa. Swaptions give the holder the right to enter into a swap. A Series may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Series will calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, a Series’ current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). A Series’ current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Series) and any accrued but unpaid net amounts owed to a swap counterparty will be “covered” as required by the 1940 Act.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Series. This is true whether these derivative products are used to create additional risk exposure for a Series or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Series is obligated to make a payment to the counterparty, the Series must be prepared to make the payment when due. A Series could suffer losses with respect to such an agreement if the Series is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Series, these derivative products are subject to risks related to the counterparty’s creditworthiness. If a counterparty defaults, a Series’ risk of loss will consist of any payments that the Series is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Series may have contractual remedies under the swap agreement.

A Series will enter into swaps only with counterparties that the Advisor believes to be creditworthy. In addition, a Series will earmark on the books of the Series or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise “cover” its position as required by the 1940 Act.

Participatory Notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of the Series to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects the Series to counterparty risk (and this risk may be amplified if the Series purchases P-notes from only a small number of issuers).

Government Regulation of Derivatives. The Commodity Futures Trading Commission (“CFTC”) regulates the trading of commodity interests, including commodity futures contracts, options on commodity futures, and swaps (which includes cash-settled currency forwards and swaps). Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the CFTC, the Series must either operate within certain guidelines and restrictions with respect to the Series’ use of commodity interests, or the Series will be subject to registration and regulation under the CEA.

Consistent with the CFTC’s regulations, the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA with respect to the Series and, therefore, the Series are not subject to registration or regulation under the CEA. As a result, the Series will operate within certain guidelines and restrictions with respect to their use of commodity interests. If a Series determines to no longer operate within such guidelines and restrictions, the Advisor would be subject to registration and regulation as a CPO under the CEA with respect to the Series. If a Series is subject to CFTC regulation, it may incur additional expenses.

The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank

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Act”), which was signed into law in July 2010, sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Series may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing of many OTC derivatives transactions.

In addition, the SEC proposed new derivatives rules in December 2015 that could limit or prevent a Series from using such instruments as a part of its investment strategy, and could ultimately prevent a Series from being able to achieve its investment objective. It is impossible to fully predict the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered funds’ use of derivatives. Among other changes, the Derivatives Rule will require the Series to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless the Series qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Series investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

OTHER INVESTMENT POLICIES

Foreign securities. Except as noted, all of a Series’ policies regarding foreign securities discussed below are non-fundamental.

The Real Estate Series may not purchase foreign securities if as a result of the purchase of such securities more than 50% of the Series’ assets would be invested in foreign securities. The foregoing restrictions of the Real Estate Series shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American Depositary Receipts (“ADRs”) that are traded either on a domestic securities exchange or in the United States on the OTC market. Each of the Tax Exempt Series may not purchase foreign securities. Foreign securities may be denominated either in U.S. dollars or foreign currencies.

The Core Bond Series and the Credit Series may not invest in non-dollar denominated securities. The Unconstrained Bond Series may invest up to 50% of its assets in non-dollar denominated securities, including securities issued by companies located in emerging markets. Each of the Core Bond Series, Credit Series and Unconstrained Bond Series will invest no more than 20% of its assets in securities issued by any one foreign government.

The restrictions set forth in this paragraph are fundamental policies that cannot be changed without the approval of a majority of the outstanding voting securities of the Series, as defined in the 1940 Act. The High Yield Bond Series will invest no more than 25% of their assets in securities issued by any one foreign government. The High Yield Bond Series may invest up to 50% of its assets in foreign securities which are not publicly traded in the United States. Each Series that may invest in equity securities may invest without limit in equity securities of foreign issuers that are listed on a domestic securities exchange or are represented by ADRs that are listed on a domestic securities exchange or are traded in the United States on the OTC market. Foreign securities may be denominated either in U.S. dollars or foreign currencies.

Risks of Foreign Securities. There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets, which may cause liquidity problems for a Series. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S. A Series that has no limit on the amount it may invest in any one country may involve a higher degree of risk than a Series that must be more diversified among countries. The special risks associated with investing in a small number of countries include a greater effect on portfolio holdings of country-specific economic factors, currency fluctuations, and country-specific social or political factors. These risks generally are greater for investments in securities of companies in emerging markets, which are usually in the initial stages of their industrialization cycle.

Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government.

A Series’ investments in emerging markets can be considered speculative, and therefore may offer greater potential for gains and losses than investments in developed markets of the world. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. With respect to any emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries

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to prevent, among other concerns, violation of foreign investment limitations. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also may have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq; instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East; epidemics such as those caused by the Ebola or Zika viruses; political and military actions undertaken by Russia and the resulting sanctions imposed by the United States and European Union (“EU”); terrorist attacks in the U.S. and around the world; social and political discord; debt crises (such as the recent Greek crisis); sovereign debt downgrades; or the exit or potential exit of one or more countries (such as the United Kingdom) from the EU, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide. Any such event(s) could have a significant adverse impact on the value and risk profile of a Series’ portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. and global economies and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the European Union (the “EU”) (commonly referred to as “Brexit”) and entered an 11-month transition period during which the UK remained part of the EU single market and customs union, the laws of which governed the economic, trade and security relations between the UK and EU. The transition period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The political, regulatory and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of the Series’ investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Series investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment. Whether or not the Series invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Series’ investments due to the interconnected nature of the global economy and capital markets.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Series’ investments are denominated relative to the U.S. dollar will affect the Series’ NAV. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Series’ securities are quoted would reduce the Series’ NAV per share.

Real estate securities. The Real Estate Series concentrates its investments in the securities of companies in the real estate industry. Under normal circumstances, the Real Estate Series will invest at least 80% of its assets in securities of companies that are primarily engaged in the real estate industry. These companies include those directly engaged in the real estate industry as well as in industries serving and/or related to the real estate industry. Examples of companies in which the Real Estate Series may invest include those in the following areas: REITs, real estate operating companies (“REOCs”), real estate developers and brokers, building suppliers, and mortgage lenders.

REOCs are corporations that engage in the development, management or financing of real estate. REOCs are publicly traded real estate companies that are taxed at the corporate level, unlike REITs. Because REOCs reinvest earnings rather than distribute dividends to unit holders, they do not get the same benefits of lower corporate taxation that are a common characteristic of REITs. The value of the Series’ REOC securities generally will be affected by the same factors that adversely affect a REIT. For more information about REITs, see “Real Estate Investment Trusts.”

Although the Real Estate Series may not invest directly in real estate, concentration in securities of companies that are primarily engaged in the United States real estate industry exposes the Series to special risks associated with the direct ownership of real estate, and an investment in the Series will be closely linked to the performance of the real estate markets. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties

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for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

Repurchase Agreements. Each Series may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Series purchases securities (“collateral”) from various financial institutions such as a bank or broker-dealer (a “seller”) which the Advisor deems to be creditworthy, subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Series plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Series’ custodian either directly or through a securities depositary. Default by the seller would, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities.

Investment Companies. Investment company securities are securities of other open-end or closed-end investment companies or unit investment trusts (“UITs”). Each Series may invest in securities issued by other investment companies to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

The 1940 Act generally prohibits, subject to certain exceptions, an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Series’ total assets in any one investment company and no more than 10% in any combination of investment companies. These limitations do not apply to a Series’ investments in money market funds. A Series may invest in investment companies managed by the Advisor or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by rule, regulation or order of the SEC.

To the extent a Series invests a portion of its assets in investment companies, those assets will be subject to the risks of the purchased investment company’s portfolio securities. The Series also will bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international, emerging markets or global fund can invest in the securities markets of those countries. The Series do not intend to invest in other investment companies, except money market funds, unless, in the judgment of the Advisor, the potential benefits of such investments exceed the associated costs (which include any investment advisory fees charged by the investment companies) relative to the benefits and costs associated with direct investments in the underlying securities.

Investments in closed-end investment companies may involve the payment of substantial premiums above the NAV of such issuer’s portfolio securities and are subject to limitations under the 1940 Act. A Series also may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a “passive foreign investment company.”

Exchange-Traded Funds (“ETFs”). ETFs are investment companies that are registered under the 1940 Act as open-end funds or UITs. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An “index based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Each Series may invest in iShares Funds, which are ETFs issued by iShares Trust and iShares, Inc. Pursuant to an exemptive order issued to iShares and procedures adopted by the Fund’s Board of Directors, the Series may invest in an iShares Fund beyond the limits set forth in section 12(d)(1)(A) of the 1940 Act, subject to certain terms and conditions. iShares is a registered trademark of BlackRock Fund Advisors (“BFA”). On January 19, 2022, in connection with the adoption of Rule 12d1-4 under the 1940 Act, the SEC will rescind the exemptive order issued to iShares® and the Series will then need to rely on Rule 12d1-4 for investments in these ETFs. This may require the Series and iShares® to enter into new investment agreements and make certain adjustments to their compliance policies and procedures, but is not expected to materially affect the Series’ ability to invest in iShares®. Neither BFA nor the iShares Funds make any representations regarding the advisability of investing in a Series.

Exchange-Traded Products (“ETPs”). Certain Series may purchase shares of or interests in ETPs, which may or may not be investment companies registered under the 1940 Act. The risks of owning interests of an ETP, such as an exchange-traded note (ETN) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETP’s shares). For example, supply and demand for shares of an ETP or market disruptions may cause the market price of the ETP to deviate from the value of the ETP’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, a Series indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Series and its shareholders directly bear in connection with the Series’ operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

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Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on the target commodity index less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing fixed income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Securities Lending. Each Series may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board of Directors. These loans, if and when made, may not exceed 33 1/3% of a Series’ total assets taken at value (including the loan collateral). A Series will not lend portfolio securities to its investment advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Series.

A Series may pay a part of the income earned to a third party (such as the Fund’s custodian) for acting as the Series’ securities lending agent.

By lending its securities, a Series may increase its income by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Investing the cash collateral subjects a Series to market risk. A Series remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by a Series, and the Series may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.A Series will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Series must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Series must be able to terminate the loan on demand; (iv) the Series must receive reasonable interest on the loan, in addition to payments reflecting the amount of any dividends, interest or other distributions on the loaned securities; (v) the Series may pay only reasonable fees in connection with the loan; and, (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Series must terminate the loan and regain the right to vote the securities. Loans may involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Series’ ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays.

Short Sales. Short sales may be used by a Series as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The Series may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if, at all times during which the short position is open, the Series owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Series with respect to the securities that are sold short. “Uncovered” short sales are transactions under which a Series sells a security it does not own. To complete such a transaction, the Series must borrow the security to make delivery to the buyer. The Series is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Series closes its short position or replaces the borrowed security, the Series will: (i) earmark on the books of the Series or maintain in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise “cover” the Series’ short position as required by the 1940 Act.

A Series may engage in short sales in an attempt to capitalize on equity securities that it believes will underperform the market or their peers. When a Series sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or their peers. This strategy may effectively result in the Series having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Series’ share price and make the Series’ returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Series’ portfolio securities. The use of leverage may also cause a Series to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

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Forward Commitments or Purchases on a When-Issued Basis. Each Series (with the exception of the Real Estate Series) may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Series before settlement. These securities are subject to market fluctuation due to changes in market interest rates. Each Series will enter into these arrangements with the intention of acquiring the securities in question and not for speculative purposes and will earmark on the books of the Series or maintain a separate account consisting of liquid assets in an amount at least equal to the purchase price.

Investment in Illiquid and Restricted Securities. A Series may not purchase any illiquid investment, i.e., an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment (which term includes repurchase agreements and time deposits maturing in more than seven days) if, immediately after the acquisition, the Series would have invested more than 15% of its net assets in illiquid investments that are assets.

Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933, as amended (the “1933 Act”). Such securities generally have been considered illiquid because they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. The SEC adopted Rule 144A to provide for a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to “qualified institutional buyers.” The result has been the development of a more liquid and efficient institutional resale market for restricted securities. Rule 144A securities may be liquid if properly determined by the Advisor pursuant to procedures adopted by the Board of Directors. The Series’ ability to invest in restricted securities includes investments in unregistered equity securities offered at adiscount in a private placement that are issued by companies that have outstanding publicly traded equity securities of the same class(a “private investment in public equity,” or a “PIPE”).

LIBOR Replacement Risk. The London Inter-Bank Offered Rate (“LIBOR”), which is used extensively in the U.S. and globally as a benchmark or reference rate for various commercial and financial contracts, is expected to be discontinued. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. More recently, on November 30, 2020, Ice Benchmark Administrator (“IBA”) announced its intention to consult on (i) the cessation of four LIBOR currencies (GBP, EUR, JPY and CHF) after the end of 2021 and (ii) on the cessation of the major USD LIBOR tenors (overnight, 1M, 3M, 6M and 12M) on June 30, 2023 and the cessation of the 1 week and 2M USD LIBOR by the end of 2021. IBA will make separate announcements following the outcome of the consultations. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Series. The effect of any changes to, or discontinuation of, LIBOR on the Series will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, other investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Series until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk Management. In October 2016, the SEC adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which requires the Fund to establish a liquidity risk management program. Prior to June 1, 2019, the final effective date, the Board of Directors of the Fund, including a majority of the Independent Directors, approved the Fund’s Liquidity Risk Management Program (the “Liquidity Program”) and the appointment of the Liquidity Risk Committee to administer the Liquidity Program (the “Liquidity Program Administrator”). Under the Liquidity Program, the Liquidity Program Administrator assesses, manages, and periodically reviews each Series’ liquidity risk and classifies each investment as “Highly Liquid,” “Moderately Liquid,” “Less Liquid” or “Illiquid” based on the time it will take to convert the investment to cash. The Liquidity Rule defines “liquidity risk” as the risk that a Series could not meet requests to redeem shares issued by the Series without significant dilution of the remaining investors’ interests in the Series. The liquidity of a Series’ portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. The adoption of the Liquidity Program is not a guarantee that a Series will have sufficient liquidity to satisfy its redemption requests in all market conditions or that redemptions can be effected without diluting remaining investors in the Series. The effect that the Liquidity Rule will have on the Series, and on the open-end fund industry in general, is not yet fully known, but the Liquidity Rule may impact a Series’ performance and its ability to achieve its investment objective.

Diversification. The Credit Series is non-diversified under the 1940 Act. Non-diversified funds may invest a higher percentage of their assets in the securities of a single issuer than a fund that is diversified. The value of a non-diversified Series may be more susceptible to

25

risks associated with a single adverse economic, political or regulatory occurrence than a diversified fund would be. Each Series, other than the Credit Series, is diversified under the 1940 Act.

Each Series intends to satisfy the diversification requirements necessary to qualify as a regulated investment company (“RIC”) under the Code. For more information, see “Taxes” below.

Diversification does not guarantee against a loss.

Borrowings. Each Series may borrow money subject to its fundamental and non-fundamental investment policies. Borrowing money will subject a Series to interest costs. The Series generally borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. The Series may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

The Fund renewed its 364-day, $25 million credit agreement with Bank of New York Mellon (the “Credit Agreement”), which will terminate in August 2021, unless extended or renewed. Each series of the Fund (with the exception of the Credit Series) may borrow under the Credit Agreement for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. A series may borrow up to the maximum amount allowable under its current Prospectus and SAI, subject to various other legal, regulatory or contractual limits. Borrowing results in interest expense and other fees and expenses for a series that may impact the series’ net expenses and return. Each series of the Fund is charged its pro rata share of upfront fees and commitment fees on the aggregate commitment amount based on its net assets. If a series borrows pursuant to the Credit Agreement, the series is charged interest at a variable rate. The availability of assets under the Credit Agreement can be affected by other series’ borrowings under the agreement. As such, a series may be unable to borrow (or borrow further) under the Credit Agreement if the commitment limit has been reached.

Special Risks of Cyber Attacks. As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund, the Advisor, or the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Series’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Series may invest, which could result in material adverse consequences for such issuers and may cause the Series’ investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Series invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

Recent Market Events. An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. Liquidity for many instruments has been greatly reduced, and some interest rates are very low and in some cases yields are negative.

The ultimate impact of this COVID-19 pandemic is not known as such impact could be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Governments and central banks have instituted various measures designed to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

In general, the impact of this COVID-19 outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Series invests, which in turn could negatively impact the Series’ performance and cause losses on your investment in the Series.

Investment Restrictions

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Each Series has adopted certain restrictions set forth below as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of the Series’ outstanding voting securities, which means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The following fundamental restrictions apply to Tax Exempt Series.

The Tax Exempt Series may not:

1.	Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

2.

Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.

Purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions.

4.

Make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

5.

Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ SAI or as permitted by the 1940 Act, and any rule, regulation, or order of the SEC thereunder.

6.

Purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

7.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The following are non-fundamental investment policies and restrictions of the Tax Exempt Series and may be changed by the Fund’s Board of Directors.

1.

None of the Series may invest in illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

2.

None of the Series may purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3.

Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

4.

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the NYSE or the NYSE MKT LLC. This limitation does not apply to the Tax-Exempt Series.

5.

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

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The following fundamental restrictions apply to the Real Estate Series. The Series may not:

1.	Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

2.

Except as discussed below, purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The Series has adopted a fundamental policy to invest more than 25% of its total assets in securities of companies that are directly engaged in the real estate industry as well as in industries serving and/or related to the real estate industry.

3.

Make loans, except that the Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

4.

Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ SAI or as permitted by the 1940 Act, and any rule, regulation, or order of the SEC thereunder.

5.

Purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, the Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

6.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7.

Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following fundamental restrictions apply to the High Yield Bond Series. The High Yield Bond Series may not:

1.

Purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) obligations of state or municipal governments and their political subdivisions.

2.	Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

3.

Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.

Make loans, except that the Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

5.

Purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, the Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

6.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7.

Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in this SAI or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

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The following non-fundamental policies apply to the High Yield Bond Series. These non-fundamental policies may be changed by the Board of Directors without shareholder approval.

The High Yield Bond Series may not:

1.

Purchase illiquid securities, i.e., securities that cannot be disposed at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

2.

Purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3.

The Series will not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions.

The following fundamental restrictions apply to the Core Bond Series and Unconstrained Bond Series. The Core Bond Series and Unconstrained Bond Series may not:

1.

Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.

Purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) obligations of state or municipal governments and their political subdivisions.

3.	Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

4.

Make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

5.

Purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

6.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7.

Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in this SAI or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

The following non-fundamental policies apply to the Core Bond Series, Real Estate Series and Unconstrained Bond Series. These non-fundamental policies may be changed by the Board of Directors without shareholder approval.

The Series may not:

1.

Purchase illiquid securities, i.e., securities that cannot be disposed at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

2.

Purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

The following non-fundamental policy applies to the Unconstrained Bond Series. This non-fundamental policy may be changed by the Board of Directors without shareholder approval.

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The Series may not:

1.

Purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions.

The following fundamental restrictions apply to the Credit Series.

1.

The Series may not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions.

2.

The Series may borrow money, except as prohibited under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.

The Series may make loans, except as prohibited under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.

The Series may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.

The Series may act as an underwriter of securities of other issuers, except as prohibited under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.

The Series may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in this SAI or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

The following non-fundamental investment policies and restrictions apply to the Credit Series. They may be changed by the Fund’s Board of Directors.

1.	The Series may not purchase an investment if, as a result, more than 15% of its net assets would be invested in illiquid securities.

2.

The Series may invest in securities issued by other investment companies, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.

The Series may not invest in unmarketable interests in real estate limited partnerships. The Series may not purchase or sell or invest directly in real estate unless acquired as a result of its ownership in securities or other investments and except pursuant to the exercise of its rights under loan agreements related to its investments or to the extent that its investments in senior loans or bank loans may be considered to be investments in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Series from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

4.

The Series may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities, and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

Except for the limitations on borrowings, or as may be specifically provided to the contrary, each of the above percentage limitations are applicable at the time of a purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Series to exceed its limitation, the Series will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Series to exceed its limitation, the Series will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of its total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a Series’ investment restriction.

30

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the investment company.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each Series from issuing senior securities, although it provides allowances for certain derivatives and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restrictions do not apply to non-diversified funds.

Portfolio Turnover

An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity of one year or less at the time of acquisition) for a year and dividing that amount by the monthly average of the market value of such securities during the year. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Series to pay correspondingly increased brokerage and trading costs. In addition to the transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under Federal Tax Treatment of Dividends and Distributions, to the extent net short-term gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The portfolio turnover rates for the Core Bond Series were higher in the fiscal year ended December 31, 2020 than the previous year due to cash flows, allocation changes to the Series within the Advisor’s discretionary separate accounts and increased trading due to opportunities presented by stock market volatility. The portfolio turnover rates for the Real Estate Series were higher in the fiscal year ended December 31, 2020 than the previous year due to cash flows and increased trading due to opportunities presented by stock market volatility.

Disclosure of Portfolio Holdings

The Fund’s Board of Directors has approved a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Series.

Disclosure of the Series’ complete portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31), in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings reports filed with the SEC as exhibits to Form N-PORT. Each Series’ Annual and Semi-Annual Reports are distributed to shareholders and the most recent Reports are available on the Fund’s website (see address below). The Series’ holdings reports on exhibits to Form N-PORT are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, each Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website at www.manning-napier.com. This information is provided with a lag of at least eight days. The information provided will include the following for each security in the portfolio: security name, CUSIP or Sedol symbol, ticker (for equities only), country, number of shares or units held (for equities), par value (for bonds), and market value as of the date of the portfolio. For futures contracts, the information provided will include the underlying instrument, the notional value of the contracts, and the amount of unrealized appreciation or depreciation. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi- Annual Reports) or filed with the SEC (with respect to exhibits to Form N-PORT). This information is publicly available to all categories of persons.

The Fund provides portfolio holdings and information derived from the portfolio holdings to rating and ranking organizations such as Lipper and Morningstar, Inc. in connection with rating the Series and mutual fund database services such as Thomson Financial Research in connection with their collection of fund data for their subscribers. The Fund will only disclose such information as of the end of the most recent calendar month, and this information will be provided to these organizations no sooner than the next day after it is posted on the Fund’s website, unless the conditions described below relating to the disclosure of non-public portfolio holdings information are satisfied. The Fund believes that these organizations have legitimate objectives in requesting such portfolio holdings information.

The Fund’s policies and procedures provide that the Fund’s Chief Compliance Officer (or her designee) (“CCO”) may authorize disclosure of non-public portfolio holdings to rating and ranking organizations, mutual fund databases, consultants, and other

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organizations that will use the data for due diligence, rating, or ranking the Series, or similar uses at differing times and/or with different lag times than those described above. Prior to making any disclosure of non-public portfolio holdings to a third party, the CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund’s shareholders and that conflicts between the interests of the Fund’s shareholders and those of the Fund’s Advisor, principal underwriter, or any affiliated person of the Fund are addressed.

The Fund’s policies and procedures also permit the Fund to disclose certain commentary and analytical, statistical, performance or similar information relating to a Series of the Fund or its portfolio holdings if certain conditions are met. The information must be for legitimate business purposes and must be deemed to be non-material non-public information based on a good faith review of the particular facts and circumstances. Examples of such non-material non-public information may include, but are not limited to, the following types of information: allocation of a Series’ portfolio securities and other investments among various asset classes, sectors, industries, market capitalizations, countries and regions; the characteristics of the stock components and other investments of a Series; the attribution of a Series’ returns by asset class, sector, industry, market capitalization, country and region; certain volatility characteristics of a Series; certain valuation metrics of a Series (such as average price to earnings ratio and average earnings growth); and maturity and credit quality statistics for a Series’ fixed income holdings.

The Fund requires any third party receiving non-public portfolio holdings or information which is derived from portfolio holdings that is deemed material (together, “portfolio holdings data”) to enter into a confidentiality agreement with the Fund which provides, among other things, that non-public portfolio holdings data will be kept confidential and that the recipient has a duty not to trade on the portfolio holdings data and will use such information solely to analyze and rank a Series, or to perform due diligence and asset allocation, depending on the recipient of the information. The agreement will require that the recipient provide, upon request, evidence reasonably satisfactory to the Fund to demonstrate its adherence to the provisions of the agreement.

The Fund does not receive any compensation or other consideration for disclosure of portfolio holdings information.

In addition, the Fund’s service providers, such as the Advisor, Custodian, Morgan, Lewis & Bockius LLP, PricewaterhouseCoopers LLP (“PwC”), Distributor, and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), all as defined herein, may possess or receive daily portfolio holdings information with no lag time in connection with their services to the Fund. In addition, Broadridge Financial Solutions, Inc. may receive portfolio holdings information with no lag time, as necessary, in connection with the proxy voting support services it provides to the Fund (see “Proxy Voting Policy”). Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider’s contract with the Fund or by the nature of its relationship with the Fund.

The Board exercises ongoing oversight of the portfolio holdings disclosure policy by overseeing the implementation and enforcement of the Fund’s policies and procedures by the CCO and by considering reports and recommendations by the CCO concerning any material compliance matters. The Board will be informed of any disclosures of non-public portfolio holdings data pursuant to a confidentiality agreement at its next regularly scheduled meeting or as soon as is reasonably practicable, and will periodically review agreements that the Fund has entered into to selectively disclose portfolio holdings data.

Management

The overall business and affairs of the Fund are managed by the Fund’s Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund’s agreements with its investment advisor, custodian and distributor. The day-to-day operations of the Fund are delegated to the Fund’s officers and to the Advisor and other service providers.

The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Manning & Napier Advisors, LLC is the successor entity to Manning & Napier Advisors, Inc. Accordingly, for purposes of the charts below, an individual’s employment history at Manning & Napier Advisors, LLC includes his/her employment history at Manning & Napier Advisors, Inc., except as otherwise stated.

Interested Director and Officer
Name:	Paul Battaglia*

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	42

Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director

Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018

Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal

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Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Independent Directors

Name:	Stephen B. Ashley

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	80

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 1996

Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997
Name:	Paul A. Brooke

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	75

Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017

Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017)
Name:	John M. Glazer

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	56

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021

Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)

Number of Portfolios Overseen within Fund Complex:	15

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Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Name:	Margaret McLaughlin

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	53

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021

Principal Occupation(s) During Past 5 Years:	Consultant since 2020 – Bates Group (consultants); Consultant (2019-2020) – Madison Dearborn Partners (private equity); General Counsel/CCO (2011-2019) – Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC (Investment Adviser/SaaS Technology)

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Name:	Russell O. Vernon

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	63

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman

Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020

Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) - BVM Capital Management (economic development)

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:

Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	70

Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013

Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:

Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers

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Name:	Elizabeth Craig

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	34

Current Position(s) Held with Fund:	Corporate Secretary

Term of Office[1] & Length of Time Served:	Since 2016

Principal Occupation(s) During Past 5 Years:

Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019 - Manning & Napier Investor Services, Inc.

Name:	Samantha Larew

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	40

Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer

Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018

Principal Occupation(s) During Past 5 Years:

Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	33

Current Position(s) Held with Fund:	Vice President

Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)

Principal Occupation(s) During Past 5 Years:

Managing Director of Operations since 2019; Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.

Name:	Troy Statczar

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	49

Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer

Term of Office[1] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020

Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) -

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Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.
Name:	Sarah Turner

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	38

Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary

Term of Office[1] & Length of Time Served:	Since 2018

Principal Occupation(s) During Past 5 Years:	Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*	Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

[1]	The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

Equity Ownership of Directors as of 12/31/20

Name of Directors	Dollar Ranges of Equity Securities in the Series covered by this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Stephen B. Ashley	None	None
Paul A. Brooke	None	None
John M. Glazer	None	None
Margaret McLaughlin	None	None
Russell O. Vernon	None	None
Chester N. Watson	None	None

Interested Director
Paul J. Battaglia	High Yield Bond Series – Between $1 and $10,000	Between $10,001 and $50,000

None of the Independent Directors have any beneficial ownership interest in the Fund’s Advisor, Manning & Napier Advisors, LLC or its Distributor, Manning & Napier Investor Services, Inc.

Board Responsibilities

The management and affairs of the Fund and the Series are supervised by the Directors under the laws of the State of Maryland. The Board of Directors is responsible for overseeing the Series and each of the Fund’s additional other series, which include Series not described in this SAI. The Board has approved contracts, as described herein, under which certain companies provide essential management services to the Fund.

As with most mutual funds, the day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Advisor and Distributor. The Directors are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Each service provider is responsible for one or more discrete aspects of the Fund’s business (e.g., the Advisor is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business.

The Directors’ role in risk oversight begins before the inception of a Series, at which time the Advisor presents the Board with information concerning the investment objectives, strategies and risks of the Series as well as proposed investment limitations for the Series. Additionally, the Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function with respect to the Fund by monitoring risks identified during regular and special reports made to the Board, as well as regular and special reports made to the Audit Committee. In addition to monitoring such risks, the Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

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The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Advisor, the Board meets with the Advisor to review such services. Among other things, the Board regularly considers the Advisor’s adherence to the Series’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Series’ investments, including, for example, portfolio holdings schedules and reports on the Advisor’s use of derivatives and illiquid securities in managing the Series.

The Board meets regularly with the Fund’s CCO to review and discuss compliance issues and Fund and Advisor risk assessments. At least annually, the Fund’s CCO provides the Board with an assessment of the Fund’s Compliance Program reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers, including the Advisor. The assessment addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board directly, or through one or more of its Committees, receives reports from the Fund’s service providers that assist the Board in identifying and understanding operational risks and risks related to the valuation and liquidity of portfolio securities. The Fund’s Fair Value Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board (through its Audit Committee) oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the SEC is recorded, processed, summarized, and reported within the required time periods, and the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

From their review of these reports and discussions with the Advisor, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund and the Series, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Chair of the Board, Paul J. Battaglia, is an interested person of the Fund as that term is defined in the 1940 Act. Paul A. Brooke serves as the Lead Independent Director. In his role as Lead Independent Director, Mr. Brooke, among other things: (i) presides over Board meetings in the absence of the Chair of the Board; (ii) presides over executive sessions of the Independent Directors; (iii) along with the Chair of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the Independent Directors and Fund management, and among the Independent Directors; (v) serves as a key point person for dealings between the Independent Directors and Fund management; and (vi) has such other responsibilities as the Board or Independent Directors determine from time to time.

The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Directors who are not interested persons of the Fund (i.e., “Independent Directors”) constitute a super-majority (at least 75%) of the Board, the fact that the members of each Committee of the Board are Independent Directors, the amount of assets under management in the Fund, the number of Series (and classes of shares) overseen by the Board, and the total number of Directors on the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.

However, a Director must retire from the Board by the end of the calendar year in which the Director turns 82 provided that the Board may, if it deems doing so to be consistent with the best interest of the Fund, and with the consent of any Director that is eligible for retirement, by unanimous vote of the Governance Committee and majority vote of the full Board, extend the term of such Director for successive periods of one year.

Individual Director Qualifications

The Fund has concluded that each of the Directors should serve on the Board because of their ability to review and understand information about the Series provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Series, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Fund has concluded that each of the Directors should serve as a Director based on their own experience, qualifications, attributes and skills as described below.

The Fund has concluded that Paul J. Battaglia should serve as Director because of his knowledge of and experience in the financial services industry, and the knowledge and experience he has gained from serving in various executive and management positions with the Advisor since 2004. Mr. Battaglia has over 15 years of experience in strategic and fiscal planning and budgeting, financial reporting, and investor relations.

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The Fund has concluded that Stephen B. Ashley should serve as Director because of the experience he has gained in his various roles with the Ashley Group, a property management company, his experience as Chairman and Director of a publicly traded company, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Director of the Fund since 1996.

The Fund has concluded that Paul A. Brooke should serve as Director because of the business experience he has gained in a variety of roles with different financial and health care related businesses. Mr. Brooke has served as Chairman and CEO of Ithaka Acquisition Corp., and following its merger with a medical device company, the Alsius Corporation, Mr. Brooke served as Chairman. As a Partner of Morgan Stanley, Mr. Brooke was responsible for global research and health care strategy. Mr. Brooke was also responsible for health care investments at Tiger Management, LLC and serves as the Managing Member for a private investment firm, PMSV Holdings, LLC. In addition, Mr. Brooke was a Founder and Managing Partner of VenBio, an investment firm focused on biotechnology. The Fund has also concluded that Mr. Brooke should serve as a Director because of his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 2007.

The Fund has concluded that John M. Glazer should serve as Director because of the experience he has gained in his more than 25 years of professional experience with asset allocation, investment strategy, financial strategy and corporate transactions. Mr. Glazer currently serves as the Chief Executive Officer of a New-York based single-family office that manages well over $1 billion in assets. He is responsible for oversight of functions that range from investment management to estate planning and other services. Prior to this, Mr. Glazer served as the Head of Private Investments for an international family office and oversaw a team responsible for sourcing, evaluation, execution and management of a multi-billion dollar global portfolio of illiquid investments. Mr. Glazer also previously served as the Chief Financial Officer and Executive Vice President of Corporate Development at Physicians Interactive Holdings, Inc., a digital marketing firm, where he was responsible for oversight of financial affairs and corporate transactions. Mr. Glazer has served on many Boards of Directors and has extensive experience working closely with management teams on strategy, acquisitions and financing.

The Fund has concluded that Margaret McLaughlin should serve as Director because of the twenty-seven years of experience she has gained in a variety of roles encompassing regulatory, operating, legal, and compliance functions, serving both firms and their boards. Ms. McLaughlin formerly served as a founding member of the executive management team for Kramer Van Kirk Credit Strategies L.P. (a registered investment adviser) and its technology affiliate Mariana Systems LLC, where she was integrally involved in corporate strategy, operational oversight and board governance. Prior to Kramer Van Kirk, Ms. McLaughlin was Assistant General Counsel to Harris Associates L.P., where she was responsible for legal, regulatory and compliance activities. Ms. McLaughlin has an extensive understanding and perspective on governance, oversight, regulation, policies and procedures from her early experience with both the Securities and Exchange Commission and the Department of Justice.

The Fund has concluded that Russell O. Vernon should serve as Director because of the experience he has gained in his thirty years of helping financial companies grow and adjust to changing conditions. Mr. Vernon formerly served as the founder and General Partner of BVM Capital and President of Commerce Capital Markets, Inc. Mr. Vernon also previously served as the Chief Operating Officer at Barrett Associates, Inc., a money management firm, and as the Director of Investment Operations at Warburg Pincus Asset Management and Chancellor Capital Management. In those roles, Mr. Vernon was directly responsible for building a state-of-the-art infrastructure to support all client, business, product development and growth needs. He also served on numerous management and operating committees. Additionally, Mr. Vernon served as a Senior Manager at Deloitte & Touche, where his consulting practice focused on management, M&A, financial service and due diligence engagements and issues.

The Fund has concluded that Chester N. Watson should serve as Director because of the business experience he has gained as the Chief Audit Executive of General Motors Company, Lucent Technologies, and Verizon Communications (formerly Bell Atlantic Corporation) and as an Audit Partner in two major accounting firms, as well as his experience as a member of the Board of Trustees of Rochester Institute of Technology, where he serves as Chairman of the Audit Committee and Member of the Finance Committee. The Fund has also concluded that Mr. Watson should serve as a Director because of his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 2012.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Committees

There are two Committees of the Fund’s Board of Directors: the Audit Committee and the Governance and Nominating Committee.

The Audit Committee is comprised of the following Independent Directors: Stephen B. Ashley, Paul A. Brooke, John M. Glazer, Margaret McLaughlin, Russell O. Vernon and Chester N. Watson (Chairman). The Audit Committee meets twice annually, and, if necessary, more frequently. The Audit Committee met twice during the last fiscal year. The Audit Committee reviews the financial

38

reporting process, the system of internal control, the audit process, and the Fund’s process for monitoring compliance with investment restrictions and applicable laws and regulations. All of the members of the Audit Committee have been determined by the Board to be audit committee financial experts, as defined by the SEC. The designation of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and Board in the absence of such designation.

The Governance and Nominating Committee is comprised of the following Independent Directors: Stephen B. Ashley, Paul A. Brooke, John M. Glazer, Margaret McLaughlin, Russell O. Vernon (Chairman) and Chester N. Watson. The Governance and Nominating Committee meets on an annual basis, and, if necessary, more frequently. The Governance and Nominating Committee met twice during the last fiscal year. The Governance and Nominating Committee evaluates candidates’ qualifications for Board membership and the independence of such candidates from the Advisor and other principal service providers for the Fund; makes recommendations to the full Board for nomination for membership on any committees of the Board; reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee; evaluates whether there is a need for additional committees of the Board; evaluates whether committees should be combined or reorganized; and reviews the performance of all Board members. The Governance and Nominating Committee’s procedures for the consideration of candidates for Board membership submitted by shareholders are attached as Appendix B.

The Interested Director and the officers of the Fund do not receive compensation from the Fund, except that a portion of the Fund’s CCO’s salary is paid by the Fund. Each Independent Director receives an annual fee of $70,000. Annual fees will be calculated quarterly. Each Independent Director receives $10,000 per regular Board meeting attended, and $3,000 per special or other Board meeting attended. In addition, the Independent Directors who are members of the Audit Committee receive $3,000 per Committee meeting attended, and the Independent Directors who are members of the Governance and Nominating Committee receive $2,000 per Committee meeting attended. Mr. Watson receives an additional fee of $2,500 per Audit Committee meeting for serving as Audit Committee Chairman. Mr. Brooke receives an additional fee of $1,500 per Governance and Nominating Committee meeting for serving as Governance and Nominating Committee Chairman and an additional annual fee of $25,000 for serving as Lead Independent Director.

Compensation Table for Fiscal Year Ended December 31, 2020

Name	Position with Registrant	Aggregate Compensation from Fund	Pension	Estimated Benefits upon Retirement	Total Compensation from Fund and Fund Complex*
Samantha Larew	CCO	$89,833	N/A	N/A	$89,833
Stephen B. Ashley	Director	$128,000	N/A	N/A	$128,000
Paul A. Brooke	Lead Independent Director	$154,500	N/A	N/A	$154,500
John M. Glazer**	Director	N/A	N/A	N/A	N/A
Margaret McLaughlin**	Director	N/A	N/A	N/A	N/A
Russell O. Vernon***	Director, Govermance and Nominating Committee Chair	$97,000	N/A	N/A	$97,000
Chester N. Watson	Director, Audit Committee Chair	$133,000	N/A	N/A	$133,000

*	As of December 31, 2020, the Fund Complex consisted of 15 Series.

**	Mr. Glazer and Ms. McLaughlin were appointed Directors of the Fund on February 11, 2021.

***	Mr. Vernon was appointed a Director of the Fund on April 17, 2020.

As of January 31, 2021, the directors and officers of the Fund, as a group, owned less than 1% of the Fund.

Code of Ethics

The Fund, the Advisor, and the Fund’s principal underwriter have adopted a Code of Ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics is designed to detect and prevent improper personal trading. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. A copy of the Code of Ethics is on file with the SEC, and is available to the public.

Proxy Voting Policy

The Board of Directors has delegated proxy voting responsibilities with respect to securities held by the Series to the Advisor, subject to the Board’s general oversight. Proxies will be voted in accordance with the proxy voting policies and procedures attached to this SAI as Appendix C. The proxy voting policies and procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

The Fund is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 1-800-466-3863 or by writing to the Fund at

39

Manning & Napier Fund, Inc., P.O. Box 805, Fairport, NY 14450. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

Principal Owners and Control Persons

As of January 29, 2020, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the shares of a class of a Series. Persons who beneficially own more than 25% of a Series’ outstanding shares may be deemed to control the Series within the meaning of the 1940 Act. Shareholders controlling a Series may have a significant impact on any shareholder vote of the Series. The Fund believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

Core Bond Series - Class I
NAME AND ADDRESS	% OF CLASS
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	58.60%
E*TRADE SAVINGS BANK FBO #646 PO BOX 6503 ENGLEWOOD, CO 80155-6503	16.80%
ETC TTEE SUSAN T. BIGGER IRA TRUST- CB HILTON HEAD, SC 29926	12.85%
TD AMERITRADE INC FEBO OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	5.13%

Core Bond Series - Class S
NAME AND ADDRESS	% OF CLASS
BNYM I S TRUST CO CUST ROLLOVER IRA FBO DONAL A BARKSDALE MADISON, AL 35756-3103	15.43%
FREDERICK C RAISER JR AND MARY ANN RAISER JTWROS ELMA, NY 14059-9446	8.77%
BNYM I S TRUST CO CUST BENE IRA JAMES R SMITH DECD CARLA KONGESOR & SCOTT SMITH EXECS ESTATE OF JAMES R SMITH BENE WEST FALLS, NY 14170-9732	5.93%
SOLON HISTORICAL SOCIETY 6640 LIBERTY RD SOLON OH 44129-3228	5.54%

Core Bond Series - Class W
NAME AND ADDRESS	% OF CLASS
JUPITER & CO C/O INVESTORS BANK & TRUST CO ATTN MUTUAL FUND PROCESSING 200 CLARENDON ST BOSTON, MA 02116-5021	55.42%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMER 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	18.21%

Core Bond Series - Class Z
NAME AND ADDRESS	% OF CLASS

40

NORTHWEST LABORERS EMPLOYER TRAINING TRUST 11724 NE 195TH ST STE 300 BOTHELL, WA 98011-3145	80.92%
MARK CIPRIANI TTEE DUBICK FIXTURE AND SUPPLY CASH BALANCE PLAN FBO MARK CIPRIANI CLEVELAND, OH 44103-3794	5.75%
AGC HEALTH BENEFIT TRUST-ALASKA WASHINGTON CHAPTERS PO BOX 6 MUKILTEO, WA 98275-0006	5.40%
KIMBERLY A HOUSEL & JOSEPH P HOUSEL TTEES HOUSEL DERMATOLOGY PC CASH BALANCE PLAN 235 GREENFIELD PKWY LIVERPOOL, NY 13088-6651	5.14%

Credit Series – Class W
NAME AND ADDRESS	% OF CLASS
JUPITER & CO C/O INVESTORS BANK & TRUST CO ATTN MUTUAL FUND PROCESSING 200 CLARENDON ST BOSTON, MA 02116-5021	69.17%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94101-4151	13.09%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	5.48%

Diversified Tax Exempt Series - Class A
NAME AND ADDRESS	% OF CLASS
JACKO REINSURANCE COMPANY INC C/O DONNA SABATASSO 30346 ESPERANZA RANCHO SANTA MARGARITA, CA 92688-2166	13.72%
PACIFIC RIM REINSURANCE COMPANY INC 234 N SHERMAN AVE CORONA, CA 92882-1843	9.99%
BEST CHOICE REINSURANCE COMPANY INC 791 MICHIE LN MIDWAY, UT 84049-6739	9.95%
WELLCORE REINSURANCE COMPANY INC 862 SE OAK ST STE 2A HILLSBORO, OR 97123-4240	7.45%
LW MILLER REINSURANCE COMPANY INC PO BOX 512 LOGAN, UT 84323-0512	6.48%
YAMUNA EKAMBARAM TOD BENEFICIARIES ON FILE SUBJECT TO FUND TOD RULES 82 LAKE FOREST BLVD SW HUTSVILLE, AL 35824-4011	5.93%

Diversified Tax Exempt Series - Class W
NAME AND ADDRESS	% OF CLASS
JUPITER & CO	55.89%

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C/O INVESTORS BANK & TRUST CO ATTN MUTUAL FUND PROCESSING 200 CLARENDON ST BOSTON, MA 02116-5021
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMER 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	18.50%
MARS & CO C/O INVESTORS BANK & TRUST CO PO BOX 5501 BOSTON, MA 02206-5501	8.05%

High Yield Bond Series - Class I
NAME AND ADDRESS	% OF CLASS
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	39.99%
DCGT AS TTEE AND/OR CUST FBO PLIC VERIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES, IA 50392	9.88%
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	9.50%

High Yield Bond Series - Class S
NAME AND ADDRESS	% OF CLASS
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94101-4151	35.93%
MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEAR LAKE DRIVE EAST JACKSONVILLE, FL 32246	9.06%
TD AMERITRADE INC FEBO OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	6.47%

High Yield Bond Series - Class W
NAME AND ADDRESS	% OF CLASS
JUPITER & CO C/O INVESTORS BANK & TRUST CO ATTN MUTUAL FUND PROCESSING 200 CLARENDON ST BOSTON, MA 02116-5021	53.78%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMER 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	16.88%

High Yield Bond Series - Class Z
NAME AND ADDRESS	% OF CLASS
SEI PRIVATE TRUST COMPANY ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	83.25%

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GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111	12.93%

New York Tax Exempt Series - Class W
NAME AND ADDRESS	% OF CLASS
JUPITER & CO C/O INVERSTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING 200 CLARENDON ST BOSTON, MA 02116-5021	59.81%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMER 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	13.14%
WILLIAM W DERRICK - LTG BUFFALO, NY 14225-5171	7.30%
DERRICK CORPORATION LTG C/O FRANK R KNUTH BUFFALO, NY 14225-5171	6.75%

Real Estate Series - Class I
NAME AND ADDRESS	% OF CLASS
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMER ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	15.26%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	12.13%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	8.80%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMER 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	8.71%
OLD NORTH STATE TRUST, LLC 1250 REVOLUTION MILL DR STE 152 GREENSBORO, NC 27405-5066	7.97%
USB WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	6.06%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHERD RD 2T2 GREENWOOD VILLAGE, CO 80111	5.22%

Real Estate Series - Class S
NAME AND ADDRESS	% OF CLASS
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMER ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	45.91%

Real Estate Series - Class W
NAME AND ADDRESS	% OF CLASS

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JUPITER & CO C/O INVESTORS BANK & TRUST CO ATTN MUTUAL FUND PROCESSING 200 CLARENDON ST BOSTON, MA 02116-5021	49.02%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMER 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	16.53%

Real Estate Series - Class Z
NAME AND ADDRESS	% OF CLASS
MICHAEL J MAGIERA PITTSFORD, NY 14534-4719	45.72%
SUNTRUST BANK FBO VARIOUS SUNTRUST OMNIBUS ACCOUNTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111	30.65%

Unconstrained Bond Series - Class I
NAME AND ADDRESS	% OF CLASS
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	53.88%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMER 101 MONTGOMERY ST SAN FRANCISCO, CA 94101-4151	10.12%

Unconstrained Bond Series - Class S
NAME AND ADDRESS	% OF CLASS
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	33.35%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	24.40%

Unconstrained Bond Series - Class W
NAME AND ADDRESS	% OF CLASS
JUPITER & CO C/O INVETORS BANK & TRUST CO ATTN MUTUAL FUND PROCESSING 200 CLARENDON ST BOSTON, MA 02116-5021	57.10%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMER 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	12.91%

The Advisor

Manning & Napier Advisors, LLC (“MNA” or the “Advisor”), acts as the Fund’s investment advisor. Manning & Napier Group, LLC (“Manning & Napier Group”) owns 100% of the outstanding interests in MNA and acts as the sole managing member of MNA. Manning & Napier, Inc., a publicly traded company (ticker symbol “MN”), acts as the sole managing member of Manning & Napier Group. Under the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Advisor, the Advisor is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Fund and direction of the Advisor’s directors, officers or employees who may be elected as officers of the Fund to serve as such.

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The Fund pays the Advisor for the services performed a fee at the annual rate of: 0.25% of the average daily net assets of each of the Core Bond Series and Credit Series; 0.30% of the average daily net assets of the Unconstrained Bond Series; 0.50% of the average daily net assets of each of the Diversified Tax Exempt Series and New York Tax Exempt Series; 0.40% of the average daily net assets of the High Yield Bond Series; and 0.60% of the average daily net assets of the Real Estate Series. Prior to February 22, 2016, the Advisor received an annual management fee (as a percentage of the Series’ average daily net assets) of 0.75% for the High Yield Bond Series. Prior to March 1, 2019, the Advisor received an annual management fee (as a percentage of the Series’ average daily net assets) of 0.40% for the Core Bond Series, 0.45% for the Unconstrained Bond Series, 0.55% for the High Yield Bond Series, and 0.75% for the Real Estate Series. As described below, the Advisor is separately compensated for acting as the Fund’s accounting services agent and providing administration services to the Series. Prior to March 1, 2017, the Advisor was also separately compensated for acting as transfer agent and dividend disbursing agent for the Series.

After its initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of the Fund or by the Directors; and (ii) by the vote of a majority of the Directors who are not parties to such Agreement or “interested persons” (as defined under the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its “assignment” (as defined under the 1940 Act) and is terminable at any time without penalty by the Directors or by a majority of the outstanding shares of the Fund on 60 days’ written notice to the Advisor, or by the Advisor on 60 days’ written notice to the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit each class’s total direct annual operating expenses (exclusive of Rule 12b-1 Fees (as defined below) and waived Class W management fees, as applicable (collectively, “excluded expenses”)), as shown below. The agreements are expected to remain in effect indefinitely, and may not be amended or terminated by the Advisor without the approval of the Board.

The Advisor may receive from a class the difference between the class’s total direct annual operating expenses (not including excluded expenses) and the class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual operating expenses (not including excluded expenses), are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

Series	Contractual Expense Limitation
Core Bond Series Class I	0.45%
Core Bond Series Class S	0.45%
Core Bond Series Class Z	0.30%
Core Bond Series Class W	0.05%
Credit Series Class W	0.10%
Diversified Tax Exempt Series Class A	0.85%
Diversified Tax Exempt Series Class W	0.35%
High Yield Bond Series Class I	0.65%
High Yield Bond Series Class S	0.65%
High Yield Bond Series Class Z	0.50%
High Yield Bond Series Class W	0.10%
New York Tax Exempt Series Class A	0.85%
New York Tax Exempt Series Class W	0.35%
Real Estate Series Class I	0.85%
Real Estate Series Class S	0.85%
Real Estate Series Class Z	0.70%
Real Estate Series Class W	0.10%
Unconstrained Bond Series Class I	0.50%
Unconstrained Bond Series Class S	0.50%
Unconstrained Bond Series Class Z	0.35%
Unconstrained Bond Series Class W	0.05%

Fees earned, waived and reimbursed by the Advisor for the periods ending December 31, are as follows:

	2018		2019		2020
	Advisory Fees Paid	Fees Waived or Expenses Reimbursed	Advisory Fees Paid	Fees Waived or Expenses Reimbursed	Advisory Fees Paid	Fees Waived or Expenses Reimbursed
Core Bond Series	$727,165	$151,113	$551,288	$547,874	$707,080	$823,605
Credit Series	N/A	N/A	N/A	N/A	$308,850	$402,659

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Diversified Tax Exempt Series	$1,378,941	N/A	$1,228,573	$952,019	$1,202,949	$1,186,244
High Yield Bond Series	$646,235	$97,562	$414,198	$326,414	$490,017	$528,409
New York Tax Exempt Series	$725,308	N/A	$581,717	$457,418	$514,078	$504,856
Real Estate Series	$2,229,378	N/A	$1,866,241	$1,004,139	$1,563,337	$1,162,038
Unconstrained Bond Series	$3,502,586	$95,149	$2,770,290	$2,233,793	$2,112,451	$2,143,965

The Advisor serves as the Fund’s accounting services agent and provides administration services to the Fund and its series. The Advisor has contracted with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 4400 Computer Drive, Westborough, MA 01581, to provide sub-accounting and sub-administration services to each series of the Fund.

Pursuant to a Master Services Agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration services in the following amounts: 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per Series. For purposes of calculating the foregoing fees, the assets of the Series are aggregated with the assets of the Fund’s other series that are not fund-of-fund series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged to the Fund.

For the fiscal years ended December 31, 2018, 2019 and 2020, the Advisor received $996,276, $793,423, and $595,906, respectively, from the Series collectively. These figures include amounts received from certain series no longer included in this SAI because they have or are scheduled to terminate operations.

The Advisor and its affiliates may use the Series within discretionary investment accounts. From time to time, these discretionary accounts may hold a substantial portion of the outstanding shares of the Series, and transactions in shares of the Series for such accounts may have an impact upon the size and operations of the Series. For instance, transactions in shares of the Series for these accounts may cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect fund performance and increase the likelihood of capital gain distributions. In addition, the Series’ assets may be significantly less during times when these discretionary accounts are not invested in the Series, which would cause the Series’ remaining shareholders to bear greater portions of the Series’ fixed operating expenses, subject to any fee waiver then in effect.

The Distributor

Manning & Napier Investor Services, Inc. (the “Distributor”), an affiliate of the Advisor, acts as Distributor of Fund shares and is located at the same address as the Advisor and the Fund. The Distributor and the Fund are parties to a distribution agreement (the “Distribution Agreement”) which applies to each class of shares of the Fund.

The Distribution Agreement is renewable annually. The continuation of the Distribution Agreement must be specifically approved by the Board of Directors and separately by the Directors who are not parties to the Distribution Agreement or “interested persons” (as defined under the 1940 Act) of any party to the Distribution Agreement.

The Distributor will not receive compensation for distribution of Class A, I, W, or Z shares of each Series.

Payments to Broker-Dealers and Other Financial Intermediaries

Rule 12b-1 Plan

The Fund’s Board of Directors has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) whereby Class S shares of the Core Bond Series, High Yield Bond Series, Real Estate Series and Unconstrained Bond Series (each a “Rule 12b-1 Plan Class”) are subject to an annual distribution and shareholder services fee (a “Rule 12b-1 Fee”) of up to 0.25% of the average daily net assets of the applicable Rule 12b-1 Plan Class.

The Rule 12b-1 Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of a Rule 12b-1 Plan Class and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of a Rule 12b-1 Plan Class.

The Rule 12b-1 Plan has been adopted in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Rule 12b-1 Plan shall continue in effect for each Rule 12b-1 Plan Class for so long as its continuance is specifically approved at least annually by votes of the majority of both (i) the Directors of the Fund and (ii) those Directors of the Fund who are not “interested persons” (as defined under the 1940 Act) of the Fund, and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to it (referred to as the “Qualified Directors”), cast in person at a Board of Directors meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan requires that quarterly written reports of amounts spent under the Rule 12b-1 Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. With respect to each Rule 12b-1 Plan Class, the Rule 12b-1 Plan may not be amended to increase materially the amount of distribution expenses permitted to be paid under the Rule 12b-1 Plan for such Rule 12b-1 Plan Class without the approval of shareholders holding a majority of the outstanding

46

voting securities of such Rule 12b-1 Plan Class. All material amendments to the Rule 12b-1 Plan must be approved by votes of the majority of both (i) the Directors of the Fund and (ii) the Qualified Directors.

With respect to amounts paid under the Rule 12b-1 Plan for distribution services, the Distributor may use this fee on any activities or expenses primarily intended to result in the sale of shares of the Rule 12b-1 Plan Classes, including, but not limited to, (i) as compensation for the Distributor’s services in connection with distribution assistance; or (ii) as a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

With respect to shareholder services, the Distributor may use payments under this aspect of the Rule 12b-1 Plan to provide or enter into agreements with organizations, including affiliates of the Distributor (referred to as “Service Organizations”), who will provide certain shareholder, administrative and non-distribution services for shareholders of the Rule 12b-1 Plan Classes, including, but not limited to: (i) maintaining accounts relating to shareholders that invest in shares of a Rule 12b-1 Plan Class; (ii) responding to shareholder inquiries relating to the services performed by Distributor and/or Service Organizations; (iii) responding to inquiries from shareholders concerning their investment in shares of the Rule 12b-1 Plan Classes; (iv) assisting shareholders in changing dividend options, account designations and addresses; (v) providing information periodically to shareholders showing their position in shares of the Rule 12b-1 Plan Classes; (vi) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (viii) arranging for bank wires; (ix) processing dividend payments from the Fund on behalf of shareholders; (x) preparing tax reports; (xi) providing sub-accounting services; and (xii) providing such other similar non-distribution services as the Fund or Distributor may reasonably request to the extent that the Service Organization is permitted to do so under applicable laws or regulations. The Distributor may also use this fee for payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor and/or Service Organizations’ affiliates and subsidiaries as compensation for such services.

Generally, the Rule 12b-1 Fee paid under the Rule 12b-1 Plan will not be retained by the Distributor but will instead be reallowed to various financial intermediaries and Service Organizations that enter into distribution and/or shareholder servicing agreements with the Distributor. The Rule 12b-1 Plan and class structure of the Fund permit the Fund to allocate an amount of fees to a financial intermediary or Service Organization based on the level of distribution and/or shareholder services it agrees to provide. The Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares.

Payments under the Rule 12b-1 Plan are made as described above regardless of the Distributor’s actual cost of providing the services and may be used to pay the Distributor’s overhead expenses. If the cost of providing the services under the Rule 12b-1 Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by the Distributor.

The tables below shows the fees paid under the Rule 12b-1 Plan for the Series for the fiscal year ended December 31, 2020.

Series	Class	Fees Paid in 2020	Fees Retained by Distributor in 2020
Core Bond Series	S	$13,412	$10,660
High Yield Bond Series	S	$26,172	$6,559
Real Estate Series	S	$107,031	$23,761
Unconstrained Bond Series	S	$50,119	$15,150

Other Payments by the Fund

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Core Bond Series, High Yield Bond Series, Real Estate Series, and Unconstrained Bond Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Rule 12b-1 Fee payable under the Rule 12b-1 Plan of the Fund.

Payments by the Advisor and/or its Affiliates

The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any payments made to financial intermediaries by the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.

47

The Distributor may from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to financial intermediaries and it is free to make additional payments out of its own assets to promote the sale of Fund shares. The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by the Series or their shareholders. Such payments may provide an incentive for the financial intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend a Series over another investment.

Transfer Agent, Divident Disbursing Agent, Custodian, Independent Registered Public Accounting Firm, and Counsel

The transfer agent and dividend disbursing agent for the Fund is BNY Mellon. Transfer agent fees are charged to the Fund on a per account basis.

The custodian for the Fund is The Bank of New York Mellon (the “Custodian”), 135 Santilli Highway, Everett, MA 02149. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. The Custodian may, at its own expense, employ one or more sub-custodians on behalf of the Fund, provided that it shall remain liable for all its duties as custodian. The foreign sub-custodians will act as custodian for the foreign securities held by the Fund.

PricewaterhouseCoopers LLP (“PwC”), with offices at 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm for all the Series. In addition to providing audit services, PwC assists in the preparation and review of, and signs as paid preparer, the Series’ federal and New York State tax returns and provides assistance on certain non-audit matters. The financial highlights for the respective Series included in the Prospectuses and the financial statements contained in the Annual Reports and incorporated by reference into this SAI for the fiscal year ended December 31, 2020 have been audited by PwC.

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103, serves as legal counsel to the Fund.

Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, CA 94111, serves as legal counsel to the Independent Directors.

Purchases and Redemptions

Check Acceptance Policy. The Fund reserves the right to reject certain forms of payment for share purchases. The Fund maintains a check acceptance policy for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks, or money orders. Investments that are received in an unacceptable form will be returned.

Investors Outside the U.S. The Fund does not generally accept investments by non-U.S. persons or U.S. persons living outside the U.S. Investments from U.S. persons living outside the U.S. may be accepted if the U.S. person maintains a physical address within the U.S. or utilizes an APO or similar address. Non-U.S. persons may be permitted to invest under certain limited circumstances.

Payment for shares redeemed. Payment for shares presented for redemption may be delayed more than seven days only for (1) any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which the SEC determines that trading on the NYSE is restricted; (2) for any period during which the SEC determines that an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit.

The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold. An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued.

The Fund has made an election pursuant to Rule 18f-1 under the 1940 Act committing itself to pay in cash all requests for redemption by any shareholder of record of a Series, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) 1% of the net asset value of the Series at the beginning of such period.

Other Information about Purchases and Redemptions. The Fund has authorized a number of brokers to accept purchase and redemption orders on its behalf, and these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the appropriate Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.

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Portfolio Managers

This section includes information about the investment professionals that serve on the Series’ Portfolio Management Teams, including information about the dollar range of Fund shares they own, how they are compensated, and other accounts they manage. The share ownership information is current as of December 31, 2020.

Name and Title	Fund Management Role	Dollar Ranges of Equity Securities Beneficially Owned by the Portfolio Manager in the Series covered by this SAI*	Aggregate Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in all Manning & Napier Fund Series*

Elizaveta Akselrod, Senior Analyst	Member of the Tax Exempt Series Portfolio Management Teams	None	None
Marc Bushallow, CFA, Managing Director of Fixed Income	Member of Core Bond Series, Credit Series, High Yield Bond Series, Tax Exempt Series, and Unconstrained Bond Series Portfolio Management Teams	Unconstrained Bond Series – between $500,001 and $1,000,000	Between $500,001 and $1,000,000
Bradley Cronister, CFA	Member of the Core Bond Series and Unconstrained Bond Series Portfolio Management Teams	Core Bond Series – between $1 and $10,000 Unconstrained Bond Series – between $10,001 and $50,000	Between $50,001 and $100,000
Scott Friedman, CFA	Member of the High Yield Bond Series Portfolio Management Team	High Yield Bond Series – between $10,001 and $50,000	Between $50,001 and $100,000
R. Keith Harwood, Director of Credit Research	Member of Core Bond Series, Credit Series, High Yield Bond Series, and Unconstrained Bond Series Portfolio Management Teams	None	Between $500,001 and $1,000,000
Elizabeth H. Mallette, CFA Senior Analyst	Member of Real Estate Series Portfolio Management Team	Core Bond Series – between $1 and $10,000 Real Estate Series – between $50,001 and $100,000	Between $100,001 and $500,000
Joseph R. Rydzynski, CFA, Analyst	Member of Real Estate Series Portfolio Management Team	Real Estate Series – between $10,001 and $50,000	Between $10,001 and $50,000
Corey A. Van Lare, Senior Analyst	Member of Real Estate Series Portfolio Management Team	Real Estate Series – between $10,001 and $50,000	Between $10,001 and $50,000

*

Dollar ranges do not reflect interests owned by a Portfolio Manager in collective investment trust funds managed by the Advisor, which may have investment objectives, policies and strategies substantially similar to those of a series of the Fund.

Compensation

The portfolio managers of the Series are compensated by the Advisor. The Advisor’s portfolio manager compensation system includes a base salary and a bonus. The bonus system has been established to provide a strong incentive for portfolio managers to make investment decisions in the best interest of clients. Bonuses may be several times the level of base salary for successful portfolio managers.

Portfolio managers are assigned a competitive target bonus. The target bonus may be increased or decreased based on the absolute and relative performance of the portfolio manager’s overall portfolio over 12- and 36-month time periods. The bonus calculation could result in a negative, zero, or positive bonus. If the bonus calculation results in a negative bonus, then the negative balance is carried forward until the portfolio manager achieves a positive bonus to offset the negative balance.

In addition, certain portfolio managers may be awarded equity ownership in Manning & Napier, Inc., a publicly traded affiliate of Manning & Napier, or the Series. Equity ownership represents an important incentive for senior investment professionals and serves as another method to align the long-term interest of portfolio managers with the best interest of clients.

Management of Other Portfolios

The following table provides information about other portfolios managed by members of the Series’ Portfolio Management Teams. The information provided is current as of December 31, 2020. The information below excludes the Series in this SAI.

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	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Name	Number of Accts	Total Assets*	Number of Accts	Total Assets	Number of Accts	Total Assets
Elizaveta Akselrod	0	$0	0	$0	43	$125,173,145
Marc Bushallow	4	$2,183,619,511	4	$1,168,309,581	4,203	$9,643,627,306
Bradley Cronister	0	$0	0	$0	0	$0
Scott Friedman	0	$0	0	$0	0	$0
R. Keith Harwood	0	$0	0	$0	258	$788,618,954
Elizabeth H. Mallette	0	$0	0	$0	0	$0
Joseph R. Rydzynski	0	$0	0	$0	0	$0
Corey A. Van Lare	0	$0	0	$0	0	$0

*	At times assets of the Other Accounts in column 3 may be invested in series of the Fund.

Management of Conflicts of Interest

The Advisor’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Series’ investments, on the one hand, and the investments of the other accounts, on the other. The Advisor may, for example, have an incentive to favor accounts with higher fees or performance-based fees in the allocation of investment opportunities. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

For the Fund, other pooled investment vehicles, and Other Accounts that have authorized it to do so, the Advisor trades equities, futures and most fixed income investments on an aggregate basis to improve execution efficiency and minimize associated costs. Order management systems automatically allocate aggregated orders according to pre-trade determinations using a random or pro-rata based methodology. In the event of a partially filled fixed income order, the Advisor frequently allocates securities first to the Series of the Fund and the Manning & Napier Collective Investment Trust Funds and then assigns the balance of the order among other accounts. Each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis.

The Advisor’s trading function for equities and certain fixed income investments is separate from its research function. The individuals who recommend and approve trades are not the same individuals who execute trades. For equities and most fixed income securities, traders exercise individual discretion in order to get the best possible execution on trades, but guidelines as to security, position size, and price are set by the analysts recommending the security. Proprietary and third-party reporting systems monitor implementation of trading programs across the account base. For certain fixed income trades, however, the trading and research functions overlap. This means that Fixed Income Analysts select and execute trades in certain bonds, primarily securitized debt, within these portfolios.

To remove the incentive for unauthorized trading and speculation in client accounts, members of the Trading Department are not compensated for profits generated, since the Research Department issues the investment directives and members of the Trading Department merely implement them. In addition, the compensation program for Research and Fixed Income Analysts, including those analysts that execute trades, is based on the returns of the particular security recommended or overall investment approach, rather than on the performance of any individual account.

For certain fixed income investments, the Series’ Portfolio Management Team identifies the securities to be purchased and a member of the team executes the trades. The team members do not execute trades in the types of securities held in the Series’ portfolios for other accounts managed by the Advisor. Rather, when similar fixed income securities are to be purchased for such other accounts, traders exercise individual discretion in order to get the Advisor’s clients the best possible execution on trades, but strict guidelines as to security, position size, and price are set by the analysts recommending the security. With respect to any account of the Advisor not receiving a full allocation of a primary market issuance, the Advisor may purchase more bonds on behalf of such account in the secondary market. In such case, the purchase price of such bonds will likely be different than that of the initial issue.

Portfolio Transactions and Brokerage

In connection with the Advisor’s duty to arrange for the purchase and sale of securities held in the Series’ portfolios, the Advisor shall select the broker-dealers that, in the Advisor’s judgement, implement the Fund’s policy to achieve best execution. The Fund defines best execution as the prompt and efficient execution of securities trades at the most favorable price under the circumstances.

In directing trades to a given broker, the Advisor will consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of the Series on a continuing basis.

The Advisor may also consider whether a broker provides brokerage and/or research services to the Fund and/or other accounts of the Advisor and may allocate orders for the Series to those brokers that provide such benefits. Such allocations shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Fund.

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Examples of research services for which the Advisor deploys the Fund’s commission dollars include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The research which the Advisor or the Sub-Advisor receives for the Series’ brokerage commissions, whether or not useful to the Fund, may be useful to the Advisor or the Sub-Advisor in managing the accounts of the Advisor’s or the Sub-Advisor’s other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

Commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor’s holistic experience with that broker for transactions executed across the Advisor’s client base.

A portion of the Fund’s portfolio transactions may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Series. Such principal transactions may, however, result in a profit to market makers. In certain instances the Advisor may make purchases of underwritten issues for the Series at prices which include underwriting fees.

The Fund will direct futures trades to one or more Futures Commissions Merchants (“FCMs”), as selected by the Advisor.

Brokerage Commissions Paid in Last Three Fiscal Years. The following Series paid brokerage commissions during the past three fiscal years.

	2018	2019	2020
Credit Series	N/A	N/A	$10,699
Diversified Tax Exempt Series	N/A	N/A	$3,228
High Yield Bond Series	$11,017	$3,738	$7,290
New York Tax Exempt Series	N/A	N/A	$2,741
Real Estate Series	$249,710	$120,537	$200,671
Unconstrained Bond Series	$24,820	$80,797	$69,000

The brokerage commissions paid by the Series will vary year to year based on the market environment and the investment opportunities identified over the year, as well as the level of cash flows.

During the last three fiscal years, the Core Bond Series did not incur any brokerage commissions. The brokerage commissions paid by the Unconstrained Bond Series in 2020 were lower than those in the prior year due primarily to the Series’ decreased use of options in 2020.

There were no brokerage commissions paid to affiliates during the last three fiscal years.

Directed Brokerage. For the fiscal year ended December 31, 2020, the following Series paid brokerage commissions to brokers because of research services provided as follows:

Series	Brokerage Commissions Directed in Connection with Research Services Provided	Aggregate Dollar Amount of Transactions for which Such Commissions Were Paid
Credit Series	$10,699	$49,133,321
Diversified Tax Exempt Series	$3,228	$23,297,289
High Yield Bond Series	$7,290	$33,666,360
New York Tax Exempt Series	$2,741	$9,820,410
Real Estate Series	$200,671	$350,382,005
Unconstrained Bond Series	$69,000	$1,006,559,759

Regular Broker-Dealers. The Series’ regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Series; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Series; and (iii) the ten broker-dealers that sold the largest dollar amount of Series shares. During the fiscal year ended December 31, 2020, the following Series purchased securities issued by their regular broker-dealers:

	Regular Broker-Dealer	Value of Portfolio Holdings as of 12/31/20 (000’s omitted)
Core Bond Series	CITIGROUP GLOBAL MARKETS, INC.	$3,440
	JPMORGAN CHASE & CO.	$4,785
	WELLS FARGO SECURITIES, LLC	$3,363

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	Regular Broker-Dealer	Value of Portfolio Holdings as of 12/31/20 (000’s omitted)
Unconstrained Bond Series	CITIGROUP GLOBAL MARKETS, INC.	$11,376

High Yield Bond Series	BANK OF AMERICA CORPORATION	$2,809
	CITIGROUP GLOBAL MARKETS, INC.	$3,475
	WELLS FARGO SECURITIES, LLC	$2,808

Net Asset Value

The NAV is determined on each day that the NYSE is open for trading. In determining the NAV of each Series’ shares, common stocks that are traded OTC or listed on national securities exchanges other than the NASDAQ National Market System are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the NYSE (generally 4:00 p.m., Eastern time), or, in the absence of recorded sales, at the closing bid prices on such exchanges. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. Unlisted securities that are not included in such NASDAQ National Market System are valued at the quoted bid prices in the OTC market. Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates market value. Futures, and related options on futures, traded on U.S. and foreign exchanges are valued at the exchange settlement price, or if no settlement price is available, at the last sale price as of the close of the exchange on the valuation date. Investments in registered investment companies are valued at their NAV per share on valuation date. All securities initially expressed in foreign currencies will be converted to U.S. dollars using current exchange rates. Short securities positions are accounted for at value, using the same method of valuation described above. Securities and other assets for which market quotations are not readily available or for which the Advisor deems the market quotations to be unreliable are valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors. A Series’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Series assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used as approved by the Fund’s Board of Directors.

The foreign securities held by the Series may be listed on foreign exchanges that trade on days when the NYSE is not open and the Series do not price their shares. As a result, the NAV of a Series may change at a time when shareholders are not able to purchase or redeem shares.

If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value taking this trading or these events into account.

Information About Fund Operations

The Fund does not expect to hold annual meetings of shareholders, but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption and liquidations. The Fund’s shareholders will vote in the aggregate and not by Series or class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Series or a Class. Income, direct liabilities and direct operating expenses of a Series will be allocated directly to the Series, and general liabilities and expenses of the Fund will be allocated among the Series in proportion to the total net assets of the Series by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

A Series may participate in class action lawsuits relating to its portfolio securities. The proceeds from the settlements of such lawsuits will generally be recorded as assets of the Series in accordance with generally accepted accounting principles. If the Series is liquidated prior to its recognition of the proceeds of a settlement, however, the proceeds may be donated to charity in the event that the officers of the Series reasonably determine that, after taking into account all fees, costs and expenses reasonably related to the administration and distribution of such proceeds, including, but not limited to, administrative fees, mailing fees, and personnel costs, the amount to be distributed to each applicable shareholder is either zero or a de minimis amount.

As part of the Board’s considerations when approving the liquidation and dissolution of a Series, the Board may approve the establishment of a liquidating trust for the completion of the liquidation and distribution of a Series’ assets to shareholders. This may be the case when, for example, the Series has assets and liabilities which are contingent in nature that remain on the liquidation date. If the Board establishes a liquidating trust for a Series, the Fund would grant, assign and deliver to the liquidating trust all of the Series’ rights and interests in any assets it currently owns and the liquidating trust would assume all of such Series’ current liabilities and obligations,

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thereby allowing the Series to fully liquidate and dissolve. The Board would also appoint one or more trustees of the liquidation trust, which may be a Fund officer and/or an employee of the Advisor or an affiliate of the Advisor, to oversee the operations and administration of the trust. The Series’ former shareholders on the liquidation date will be the beneficiaries of the liquidating trust.

The liquidating trust will exist solely for the purposes of holding, liquidating and disposing of any assets received by it and paying or settling the liabilities and obligations of the Series. All claims, expenses, charges, liabilities, and obligations of the liquidating trust will be paid out of the trust’s assets. On an interim or annual basis and only to the extent the liquidating trust receives assets that are in excess of its costs, fees and expenses, the trust will distribute those assets on a pro rata basis to the beneficiaries of the trust, provided however, that the liquidating trustee may determine, in the exercise of its reasonable judgment and in good faith, that the pro-rata amount of the assets due to each beneficiary would not be practicable to distribute to the beneficiaries because such amount is either zero or de minimis after taking into account the fees, costs and expenses reasonably related to the administration and distribution of such proceeds, including, but not limited to, administrative fees, mailing fees, and personnel costs. In such instance, such amounts will be distributed to a reputable non-profit charitable organization unaffiliated with the Fund or Adviser.

Although the Fund’s use of a liquidating trust for a Series is unique to the facts and circumstances relating to the reasons for which it was created, a liquidating trust would generally have a term of three years from the date upon which it was established. At the conclusion of the liquidating trust’s term, the trust will distribute any remaining assets to the beneficiaries of the trust, subject to the cost considerations discussed above, and the trust would then liquidate. If a Series (or its corresponding liquidating trust) were to receive any assets after the liquidation of the liquidating trust, such assets will be considered to be assets of the Fund generally and will be distributed by the Fund among all currently active series of the Fund on a pro rata basis.

Federal Taxes

The following is only a summary of certain tax considerations generally affecting the Series and their shareholders, and is not intended as a substitute for careful tax planning. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state, local and foreign tax liabilities.

The following discussion of certain U.S. federal income tax consequences is based on the Code, and the regulations issued thereunder as in effect on the date of this SAI. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company. Each Series has elected and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Code. As such, each of the Series expects to be relieved of federal income tax on investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) timely distributed to shareholders.

In order to qualify as a RIC each Series must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (2) diversify its holdings so that at the close of each quarter of each taxable year (i) at least 50% of the value of the Series’ total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Series’ total assets and 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Series owns a 20% or more voting stock interest, in the securities of any one issuer (other than U.S. Government securities or securities of any other RIC) or the securities (other than the securities of other RICs) of two or more issuers that are engaged in the same or similar trades or businesses or related trades or businesses if the Series owns at least 20% of the voting power of each such issuer, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”). These requirements may restrict the degree to which the Series may engage in certain hedging transactions and may limit the range of the Series’ investments. If a Series qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it timely distributes each year to the shareholders, provided the Series distributes at least the sum of (a) 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital loss) and (b) 90% of its net exempt interest income (the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income), if any (the “Distribution Requirement”).

If a Series fails to satisfy the Qualifying Income or Asset Test in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If these relief provisions are not available to a Series for any year in which it fails to qualify as a RIC, all of its taxable income will be subject to tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. In addition, the Series could be required to recognize unrealized gains, pay substantial taxes and interest, and make

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substantial distributions before requalifying as a RIC under Subchapter M of the Code. If a Series determines that it will not qualify for treatment as a RIC, the fund will establish procedures to reflect the anticipated tax liability in the NAV of such Series. To requalify for treatment as a RIC in a subsequent taxable year, the Series would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Series failed to qualify for tax treatment as a RIC. If a Series failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Series-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Series for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

Each Series may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Series’ taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for RICs is similar to the rules that apply to individuals which provide that such losses are carried over by a Series indefinitely. Thus, if a Series has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Series’ net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Series’ next taxable year, and the excess (if any) of the Series’ net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Series’ next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Series experiences an ownership change as defined in the Code.

Each Series is treated as a separate corporation for federal income tax purposes. Each Series therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Series do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Series level rather than at the Fund level.

Excise Tax. If a Series fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98.2% of its capital gain net income (the excess of short- and long term-capital gains over short- and long- term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior year), the Series will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. For this purpose, any ordinary income or capital gain net income retained by a Series and subject to corporate income tax will be considered to have been distributed. The Series generally intend to make sufficient distributions to avoid imposition of this tax, but can make no assurances that such tax liability will be entirely eliminated. A Series may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Series to satisfy the requirements for qualification as a RIC.

Distributions and Dividends. Each Series receives income generally in the form of dividends and interest on its investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Series, constitutes their net investment income from which dividends may be paid to you. All or a portion of the net investment income distributions may be treated as qualified dividend income (currently eligible for the reduced maximum capital gains rate to individuals of up to 20% (lower rates apply to individuals in lower tax brackets)) to the extent that a Series receives and reports its dividends as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the United States, in each case subject to certain limitations). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from a Series’ assets before it calculates the NAV) with respect to such dividend, (ii) a Series has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Series, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that a Series receives from an ETF or underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. Certain Series’ investment strategies may limit their ability to make distributions eligible to be treated as qualified dividend income.

It is expected that dividends received by a Series from a REIT and distributed from that Series to a shareholder generally will be taxable to the shareholder as ordinary income. A Series’ participation in the lending of securities may affect the amount, timing, and character of distributions to its shareholders. If a Series participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

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Any distribution by a Series may be taxable to shareholders regardless of whether it is received in cash or in additional shares. The Series may derive capital gains and losses in connection with sales or other dispositions of the portfolio securities. Distributions from net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to shareholders as long-term capital gains regardless of how long the shares have been held. The current maximum tax rate on long-term capital gains for non-corporate shareholders is 20% (lower rates apply to individuals in lower tax brackets). Distributions from capital gains are generally made after applying any available capital loss carryforwards.

Certain distributions may qualify for a dividends received deduction for corporate shareholders, subject to holding period requirements and other limitations under the Code, if they are attributable to the qualifying dividend income a Series receives from a domestic corporation and are properly reported by that Series. Certain Series’ investment strategies may limit their ability to make distributions eligible for the dividends received deduction for corporate shareholders.

Each Series (or its administrative agent) will inform you of the amount of your ordinary income, exempt-interest dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year. Shareholders who have not held the Series’ shares for a full year should be aware that the Series may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Series. A distribution will reduce a Series’ NAV per share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. Therefore, an investor should consider the tax consequences of purchasing shares immediately before a distribution record date.

REITs in which a Series invests often do not provide complete and final tax information to the Series until after the time that the Series issues the tax reporting statement. As a result, the Series may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Series will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

MLPs in which a Series invests deliver Schedules K-1 to the Series to report their share of income, gains, losses, deductions and credits of the MLP. These Schedules K-1 may be delayed and may not be received until after the time that a Series issues its tax reporting statements. As a result, a Series may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

If a Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Series’ shares and result in higher reported capital gain or lower reported capital loss when those shares on which a distribution was received are sold.

Distributions declared in October, November, or December to shareholders of record during those months and paid during the following January are treated as if they were received by each shareholder on December 31 of the year in which they are declared for tax purposes.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale, exchange, or redemption of shares of the Series).

Sale, Exchange, or Redemption of Shares. Any gain or loss recognized on a sale, exchange or redemption of shares of a Series by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution or exempt-interest dividend are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the net capital gain distribution or disallowed to the extent of the exempt-interest dividend. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of shares of a Series for shares of a different Series is the same as a sale.

Each Series (or its administrative agent) is required to report to the IRS and furnish its shareholders the cost basis information for purchases of Series shares. In addition to the requirement to report the gross proceeds from the sale of shares, the Series is also required to report the cost basis information for such shares and indicate whether the shares had a short-term or long-term holding period. Each time a shareholder sells shares, the Series will permit the shareholder to elect from among several IRS accepted cost basis methods, including the average cost basis method. In the absence of an election, the Series will use the average cost basis method. The cost basis method elected by the shareholder (or the cost basis method applied by default) for each sale of shares may not be changed after the settlement date of each such sale of shares. Shareholders should consult their tax advisors to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review any cost basis information provided to them by the Series and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

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Tax Exempt Shareholders. Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Series serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Series if shares in the Series constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Certain types of income received by a Series from REITs, REMICs, taxable mortgage pools or other investments may cause the Series to designate some or all of its distributions as “excess inclusion income.” To Series shareholders such excess inclusion income may (i) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Series to be subject to tax if certain “disqualified organizations” as defined by the Code are Series shareholders. Tax-exempt investors sensitive to UBTI, especially charitable remainder trusts, are strongly encouraged to consult their tax advisers prior to investment in the Series regarding this issue and IRS pronouncements regarding the treatment of such income in the hands of such investors.

A Series’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from the Series until a shareholder begins receiving payments from its retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the shares of the Series.

Taxation of Series Investments. A Series’ transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, foreign entities treated as investment companies, derivative securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may affect a Series’ ability to qualify as a RIC, accelerate income to the Series, defer losses to the Series, require adjustments in the holding periods of the Series’ assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Series’ income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Series will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Series.

With respect to investments in zero coupon securities which are sold at original issue discount (“OID”) and thus do not make periodic cash interest payments, a Series will be required to include as part of its current income the imputed interest on such obligations even though the Series has not received any interest payments on such obligations during that period. Because each Series intends to distribute all of its net investment income to its shareholders, a Series may have to sell securities to distribute such imputed income which may occur at a time when the Advisor or Sub-Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss. Special rules apply if a Series holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by the Series under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in the Series’ gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Series’ OID in a taxable year with respect to a bond will increase the Series’ taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Series may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Series’ income with respect to the bond for the taxable year.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Series to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Each Series is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Series may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Series. It is anticipated that any net gain realized from the closing out of Section 1256 Contracts with respect to securities may be considered gain from the sale of securities and therefore may be qualifying income for purposes of the Qualifying Income Test (as described above). Each Series intends to distribute to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Series’ fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Series’ other investments and shareholders are advised on the nature of the distributions.

Certain investments in other underlying funds and ETFs may not produce qualifying income for purposes of the Qualifying Income Test or satisfy the “Asset Test” (as described above), that must be met in order for a Series to maintain its status as a RIC under the Code. For example, investments in ETFs that track physical commodities and which are treated as grantor trusts under the Code do not generate qualifying income and are not considered “securities” for purposes of the Asset Test (as described above). If one or more underlying funds and/or ETFs generates more non-qualifying income for purposes of the Qualifying Income Test than a Series’ portfolio

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management expects, it could cause the Series to inadvertently fail the Qualifying Income Test, thereby causing the Series to inadvertently fail to qualify as a RIC under the Code.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Series. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that generally derives less than 90% of its income from the same sources as described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

A Series may invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test (as describe above), but a Series’ investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test (as describe above) to no more than 25% of the value of a Series’ assets. The Series will monitor their investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests.

“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. “Qualified publicly traded partnership income” is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not the same as a “qualified publicly traded partnership” as defined above. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting a RIC, such as a Series, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable a Series to pass through the special character of “qualified publicly traded partnership income” to shareholders.

A Series may invest in REITs. Investments in REIT equity securities may require a Series to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Series may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Series’ investments in REIT equity securities may at other times result in a Series’ receipt of cash in excess of the REIT’s earnings; if a Series distributes these amounts, these distributions could constitute a return of capital to such Series’ shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Series will be treated as long-term capital gains by the Series and, in turn, may be distributed by the Series to its shareholders as a capital gain distribution. Dividends received by a Series from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Series to its shareholders that are attributable to qualified REIT dividends received by the Series and which the Series properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Series is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

If a Series invests directly in certain investments, such as commodities and commodity-linked derivative instruments, such investments may not produce qualifying income to the Series. To the extent a Series invests in such investments directly, the Series will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with their other investments that produce non-qualifying income).

If a Series fails to qualify as a RIC and to avail itself of certain relief provisions, it would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the SAI for a more detailed discussion, including the availability of certain relief provisions for certain failures by a Series to qualify as a RIC.

Foreign Investments. Transactions by a Series in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Series (i.e., may affect

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whether gains or losses are ordinary or capital), accelerate recognition of income to the Series and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Series to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Series to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Series intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Series as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to the Series’ business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Series’ non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Series’ status as a RIC for all years to which the regulations are applicable.

If a Series owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Series will be subject to one of the following special tax regimes: (i) the Series is liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Series as a dividend to its shareholders; (ii) if the Series were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Series would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Series’ pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Series; or (iii) the Series may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Series may have to distribute to its shareholders certain “phantom” income and gain the Series accrues with respect to its investment in a PFIC in order to satisfy its distribution requirement and to avoid imposition of the 4% excise tax described above. The Series will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by a Series arising from a QEF election will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Series, if the Series derives such income from its business of investing in stock, securities or currencies.

Foreign Taxes. Dividends and interest received by a Series may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Series’ total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible to, and may, file an election with the IRS that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions’ income taxes paid by the Series. If the Series were to make such an election, such Series would treat those taxes as dividends paid to its shareholders. Each shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and to treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If a Series makes the election, it will report annually to its shareholders the respective amounts per share of the Series’ income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by a Series as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Series qualifies as a “qualified fund-of-funds” under the Code. If a Series is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable it to pass along these foreign tax credits to its shareholders.

A Series will be treated as a “qualified fund-of-funds” if at least 50% of the value of the Series’ total assets (at the close of each quarter of the Series’ taxable year) is represented by interests in other RICs.

To the extent a Series invests in an underlying fund (including an ETF) that indicates that such underlying fund intends to satisfy the tax requirements to be treated as a RIC under the Code, the Series may be able to receive the benefits of a “qualified fund-of-funds” as described above. If, however, an underlying fund loses its status as a RIC under the Code, a Series would no longer be permitted to count its investment in such underlying fund for purposes of satisfying the requirements to be a “qualified fund-of-funds.” In addition, an underlying fund that loses its status as a RIC would be treated as a regular corporation subject to entity level taxation prior to making any distributions to a Series which would affect the amount, timing and character of such income distributed by an underlying fund to a Series.

Backup Withholding. In certain cases, a Series will be required to withhold and remit to the U.S. Treasury 24% of any taxable dividends, capital gain distributions and redemption proceeds paid to a shareholder (1) who has failed to provide a correct and properly certified taxpayer identification number, (2) who is subject to backup withholding by the IRS, (3) who has not certified to the Series that such shareholder is not subject to backup withholding, or (4) who has failed to certify that he or she is a U.S. person (including a U.S. resident

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alien). This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Foreign Shareholders. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income. A Series may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.    Gains realized by foreign shareholders from the sale or other disposition of shares of a Series generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Series. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Series is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Series or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Series or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Series will need to provide the Series with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax and the proper withholding form(s) to be submitted to the Series.

Potential Reporting Requirements. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Series are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Additional Tax Information Concerning the New York Tax Exempt and Diversified Tax Exempt Series. The Tax Exempt Series are designed to provide shareholders with current tax exempt interest income and are not intended to constitute a balanced investment program. If at least 50% of the value of a Tax Exempt Series’ total assets at the close of each quarter of its taxable year consists of debt obligations that generate interest exempt from U.S. Federal income tax, then such Tax Exempt Series may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying exempt interest dividends. Each Tax Exempt Series intends to qualify and to provide shareholders with income exempt from U.S. Federal income tax in the form of exempt-interest dividends.

If a Tax Exempt Series is treated as a “qualified fund-of-funds” (as described above), then the Tax Exempt Series is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests.

In addition, for the New York Tax Exempt Series, to the extent that exempt-interest dividends are derived from interest on obligations of the respective states or their respective political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), these dividends also may be exempt from New York state income taxes. Income from municipal securities of states other than New York generally does not qualify as tax-free in New York. With respect to the Diversified Tax Exempt Series, a portion of its dividends may be exempt in a shareholder’s state of residence. Each Tax Exempt Series will report the portion of its dividends that are derived from interest on obligations in each respective state. Because of these tax exemptions, an investment in a Tax Exempt Series may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of states other than New York for the New York Tax Exempt Series. The rules described above do not apply to corporate shareholders and such shareholders should consult their tax advisor concerning the application of these rules to their state tax reporting.

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Certain recipients of Social Security and railroad retirement benefits may be required to take into account income from the Tax Exempt Series in determining the taxability of their benefits. In addition, the Tax Exempt Series may not be an appropriate investment for shareholders that are “substantial users” or persons related to such users of facilities financed by private activity bonds or industrial revenue bonds. A “substantial user” is defined generally to include certain persons who regularly use a facility in their trade or business. Shareholders should consult their tax advisers to determine the potential effect, if any, on their tax liability of investing in the Tax Exempt Series.

Exempt-interest dividends may nevertheless be subject to the Alternative Minimum Tax. The Alternative Minimum Tax is applicable only to non-corporate taxpayers and is imposed at a rate of up to 28%. Exempt-interest dividends derived from certain “private activity bonds” issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the Alternative Minimum Tax).

The deduction otherwise allowable to property and casualty insurance companies for “losses incurred” will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during the taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a “branch profits tax” on their “dividend equivalent amount” for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their “passive investment income”, which could include exempt-interest dividends.

Issuers of bonds purchased by the Tax Exempt Series (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with the covenants.

Under the Code, if a shareholder receives an exempt-interest dividend with respect to any Series share and such Series share is subsequently sold, exchanged or redeemed and such Series share has been held for six months or less, any loss recognized will be disallowed to the extent of the amount of such exempt-interest dividend.

Although the Tax Exempt Series do not expect to earn any investment company taxable income (as defined by the Code), any income earned on taxable investments will be distributed and will be taxable to shareholders as ordinary income. In general, “investment company taxable income” comprises taxable net investment income plus the excess, if any, of net short-term capital gains over net long-term capital losses. The Tax Exempt Series would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it is anticipated that no such tax will be paid by the Tax Exempt Series.

State and Local Taxes. Distributions by a Series to shareholders and the ownership of shares may be subject to state and local taxes. Therefore, shareholders are urged to consult their tax advisors concerning the application of state and local taxes to investments in the Series, which may differ from the federal income tax consequences.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Series. Investments in Ginnie Mae or Fannie Mae securities, bankers acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-fee treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding whether, and under what conditions, such exemption is available.

Shareholders should consult their own tax advisors regarding the effect of federal, state, local, and foreign taxes affecting an investment in shares of a Series.

Performance Reporting

The performance of the Series may be compared in publications to the performance of various indices and investments for which reliable performance data is available. It may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Series’ annual reports contain additional performance information. These reports are available without charge at the Fund’s website, www.manning-napier.com, or by calling 1-800-466-3863.

Financial Statements

Each Series’ audited financial statements, including the report of PwC thereon, from the Series’ annual reports for the fiscal year ended December 31, 2020 are hereby incorporated by reference into this SAI. These Reports may be obtained without charge by calling 1-800-466-3863.

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Appendix A - Description of Bond Ratings1

Moody’s Investors Service, Inc. (“Moody’s”) Short-Term Prime Rating System - Taxable Debt and Deposits Globally

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer’s branch is located are not incorporated into Moody’s short-term debt ratings.

If an issuer represents to Moody’s that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

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The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.

Moody’s Municipal and Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

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A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s may also assign conditional ratings to municipal bonds. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under constructions, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d)payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Standard & Poor’s Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Standard & Poor’s Municipal and Corporate Bond Ratings

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

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AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

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Appendix B - Procedures for the Nominating Committee’s Consideration of Potential Nominees Submitted by Stockholders

A nominee for nomination as a Director submitted by a stockholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.

A stockholder or group of stockholders (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned at least 5% of the Fund’s common stock for at least two years prior to the date the Nominating Stockholder submits a candidate for nomination as a Director may submit one candidate to the Committee for consideration at an annual meeting of stockholders.

2.

The Nominating Stockholder must submit any such recommendation (a “Stockholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3.

The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than the date specified in a public notice by the Fund. Such public notice shall be made at least 30 calendar days prior to the deadline for submission of Stockholder Recommendations. Such public notice may be given in a stockholder report or other mailing to stockholders or by any other means deemed by the Committee or the Board of Directors to be reasonably calculated to inform stockholders.

4.

The Stockholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder (as defined below); (C) the class or Series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Stockholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder; (E) whether the Nominating Stockholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background ; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the Nominating Stockholder’s consent to be named as such by the Fund; (v) the class or Series and number of all shares of the Fund owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder. “Associated Person of the Nominating Stockholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Stockholder or (b) any person required to be identified pursuant to clause (vi).

5.

The Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

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Appendix C – Proxy Policy and Procedures

MANNING & NAPIER PROXY VOTING POLICIES AND PROCEDURES

GENERAL POLICY

This policy applies to Manning & Napier Advisors, LLC (“MNA”) and Rainier Investment Advisors, LLC (“Rainier”), collectively “Manning & Napier”, in their capacity as affiliated discretionary advisors to separate account clients and advisor and sub-advisor, respectively, to the Manning & Napier Fund, Inc. Manning & Napier is a fiduciary that owes duties of care and loyalty to each client with respect to its exercise of proxy voting authority. Manning & Napier is committed to effective stewardship of client assets and will engage with the companies in which we invest to vote proxies in a manner that we believe will maximize the long-term value of the investment. Manning & Napier has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and applicable rules and regulations.

Proxy votes are the property of Manning & Napier’s clients. It is presumed, however, that Manning & Napier, pursuant to its discretionary authority, will vote proxies on each client’s behalf. Clients typically delegate the authority and responsibility for proxy voting to Manning & Napier’s through their written investment management agreement. Manning & Napier uses Broadridge Financial Solutions, Inc. (“Broadridge”) to execute proxy votes in accordance with this policy and Glass Lewis & Co. (“Glass Lewis”) guidelines for those ballot issues that this policy does not address. Manning & Napier’s analysts may override these guidelines or Glass Lewis recommendations in accordance with and adherence to the procedure mandates set forth below. All conflicts or potential conflicts will be resolved by Manning & Napier’s Proxy Conflicts and Oversight Committee (the “Committee”).

It is Manning & Napier’s overarching policy regarding proxies to:

1.	Discharge our duties prudently, in the interest of plans, plan fiduciaries, plan participants, beneficiaries, clients and shareholders (together “clients”).

2.	Act prudently in voting of proxies by considering those factors, which would affect the value of client assets.

3.	Maintain accurate records as to voting of such proxies that will enable clients to periodically review voting procedures employed and actions taken in individual situations.

4.	Provide, upon request, a report of proxy activity for clients reflecting the activity of the portfolio requested.

5.	By following our procedures for reconciling proxies, take reasonable steps under the particular circumstances to ensure that proxies for which we are responsible are received by us.

6.	Make available, upon request, this policy to all plan fiduciaries, client, and shareholders.

7.	Comply with all current and future applicable laws, rules, and regulation governing proxy voting.

POLICY LIMITATIONS

Voting proxies with respect to shares of foreign companies may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries. Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking. These conditions present challenges such as but not limited to:

•

The shares in some countries may be “blocked” by the custodian or depository for a specified number of days before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. Manning & Napier may refrain from voting shares of foreign stocks subject to blocking restrictions where, in its judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares;

•	Often it is difficult to ascertain the date of a shareholder meeting and time frames between notification and the actual meeting date may be too short to allow timely action;

•	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting; and

•	The lack of “proxy voting service” or the imposition of voting fees may limit our ability to lodge votes in such countries.

Manning & Napier will make best efforts to vote foreign proxies in accordance with the guidelines set forth herein. There may be times, however, when Manning & Napier is unable to vote foreign proxies due to the practical limitations stipulated above. Manning & Napier might also refrain from voting a foreign proxy when doing so is in the clients’ best interests, such as when the explicit (e.g., travel) or imputed (e.g., trading limitations) cost of voting the proxy exceeds the expected benefit to the client.

PROCEDURES

Manning & Napier’s proxy voting policies and procedures are designed to align with each investment strategy. Accordingly, Manning & Napier’s proxy voting practices differ across strategies, which means that Manning & Napier can vote FOR a ballot issue on a security held in one portfolio and AGAINST a ballot issue on that same security held in another portfolio. Proxies for companies held in MNA’s

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qualitative, bottom-up investment strategies follow the parameters set forth in this policy and certain custom decisions provided to Broadridge. MNA’s analysts may request to override pre-determined voting protocols and such requests will be escalated to the Committee for review and determination. The Committee will review the analyst’s rationale and Glass Lewis research in order to reach a decision. MNA votes proxies in the Disciplined Value strategy in accordance with Glass Lewis recommendations. Rainier votes proxies in the in the Rainier International Small Cap strategy in accordance with Glass Lewis ESG recommendations. With regards to Custom Solution portfolios that contain a mix of Manning & Napier’s investment strategies, voting will occur pursuant to the strategy-level procedures set forth above.

GUIDELINES

These guidelines reflect Manning & Napier’s general views and serve to help Manning & Napier’s customers understand how we tend to vote typical ballot issues. Fundamentally, these guidelines are shaped by Manning & Napier’s desire and responsibility to preserve and enhance the value of securities for clients and to protect the long-term interests of our clients.

This list is not exhaustive and is subject to revision as new issues arise. Actual proxy votes may differ from these guidelines because Manning & Napier may determine that voting in contravention of these guidelines on a particular issue(s) is in the best interest of our clients. In all circumstances, however, Manning & Napier will discharge its proxy duties prudently, solely in the best interest of our clients, and for the exclusive purpose of providing benefits to those clients.

A.	BOARDS AND DIRECTORS

1.	Election of Directors

Generally, if not contested, we will vote FOR the nominated directors. For each director, care must be taken to determine from the proxy statement each director’s: attendance at meetings, investment in the company, status inside and outside company, governance profile, compensation, independence from management, and related/relevant parameters. If the director’s actions are questionable on any of these items, the analyst may vote AGAINST the election of the director.

In a contested race, voting decisions are based on the track record of both slates of candidates, an analysis of what each side is offering to shareholders, assessment of the likelihood of each slate to fulfill promises, and evaluation of the economic benefits that a new board verses old board could generate for shareholders. Candidate backgrounds and qualifications should be considered, along with benefit to shareholders of diversity on the board. If the proposed election of directors would change the number of directors, the change should not diminish the overall quality and independence of the board.

Because of the complexity and specific circumstances of issues concerning a contested race, Manning & Napier’s analysts will evaluate and decide these issues on a case-by-case basis.

2.	Appointment of Auditors:

We will vote AGAINST a change of auditors that compromises the integrity of the independent audit process or a change of auditors due to the auditors’ refusal to approve a company’s financial statement. We also will vote AGAINST the re-appointment of an auditor if we believe their independence has been compromised.

3.	Re-election of Directors

In order to hold directors accountable, they should be subject to frequent reelection – ideally, on an annual basis. Therefore, we recommend a vote AGAINST any proposal to extend the terms of directors beyond one year and a vote FOR annual election of directions.

4.	Classified Boards

A classified board is one in which directors are divided into two (sometimes more) classes, with each serving two-year (sometimes more) terms, with each class re-election occurring in a different year. A non-staggered Board serves a one-year term and Directors stand for re-election each year.

We will vote “FOR” proposals to declassify currently staggered boards and “AGAINST” proposals to retain or institute classified boards. Likewise, we will vote “FOR” proposals to re-elect directors annually. In our view, staggered boards are less accountable to shareholders than boards that are elected annually because directors who are elected annually are more focused on shareholder interests.

5.	Majority Vote in Director Elections

We would generally vote FOR binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated.

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Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies should also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

6.	Cumulative Voting

Cumulative voting permits proportional representation on the board of directors. Without it, a group with a simple majority could elect all directors. Cumulative voting is meant to enhance minority shareholder decision making power but may not always be beneficial depending on the he independence of the existing board and the operations of the majority voting structure. Accordingly, we will vote in accordance with Glass Lewis recommendations on a given company’s ballot.

7.	Director/Management Liability

Directors must be accountable to shareholders and liable for misdeeds. Therefore, we will vote “AGAINST” proposals that limit director liability or unreasonably indemnify directors. We recognize, however, that directors must be afforded certain protections in order to perform their duties and, therefore support a company taking certain measures, such as enrolling in liability insurance, to encourage directors to take measured risks designed to benefit shareholders.

8.	Independent Chair

We believe that a separation of roles between a CEO and a chairman create a better governance structure than a combined CEO/chairman position. A separation of roles enables the chairman and other board members to oversee the CEO, evaluate CEO performance and hold the CEO accountable. As such, we will vote “FOR” proposals to separate the roles of CEO and chairman. However, we will not automatically vote against the election of a CEO as chairman because we recognize the inevitability and necessity of this structure in smaller companies.

9.	Committee Independence

Where practical, we believe that chairpersons of nominating, compensation, or audit committees should be independent of management. Therefore, we recommend a vote FOR requirements that these committees have a majority of independent directors and AGAINST interested directors seeking appointment to one of these positions.

B.	COMPENSATION and BENEFITS

1.	General

Executive compensation and benefit packages can vary significantly across companies and the details of company plans can be quite nuanced and difficult to comprehend. We generally believe that companies are in the best position to determine the compensation and benefits that align with the company’s size, maturity, financial condition, and industry peers and that will attract and retain the talent required to execute company strategy and grow its value for shareholders. However, we also believe that companies must adopt policies and practices to link compensation and benefits with well-defined and clearly disclosed performance measures.

2.	Incentive Compensation

Incentive compensation plans reward an executive’s performance through a combination of cash compensation and stock awards. Typically, Manning & Napier will vote FOR incentive compensation plans that are reasonable relative to peer groups, derive from comprehensive and measurable performance metrics, are designed to attract and retained skilled executives, are sufficiently linked to an executive’s tenure and value-add, and are adequately disclosed to shareholders. We generally will vote AGAINST incentive compensation plans that dilute shareholder value, are disconnected from management performance, or offer management an opportunity to purchase stock below market value.

3.	Say on Pay

“Say on Pay” proposals give shareholders a non-binding vote on executive compensation. Manning & Napier will vote in accordance with Glass Lewis recommendations. Glass Lewis evaluates Say on Pay ballot measures on a case by case basis, considering an analysis of a company’s current executive compensation model, adequacy of the company’s disclosures around compensation and the specific terms of the say on pay proposal

4.	Pay for Performance

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Pay for performance refers to the link between an executive’s performance and their pay. Glass Lewis evaluates shareholder-initiated pay for performance proposals on a case by case basis, factoring in the alignment between the company’s long-term interests and its executives’ financial incentives and the methodology for setting executive compensation. Manning & Napier will defer to Glass Lewis voting recommendations on a given ballot.

5.	Golden Parachute

Golden parachutes are severance payments made to departing executives after a termination or change in control. We will typically vote AGAINST such payments because these payments are often made despite an executive’s or company’s poor performance. We will vote FOR proposals that require shareholder ratification of company severance agreements and executive death benefits.    While we generally recommend voting AGAINST “golden parachutes,” an analyst might vote FOR such an award if the analyst believes that it ultimately benefits shareholders.

6.	Clawback Provisions

A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive under certain circumstances such as when a company later determines that the executive failed to meet applicable performance goals, or the company must restate financials. Glass Lewis assesses each company’s clawback policies and we will vote in accordance with the Glass Lewis recommendations.

7.	Anti-gross-up Provisions

We will vote FOT anti-gross-up policies that prohibit companies from paying executive an additional sum of money intended to reimburse them for tax liabilities. Likewise, we will vote AGAINST ballot measures that seek to instate a tax gross-up payment. In our view, gross-up payments often are not transparent, making it difficult for shareholders to discern total compensation paid to executives.

C.	SHAREHOLDER RIGHTS and ANTI-TAKEOVER MEASURES

1.	Supermajority Voting Provisions

Supermajority voting provisions require more than a simple shareholder majority in order to ratify a proposal. We believe that supermajority provisions impede shareholder action on critical ballot items and limit the voice of shareholders in making crucial decisions. As such, we will vote AGAINST proposals to add a supermajority vote requirement and FOR proposals to remove supermajority provisions at non-controlled companies. At controlled companies we may vote AGAINST removing supermajority vote requirements in order to preserve our shareholder rights.

2.	Special Meetings of Shareholders

We oppose unreasonable limitations on shareholder rights but recognize management’s authority to limit shareholder proposals under certain circumstances. As such, we will vote these ballots in accordance with Glass Lewis recommendations.

3.	Shareholder recovery of proxy contest costs

We will vote in accordance with Glass Lewis case by case determinations on shareholder proposals that seek to require companies to reimburse shareholders for expenses they incurred by initiating proxy contents.

4.	Confidential Voting

Confidential voting is the best way to guarantee an independent vote. Shareholders must be able to vote all proxies on the merits of each proposal. Open voting alters the concept of free choice in corporate elections and proxy proposal by providing management the opportunity to influence the vote outcome – they can see who has voted for or against proposals before the final vote is taken and therefore management can pressure institutional shareholders, suppliers, customers, and other shareholders with which it maintains a business relationship. This process, which would give management the opportunity to coerce votes from its shareholders, destroys the concept of management accountability. Therefore, we recommend a vote FOR confidential voting.

5.	Multiple Classes of Stocks

Multiple classes of stock, which would give more voting rights to one class of shareholders at the expense of another, would clearly affect the rights of all shareholders. We recommend a vote AGAINST any proposal which divides common equity into more than one class of stock, or which limits the voting rights of certain shareholders of a single class of stock. The exception would only occur if a subsidiary of a company issued its own class of common stock, such as General Motor’s class E (for EDS) and H (for Hughes) stock.

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Similarly, we recommend a vote AGAINST any proposal to give the board of director’s broad powers with respect to establishing new classes of stock and determining voting, dividend, and other rights without shareholder review. An example would be requests to authorize “blank check” preferred stock.

6.	Shareholder Rights Plans

Shareholder Rights Plans (“Poison Pills”) give shareholders the ability to purchase shares from or sell shares back to the company or, in the case of a hostile acquisition, to the potential acquirer at a price far out of line with their fair market value, effectively making the company more expensive and less attractive to potential acquirers. Typically, we will vote AGAINST poison pill proposals and FOR proposals to eliminate existing poison pills and proposals that require companies to submit poison pills for shareholder ratification. However, there may be circumstances in which Glass Lewis recommends a vote FOR a poison pill and we will vote in accordance with Glass Lewis’ recommendation.

7.	Greenmail

We will vote FOR anti-greenmail proposals that prevent company management from buying back company stock from a greenmailer at a significant premium without shareholder approval. However, anti-greenmail measures cannot be bundled with other proposals designed to entrench existing management or discourage attractive takeovers.

D.	CHANGES IN CAPITAL STRUCTURE

1.	Increased Authorized Common Stock

Requests to authorize increases in common stock can be expected from time-to-time, and when handled in a disciplined manner such requests can be for beneficial purposes such as stock splits, cost-effective means of raising capital, or reasonable incentive programs. However, increases in common stock can easily become dilutive, so by no means are they always in the best interest of shareholders. Purpose and scale are the determining factors with respect to increases in common stock. We will vote in accordance with Glass Lewis’ case by case evaluation of these factors.

2.	Reincorporation

We believe that corporate jurisdiction is an issue better suited to board determinations than shareholder determinations. Companies seek reincorporation to obtain more favorable tax treatment or reap other benefits that a new corporate jurisdiction affords. Reincorporation can, however, negatively affect shareholder rights. Accordingly, Manning & Napier’s analysts will vote on such matters on a case by case basis.

3.	Approving Other Business

Management may, on occasion, seek broad authorization to approve business resolution without shareholder consent. Management typically already has the authority needed to make routine business decisions, so shareholders should avoid granting blanket authority to management, which may reduce management accountability and/or shareholders rights. Manning & Napier’s analysts will evaluate these proposals on a case-by-case basis.

E.	ENVIRONMENTAL, SOCIAL, GOVERNANCE MATTERS

Material environmental and social issues can have an impact on the value of a company’s stock. Manning & Napier believes that companies must adequately disclose policies any data related to such issues in a consistent manner so that they may be appropriately analyzed. To this end Manning & Napier will generally support proposals seeking company disclosures in line with those proposed by The Task Force on Climate-related Financial Disclosure (TCFD) and the Sustainability Accounting Standards Board (SASB). As not all proposals seek such broad disclosures Manning & Napier would also support reasonable proposals seeking the disclosure of policies related to other Environmental and Social issues including but not limited to:

•	Climate Change
•	Bribery/Corruption
•	Human Rights
•	Diversity

As well as data points including those related to:

•	Greenhouse Gas emissions

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•	Worker Safety
•	Diversity
•	Political Spending

Shareholder proposals on Environmental and Social issues may also seek to implement changes at the company which seek to lower the potential for boycotts, lawsuits, regulatory penalties or other financially adverse outcomes. When we believe the impact on the overall impact to shareholders would be neutral or positive, we recommend a vote FOR such proposals. Examples may include:

•	Resolution to establish shareholder advisory committees
•	Corporate conduct and human rights policies
•	Adoption of the “MacBride Principles” of equal employment
•	Adoption of “CERES Principles” of environmental responsibility
•	Legal and regulatory compliance policies
•	Supplier standards
•	Fair lending

F.	FOREIGN SECURITIES

While the international proxies generally follow the same guidelines listed above, there are several issues which are not normally a part of the domestic proxies and as such are addressed separately below.

1.	Receiving Financials

We recommend voting FOR such routine, non-controversial items. Most companies around the world submit their financials to shareholders for approval, and this is one of the first items on most agendas. When evaluating a company’s financial statements, unless there are major concerns about the accuracy of the financial statements, we would vote FOR this item.

2.	Accepting the acts or performance of the managing board or supervisory board

We recommend voting FOR such items. The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a vote of confidence in the company’s management and policies. It does not necessarily eliminate the possibility of future shareholder action, but it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders’ plans to take legal action.

3.	Capital Increase per the following

1. with rights, 2. without rights, 3. bonds with rights, or 4. bond without rights. In the majority of cases, we would vote FOR capital increases. There may be cases where the analyst deems the capital increase inappropriate and would then vote AGAINST such an item.

Companies can have one of two types of capital systems. The authorized capital system sets a limit in a company’s articles on the total number of shares that can be issued by the company’s board. The system allows companies to issue shares from this pre-approved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the number of shares contained in the articles is inadequate for issuance authorities. When looking at such issues, we need to review the following: the history of issuance requests; the size of the request; and the purpose of the issuance associated with the increase in authorization.

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. If a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Unissued shares lapse after the fixed time period expires. This type of authority would be used to carry out general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, we need to look at the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate

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earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the total potential dilution amount from all capital should be considered.

G.	CONFLICTS OF INTEREST

There are potential conflicts of interest that may arise in connection with the Firm or the Analyst responsible for voting a company’s proxy. Examples of potential conflicts may include the following: (1) the voting Analyst is aware that a client of the advisor or its affiliates is a public company whose shares are held in client portfolios; (2) the voting Analyst (or a member of their immediate family) of the advisor or its affiliates also has a personal interest in the outcome of a matter before shareholders of a particular security that they cover as an Analyst; (3) an employee (or a member of their immediate family) of the advisor or its affiliates is a Director or Officer of such security; (4) an employee (or a member of their immediate family) is a Director candidate on the proxy; or (5) the voting Analyst (or a member of their immediate family), the advisor or its affiliates have a business relationship with a participant in a proxy contest, corporate director or director candidates.

In recognizing the above potential conflicts, the following controls have been put in place: (1) analysts provide written confirmation that no conflict of interest exists with respect to each proxy vote on which the analyst opines. If an Analyst indicates a conflict of interest, then the analyst will not be permitted to vote the proxy; instead (2) the Committee will resolve any apparent or potential conflicts of interest. The Committee may utilize the following to assist in seeking resolution (including, without limitation, those instances when the Advisor potentially has an institutional conflict): (1) voting in accordance with the guidance of an independent consultant or outside counsel; (2) designation of a senior employee or committee member to vote that has neither a relationship with the company nor knowledge of any relationship between the advisor or its affiliates with such company; (3) voting in proportion to other shareholders of the issuer; (4) voting in other ways that are consistent with the advisor’s and its affiliates’ obligation to vote in clients’ collective best interest.

With respect to proxies solicited by a Series of the Manning & Napier Fund, Inc. held by separate account clients of Manning & Napier that have delegated proxy voting responsibility to Manning & Napier pursuant to the terms of their investment advisory agreements with Manning & Napier, the Committee will determine if any material conflicts of interest arise with respect to Manning & Napier voting the proxy. If the Committee determines that a material conflict of interest arises with respect to Manning & Napier voting the proxy, Manning & Napier will vote the proxy in accordance with Glass Lewis & Co.’s proxy voting policies and procedures. If the Committee determines that no material conflicts of interest arise with respect to Manning & Napier voting the proxy, then the Committee will determine how to vote the proxy and document its rationale for making the conflict of interest and voting determinations.

With respect to proxies solicited by a Series of the Manning & Napier Fund, Inc. held by another Series of the Manning & Napier Fund, Inc., Manning & Napier will vote such proxies in the same proportion as the vote of all other shareholders of the soliciting Series (i.e., “echo vote”), unless otherwise required by law.

When required by law or SEC exemptive order (if applicable), Manning & Napier will also “echo vote” proxies of an unaffiliated mutual fund or exchange traded fund (“ETF”). When not required to “echo vote,” Manning & Napier will defer to Glass Lewis procedures and recommendations for voting proxies of an unaffiliated mutual fund or ETF, subject to any custom policies of Manning & Napier set forth herein. If Manning & Napier and/or its affiliates own greater than a 5% position in an iShares Exchange Traded Fund, we will vote the shares in the same proportion as the vote of all other holders of shares of such iShares fund.

OVERSIGHT

Manning & Napier has a responsibility to oversee its proxy voting processes including those functions delegated to its service providers. Accordingly, Manning & Napier has adopted the following processes:

•	The Committee or persons that the Committee so designates will review these Guidelines annually

•	In conjunction with the annual Guideline review, the Committee will review the Glass Lewis guidelines and re-assess the prudence of relying on Glass Lewis research and voting recommendations

•

The Committee or persons that the Committee so designates will conduct due diligence on Glass Lewis to assess conflicts, review current voting methodology and research development processes, among other variables

•

Manning & Napier’s Vendor Oversight Committee will review Broadridge as a service provider, evaluating such factors as contract fulfillment, error occurrences, financial stability, control infrastructure, among other variables. This review will be conducted in accordance with the Vendor Oversight Committee’s risk-based review cycle.

ISSUER and LOBBYIST COMMUNICATION

Periodically, analysts may receive calls from lobbyists or solicitors trying to persuade them to vote a certain way on a proxy issue, or from other large stockholders trying to persuade Manning & Napier to join a voting conglomerate in order to exercise control of a

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company. We will take their opinions into consideration, but our policy is simply to vote in accordance with what we feel is in the best interest of our clients and shareholders and which maximizes the value of the investment.

RECORDKEEPING

Manning & Napier retains records of the following: (i) these and other related Policies and procedures; (ii) copies of each proxy statement received regarding client securities (except that Manning & Napier may rely on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system; (iii) a record of every vote cast on behalf of a client, which may be maintained by a third-party provider under certain conditions; (iv) documents, if any, that Manning & Napier prepared that were material to its proxy voting decisions; (v) all requests for proxy voting records and Manning & Napier’s reply to such requests; and (vi) documentation of conflicts of interests and resolutions thereto. These records will be maintained in accordance with applicable rules and regulations to which Manning & Napier is subject.

INQUIRIES

Information regarding these policies and procedures or voting records specific to your account may be obtained through your Financial Consultant or Relationship Manager.

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PART C – OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Articles of Incorporation as filed with the State of Maryland on July 26, 1984 (incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(2)	Articles of Amendment as filed with the State of Maryland on March 25, 1985 (incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(3)	Articles of Amendment as filed with the State of Maryland on May 23, 1985 (incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(4)	Articles of Amendment as filed with the State of Maryland on October 7, 1985 (incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(5)	Articles of Amendment as filed with the State of Maryland on July 3, 1986 (incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(6)	Articles Supplementary to the charter as filed with the State of Maryland on July 3, 1986 (incorporated by reference to Exhibit (4)(b) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(7)	Articles Supplementary to the charter as filed with the State of Maryland on January 20, 1989 (incorporated by reference to Exhibit (4)(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 000751173-98-00050).
	(8)	Articles Supplementary to the charter as filed with the State of Maryland on September 22, 1989 (incorporated by reference to Exhibit (4)(d) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 000751173-98-00050).
	(9)	Articles Supplementary to the charter as filed with the State of Maryland on November 8, 1989 (incorporated by reference to Exhibit (4)(e) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 000751173-98-00050).
	(10)	Articles Supplementary to the charter as filed with the State of Maryland on January 30, 1991 (incorporated by reference to Exhibit (4)(f) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 000751173-98-00050).
	(11)	Articles Supplementary to the charter as filed with the State of Maryland on April 27, 1992 (incorporated by reference to Exhibit (4)(g) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(12)	Articles Supplementary to the charter as filed with the State of Maryland on April 29, 1993 (incorporated by reference to Exhibit (4)(h) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(13)	Articles Supplementary to the charter as filed with the State of Maryland on September 23, 1993 (incorporated by reference to Exhibit (4)(i) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(14)	Articles Supplementary to the charter as filed with the State of Maryland on January 17, 1994 (incorporated by reference to Exhibit (4)(j) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(15)	Articles Supplementary to the charter as filed with the State of Maryland on December 13, 1995 (incorporated by reference to Exhibit (4)(k) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(16)	Articles Supplementary to the charter as filed with the State of Maryland on April 22, 1996 (incorporated by reference to Exhibit (4)(l) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(17)	Articles Supplementary to the charter as filed with the State of Maryland on September 26, 1997 (incorporated by reference to Exhibit (4)(m) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
	(18)	Articles of Amendment as filed with the State of Maryland on September 26, 1997 (incorporated by reference to Exhibit (1)(f) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(19)	Certificate of Correction to Articles Supplementary to the charter filed with the State of Maryland on February 24, 1998 (incorporated by reference to Exhibit (4)(n) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
(20)	Certificate of Correction to Articles of Amendment as filed with the State of Maryland on February 5, 1998 (incorporated by reference to Exhibit (1)(g) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
(21)	Articles of Amendment as filed with the State of Maryland on February 26, 1998 (incorporated by reference to Exhibit (1)(h) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).
(22)	Articles Supplementary to the charter as filed with the State of Maryland on April 14, 1999 (incorporated by reference to Exhibit (4)(o) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on April 19, 1999 with Accession Number 0000751173-99-000020).
(23)	Articles of Amendment as filed with the State of Maryland on April 14, 1999 (incorporated by reference to Exhibit (1)(i) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on April 19, 1999 with Accession Number 0000751173-99-000020).
(24)	Articles Supplementary to the charter as filed with the State of Maryland on May 13, 1999 (incorporated by reference to Exhibit (4)(p) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on May 25, 1999 with Accession Number 0001047469-99-022147).
(25)	Articles of Amendment as filed with the State of Maryland on August 30, 1999 (incorporated by reference to Exhibit (1)(j) to Post Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on February 29, 2000 with Accession Number 0000062039-00-000023).
(26)	Articles Supplementary to the charter as filed with the State of Maryland on February 24, 2000 (incorporated by reference to Exhibit (4)(q) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on February 29, 2000 with Accession Number 0000062039-00-000023).
(27)	Articles of Supplementary to the charter as filed with the State of Maryland on November 20, 2000(incorporated by reference to Exhibit 99.(c)18 to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on February 28, 2001 with Accession Number 0000751173-01-000016).
(28)	Articles of Amendment as filed with the State of Maryland on May 31, 2001 (incorporated by reference to Exhibit 99.A to Post Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on February 28, 2002 with Accession Number 0000751173-02-000014).
(29)	Articles of Amendment as filed with the State of Maryland on June 14, 2002 (incorporated by reference to Exhibit 99.A(12) to Post Effective Amendment No. 42 to the Registration Statement on Form N-1A filed on June 25, 2002 with Accession Number 0000751173-02-000049).
(30)	Articles of Amendment as filed with the State of Maryland on July 1, 2002 (incorporated by reference to Exhibit 99.a(13) to Post Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on February 28, 2003 with Accession Number 0000751173-03-000030).
(31)	Articles of Amendment as filed with the State of Maryland on November 22, 2002 (incorporated by reference to Exhibit 99.a(14) to Post Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on February 28, 2003 with Accession Number 0000751173-03-000030).
(32)	Articles of Amendment as filed with the State of Maryland on December 11, 2002 (incorporated by reference to Exhibit 99.a(15) to Post Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on February 28, 2003 with Accession Number 0000751173-03-000030).
(33)	Articles Supplementary to the charter as filed with the State of Maryland on April 25, 2003 (incorporated by reference to Exhibit 99.(c)(19) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on February 27, 2004 with Accession Number 0000751173-04-000027).
(34)	Articles Supplementary to the charter as filed with the State of Maryland on February 7, 2002 (incorporated by reference to Exhibit 99.(c)(19) to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A filed on April 29, 2004 with Accession Number 0000751173-04-000034).
(35)	Articles of Amendment as filed with the State of Maryland on May 21, 2004 (incorporated by reference to Exhibit 99.a(16) to Post Effective Amendment No. 47 to the Registration Statement on Form N-1A filed on June 8, 2004 with Accession Number 0000751173-04-000041).
(36)	Certificate of Correction to Articles of Amendment as filed with the State of Maryland on August 10, 2004 (incorporated by reference to Exhibit 99.a(17) to Post Effective Amendment No. 50 to the Registration Statement on Form N-1A filed on September 3, 2004 with Accession Number 0000751173-04-000071).
(37)	Articles of Amendment as filed with the State of Maryland on September 29, 2006 (incorporated by reference to Exhibit 99.a(18) to Post Effective Amendment No. 57 to the Registration Statement on Form N-1A filed on January 29, 2007 with Accession Number 0000751173-07-000006).
(38)	Articles of Amendment as filed with the State of Maryland on February 6, 2007 (incorporated by reference to Exhibit 99.a(19) to Post Effective Amendment No. 58 to the Registration Statement on Form N-1A filed on April 27, 2007 with Accession Number 0001193125-07-093050).

(39)	Articles of Amendment as filed with the State of Maryland on November 19, 2007 (incorporated by reference to Exhibit 99.a(20) to Post Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on December 3, 2007 with Accession Number 0001193125-07-257625).
(40)	Articles Supplementary to the charter as filed with the State of Maryland on May 16, 2007 (incorporated by reference to Exhibit 99.c(21) to Post Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on December 3, 2007 with Accession Number 0001193125-07-257625).
(41)	Articles of Amendment as filed with the State of Maryland on February 1, 2008 (incorporated by reference to Exhibit 99.a(21) to Post Effective Amendment No. 63 to the Registration Statement on Form N-1A filed on February 28, 2008 with Accession Number 0001193125-08-042057).
(42)	Articles of Amendment as filed with the State of Maryland on February 28, 2008 (incorporated by reference to Exhibit 99.a(22) to Post Effective Amendment No. 63 to the Registration Statement on Form N-1A filed on February 28, 2008 with Accession Number 0001193125-08-042057).
(43)	Articles of Amendment as filed with the State of Maryland on February 1, 2008 (incorporated by reference to Exhibit 99.a(23) to Post Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on March 28, 2008 with Accession Number 0001193125-08-068194).
(44)	Articles Supplementary to the charter as filed with the State of Maryland on May 27, 2008 (incorporated by reference to Exhibit 99.c(22) to Post Effective Amendment No. 67 to the Registration Statement on Form N-1A filed on August 19, 2008 with Accession Number 0001193125-08-180565).
(45)	Articles Supplementary to the charter as filed with the State of Maryland on June 24, 2008 (incorporated by reference to Exhibit 99.c(23) to Post Effective Amendment No. 67 to the Registration Statement on Form N-1A filed on August 19, 2008 with Accession Number 0001193125-08-180565).
(46)	Articles of Amendment as filed with the State of Maryland on October 27, 2008 (incorporated by reference to Exhibit 99.a(24) to Post Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on November 7, 2008 with Accession Number 0001193125-08-229113).
(47)	Articles Supplementary to the charter as filed with the State of Maryland on November 10, 2008 (incorporated by reference to Exhibit 99.c(24) to Post Effective Amendment No. 70 to the Registration Statement on Form N-1A filed on January 12, 2009 with Accession Number 0001193125-09-004579).
(48)	Articles of Amendment as filed with the State of Maryland on June 29, 2009 (incorporated by reference to Exhibit 99.a(48) to Post Effective Amendment No. 76 to the Registration Statement on Form N-1A filed on July 21, 2009 with Accession Number 0001193125-09-152822).
(49)	Articles of Amendment as filed with the State of Maryland on December 21, 2009 (incorporated by reference to Exhibit 99.a(49) to Post Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on February 26, 2010 with Accession Number 0001193125-10-043153).
(50)	Articles Supplementary to the charter as filed with the State of Maryland on March 24, 2010 (incorporated by reference to Exhibit 99.a(50) to Post Effective Amendment No. 80 to the Registration Statement on Form N-1A filed on April 30, 2010 with Accession Number 0001193125-10-101399).
(51)	Articles of Amendment to the charter as filed with the State of Maryland May 13, 2010 (incorporated by reference to Exhibit 99.a(51) to Post Effective Amendment No. 81 to the Registration Statement on Form N-1A filed on January 28, 2011 with Accession Number 0001193125-11-016949).
(52)	Articles Supplementary to the charter as filed with the State of Maryland on February 9, 2011 (incorporated by reference to Exhibit 99.a(52) to Post Effective Amendment No. 83 to the Registration Statement on Form N-1A filed on February 25, 2011 with Accession Number 0001193125-11-047379).
(53)	Articles Supplementary to the charter as filed with the State of Maryland dated September 2, 2011 (incorporated by reference to Exhibit 99.a(53) to Post Effective Amendment No. 92 to the Registration Statement on Form N-1A filed on September 23, 2011 with Accession Number 0001193125-11-255116).
(54)	Articles Supplementary to the charter as filed with the State of Maryland dated December 1, 2011 (incorporated by reference to Exhibit 99.a(54) to Post Effective Amendment No. 95 to the Registration Statement on Form N-1A filed on December 16, 2011 with Accession Number 0001193125-11-343574).
(55)	Articles of Amendment to the charter as filed with the State of Maryland dated December 21, 2011 (incorporated by reference to Exhibit 99.a(55) to Post Effective Amendment No. 97 to the Registration Statement on Form N-1A filed on December 29, 2011 with Accession Number 0001193125-11-355419).
(56)	Articles of Amendment to the charter as filed with the State of Maryland dated February 10, 2012 (incorporated by reference to Exhibit 99.a(56) to Post Effective Amendment No. 101 to the Registration Statement on Form N-1A filed on February 28, 2012 with Accession Number 0001193125-12-084741).
(57)	Articles Supplementary to the charter as filed with the State of Maryland dated March 1, 2012 (incorporated by reference to Exhibit 99.a(57) to Post Effective Amendment No. 103 to the Registration Statement on Form N-1A filed on March 21, 2012 with Accession Number 0001193125-12-124827).
(58)	Articles of Amendment to the charter as filed with the State of Maryland dated July 10, 2012 (incorporated by reference to Exhibit 99.a(58) to Post Effective Amendment No. 113 to the Registration Statement on Form N-1A filed on July 30, 2012 with Accession Number 0001193125-12-322593).

(59)	Articles of Amendment to the charter as filed with the State of Maryland dated September 10, 2012 (incorporated by reference to Exhibit 99.a(59) to Post Effective Amendment No. 117 to the Registration Statement on Form N-1A filed on October 23, 2012 with Accession Number 0001193125-12-430949).
(60)	Articles of Amendment to the charter as filed with the State of Maryland dated May 1, 2013 (incorporated by reference to Exhibit 99.a(60) to Post Effective Amendment No. 130 to the Registration Statement on Form N-1A filed on May 29, 2013 with Accession Number 0001193125-13-239252).
(61)	Articles Supplementary to the charter as filed with the State of Maryland dated July 1, 2013 (incorporated by reference to Exhibit 99.a(61) to Post Effective Amendment No. 132 to the Registration Statement on Form N-1A filed on July 31, 2013 with Accession Number 0001193125-13-312268).
(62)	Articles of Amendment to the charter as filed with the State of Maryland dated July 10, 2013 (incorporated by reference to Exhibit 99.a(62) to Post Effective Amendment No. 132 to the Registration Statement on Form N-1A filed on July 31, 2013 with Accession Number 0001193125-13-312268).
(63)	Articles Supplementary to the charter as filed with the State of Maryland dated September 18, 2013 (incorporated by reference to Exhibit 99.a(63) to Post Effective Amendment No. 135 to the Registration Statement on Form N-1A filed on October 10, 2013 with Accession Number 0001193125-13-396112).
(64)	Articles Supplementary to the charter as filed with the State of Maryland dated November 15, 2013 (incorporated by reference to Exhibit 99.a(64) to Post Effective Amendment No. 140 to the Registration Statement on Form N-1A filed on December 16, 2013 with Accession Number 0001193125-13-474559).
(65)	Articles of Amendment to the charter as filed with the State of Maryland dated December 2, 2013 (incorporated by reference to Exhibit 99.a(65) to Post Effective Amendment No. 140 to the Registration Statement on Form N-1A filed on December 16, 2013 with Accession Number 0001193125-13-474559).
(66)	Articles of Amendment to the charter as filed with the State of Maryland dated May 28, 2014 (incorporated by reference to Exhibit 99.a(66) to Post Effective Amendment No. 148 to the Registration Statement on Form N-1A filed on July 21, 2014 with Accession Number 0001193125-14-274048).
(67)	Articles Supplementary to the charter as filed with the State of Maryland dated December 1, 2014 (incorporated by reference to Exhibit 99.a(67) to Post Effective Amendment No. 157 to the Registration Statement on Form N-1A filed on December 5, 2014 with Accession Number 0001193125-14-434346).
(68)	Articles of Amendment to the charter as filed with the State of Maryland dated February 2, 2015 (incorporated by reference to Exhibit 99.a(68) to Post Effective Amendment No. 159 to the Registration Statement on Form N-1A filed on February 27, 2015 with Accession Number 0001193125-15-069104).
(69)	Articles of Amendment to the charter as filed with the State of Maryland dated April 10, 2015 (incorporated by reference to Exhibit 99.a(69) to Post Effective Amendment No. 163 to the Registration Statement on Form N-1A filed on April 29, 2015 with Accession Number 0001193125-15-155932).
(70)	Articles of Amendment to the charter as filed with the State of Maryland dated May 11, 2015 (incorporated by reference to Exhibit 99.a(70) to Post Effective Amendment No. 165 to the Registration Statement on Form N-1A filed on May 28, 2015 with Accession Number 000119325-15-203990).
(71)	Articles of Amendment to the charter as filed with the State of Maryland dated May 26, 2015 (incorporated by reference to Exhibit 99.a(71) to Post Effective Amendment No. 169 to the Registration Statement on Form N-1A filed on July 31, 2015 with Accession Number 0001193125-15-272472).
(72)	Articles Supplementary to the charter as filed with the State of Maryland dated July 10, 2015 (incorporated by reference to Exhibit 99.a(72) to Post Effective Amendment No. 169 to the Registration Statement on Form N-1A filed on July 31, 2015 with Accession Number 0001193125-15-272472).
(73)	Articles of Amendment to the charter as filed with the State of Maryland dated July 13, 2015 (incorporated by reference to Exhibit 99.a(73) to Post Effective Amendment No. 169 to the Registration Statement on Form N-1A filed on July 31, 2015 with Accession Number 0001193125-15-272472).
(74)	Articles of Amendment to the charter as filed with the State of Maryland dated December 18, 2015 (incorporated by reference to Exhibit 99.a(74) to Post Effective Amendment No. 171 to the Registration Statement on Form N-1A filed on December 30, 2015 with Accession Number 0001193125-15-416921).
(75)	Articles of Amendment to the charter as filed with the State of Maryland dated February 3, 2017 as (incorporated by reference to Exhibit 99.a(75) to Post Effective Amendment No. 183 to the Registration Statement on Form N-1A filed on February 24, 2017 with Accession Number 0001193125-17-056244).
(76)	Articles of Amendment to the Charter as filed with the State of Maryland dated June 6, 2016 (incorporated by reference to Exhibit 99.a(76) to Post Effective Amendment No. 185 to the Registration Statement on Form N-1A filed on April 18, 2017 with Accession Number 0001193125-17-127042).
(77)	Articles Supplementary to the Charter as filed with the State of Maryland dated April 11, 2017 (incorporated by reference to Exhibit 99.a(77) to Post Effective Amendment No. 185 to the Registration Statement on Form N-1A filed on April 18, 2017 with Accession Number 0001193125-17-127042).
(78)	Articles of Amendment to the Charter as filed with the State of Maryland dated April 12, 2017 (incorporated by reference to Exhibit 99.a(78) to Post Effective Amendment No. 185 to the Registration Statement on Form N-1A filed on April 18, 2017 with Accession Number 0001193125-17-127042).

	(79)	Articles of Amendment to the Charter as filed with the State of Maryland dated June 19, 2017 (incorporated by reference to Exhibit 99.a(79) to Post Effective Amendment No. 188 to the Registration Statement on Form N-1A filed on June 21, 2017 with Accession Number 0001193125-17-209147).
	(80)	Articles of Amendment to the Charter as filed with the State of Maryland dated December 4, 2017 (incorporated by reference to Exhibit 99.a(80) to Post Effective Amendment No. 197 to the Registration Statement on Form N-1A filed on December 7, 2017 with Accession Number 0001193125-17-363530).
	(81)	Articles of Amendment to the Charter as filed with the State of Maryland dated February 14, 2018 (incorporated by reference to Exhibit 99.a(81) to Post Effective Amendment No. 199 to the Registration Statement on Form N-1A filed on February 26, 2018 with Accession Number 0001193125-18-058157).
	(82)	Articles of Amendment to the Charter as filed with the State of Maryland dated June 26, 2018 (incorporated by reference to Exhibit 99.a(82) to Post Effective Amendment No. 203 to the Registration Statement on Form N-1A filed on July 17, 2018 with Accession Number 0001193125-18-219598).
	(83)	Articles Supplementary to the Charter as filed with the State of Maryland dated July 12, 2018 (incorporated by reference to Exhibit 99.a(83) to Post Effective Amendment No. 203 to the Registration Statement on Form N-1A filed on July 17, 2018 with Accession Number 0001193125-18-219598).
	(84)	Articles of Amendment to the Charter as filed with the State of Maryland dated July 20, 2018 (incorporated by reference to Exhibit 99.a(84) to Post Effective Amendment No. 205 to the Registration Statement on Form N-1A filed on September 26, 2018 with Accession Number 0001193125-18-283857).
	(85)	Articles Supplementary to the Charter as filed with the State of Maryland dated September 13, 2018 (incorporated by reference to Exhibit 99.a(85) to Post Effective Amendment No. 205 to the Registration Statement on Form N-1A filed on September 26, 2018 with Accession Number 0001193125-18-283857).
	(86)	Articles of Amendment to the Charter as filed with the State of Maryland dated December 3, 2018 (incorporated by reference to Exhibit 99.a(86) to Post Effective Amendment No. 213 to the Registration Statement on Form N-1A filed on February 27, 2019 with Accession Number 0001193125-19-054181).
	(87)	Articles of Amendment to the Charter as filed with the State of Maryland dated February 6, 2019 (incorporated by reference to Exhibit 99.a(87) to Post Effective Amendment No. 213 to the Registration Statement on Form N-1A filed on February 27, 2019 with Accession Number 0001193125-19-054181).
	(88)	Articles of Amendment to the Charter as filed with the State of Maryland dated April 23, 2019 (incorporated by reference to Exhibit 99.a.(88) to Post Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on February 27, 2020 with Accession Number 0001193125-20-052712).
	(89)	Articles of Amendment to the Charter as filed with the State of Maryland dated June 10, 2019 (incorporated by reference to Exhibit 99.a.(89) to Post Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on February 27, 2020 with Accession Number 0001193125-20-052712).
	(90)	Articles of Amendment to the Charter as filed with the State of Maryland dated November 6, 2019 (incorporated by reference to Exhibit 99.a.(90) to Post Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on February 27, 2020 with Accession Number 0001193125-20-052712).
	(91)	Articles of Amendment to the Charter as filed with the State of Maryland dated December 6, 2019 (incorporated by reference to Exhibit 99.a.(91) to Post Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on February 27, 2020 with Accession Number 0001193125-20-052712).
	(92)	Articles of Amendment to the Charter as filed with the State of Maryland dated July 30, 2020 as filed herewith.
	(93)	Articles of Amendment to the Charter as filed with the State of Maryland dated October 28, 2020 as filed herewith.

(b)
	(1)	Amended and Restated By-Laws dated May 5, 2020 (incorporated by reference to Exhibit (2)(a)(1) to the Registration Statement on Form N-14 filed on May 21, 2020 with Accession Number 0001387131-20-005062).

(c)
	(1)	Specimen Stock Certificate (incorporated by reference to Exhibit 1(a) (Articles of Incorporation) and Exhibit (2) (By-Laws) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(d)
	(1)	Investment Advisory Agreement dated June 30, 2020 as filed herewith.
	(1)(a)	Amended and Restated Schedule A to the Investment Advisor Agreement dated August 18, 2020 as filed herewith.
	(1)(b)	Amended and Restated Schedule A to the Investment Advisory Agreement dated September 28, 2020 as filed herewith.

	(2)(a)	Expense Limitation Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc., dated May 11, 2020 (incorporated by reference to Exhibit (6)(b)(1) to the Registration Statement on Form N-14 filed on May 21, 2020 with Accession Number 0001387131-20-005062).

	(2)(a)(i)	Amended and Restated Schedule A to the Expense Limitation Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc., dated September 28, 2020 as filed herewith.

	(2)(b)	Advisory Fee Waiver Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. dated May 11, 2020 for the Class W shares of the Series as filed herewith.

	(3)(a)	Investment Advisory Agreement between Manning & Napier Fund, Inc. and Manning & Napier Advisors, LLC, dated June 30, 2020 on behalf of the Rainier International Discovery Series as filed herewith.

	(4)(a)	Investment Sub-Advisory Agreement between Rainier Investment Management, LLC and Manning & Napier Advisors, LLC, dated June 30, 2020 on behalf of the Rainier International Discovery Series as filed herewith.

(e)
	(1)	Amended and Restated Distribution Agreement dated May 11, 2020 (incorporated by reference to Exhibit (7)(a)(1) to the Registration Statement on Form N-14 filed on May 21, 2020 with Accession Number 0001387131-20-005062).
	(2)	Manning & Napier Fund, Inc. form of dealer agreement between Manning & Napier Investor Services, Inc. and financial intermediaries (incorporated by reference to Exhibit 99.e(2) to Post-Effective Amendment 201 to the Registration Statement on Form N-1A filed on April 26, 2018 with Accession Number 0001193125-18-134595).

(f)		Not Applicable.

(g)
	(1)	Mutual Fund Custody and Service Agreement between Manning & Napier Fund, Inc. and The Bank of New York Mellon beginning February 1, 2015 (incorporated by reference to Exhibit 99.g(1) to Post-Effective Amendment No. 163 to the Registration Statement on Form N-1A filed on April 29, 2015 with Accession Number 0001193125-15-155932).
(1)(a)

Amendment to the Custody Agreement dated January 1, 2018 (incorporated by reference to Exhibit 99.g(1)a to Post-Effective Amendment No. 199 to the Registration Statement on Form N-1A filed on February 26, 2018 with Accession Number 0001193125-18-058157).

(h)
	(1)	Amended and Restated Master Services Agreement dated February 13, 2020 between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. (incorporated by reference to Exhibit 99.h(1) to Post-Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on February 27, 2020 with Accession Number 0001193125-20-052712).

	(2)	Transfer Agency and Shareholder Services Agreement between BNY Mellon Investment Servicing (US) Inc., Manning & Napier Fund, Inc. and Manning & Napier Advisors, LLC dated March 1, 2017 (incorporated by reference to Exhibit 99.h(2) to Post-Effective Amendment No. 185 to the Registration Statement on Form N-1A filed on April 18, 2017 with Accession Number 0001193125-17-127042).
(2)(a)

Amendment No. 1 to the Transfer Agency and Shareholder Services Agreement dated March 10, 2017 (incorporated by reference to Exhibit 99.h(2)a to Post-Effective Amendment No. 199 to the Registration Statement on Form N-1A filed on February 26, 2018 with Accession Number 0001193125-18-058157).

(2)(b)

Amendment No. 2 to the Transfer Agency and Shareholder Services Agreement dated June 12, 2017 (incorporated by reference to Exhibit 99.h(2)b to Post-Effective Amendment No. 199 to the Registration Statement on Form N-1A filed on February 26, 2018 with Accession Number 0001193125-18-058157).

(2)(c)

Amendment No. 3 to the Transfer Agency and Shareholder Services Agreement dated October 11, 2017 (incorporated by reference to Exhibit 99.h(2)c to Post-Effective Amendment No. 199 to the Registration Statement on Form N-1A filed on February 26, 2018 with Accession Number 0001193125-18-058157).

(2)(d)

Amendment No. 4 to the Transfer Agency and Shareholder Services Agreement dated January 1, 2018 (incorporated by reference to Exhibit 99.h(2)d to Post-Effective Amendment No. 199 to the Registration Statement on Form N-1A filed on February 26, 2018 with Accession Number 0001193125-18-058157).

(i)		Opinion of Morgan, Lewis & Bockius, LLP is filed herewith.

(j)		Consent of Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP is filed herewith.

(k)		Not Applicable.

(l)		Investment letters (incorporated by reference to Exhibit (13) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(m)
	(1)	Shareholder Services Plan (incorporated by reference to Exhibit 99.m(5) to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on December 17, 2007 with Accession Number 0001193125-07-266584).
	(1)(a)	Amended and Restated Shareholder Services Plan Exhibit A dated May 21, 2020 as filed herewith.

	(2)	Shareholder Services Agreement between Manning & Napier Fund, Inc. and Manning & Napier Advisors, Inc. (incorporated by reference to Exhibit 99.m(6) to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on December 17, 2007 with Accession Number 0001193125-07-266584).

(2)(a)

Assignment and Assumption Agreement among Manning & Napier Fund, Inc., Manning & Napier Advisors, Inc., and Manning & Napier Advisors, LLC dated October 1, 2011 (incorporated by reference to Exhibit 99.d(2)e to Post Effective Amendment No. 93 to the Registration Statement on Form N-1A filed on November 1, 2011 with Accession Number 0001193125-11-289850).

	(2)(b)	Amended and Restated Shareholder Services Agreement Exhibit A dated May 21, 2020 as filed herewith.

	(3)	Amended and Restated Distribution and Shareholder Services Plan (incorporated by reference to Exhibit 99.m(3) to Post-Effective Amendment No. 213 to the Registration Statement on Form N-1A filed on February 27, 2019 with Accession Number 0001193125-19-054181).
	(3)(a)	Amended and Restated Distribution and Shareholder Services Plan Exhibit A dated September 28, 2020 as filed herewith.

(n)
	(1)	Amended and Restated Rule 18f-3 Plan dated May 23, 2019 (incorporated by reference to Exhibit 99.n(1) to Post-Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on February 27, 2020 with Accession Number 0001193125-20-052712).
	(1)(a)	Amended and Restated Rule 18f-3 Plan Schedule A dated September 28, 2020 as filed herewith.

(o)		Not Applicable.

(p)
	(1)	Amended Code of Ethics adopted by Manning & Napier Fund, Inc., Manning & Napier Advisors, LLC, Manning & Napier Investor Services, Inc. and Rainier Investment Management, LLC dated February 4, 2020 (incorporated by reference to Exhibit 99.p(1) to Post-Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on February 27, 2020 with Accession Number 0001193125-20-052712).

(q)
	(1)	Powers of Attorney dated February 13, 2020 for Chester N. Watson, Paul A. Brooke, and Stephen B. Ashley (incorporated by reference to Exhibit 99.q to Post-Effective Amendment No. 215 to the Registration Statement on Form N-1A filed on February 27, 2020 with Accession Number 0001193125-20-052712).
	(2)	Power of Attorney dated April 17, 2020 for Russell O. Vernon as filed herewith.
	(3)	Powers of Attorney dated February 11, 2020 for John M. Glazer and Margaret McLaughlin as filed herewith.

101.INS		XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH		XBRL Taxonomy Extension Schema Document
101.CAL		XBRL Taxonomy Extension Calculation Linkbase Document
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Item 29.

Persons Controlled by or under Common Control with Registrant.

Not Applicable

Item 30.

Indemnification.

Reference is made to subparagraph (b) of paragraph (7) of Article SEVENTH of Registrant’s Articles of Incorporation, which reflects the positions taken in Investment Company Act Release 11330.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling persons of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Directors and Officers of the Registrant are covered parties under a Directors & Officers/Errors & Omissions insurance policy issued by St. Paul Fire & Marine Insurance Company, Federal Insurance Company, Arch Insurance Company, Continental Casualty Company and Berkley Regional Insurance Company. The effect of such insurance is to insure against liability for any act, error, omission, misstatement, misleading statement, neglect or breach of duty by the insureds as directors and/or officers of the Registrant.

Item 31.

Business and Other Connections of Investment Advisor.

Manning & Napier Advisors, LLC is the investment advisor of the High Yield Bond Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Conservative Series, Pro-Blend Maximum Term Series, Equity Series, Overseas Series, New York Tax Exempt Series, Diversified Tax Exempt Series, Core Bond Series, Unconstrained Bond Series, Disciplined Value Series, Real Estate Series and Rainier International Discovery Series. Manning & Napier Advisors, LLC was the investment advisor to the Emerging Markets Series prior to its liquidation on November 10, 2017, the Quality Equity Series prior to its liquidation on March 9, 2018, the World Opportunities Series prior to its reorganization into the Overseas Series on September 24, 2018, the Strategic Income Conservative Series prior to its liquidation on September 27, 2018, the Ohio Tax Exempt Series and Global Fixed Income Series prior to their liquidations on November 30, 2018, the Income Series, Equity Income Series and International Series prior to their liquidations on November 20, 2019, the Blended Asset Moderate Series, Blended Asset Conservative Series, Blended Asset Extended Series and Blended Asset Maximum Series prior to their liquidation on September 18, 2020 and the Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series, Target 2060 Series prior to their reorganization on September 28, 2020. For information as to the business, profession, vocation or employment of a substantial nature of Manning & Napier Advisors, LLC and its officers, reference is made to Part B of this Registration Statement and to Form ADV as filed under the Investment Advisers Act of 1940 by Manning & Napier Advisors, LLC.

Rainier Investment Management, LLC is the investment sub-advisor of the Rainier International Discovery Series. For information as to the business, profession, vocation or employment of a substantial nature of Rainier Investment Management, LLC and its officers, reference is made to Part B of this Registration Statement and to Form ADV as filed under the Investment Advisers Act of 1940 by Rainier Investment Management, LLC.

Item 32.

Principal Underwriters.

(a)    Not Applicable

(b)    Manning & Napier Investor Services, Inc. is the Distributor for the Registrant’s shares.

Name & Principal Business Address	Positions & Offices With Distributor	Positions & Offices With Registrant
Scott Morabito 290 Woodcliff Drive Fairport, NY 14450	President & Director	Vice President
Valerie Lindenmuth 290 Woodcliff Drive Fairport, NY 14450	Director	N/A
Michelle O’Brien 290 Woodcliff Drive Fairport, NY 14450	Treasurer	N/A
Elizabeth Craig 290 Woodcliff Drive Fairport, NY 14450	Corporate Secretary & Director	Corporate Secretary
Samantha Larew 290 Woodcliff Drive Fairport, NY 14450	Chief Compliance Officer	Chief Compliance Officer

(c)    Not Applicable

Item 33.

Location of Accounts and Records.

With respect to the Registrant:

Manning & Napier Fund, Inc.

290 Woodcliff Drive

Fairport, NY 14450

With respect to the Registrant’s Investment Advisors:

Manning & Napier Advisors, LLC

290 Woodcliff Drive

Fairport, NY 14450

Rainier Investment Management, LLC

600 University Street, Suite 2412

Seattle, WA 98101

With respect to the Registrant’s Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

With respect to the Registrant’s Custodian:

The Bank of New York Mellon Corporation

135 Santilli Highway

Everett, MA 02149

Item 34.

Management Services.

Not Applicable.

Item 35.

Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant duly certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Fairport and State of New York on the 25th day of February 2021.

Manning & Napier Fund, Inc.
(Registrant)

By /s/ Paul J. Battaglia
Paul J. Battaglia
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Paul J. Battaglia Paul J. Battaglia	President, Principal Executive Officer, Director	February 25, 2021
/s/ * Stephen B. Ashley	Director	February 25, 2021
/s/ * Paul A. Brooke	Director	February 25, 2021
/s/ * John M. Glazer	Director	February 25, 2021
/s/ * Margaret McLaughlin	Director	February 25, 2021
/s/ * Russell O. Vernon	Director	February 25, 2021
/s/ * Chester N. Watson	Director	February 25, 2021
/s/ Troy Statczar Troy Statczar	Principal Financial Officer, Chief Financial Officer, Treasurer	February 25, 2021

* By:	/s/ Paul J. Battaglia
Paul J. Battaglia

* Pursuant to powers of attorney dated February 13, 2020, April 17, 2020 and February 11, 2021. See Item 28(q) of this Registration Statement.

EXHIBIT INDEX

Exhibit 99.a(92) - Articles of Amendment to the Charter as filed with the State of Maryland dated July 30, 2020.

Exhibit 99.a(93) - Articles of Amendment to the Charter as filed with the State of Maryland dated October 28, 2020.

Exhibit 99.d(1) – Investment Advisory Agreement dated June 30, 2020.

Exhibit 99.d(1)(a) – Amended and Restated Schedule A of the Investment Advisory Agreement dated August 18, 2020.

Exhibit 99.d(1)(b) – Amended and Restated Schedule A for the Investment Advisory Agreement dated September 28, 2020.

Exhibit 99.d(2)(a)(i) – Amended and Restated Schedule A to the Expense Limitation Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc., dated September 28, 2020.

Exhibit 99.d(2)(b) - Advisory Fee Waiver Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. dated May 11, 2020 for the Class W shares of the Series.

Exhibit 99.d(3)(a) – Investment Advisory Agreement between Manning & Napier Fund, Inc. and Manning & Napier Advisors, LLC, dated June 30, 2020 on behalf of the Rainier International Discovery Series.

Exhibit 99.d(4)(a) – Investment Sub-Advisory Agreement between Rainier Investment Management, LLC and Manning & Napier Advisors, LLC, dated June 30, 2020 on behalf of the Rainier International Discovery Series.

Exhibit 99.i – Opinion of Morgan, Lewis & Bockius, LLP.

Exhibit 99. j – Consent of Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP.

Exhibit 99.m(1)(a) – Amended and Restated Shareholder Services Plan Exhibit A dated May 21, 2020.

Exhibit 99.m(2)(b) – Amended and Restated Shareholder Services Agreement Exhibit A dated May 21, 2020.

Exhibit 99.m(3)(a) – Amended and Restated Distribution and Shareholder Services Plan Exhibit A dated September 28, 2020.

Exhibit 99.n(1)(a) – Amended and Restated Rule 18f-3 Plan Schedule A dated September 28, 2020.

Exhibit 99.q(2) – Power of Attorney dated April 17, 2020 for Russell O. Vernon.

Exhibit 99.q(3) – Powers of Attorney dated February 11, 2021 for John M. Glazer and Margaret McLaughlin.